As filed with the Securities and Exchange Commission on April 20, 2017
File No. 333-101942
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 25	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 625	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY
(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2017 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD LEADERS EDGE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in-force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds
✓	American Funds Insurance Series
✓	Franklin Templeton Investments
✓	Hartford HLS Funds
✓	MFS Investment Management
Please see Appendix A for additional information. There may be contract and/or rider variations due to requirements under state law. See your contract and riders for the provisions appropriate to you.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2017 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2017

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

f. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option .

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	5.5%
$50,000 - $99,999	4.5%
$100,000 - $249,999	3.5%
$250,000 - $499,999	2.5%
$500,000 - $999,999	2.0%
$1,000,000+	1.0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments)
First Year	0%
Second Year	0%
Third Year	0%
Fourth Year	0%
Fifth Year	0%
Sixth Year	0%
Seventh Year	0%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None

*	Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

	Series II/IIR	Series III
Annual Maintenance Fee (I)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	0.80%	0.65%
Administrative Charge	0.15%	0.20%
Total Separate Account Annual Expenses	0.95%	0.85%
Maximum Optional Charges (as a percentage of average daily Account Value)
The Hartford’s Principal First Preferred Charge (5)	0.20%	0.20%
The Hartford’s Principal First Charge (2)(5)	0.75%	0.75%
MAV/MAV Plus Charge	0.30%	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.00%	1.90%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base (4))
The Hartford’s Lifetime Income Foundation Charge (5)	0.30%	0.30%
The Hartford’s Lifetime Income Builder II Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Selects (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

The Hartford’s Lifetime Income Builder Portfolios (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%: Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Hartford Leaders Outlook II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Sub-Account assets, including management fee, Rule 12b-1 distribution and/or service fees, and other expenses)	0.31%	1.39%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible. The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
Series III:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$981
3 years	$1,847
5 years	$2,721
10 years	$4,939

(2)	If you annuitize at the end of the applicable time period:

1 year	$806
3 years	$1,121
5 years	$1,994
10 years	$4,208

(3)	If you do not Surrender your Contract:

1 year	$981
3 years	$1,847
5 years	$2,721
10 years	$4,939

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The General Account
The Fixed Accumulation Feature are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix A for more information.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership,

The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds, based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2016, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
Important Information You Should Know: This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

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Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix F for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

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Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

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“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

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30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First and The Hartford's Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.

Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
Annuity Commencement Date Deferral Option (“Deferral Option”)
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100 th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
The Hartford may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company

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The Deferral Option is not available if you have elected any of the following living benefit riders: The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder Selects;

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100 th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

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The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

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The Hartford’s Principal First and The Hartford’s Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under The Hartford’s Principal First or The Hartford’s Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;

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At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

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Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

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If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.

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If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.

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Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

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It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

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Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

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Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate The Hartford’s Principal First or The Hartford’s Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
d. Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100 th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

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For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the

Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
e. Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.

If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.

6. Optional Death Benefits
a. MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.

How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.
7. Optional Withdrawal Benefits
a. The Hartford’s Principal First Preferred
If you elect the Deferral Option, The Hartford's Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The Hartford’s Principal First Preferred rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for The Hartford’s Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford’s Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issue, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

b.	The Hartford’s Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Foundation rider.

Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to "Is the rider designed to pay you a Death Benefit" and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.   If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

c.	The Hartford’s Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have The Hartford's Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
Please refer to the "Is the rider designed to pay you a Death Benefit" and Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic

Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.   If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

d. The Hartford’s Principal First
If you elect the Deferral Option, The Hartford's Principal First rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
The Hartford’s Principal First rider is closed to new investors (including to existing Owners).

Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 7 for The Hartford’s Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit

Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous
a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford’s Principal First or The Hartford’s Lifetime Income Builder have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100 th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. In The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford’s Lifetime Income Foundation or The Hartford’s Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core: If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliated to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus: There are no investment restrictions for The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. For Connecticut residents that elect The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or the Hartford’s Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate the Hartford’s Principal First Preferred of the Hartford’s Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for the Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and the Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Selects and The Hartford's Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout.

The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
c. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
e. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2016. Contracts were be sold by individuals were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries (“Registered Representatives”).
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2016, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Invesacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2016, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statement

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision .
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be

APP TAX-3

used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

APP TAX-4

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

APP TAX-5

g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has

APP TAX-6

stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate

APP TAX-7

Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

APP TAX-8

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a

APP TAX-9

SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be

APP TAX-10

permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2017. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts

APP TAX-11

under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively

APP TAX-12

to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.

APP TAX-13

8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE

APP TAX-14

Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — Examples
Table of Contents

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
The Hartford’s Principal First	APP I-4
The Hartford’s Principal First Preferred	APP I-5
The Hartford’s Lifetime Income Builder	APP I-6
The Hartford’s Lifetime Income Foundation	APP I-8
The Hartford’s Lifetime Income Builder II	APP I-11
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP I-16
MAV Plus	APP I-29
Annuity Commencement Date Deferral Option	APP I-31

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-3

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

APP I-4

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

The Hartford’s Principal First
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”

APP I-5

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
The Hartford’s Principal First Preferred
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-6

The Hartford’s Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) – 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

APP I-7

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.

APP I-8

The Hartford’s Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

APP I-9

Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.

APP I-10

After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.

APP I-11

After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

The Hartford’s Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

APP I-12

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

APP I-13

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.

APP I-14

After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.

APP I-15

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)

APP I-16

The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

APP I-17

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base

APP I-18

You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-19

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-20

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal

APP I-21

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

APP I-22

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.

APP I-23

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender

APP I-24

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

APP I-25

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing

APP I-26

Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percent multiplied by the Payment Base on date of continuation	Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

APP I-27

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000

APP I-28

Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing

APP I-29

Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

APP I-30

Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

APP I-31

Annuity Commencement Date Deferral Option
T his example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100 th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:

APP I-32

The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP II-1

Appendix II — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

REST OF PAGE INTENTIONALLY LEFT BLANK
Hartford Life Insurance Company
Series II/IIR

APP II-2

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800	$14.970
Accumulation Unit Value at end of period	$24.278	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	24	25	51	51	49	49	52	56
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$—	$—
Accumulation Unit Value at end of period	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	490	553	653	827	1,078	1,301	1,703	1,992	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261	$1.248
Accumulation Unit Value at end of period	$2.109	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261
Number of Accumulation Units outstanding at end of period (in thousands)	16	14	22	22	42	67	76	82	81	123
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$—	$—
Accumulation Unit Value at end of period	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,634	2,890	3,507	4,071	6,007	7,915	10,548	13,640	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979	$14.635
Accumulation Unit Value at end of period	$17.763	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	8	9	13	25	26	26	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$—	$—
Accumulation Unit Value at end of period	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	487	578	667	782	807	1,025	1,451	1,817	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054	$10.217
Accumulation Unit Value at end of period	$13.098	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$—	$—
Accumulation Unit Value at end of period	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	85	102	116	172	261	343	353	—	—

APP II-3

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224	$10.953
Accumulation Unit Value at end of period	$15.812	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	3	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$—	$—
Accumulation Unit Value at end of period	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	160	198	270	403	523	638	712	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321	$16.105
Accumulation Unit Value at end of period	$26.170	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	6	7	8	8	8	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$—	$—
Accumulation Unit Value at end of period	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	107	132	169	248	318	402	504	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603	$20.455
Accumulation Unit Value at end of period	$26.562	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	4	5	5	5	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$—	$—
Accumulation Unit Value at end of period	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	102	119	142	176	228	318	371	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056	$15.326
Accumulation Unit Value at end of period	$27.055	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	20	20	25	28	34	42	36	41
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$—	$—
Accumulation Unit Value at end of period	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	933	1,093	1,263	1,533	2,068	2,822	3,820	5,053	—	—

APP II-4

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732	$16.081
Accumulation Unit Value at end of period	$26.908	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	19	19	28	36	48	49	54	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$—	$—
Accumulation Unit Value at end of period	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	938	1,062	1,265	1,580	2,125	2,811	3,730	4,797	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985	$15.969
Accumulation Unit Value at end of period	$18.375	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$—	$—
Accumulation Unit Value at end of period	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	231	258	304	351	496	640	810	993	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291	$23.893
Accumulation Unit Value at end of period	$30.971	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$—	$—
Accumulation Unit Value at end of period	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	77	99	111	162	215	303	333	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409	$10.958
Accumulation Unit Value at end of period	$17.509	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$—	$—
Accumulation Unit Value at end of period	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	25	31	35	48	111	123	—	—

APP II-5

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527	$16.081
Accumulation Unit Value at end of period	$23.759	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	13	14	16	16	20	20	20	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$—	$—
Accumulation Unit Value at end of period	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	614	732	867	1,049	1,433	1,907	2,351	2,825	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930	$12.288
Accumulation Unit Value at end of period	$18.686	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$—	$—
Accumulation Unit Value at end of period	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	71	87	102	147	212	301	332	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638	$20.433
Accumulation Unit Value at end of period	$32.926	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	6	6	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$—	$—
Accumulation Unit Value at end of period	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	88	107	124	161	233	296	341	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467	$19.967
Accumulation Unit Value at end of period	$28.384	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	3	3	9	9	8	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$—	$—
Accumulation Unit Value at end of period	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	326	393	495	608	753	1,061	1,371	1,724	—	—

APP II-6

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287	$15.859
Accumulation Unit Value at end of period	$27.099	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	5	6	5	9	9	9	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$—	$—
Accumulation Unit Value at end of period	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	311	367	432	514	622	764	863	992	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264	$9.259
Accumulation Unit Value at end of period	$17.757	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$—	$—
Accumulation Unit Value at end of period	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	35	40	85	93	113	82	80	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616	$13.264
Accumulation Unit Value at end of period	$22.457	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$—	$—
Accumulation Unit Value at end of period	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	126	147	167	207	272	388	480	691	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207	$16.357
Accumulation Unit Value at end of period	$25.278	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	2	2	2	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$—	$—
Accumulation Unit Value at end of period	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	193	271	337	433	633	864	1,133	—	—

APP II-7

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202	$1.157
Accumulation Unit Value at end of period	$1.142	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	19	19	19	157	157	207	200	136
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$—	$—
Accumulation Unit Value at end of period	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,367	3,633	3,832	6,544	9,778	16,084	17,131	22,607	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.165	$15.541	$14.469	$10.423	$9.252	$10.732	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.375	$16.165	$15.541	$14.469	$10.423	$9.252	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.372	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	82	95	112	158	86	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798	$11.950
Accumulation Unit Value at end of period	$19.070	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$—	$—
Accumulation Unit Value at end of period	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	72	85	106	164	262	365	461	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.761	$9.853	$9.946	$9.989	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.678	$9.761	$9.853	$9.946	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.500	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.320	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	228	189	176	203	—	—	—	—	—	—

APP II-8

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203	$1.142
Accumulation Unit Value at end of period	$1.489	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	11	11	11	6	6	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$—	$—
Accumulation Unit Value at end of period	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,797	4,320	5,230	6,449	9,297	11,398	15,653	19,347	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438	$2.145
Accumulation Unit Value at end of period	$2.548	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$—	$—
Accumulation Unit Value at end of period	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	553	659	788	962	936	1,264	1,569	2,140	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841	$1.697
Accumulation Unit Value at end of period	$2.732	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	7	16	15	16	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$—	$—
Accumulation Unit Value at end of period	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	970	1,039	1,196	1,483	2,100	2,824	3,854	4,844	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.438	$14.402	$13.458	$9.916	$10.027	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.409	$14.438	$14.402	$13.458	$9.916	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.868	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.696	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	3	3	14	—	—	—	—	—

APP II-9

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191	$14.580
Accumulation Unit Value at end of period	$25.158	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$—	$—
Accumulation Unit Value at end of period	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	48	49	65	81	108	136	189	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555	$1.546
Accumulation Unit Value at end of period	$1.888	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	6	6	15	16	13	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$—	$—
Accumulation Unit Value at end of period	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	845	879	1,147	1,414	2,030	2,720	4,017	5,368	—	—
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.234	$10.560	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.290	$10.234	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.136	$10.543	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.065	$10.136	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	—	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201	$16.827
Accumulation Unit Value at end of period	$27.209	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$—	$—
Accumulation Unit Value at end of period	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	22	31	41	36	43	62	—	—

APP II-10

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675	$8.894
Accumulation Unit Value at end of period	$18.720	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$—	$—
Accumulation Unit Value at end of period	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	96	117	84	128	129	178	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.165	$10.714	$10.521	$10.151	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.461	$10.165	$10.714	$10.521	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.901	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.046	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	112	130	181	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459	$11.403
Accumulation Unit Value at end of period	$20.069	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$—	$—
Accumulation Unit Value at end of period	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	146	167	213	278	419	596	800	1,051	—	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.197	$10.400	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.714	$10.197	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.099	$10.384	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.501	$10.099	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	26	—	—	—	—	—	—	—	—

APP II-11

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821	$6.270
Accumulation Unit Value at end of period	$10.047	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$—	$—
Accumulation Unit Value at end of period	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	142	182	217	273	372	518	606	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853	$15.611
Accumulation Unit Value at end of period	$30.009	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$—	$—
Accumulation Unit Value at end of period	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	69	81	101	186	259	327	443	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.600	$10.521	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.442	$9.600	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.508	$10.504	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.254	$9.508	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	72	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072	$11.658
Accumulation Unit Value at end of period	$21.648	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$—	$—
Accumulation Unit Value at end of period	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	8	9	15	11	14	26	—	—

APP II-12

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716	$10.382
Accumulation Unit Value at end of period	$14.957	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	3	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$—	$—
Accumulation Unit Value at end of period	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	318	342	407	481	303	336	367	320	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421	$15.908
Accumulation Unit Value at end of period	$24.212	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	4	6	14	14	15	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$—	$—
Accumulation Unit Value at end of period	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	380	445	529	651	850	1,144	1,457	1,713	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931	$17.711
Accumulation Unit Value at end of period	$31.611	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$—	$—
Accumulation Unit Value at end of period	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	84	90	106	139	152	210	233	316	—	—
Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.867	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.505	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.848	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.462	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-13

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.814	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.910	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.795	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.878	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.040	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.860	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.998	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.010	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104	$24.325
Accumulation Unit Value at end of period	$22.882	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$—	$—
Accumulation Unit Value at end of period	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	67	71	114	138	176	193	—	—

APP II-14

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997	$14.862
Accumulation Unit Value at end of period	$15.994	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	3	4	4	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$—	$—
Accumulation Unit Value at end of period	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	199	230	260	293	403	543	700	825	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732	$17.491
Accumulation Unit Value at end of period	$19.404	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	3	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$—	$—
Accumulation Unit Value at end of period	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	225	272	332	402	493	689	875	1,050	—	—

APP II-15

Series III

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576	$14.743
Accumulation Unit Value at end of period	$24.149	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	11	11	13	20	28	32	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$9.636	$—	$—
Accumulation Unit Value at end of period	$19.654	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	135	186	224	299	438	512	680	885	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248	$1.233
Accumulation Unit Value at end of period	$2.105	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	115	128	154	190	298	346	270	230	263	192
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$0.739	$—	$—
Accumulation Unit Value at end of period	$1.820	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	625	735	964	1,444	2,437	2,977	4,220	5,357	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766	$14.413
Accumulation Unit Value at end of period	$17.669	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766
Number of Accumulation Units outstanding at end of period (in thousands)	69	72	78	89	74	77	85	81	68	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$11.826	$—	$—
Accumulation Unit Value at end of period	$14.476	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	103	123	154	219	393	386	515	624	—	—

APP II-16

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067	$10.219
Accumulation Unit Value at end of period	$13.233	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	24	33	31	34	39	42	32	33
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$11.092	$—	$—
Accumulation Unit Value at end of period	$11.884	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	41	70	108	124	155	163	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246	$10.961
Accumulation Unit Value at end of period	$15.983	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	30	41	59	76	85	90	95	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$6.941	$—	$—
Accumulation Unit Value at end of period	$14.278	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	33	56	87	112	156	172	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061	$15.860
Accumulation Unit Value at end of period	$26.031	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	9	10	11	12	12	12	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$8.163	$—	$—
Accumulation Unit Value at end of period	$17.707	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	49	65	87	119	148	218	327	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254	$20.144
Accumulation Unit Value at end of period	$26.421	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	8	10	11	13	13	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$8.282	$—	$—
Accumulation Unit Value at end of period	$18.001	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	24	35	43	57	85	192	236	—	—

APP II-17

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813	$15.093
Accumulation Unit Value at end of period	$26.912	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813
Number of Accumulation Units outstanding at end of period (in thousands)	29	32	37	43	51	62	67	72	74	56
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$5.919	$—	$—
Accumulation Unit Value at end of period	$15.680	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	287	389	504	735	1,188	1,412	2,089	2,593	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494	$15.837
Accumulation Unit Value at end of period	$26.766	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	34	42	53	63	80	84	85	65
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$8.651	$—	$—
Accumulation Unit Value at end of period	$20.944	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	232	316	403	575	922	1,069	1,319	41	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715	$15.726
Accumulation Unit Value at end of period	$18.277	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715
Number of Accumulation Units outstanding at end of period (in thousands)	36	37	38	38	35	39	37	41	36	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$8.148	$—	$—
Accumulation Unit Value at end of period	$12.749	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	111	128	172	238	296	408	483	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846	$23.530
Accumulation Unit Value at end of period	$30.807	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	5	7	7	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$14.832	$—	$—
Accumulation Unit Value at end of period	$23.837	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	19	23	43	59	120	137	—	—

APP II-18

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444	$10.978
Accumulation Unit Value at end of period	$17.718	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$7.666	$—	$—
Accumulation Unit Value at end of period	$15.647	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	19	31	25	33	33	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396	$15.937
Accumulation Unit Value at end of period	$23.783	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	33	46	55	61	74	87	95	73
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$—	$—
Accumulation Unit Value at end of period	$20.669	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	212	271	364	562	733	998	1,242	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827	$12.178
Accumulation Unit Value at end of period	$18.705	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$7.870	$—	$—
Accumulation Unit Value at end of period	$16.255	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	34	50	65	80	87	109	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537	$20.322
Accumulation Unit Value at end of period	$33.075	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	15	19	30	35	43	45	49	40
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$15.202	$—	$—
Accumulation Unit Value at end of period	$28.916	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	39	48	73	89	117	135	—	—

APP II-19

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176	$19.664
Accumulation Unit Value at end of period	$28.234	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	32	37	46	56	65	70	71	55
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$10.213	$—	$—
Accumulation Unit Value at end of period	$21.072	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	138	171	212	291	495	588	777	1,002	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218	$15.772
Accumulation Unit Value at end of period	$27.222	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	15	20	24	31	31	32	30	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$10.460	$—	$—
Accumulation Unit Value at end of period	$23.799	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	60	75	103	147	180	249	273	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266	$9.261
Accumulation Unit Value at end of period	$17.923	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$6.072	$—	$—
Accumulation Unit Value at end of period	$16.258	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	11	22	25	22	16	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408	$13.063
Accumulation Unit Value at end of period	$22.338	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	7	10	12	13	16	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$4.697	$—	$—
Accumulation Unit Value at end of period	$11.743	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	78	108	157	194	260	337	—	—

APP II-20

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963	$16.109
Accumulation Unit Value at end of period	$25.145	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	9	15	18	20	21	25	25	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$13.193	$—	$—
Accumulation Unit Value at end of period	$20.383	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	85	101	138	206	213	259	173	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185	$1.139
Accumulation Unit Value at end of period	$1.136	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	42	44	92	106	166	120
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$—	$—
Accumulation Unit Value at end of period	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	727	879	1,188	1,289	1,989	4,431	3,123	4,604	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.243	$15.600	$14.509	$10.442	$9.259	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.471	$16.243	$15.600	$14.509	$10.442	$9.259	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.446	$14.992	$14.090	$10.247	$9.183	$10.720	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.499	$15.446	$14.992	$14.090	$10.247	$9.183	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	29	31	55	26	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835	$11.972
Accumulation Unit Value at end of period	$19.297	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$8.539	$—	$—
Accumulation Unit Value at end of period	$17.041	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	42	46	64	119	127	138	167	—	—

APP II-21

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.787	$9.869	$9.952	$9.990	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.713	$9.787	$9.869	$9.952	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.524	$9.706	$9.891	$9.977	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.354	$9.524	$9.706	$9.891	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	8	33	52	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191	$1.129
Accumulation Unit Value at end of period	$1.487	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	21	27	56	58	43	44	49	87	118	75
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$1.249	$—	$—
Accumulation Unit Value at end of period	$1.287	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,409	1,551	1,931	2,892	3,724	3,685	5,374	6,307	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413	$2.122
Accumulation Unit Value at end of period	$2.545	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	23	24	30	45	47	55	58	36
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$1.344	$—	$—
Accumulation Unit Value at end of period	$2.203	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	171	207	262	345	387	518	638	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823	$1.678
Accumulation Unit Value at end of period	$2.729	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	46	47	74	82	88	77	85	47
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$1.217	$—	$—
Accumulation Unit Value at end of period	$2.363	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	225	291	356	528	939	1,031	1,551	1,852	—	—

APP II-22

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.493	$14.443	$13.482	$9.924	$10.029	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$14.493	$14.443	$13.482	$9.924	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.921	$14.019	$13.225	$9.837	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.763	$13.921	$14.019	$13.225	$9.837	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151	$14.527
Accumulation Unit Value at end of period	$25.319	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$9.837	$—	$—
Accumulation Unit Value at end of period	$22.192	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	13	17	33	40	49	643	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540	$1.529
Accumulation Unit Value at end of period	$1.886	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	11	12	12	12	13	13	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$0.693	$—	$—
Accumulation Unit Value at end of period	$1.633	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	253	303	392	646	688	825	1,042	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942	$16.572
Accumulation Unit Value at end of period	$27.065	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	3	3	4	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$9.603	$—	$—
Accumulation Unit Value at end of period	$20.283	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	8	8	7	33	33	—	—

APP II-23

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523	$8.759
Accumulation Unit Value at end of period	$18.621	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	3	3	3	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$4.048	$—	$—
Accumulation Unit Value at end of period	$10.613	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	24	28	33	44	54	51	55	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.191	$10.731	$10.527	$10.153	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$10.191	$10.731	$10.527	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.926	$10.562	$10.470	$10.138	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.085	$9.926	$10.562	$10.470	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	51	63	88	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282	$11.230
Accumulation Unit Value at end of period	$19.963	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	2	2	2	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$6.736	$—	$—
Accumulation Unit Value at end of period	$15.171	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	66	90	133	193	226	269	319	—	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.206	$10.402	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.735	$10.206	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.109	$10.385	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.521	$10.109	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—

APP II-24

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732	$6.183
Accumulation Unit Value at end of period	$10.007	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	10	12	12	14	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$3.272	$—	$—
Accumulation Unit Value at end of period	$9.310	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	23	29	43	79	100	143	169	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628	$15.374
Accumulation Unit Value at end of period	$29.849	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	2	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$5.393	$—	$—
Accumulation Unit Value at end of period	$15.743	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	37	54	74	117	132	157	191	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.609	$10.522	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.460	$9.609	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.516	$10.506	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.272	$9.516	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	—	—	—	—	—	—	—	—

APP II-25

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109	$11.679
Accumulation Unit Value at end of period	$21.906	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	6	6	7	9	9	12	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$7.979	$—	$—
Accumulation Unit Value at end of period	$19.345	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	2	3	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746	$10.401
Accumulation Unit Value at end of period	$15.135	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	20	20	8	5	6	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$9.995	$—	$—
Accumulation Unit Value at end of period	$13.369	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	39	93	121	136	96	80	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188	$15.666
Accumulation Unit Value at end of period	$24.083	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	14	16	25	26	29	33	37	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$10.367	$—	$—
Accumulation Unit Value at end of period	$18.368	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	147	179	217	282	417	491	684	810	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846	$17.614
Accumulation Unit Value at end of period	$31.754	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	7	7	9	7	4	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$11.979	$—	$—
Accumulation Unit Value at end of period	$27.762	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	42	49	61	87	88	157	163	—	—

APP II-26

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.868	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.849	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.466	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.816	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.914	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.797	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.873	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.880	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.861	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.002	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.011	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.804	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.992	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.763	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-27

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662	$23.956
Accumulation Unit Value at end of period	$22.761	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	1	3	5	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$14.154	$—	$—
Accumulation Unit Value at end of period	$20.563	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	17	40	50	63	68	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755	$14.636
Accumulation Unit Value at end of period	$15.909	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	6	6	8	8	9	13	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$8.566	$—	$—
Accumulation Unit Value at end of period	$12.650	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	74	95	118	176	195	238	291	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480	$17.225
Accumulation Unit Value at end of period	$19.301	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	11	17	22	32	38	43	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$8.697	$—	$—
Accumulation Unit Value at end of period	$15.438	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	86	111	165	271	353	483	353	—	—
(a) Inception date October 13, 2016.

APP II-28

Hartford Life and Annuity Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800	$14.970
Accumulation Unit Value at end of period	$24.278	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800
Number of Accumulation Units outstanding at end of period (in thousands)	1,085	1,287	1,566	1,978	2,557	3,192	3,796	4,294	4,906	5,798
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$—	$—
Accumulation Unit Value at end of period	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,049	1,199	1,468	1,771	2,543	3,428	4,420	5,606	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261	$1.248
Accumulation Unit Value at end of period	$2.109	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261
Number of Accumulation Units outstanding at end of period (in thousands)	8,860	9,957	12,019	15,184	19,555	24,166	28,857	32,842	38,813	45,400
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$—	$—
Accumulation Unit Value at end of period	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9,014	10,679	13,819	16,677	22,658	29,178	37,614	47,437	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979	$14.635
Accumulation Unit Value at end of period	$17.763	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979
Number of Accumulation Units outstanding at end of period (in thousands)	552	587	686	891	1,146	1,422	1,750	2,063	2,046	2,229
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$—	$—
Accumulation Unit Value at end of period	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,187	2,415	2,839	3,434	2,369	2,936	3,786	4,618	—	—

APP II-29

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054	$10.217
Accumulation Unit Value at end of period	$13.098	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054
Number of Accumulation Units outstanding at end of period (in thousands)	112	133	149	188	203	231	238	231	312	70
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$—	$—
Accumulation Unit Value at end of period	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	226	266	342	452	876	1,156	1,256	1,222	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224	$10.953
Accumulation Unit Value at end of period	$15.812	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	167	217	247	332	369	497	585	597	580	473
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$—	$—
Accumulation Unit Value at end of period	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	303	383	552	650	1,252	1,676	2,225	2,550	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321	$16.105
Accumulation Unit Value at end of period	$26.170	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321
Number of Accumulation Units outstanding at end of period (in thousands)	352	410	480	609	782	989	1,214	1,438	1,689	2,039
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$—	$—
Accumulation Unit Value at end of period	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	304	358	426	520	807	1,069	1,380	1,819	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603	$20.455
Accumulation Unit Value at end of period	$26.562	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603
Number of Accumulation Units outstanding at end of period (in thousands)	76	92	105	143	188	245	303	336	378	464
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$—	$—
Accumulation Unit Value at end of period	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	245	301	373	444	481	676	990	1,184	—	—

APP II-30

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056	$15.326
Accumulation Unit Value at end of period	$27.055	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056
Number of Accumulation Units outstanding at end of period (in thousands)	1,192	1,396	1,626	2,132	2,781	3,461	4,176	4,853	5,669	6,806
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$—	$—
Accumulation Unit Value at end of period	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,130	2,450	3,003	3,859	6,063	8,486	10,656	13,385	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732	$16.081
Accumulation Unit Value at end of period	$26.908	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732
Number of Accumulation Units outstanding at end of period (in thousands)	1,806	2,121	2,573	3,451	4,536	5,611	6,590	7,499	8,636	10,249
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$—	$—
Accumulation Unit Value at end of period	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,191	2,582	3,196	4,094	6,204	8,500	10,642	13,600	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985	$15.969
Accumulation Unit Value at end of period	$18.375	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985
Number of Accumulation Units outstanding at end of period (in thousands)	287	342	406	494	686	839	974	1,076	1,248	1,478
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$—	$—
Accumulation Unit Value at end of period	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	643	703	819	977	1,434	2,007	2,512	3,154	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291	$23.893
Accumulation Unit Value at end of period	$30.971	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291
Number of Accumulation Units outstanding at end of period (in thousands)	51	68	80	107	118	155	201	229	259	311
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$—	$—
Accumulation Unit Value at end of period	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	139	170	196	237	476	640	983	1,116	—	—

APP II-31

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409	$10.958
Accumulation Unit Value at end of period	$17.509	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409
Number of Accumulation Units outstanding at end of period (in thousands)	8	19	18	14	15	21	23	24	19	24
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$—	$—
Accumulation Unit Value at end of period	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	49	58	77	150	194	237	253	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527	$16.081
Accumulation Unit Value at end of period	$23.759	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527
Number of Accumulation Units outstanding at end of period (in thousands)	295	352	422	560	682	878	1,036	1,156	1,289	1,560
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$—	$—
Accumulation Unit Value at end of period	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,013	1,182	1,462	1,806	3,384	4,660	5,732	6,844	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930	$12.288
Accumulation Unit Value at end of period	$18.686	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	22	25	28	36	31	35	38	45
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$—	$—
Accumulation Unit Value at end of period	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	115	143	188	233	392	514	646	847	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638	$20.433
Accumulation Unit Value at end of period	$32.926	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638
Number of Accumulation Units outstanding at end of period (in thousands)	77	90	105	167	195	268	313	315	332	420
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$—	$—
Accumulation Unit Value at end of period	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	201	237	272	345	634	864	1,087	1,369	—	—

APP II-32

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467	$19.967
Accumulation Unit Value at end of period	$28.384	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467
Number of Accumulation Units outstanding at end of period (in thousands)	199	241	273	398	511	650	759	863	1,015	1,266
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$—	$—
Accumulation Unit Value at end of period	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	948	1,128	1,352	1,667	2,024	2,696	3,462	4,441	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287	$15.859
Accumulation Unit Value at end of period	$27.099	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287
Number of Accumulation Units outstanding at end of period (in thousands)	156	184	221	291	337	417	484	532	599	777
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$—	$—
Accumulation Unit Value at end of period	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	727	879	1,102	1,304	2,007	2,544	3,082	3,247	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264	$9.259
Accumulation Unit Value at end of period	$17.757	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	19	28	37	35	31	14	4	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$—	$—
Accumulation Unit Value at end of period	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	107	122	143	175	145	258	277	210	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616	$13.264
Accumulation Unit Value at end of period	$22.457	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616
Number of Accumulation Units outstanding at end of period (in thousands)	42	47	48	61	64	80	91	102	123	136
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$—	$—
Accumulation Unit Value at end of period	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	330	399	470	596	771	938	1,356	1,621	—	—

APP II-33

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207	$16.357
Accumulation Unit Value at end of period	$25.278	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207
Number of Accumulation Units outstanding at end of period (in thousands)	111	139	180	201	248	300	355	354	397	473
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$—	$—
Accumulation Unit Value at end of period	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	438	542	665	854	1,517	1,797	2,164	2,723	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202	$1.157
Accumulation Unit Value at end of period	$1.142	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202
Number of Accumulation Units outstanding at end of period (in thousands)	737	748	1,084	1,497	3,533	4,168	3,428	6,154	10,892	2,483
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$—	$—
Accumulation Unit Value at end of period	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,017	7,991	10,612	14,155	25,265	36,251	37,863	52,220	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.165	$15.541	$14.469	$10.423	$9.252	$10.732	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.375	$16.165	$15.541	$14.469	$10.423	$9.252	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	41	41	45	55	28	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.372	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	160	198	245	325	438	268	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798	$11.950
Accumulation Unit Value at end of period	$19.070	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	11	12	18	20	19	27	31	46
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$—	$—
Accumulation Unit Value at end of period	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	353	387	434	559	510	693	927	1,229	—	—

APP II-34

Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.761	$9.853	$9.946	$9.989	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.678	$9.761	$9.853	$9.946	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	125	103	106	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.500	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.320	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	685	1,050	713	488	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203	$1.142
Accumulation Unit Value at end of period	$1.489	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203
Number of Accumulation Units outstanding at end of period (in thousands)	1,046	1,102	983	1,244	1,757	2,315	2,787	3,201	4,224	1,953
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$—	$—
Accumulation Unit Value at end of period	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,797	7,494	9,584	12,175	18,991	23,618	29,090	36,975	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438	$2.145
Accumulation Unit Value at end of period	$2.548	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438
Number of Accumulation Units outstanding at end of period (in thousands)	118	182	191	282	208	229	164	204	188	297
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$—	$—
Accumulation Unit Value at end of period	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,966	2,171	2,417	2,801	3,111	4,170	5,152	6,359	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841	$1.697
Accumulation Unit Value at end of period	$2.732	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841
Number of Accumulation Units outstanding at end of period (in thousands)	627	694	741	978	1,177	1,539	1,683	1,840	2,267	2,658
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$—	$—
Accumulation Unit Value at end of period	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,490	2,875	3,394	3,936	4,608	6,072	8,082	11,304	—	—

APP II-35

Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.438	$14.402	$13.458	$9.916	$10.027	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.409	$14.438	$14.402	$13.458	$9.916	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	5	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.868	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.696	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	26	37	33	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191	$14.580
Accumulation Unit Value at end of period	$25.158	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	12	15	9	12	10	10	11	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$—	$—
Accumulation Unit Value at end of period	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	156	175	215	240	340	410	500	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555	$1.546
Accumulation Unit Value at end of period	$1.888	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555
Number of Accumulation Units outstanding at end of period (in thousands)	281	371	416	531	563	619	723	833	920	1,213
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$—	$—
Accumulation Unit Value at end of period	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,619	1,875	2,204	2,632	3,998	5,140	6,852	10,280	—	—
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.234	$10.560	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.290	$10.234	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	100	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.136	$10.543	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.065	$10.136	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	49	—	—	—	—	—	—	—	—

APP II-36

MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201	$16.827
Accumulation Unit Value at end of period	$27.209	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	7	14	15	18	19	22	23	40
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$—	$—
Accumulation Unit Value at end of period	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	88	98	75	77	111	147	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675	$8.894
Accumulation Unit Value at end of period	$18.720	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	45	66	52	52	62	74	94	107
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$—	$—
Accumulation Unit Value at end of period	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	378	419	476	597	300	312	350	399	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.165	$10.714	$10.521	$10.151	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.461	$10.165	$10.714	$10.521	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	127	166	213	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.901	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.046	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	426	420	533	782	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459	$11.403
Accumulation Unit Value at end of period	$20.069	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459
Number of Accumulation Units outstanding at end of period (in thousands)	34	39	39	67	64	80	95	119	141	174
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$—	$—
Accumulation Unit Value at end of period	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	293	394	519	661	1,112	1,449	1,865	2,270	—	—

APP II-37

MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.197	$10.400	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.714	$10.197	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	39	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.099	$10.384	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.501	$10.099	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	86	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821	$6.270
Accumulation Unit Value at end of period	$10.047	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821
Number of Accumulation Units outstanding at end of period (in thousands)	45	56	66	99	124	155	172	202	217	284
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$—	$—
Accumulation Unit Value at end of period	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	214	272	291	396	597	770	1,163	1,405	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853	$15.611
Accumulation Unit Value at end of period	$30.009	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	19	17	27	30	24	26	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$—	$—
Accumulation Unit Value at end of period	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	137	202	261	458	663	941	1,107	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.600	$10.521	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.442	$9.600	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.508	$10.504	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.254	$9.508	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	64	—	—	—	—	—	—	—	—

APP II-38

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072	$11.658
Accumulation Unit Value at end of period	$21.648	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	21	31	33	44	47	42	50	27
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$—	$—
Accumulation Unit Value at end of period	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	34	57	49	55	88	66	90	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716	$10.382
Accumulation Unit Value at end of period	$14.957	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716
Number of Accumulation Units outstanding at end of period (in thousands)	184	113	107	143	153	124	89	105	43	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$—	$—
Accumulation Unit Value at end of period	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,098	2,369	2,777	3,112	748	898	993	846	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421	$15.908
Accumulation Unit Value at end of period	$24.212	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421
Number of Accumulation Units outstanding at end of period (in thousands)	337	393	470	641	846	1,078	1,251	1,410	1,654	2,013
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$—	$—
Accumulation Unit Value at end of period	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	686	827	1,032	1,292	2,110	2,817	3,470	4,266	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931	$17.711
Accumulation Unit Value at end of period	$31.611	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	55	75	76	97	98	99	110	113
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$—	$—
Accumulation Unit Value at end of period	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	295	350	399	485	519	662	781	925	—	—

APP II-39

Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.867	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.505	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.848	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.462	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.814	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.910	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.795	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.878	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.040	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.860	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.998	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.010	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-40

Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104	$24.325
Accumulation Unit Value at end of period	$22.882	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104
Number of Accumulation Units outstanding at end of period (in thousands)	15	12	13	19	27	35	46	48	41	59
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$—	$—
Accumulation Unit Value at end of period	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	85	114	133	155	261	333	511	704	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997	$14.862
Accumulation Unit Value at end of period	$15.994	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997
Number of Accumulation Units outstanding at end of period (in thousands)	78	87	94	116	155	201	231	266	314	394
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$—	$—
Accumulation Unit Value at end of period	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	574	695	782	856	1,023	1,284	1,635	1,991	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732	$17.491
Accumulation Unit Value at end of period	$19.404	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732
Number of Accumulation Units outstanding at end of period (in thousands)	105	123	144	176	211	263	337	369	438	526
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$—	$—
Accumulation Unit Value at end of period	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	408	507	617	759	1,274	1,601	2,083	2,558	—	—

APP II-41

Series III

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576	$14.743
Accumulation Unit Value at end of period	$24.149	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576
Number of Accumulation Units outstanding at end of period (in thousands)	1,224	1,434	1,701	2,028	4,065	4,819	5,541	6,160	6,231	4,984
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$9.636	$—	$—
Accumulation Unit Value at end of period	$19.654	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	913	1,090	1,365	1,675	2,060	2,599	3,194	3,674	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248	$1.233
Accumulation Unit Value at end of period	$2.105	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	9,123	10,846	13,061	16,609	28,957	34,065	38,158	40,113	40,909	33,490
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$0.739	$—	$—
Accumulation Unit Value at end of period	$1.820	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,392	7,717	9,680	13,044	19,239	23,784	30,291	35,091	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766	$14.413
Accumulation Unit Value at end of period	$17.669	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766
Number of Accumulation Units outstanding at end of period (in thousands)	5,012	5,524	6,470	7,758	6,038	6,625	7,805	7,909	6,226	3,408
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$11.826	$—	$—
Accumulation Unit Value at end of period	$14.476	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	626	718	905	1,125	1,618	1,926	2,610	3,027	—	—

APP II-42

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067	$10.219
Accumulation Unit Value at end of period	$13.233	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067
Number of Accumulation Units outstanding at end of period (in thousands)	543	607	717	826	1,481	1,781	1,939	1,910	1,828	606
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$11.092	$—	$—
Accumulation Unit Value at end of period	$11.884	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	183	206	285	379	511	662	695	806	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246	$10.961
Accumulation Unit Value at end of period	$15.983	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246
Number of Accumulation Units outstanding at end of period (in thousands)	1,552	1,749	2,032	2,528	6,100	7,683	8,805	9,640	9,970	6,273
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$6.941	$—	$—
Accumulation Unit Value at end of period	$14.278	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	286	332	357	486	650	877	1,049	1,269	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061	$15.860
Accumulation Unit Value at end of period	$26.031	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061
Number of Accumulation Units outstanding at end of period (in thousands)	448	488	567	671	1,277	1,567	1,818	1,997	2,115	1,694
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$8.163	$—	$—
Accumulation Unit Value at end of period	$17.707	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	289	348	442	560	774	1,021	1,308	1,579	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254	$20.144
Accumulation Unit Value at end of period	$26.421	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254
Number of Accumulation Units outstanding at end of period (in thousands)	411	444	504	586	847	1,039	1,106	1,240	1,211	805
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$8.282	$—	$—
Accumulation Unit Value at end of period	$18.001	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	193	256	330	489	604	808	990	—	—

APP II-43

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813	$15.093
Accumulation Unit Value at end of period	$26.912	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813
Number of Accumulation Units outstanding at end of period (in thousands)	2,194	2,563	3,065	3,881	5,524	6,795	7,910	8,678	8,509	6,760
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$5.919	$—	$—
Accumulation Unit Value at end of period	$15.680	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,894	2,321	2,902	3,765	5,407	6,895	8,894	10,940	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494	$15.837
Accumulation Unit Value at end of period	$26.766	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494
Number of Accumulation Units outstanding at end of period (in thousands)	2,786	3,261	3,984	5,034	7,871	9,553	11,058	12,104	11,947	9,470
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$8.651	$—	$—
Accumulation Unit Value at end of period	$20.944	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,456	1,756	2,194	2,919	3,994	5,123	6,496	7,901	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715	$15.726
Accumulation Unit Value at end of period	$18.277	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715
Number of Accumulation Units outstanding at end of period (in thousands)	1,628	1,847	2,080	2,430	2,734	3,220	3,383	3,361	2,957	1,999
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$8.148	$—	$—
Accumulation Unit Value at end of period	$12.749	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	519	643	805	926	1,410	1,744	2,242	2,641	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846	$23.530
Accumulation Unit Value at end of period	$30.807	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846
Number of Accumulation Units outstanding at end of period (in thousands)	176	189	218	268	487	625	725	739	773	639
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$14.832	$—	$—
Accumulation Unit Value at end of period	$23.837	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	125	152	200	246	376	463	589	659	—	—

APP II-44

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444	$10.978
Accumulation Unit Value at end of period	$17.718	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444
Number of Accumulation Units outstanding at end of period (in thousands)	76	88	96	107	180	229	269	289	243	173
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$7.666	$—	$—
Accumulation Unit Value at end of period	$15.647	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	51	60	75	94	100	94	118	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396	$15.937
Accumulation Unit Value at end of period	$23.783	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396
Number of Accumulation Units outstanding at end of period (in thousands)	1,460	1,742	2,049	2,559	5,484	6,816	7,915	8,611	8,789	7,233
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$—	$—
Accumulation Unit Value at end of period	$20.669	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	768	947	1,155	1,424	1,948	2,524	3,292	3,947	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827	$12.178
Accumulation Unit Value at end of period	$18.705	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827
Number of Accumulation Units outstanding at end of period (in thousands)	55	56	73	91	136	160	188	189	198	180
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$7.870	$—	$—
Accumulation Unit Value at end of period	$16.255	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	111	146	187	232	293	364	469	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537	$20.322
Accumulation Unit Value at end of period	$33.075	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537
Number of Accumulation Units outstanding at end of period (in thousands)	718	838	969	1,191	2,402	2,971	3,343	3,448	3,530	3,070
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$15.202	$—	$—
Accumulation Unit Value at end of period	$28.916	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	203	244	290	354	429	548	667	766	—	—

APP II-45

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176	$19.664
Accumulation Unit Value at end of period	$28.234	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176
Number of Accumulation Units outstanding at end of period (in thousands)	1,526	1,799	2,075	2,580	4,367	5,476	6,269	6,704	6,425	4,847
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$10.213	$—	$—
Accumulation Unit Value at end of period	$21.072	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	732	843	995	1,197	1,649	2,091	2,612	3,196	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218	$15.772
Accumulation Unit Value at end of period	$27.222	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218
Number of Accumulation Units outstanding at end of period (in thousands)	880	1,045	1,181	1,470	1,636	1,996	2,143	2,268	2,483	2,266
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$10.460	$—	$—
Accumulation Unit Value at end of period	$23.799	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	350	394	475	623	815	1,038	1,176	1,291	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266	$9.261
Accumulation Unit Value at end of period	$17.923	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266
Number of Accumulation Units outstanding at end of period (in thousands)	168	209	227	274	204	264	292	210	78	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$6.072	$—	$—
Accumulation Unit Value at end of period	$16.258	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	52	64	89	103	120	151	115	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408	$13.063
Accumulation Unit Value at end of period	$22.338	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408
Number of Accumulation Units outstanding at end of period (in thousands)	165	175	202	249	204	232	318	317	262	243
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$4.697	$—	$—
Accumulation Unit Value at end of period	$11.743	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	300	368	451	563	894	1,137	1,408	1,694	—	—

APP II-46

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963	$16.109
Accumulation Unit Value at end of period	$25.145	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963
Number of Accumulation Units outstanding at end of period (in thousands)	271	310	360	421	1,142	1,299	1,445	1,504	1,588	1,355
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$13.193	$—	$—
Accumulation Unit Value at end of period	$20.383	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	338	409	519	676	923	1,051	1,267	1,523	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185	$1.139
Accumulation Unit Value at end of period	$1.136	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185
Number of Accumulation Units outstanding at end of period (in thousands)	2,566	2,411	2,835	3,606	9,338	9,835	6,355	8,760	15,031	3,142
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$—	$—
Accumulation Unit Value at end of period	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4,534	5,369	5,894	9,836	12,297	17,572	16,268	27,103	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.243	$15.600	$14.509	$10.442	$9.259	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.471	$16.243	$15.600	$14.509	$10.442	$9.259	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	43	52	90	39	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.446	$14.992	$14.090	$10.247	$9.183	$10.720	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.499	$15.446	$14.992	$14.090	$10.247	$9.183	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	87	126	159	191	109	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835	$11.972
Accumulation Unit Value at end of period	$19.297	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835
Number of Accumulation Units outstanding at end of period (in thousands)	346	402	438	550	52	65	52	51	41	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$8.539	$—	$—
Accumulation Unit Value at end of period	$17.041	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	135	167	223	286	389	495	626	809	—	—

APP II-47

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.787	$9.869	$9.952	$9.990	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.713	$9.787	$9.869	$9.952	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	348	273	388	318	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.524	$9.706	$9.891	$9.977	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.354	$9.524	$9.706	$9.891	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	242	223	161	221	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191	$1.129
Accumulation Unit Value at end of period	$1.487	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	2,543	2,466	2,924	3,748	9,066	9,345	11,240	12,780	16,381	6,675
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$1.249	$—	$—
Accumulation Unit Value at end of period	$1.287	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,588	7,197	7,453	9,609	12,480	13,631	16,999	21,546	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413	$2.122
Accumulation Unit Value at end of period	$2.545	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413
Number of Accumulation Units outstanding at end of period (in thousands)	3,323	3,495	3,878	4,573	1,120	1,411	1,634	1,711	1,798	1,388
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$1.344	$—	$—
Accumulation Unit Value at end of period	$2.203	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	368	471	538	868	1,139	1,570	1,843	2,226	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823	$1.678
Accumulation Unit Value at end of period	$2.729	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823
Number of Accumulation Units outstanding at end of period (in thousands)	2,348	2,724	2,997	3,565	5,463	6,725	7,386	8,115	8,072	5,726
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$1.217	$—	$—
Accumulation Unit Value at end of period	$2.363	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,168	1,376	1,707	2,157	3,404	4,201	5,499	6,784	—	—

APP II-48

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.493	$14.443	$13.482	$9.924	$10.029	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$14.493	$14.443	$13.482	$9.924	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	23	33	7	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.921	$14.019	$13.225	$9.837	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.763	$13.921	$14.019	$13.225	$9.837	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	37	21	24	25	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151	$14.527
Accumulation Unit Value at end of period	$25.319	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151
Number of Accumulation Units outstanding at end of period (in thousands)	135	154	166	196	60	73	61	37	41	30
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$9.837	$—	$—
Accumulation Unit Value at end of period	$22.192	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	49	62	107	138	189	229	289	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540	$1.529
Accumulation Unit Value at end of period	$1.886	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540
Number of Accumulation Units outstanding at end of period (in thousands)	362	398	440	508	1,018	1,278	1,511	1,860	1,788	1,751
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$0.693	$—	$—
Accumulation Unit Value at end of period	$1.633	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,045	1,159	1,255	1,702	2,149	2,731	3,923	4,447	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942	$16.572
Accumulation Unit Value at end of period	$27.065	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	15	16	37	28	36	36	41	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$9.603	$—	$—
Accumulation Unit Value at end of period	$20.283	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	18	27	47	62	80	99	—	—

APP II-49

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523	$8.759
Accumulation Unit Value at end of period	$18.621	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523
Number of Accumulation Units outstanding at end of period (in thousands)	780	867	1,045	1,319	128	96	60	53	32	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$4.048	$—	$—
Accumulation Unit Value at end of period	$10.613	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	108	130	192	238	293	285	309	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.191	$10.731	$10.527	$10.153	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$10.191	$10.731	$10.527	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	219	205	238	266	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.926	$10.562	$10.470	$10.138	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.085	$9.926	$10.562	$10.470	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	237	283	318	466	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282	$11.230
Accumulation Unit Value at end of period	$19.963	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282
Number of Accumulation Units outstanding at end of period (in thousands)	51	46	56	73	84	73	59	57	63	50
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$6.736	$—	$—
Accumulation Unit Value at end of period	$15.171	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	269	338	429	562	763	993	1,241	1,596	—	—
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.206	$10.402	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.735	$10.206	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	20	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.109	$10.385	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.521	$10.109	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	138	—	—	—	—	—	—	—	—

APP II-50

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732	$6.183
Accumulation Unit Value at end of period	$10.007	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732
Number of Accumulation Units outstanding at end of period (in thousands)	65	83	96	113	125	184	216	146	88	105
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$3.272	$—	$—
Accumulation Unit Value at end of period	$9.310	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	167	206	265	359	458	650	767	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628	$15.374
Accumulation Unit Value at end of period	$29.849	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628
Number of Accumulation Units outstanding at end of period (in thousands)	20	31	30	37	58	62	59	50	29	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$5.393	$—	$—
Accumulation Unit Value at end of period	$15.743	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	196	253	336	492	584	733	995	—	—
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.609	$10.522	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.460	$9.609	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	30	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.516	$10.506	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.272	$9.516	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	63	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109	$11.679
Accumulation Unit Value at end of period	$21.906	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	177	198	222	280	884	1,127	1,283	1,417	1,394	881
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$7.979	$—	$—
Accumulation Unit Value at end of period	$19.345	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	20	20	32	30	29	31	43	—	—

APP II-51

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746	$10.401
Accumulation Unit Value at end of period	$15.135	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746
Number of Accumulation Units outstanding at end of period (in thousands)	3,834	4,189	4,813	5,772	694	592	360	273	178	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$9.995	$—	$—
Accumulation Unit Value at end of period	$13.369	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	152	174	232	274	438	436	505	465	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188	$15.666
Accumulation Unit Value at end of period	$24.083	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188
Number of Accumulation Units outstanding at end of period (in thousands)	385	484	576	726	2,106	2,645	3,094	3,381	3,629	3,262
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$10.367	$—	$—
Accumulation Unit Value at end of period	$18.368	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	719	846	1,051	1,351	1,718	2,186	2,779	3,437	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846	$17.614
Accumulation Unit Value at end of period	$31.754	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846
Number of Accumulation Units outstanding at end of period (in thousands)	414	487	570	719	724	894	979	1,015	984	606
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$11.979	$—	$—
Accumulation Unit Value at end of period	$27.762	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	101	104	125	173	254	342	414	511	—	—
Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.868	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.849	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.466	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-52

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.816	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.914	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.797	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.873	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.880	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.861	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.002	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.011	$—	$—	$—	$—	$—	$—	$—	$—	$—	(a)
Accumulation Unit Value at end of period	$9.804	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.992	$—	$—	$—	$—	$—	$—	$—	$—	$—	(a)
Accumulation Unit Value at end of period	$9.763	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-53

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662	$23.956
Accumulation Unit Value at end of period	$22.761	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662
Number of Accumulation Units outstanding at end of period (in thousands)	34	31	32	40	95	121	128	133	130	131
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$14.154	$—	$—
Accumulation Unit Value at end of period	$20.563	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	86	100	121	181	218	275	320	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755	$14.636
Accumulation Unit Value at end of period	$15.909	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755
Number of Accumulation Units outstanding at end of period (in thousands)	667	731	794	857	434	507	568	576	609	574
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$8.566	$—	$—
Accumulation Unit Value at end of period	$12.650	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	271	319	407	483	666	832	1,036	1,383	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480	$17.225
Accumulation Unit Value at end of period	$19.301	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480
Number of Accumulation Units outstanding at end of period (in thousands)	611	710	826	994	2,062	2,561	2,997	3,319	3,523	3,197
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$8.697	$—	$—
Accumulation Unit Value at end of period	$15.438	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	316	390	476	584	859	1,127	1,447	1,820	—	—
(a) Inception date October 13, 2016.

APP A-1

Appendix A — Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.
Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

	Minimum Initial Premium
Contract	Qualified Contract	Non-Qualified Contract					Sales Charge						Mortality & Expense Risk Charge (1)	Payment Enhancement	Maximum Upfront Commission
Access	$10,000	$2,000					None						1.55%	No	2%
Core	$1,000	$1,000	Year	1	2	3	4	5
			CDSC(2)	7%	7%	7%	6%	5%	4%	3%	0%		1.15%	No	7%
Outlook	$10,000	$2,000	Year	1	2	3	4	5+
			CDSC(2)	7%	6%	5%	4%	0%					1.50%	No	5.75%
Plus	$10,000	$2,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC(2)	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.50%	Yes(3)	6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2)
Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

APP A-2

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

(3)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

•	Cancel your Contract during any “Free Look” period.

•	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

•	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.
II. Investment Options

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Hartford Leaders Edge Series II/IIR	APP A - 3
2.	Hartford Leaders Edge Series III	APP A - 6

APP A-3

1.	Hartford Leaders Edge Series II/IIR:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust

APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Flex Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-6

2.	Hartford Leaders Edge Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust

APP A-7

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Flex Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management

APP A-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP B-1

Appendix B — The Hartford’s Lifetime Income Builder
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

APP B-2

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

APP B-3

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.

APP B-4

The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?

APP B-5

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right

APP B-6

to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

APP C-3

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

APP C-4

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

APP C-5

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:

1.
You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.

a.	One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.

b.	If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.

c.
If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:

a.
You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b.	Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.

c.
Ongoing Lifetime Benefit Payments will continue to reduce the remaining Guaranteed Minimum Death Benefit on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the Guaranteed Death Death Benefit will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.

d.	We will no longer accept subsequent Premium Payments.

APP C-6

e.	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

f.	Automatic Increases on Contract anniversary will no longer apply.

g.
If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP C-7

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81

APP C-8

or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

APP C-9

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.

APP C-10

Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

APP C-11

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

The Hartford's Lifetime Income Builder	The Hartford's Lifetime Income Builder Selects
The Hartford's Lifetime Income Builder II	The Hartford's Lifetime Income Foundation

Applicable to Hartford Leaders Edge 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
You must allocate your Sub-Account Value in accordance with the following investment restrictions on and after to October 4, 2013:
(1) SELF SELECT

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
American Funds Bond Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Bond Series

*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Rising Dividends VIP Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund
Invesco V.I. American Franchise Fund
MFS Growth Series

APP D-2

MFS Massachusetts Investors Growth Stock Portfolio
MFS Investors Trust Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Franklin Mutual Shares VIP Fund
Templeton Foreign VIP Fund
Invesco V.I. Value Opportunities Fund
MFS Core Equity Series
MFS Global Equity Series
Franklin Mutual Global Discovery VIP Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
American Funds Global Bond Fund
American Funds Global Small Capitalization Fund
American Funds International Fund
American Funds New World Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Invesco V.I. Mid Cap Core Fund
Invesco V.I. Small Cap Equity Fund
MFS High Yield Portfolio
MFS Mid Cap Growth Series
MFS New Discovery Series
Templeton Developing Markets VIP Fund
Templeton Growth VIP Fund

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129[1]	2016 Series 130[2]	2016 Series 215[3]	2016 Series 315[4]
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%
American Funds Bond Fund	20%	15%	11%	9%
American Funds Global Bond Fund	10%	7%	6%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%
American Funds International Fund	3%	4%	5%	6%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%
MFS High Yield Portfolio	15%	19%	17%	16%
MFS Investors Trust Series	3%	4%	5%	7%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%
Templeton Foreign VIP Fund	3%	3%	5%	6%
Total	100%	100%	100%	100%
(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.

APP D-3

(3) INVESTMENT MODELS
Series 7006 (formerly Investment Model Option A: Franklin)

MFS Total Return Bond Series	40%
Franklin Small-Mid Cap Growth VIP Fund	10%
Templeton Growth VIP Fund	10%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	20%
Total	100%
Series 7007 (formerly Investment Model Option B: American)

American Funds Bond Fund	40%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 7008 (formerly Investment Model Option C: Diversifive)

MFS Total Return Bond Series	40%
Franklin Rising Dividends VIP Fund	20%
MFS Growth Series	20%
Templeton Foreign VIP Fund	10%
Invesco V.I. International Growth Fund	10%
Total	100%

APP D-4

B. Investment Restrictions For

The Hartford's Lifetime Income Builder Portfolios

Applicable to Hartford Leaders Edge 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
(1) INVESTMENT STRATEGY
Series 8009 (formerly Franklin Founding Investment Strategy)

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8011 (formerly American Growth Foundation Strategy)

American Funds Bond Fund	25%
American Funds Global Small Capitalization Fund	10%
American Funds Growth-Income Fund	25%
American Funds Growth Fund	25%
American Funds International Fund	15%
Total	100%
(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 129[1]	2016 Series 130[2]	2016 Series 215[3]	2016 Series 315[4]	2016 Series 415[4]
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%
(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

APP D-5

(3) INDIVIDUAL SUB-ACCOUNTS:

You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, or ALL THREE of these funds as long as your Sub-Account allocation equals 100%.

Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Series

APP E-1

Appendix E - Information Regarding Contract Series No Longer Sold
Overview
The following information amends and supplements the Prospectus only with respect to those Series no longer sold.
Synopsis
The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	Access	Core	Edge	Outlook	Plus
Mortality and Expense Risk Charge	1.50%	1.20%	0.80%	1.50%	1.50%
Administrative Charge	0.15%	0.15%	0.15%	0.20%	0.15%
Total Separate Account Annual Expenses	1.65%	1.35%	0.95%	1.70%	1.65%
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your variable annuity at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$449	$1,354	$2,268	$4,590
Core	$1,136	$2,126	$2,934	$4,956
Edge	$981	$1,847	$2,721	$4,939
Outlook	$1,168	$2,039	$2,638	$5,249
Plus	$1,255	$2,298	$3,247	$5,208

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$342	$1,246	$2,159	$4,480
Core	$312	$1,301	$2,292	$4,773
Edge	$806	$1,121	$1,994	$4,208
Outlook	$34	$1,404	$2,456	$5,067
Plus	$342	$1,389	$2,433	$5,025

(3)	If you do not Surrender your variable annuity:

	1 year	3 years	5 years	10 years
Access	$449	$1,354	$2,268	$4,590
Core	$494	$1,484	$2,475	$4,956
Edge	$981	$1,847	$2,721	$4,939
Outlook	$530	$1,586	$2,638	$5,249
Plus	$525	$1,572	$2,615	$5,208

Standard Death Benefits
These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.
If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the

APP E-2

Asset Protection Death Benefit.
The Premium Protection Death Benefit
If applicable, your Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders.
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, “Contract Value” refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $8,000,
• Your Contract Value in the fourth year immediately before your Surrender was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for- dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Asset Protection Death Benefit
If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:

A.	Contract Value; or

B.	Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or

C.	Contract Value plus 25% of Maximum Anniversary Value.
The Asset Protection Death Benefit cannot exceed the highest of:

•	Contract Value;

•	Total Premium Payments adjusted for partial Surrenders; or

•	Maximum Anniversary Value.
All references to “Contract Value” refer to such value on the date we receive due proof of death.

APP E-3

The following are examples of how Asset Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a withdrawal of $8,000,
• Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403,
• Your Maximum Anniversary Value was $11,403.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 − $8,000) = $144,754], but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 − $8,000 = $92,000]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000,
• Your Maximum Anniversary Value is $140,000.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

APP E-4

• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].
The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.
Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or
• Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

APP F-1

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable to Hartford Leaders Edge 2, 2R & 3

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 129[1]	2016 Series 130[2]	2016 Series 215[3]	2016 Series 315[4]	2016 Series 415[4]
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Seven
Hartford Leaders Edge Series II, IIR and III

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2016: $8,960,055; 2015: $8,645,937; and 2014: $7,932,000.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula We use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, We then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation We use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

5

Series II/IIR

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800	$14.970
Accumulation Unit Value at end of period	$24.278	$22.402	$22.303	$21.364	$17.437	$15.150	$15.099	$13.549	$11.032	$15.800
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	24	25	51	51	49	49	52	56
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.743	$21.691	$20.819	$17.026	$14.823	$14.803	$13.309	$10.859	$15.583	$14.794
Accumulation Unit Value at end of period	$23.517	$21.743	$21.691	$20.819	$17.026	$14.823	$14.803	$13.309	$10.859	$15.583
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	3	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.356	$21.326	$20.488	$16.773	$14.617	$14.612	$13.151	$10.740	$15.428	$14.662
Accumulation Unit Value at end of period	$23.075	$21.356	$21.326	$20.488	$16.773	$14.617	$14.612	$13.151	$10.740	$15.428
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.221	$21.202	$20.380	$16.692	$14.554	$14.556	$13.107	$10.710	$15.392	$14.635
Accumulation Unit Value at end of period	$22.918	$21.221	$21.202	$20.380	$16.692	$14.554	$14.556	$13.107	$10.710	$15.392
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.798	$20.810	$20.033	$16.433	$14.350	$14.373	$12.962	$10.607	$15.268	$14.538
Accumulation Unit Value at end of period	$22.427	$20.798	$20.810	$20.033	$16.433	$14.350	$14.373	$12.962	$10.607	$15.268
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	3	3	3	4	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.798	$20.810	$20.033	$16.433	$14.350	$14.373	$12.962	$10.607	$15.268	$14.538
Accumulation Unit Value at end of period	$22.427	$20.798	$20.810	$20.033	$16.433	$14.350	$14.373	$12.962	$10.607	$15.268
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	3	3	3	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.762	$18.801	$18.126	$14.891	$13.023	$13.063	$11.798	$9.670	$13.939	$13.293
Accumulation Unit Value at end of period	$20.201	$18.762	$18.801	$18.126	$14.891	$13.023	$13.063	$11.798	$9.670	$13.939
Number of Accumulation Units outstanding at end of period (in thousands)	51	57	82	88	101	115	122	134	165	146
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$—	$—
Accumulation Unit Value at end of period	$20.290	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	980	1,071	1,214	1,490	2,146	2,584	3,158	3,797	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533	$13.763	$13.144
Accumulation Unit Value at end of period	$19.678	$18.303	$18.369	$17.736	$14.592	$12.781	$12.840	$11.614	$9.533	$13.763
Number of Accumulation Units outstanding at end of period (in thousands)	228	288	353	423	627	795	1,076	1,484	1,769	2,488
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$—	$—
Accumulation Unit Value at end of period	$18.842	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	490	553	653	827	1,078	1,301	1,703	1,992	—	—

6

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261	$1.248
Accumulation Unit Value at end of period	$2.109	$1.793	$1.865	$1.632	$1.239	$1.098	$1.119	$1.006	$0.793	$1.261
Number of Accumulation Units outstanding at end of period (in thousands)	16	14	22	22	42	67	76	82	81	123
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.742	$1.815	$1.592	$1.211	$1.075	$1.098	$0.989	$0.781	$1.245	$1.234
Accumulation Unit Value at end of period	$2.044	$1.742	$1.815	$1.592	$1.211	$1.075	$1.098	$0.989	$0.781	$1.245
Number of Accumulation Units outstanding at end of period (in thousands)	109	119	124	150	135	118	127	182	194	97
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.715	$1.790	$1.571	$1.196	$1.063	$1.086	$0.979	$0.775	$1.236	$1.227
Accumulation Unit Value at end of period	$2.011	$1.715	$1.790	$1.571	$1.196	$1.063	$1.086	$0.979	$0.775	$1.236
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	3	9
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.705	$1.779	$1.562	$1.190	$1.059	$1.082	$0.976	$0.773	$1.233	$1.224
Accumulation Unit Value at end of period	$1.997	$1.705	$1.779	$1.562	$1.190	$1.059	$1.082	$0.976	$0.773	$1.233
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	64	71	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.671	$1.746	$1.536	$1.172	$1.044	$1.069	$0.965	$0.765	$1.223	$1.216
Accumulation Unit Value at end of period	$1.955	$1.671	$1.746	$1.536	$1.172	$1.044	$1.069	$0.965	$0.765	$1.223
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	6	8	46	43
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.671	$1.746	$1.536	$1.172	$1.044	$1.069	$0.965	$0.765	$1.223	$1.216
Accumulation Unit Value at end of period	$1.955	$1.671	$1.746	$1.536	$1.172	$1.044	$1.069	$0.965	$0.765	$1.223
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	6	8	46	43
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.632	$1.709	$1.505	$1.150	$1.026	$1.052	$0.952	$0.756	$1.209	$1.204
Accumulation Unit Value at end of period	$1.907	$1.632	$1.709	$1.505	$1.150	$1.026	$1.052	$0.952	$0.756	$1.209
Number of Accumulation Units outstanding at end of period (in thousands)	297	305	318	321	331	330	345	418	529	641
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$—	$—
Accumulation Unit Value at end of period	$1.877	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5,734	6,609	8,427	9,426	13,086	15,827	19,867	22,219	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747	$1.198	$1.194
Accumulation Unit Value at end of period	$1.863	$1.597	$1.674	$1.477	$1.130	$1.010	$1.037	$0.940	$0.747	$1.198
Number of Accumulation Units outstanding at end of period (in thousands)	1,413	1,816	2,350	2,726	4,414	5,816	7,829	9,932	12,335	16,373
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$—	$—
Accumulation Unit Value at end of period	$1.792	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,634	2,890	3,507	4,071	6,007	7,915	10,548	13,640	—	—

7

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979	$14.635
Accumulation Unit Value at end of period	$17.763	$17.420	$17.538	$16.818	$17.353	$16.625	$15.818	$15.003	$13.450	$14.979
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	8	9	13	25	26	26	29
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.908	$17.057	$16.389	$16.944	$16.266	$15.508	$14.737	$13.239	$14.773	$14.463
Accumulation Unit Value at end of period	$17.207	$16.908	$17.057	$16.389	$16.944	$16.266	$15.508	$14.737	$13.239	$14.773
Number of Accumulation Units outstanding at end of period (in thousands)	31	32	34	33	29	24	25	24	21	8
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.606	$16.769	$16.129	$16.692	$16.040	$15.308	$14.562	$13.094	$14.626	$14.333
Accumulation Unit Value at end of period	$16.883	$16.606	$16.769	$16.129	$16.692	$16.040	$15.308	$14.562	$13.094	$14.626
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.502	$16.672	$16.043	$16.612	$15.971	$15.249	$14.513	$13.057	$14.592	$14.307
Accumulation Unit Value at end of period	$16.768	$16.502	$16.672	$16.043	$16.612	$15.971	$15.249	$14.513	$13.057	$14.592
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	2	23	23	16
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.173	$16.364	$15.771	$16.354	$15.747	$15.058	$14.353	$12.932	$14.474	$14.212
Accumulation Unit Value at end of period	$16.409	$16.173	$16.364	$15.771	$16.354	$15.747	$15.058	$14.353	$12.932	$14.474
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	2	1	3	8	10	11	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.173	$16.364	$15.771	$16.354	$15.747	$15.058	$14.353	$12.932	$14.474	$14.212
Accumulation Unit Value at end of period	$16.409	$16.173	$16.364	$15.771	$16.354	$15.747	$15.058	$14.353	$12.932	$14.474
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	2	1	3	8	10	11	9
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.565	$15.773	$15.224	$15.811	$15.246	$14.601	$13.938	$12.578	$14.098	$13.864
Accumulation Unit Value at end of period	$15.769	$15.565	$15.773	$15.224	$15.811	$15.246	$14.601	$13.938	$12.578	$14.098
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	40	41	50	65	66	73	74	88
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$—	$—
Accumulation Unit Value at end of period	$14.944	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,198	1,474	1,866	2,399	2,160	2,536	3,247	3,467	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400	$13.920	$13.709
Accumulation Unit Value at end of period	$15.361	$15.185	$15.411	$14.896	$15.494	$14.963	$14.351	$13.720	$12.400	$13.920
Number of Accumulation Units outstanding at end of period (in thousands)	245	305	380	473	502	645	883	1,152	1,266	1,654
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$—	$—
Accumulation Unit Value at end of period	$14.709	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	487	578	667	782	807	1,025	1,451	1,817	—	—

8

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054	$10.217
Accumulation Unit Value at end of period	$13.098	$12.873	$13.547	$13.489	$13.978	$13.288	$12.833	$12.311	$11.330	$11.054
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	1	1	1	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.638	$13.326	$13.295	$13.805	$13.150	$12.725	$12.232	$11.280	$11.026	$10.212
Accumulation Unit Value at end of period	$12.832	$12.638	$13.326	$13.295	$13.805	$13.150	$12.725	$12.232	$11.280	$11.026
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	3	2	3	2	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.521	$13.216	$13.199	$13.719	$13.081	$12.671	$12.192	$11.255	$11.013	$10.209
Accumulation Unit Value at end of period	$12.701	$12.521	$13.216	$13.199	$13.719	$13.081	$12.671	$12.192	$11.255	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.464	$13.162	$13.151	$13.676	$13.047	$12.644	$12.172	$11.242	$11.006	$10.208
Accumulation Unit Value at end of period	$12.637	$12.464	$13.162	$13.151	$13.676	$13.047	$12.644	$12.172	$11.242	$11.006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.292	$13.000	$13.009	$13.549	$12.945	$12.564	$12.113	$11.204	$10.985	$10.204
Accumulation Unit Value at end of period	$12.444	$12.292	$13.000	$13.009	$13.549	$12.945	$12.564	$12.113	$11.204	$10.985
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	7	7	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.292	$13.000	$13.009	$13.549	$12.945	$12.564	$12.113	$11.204	$10.985	$10.204
Accumulation Unit Value at end of period	$12.444	$12.292	$13.000	$13.009	$13.549	$12.945	$12.564	$12.113	$11.204	$10.985
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	7	7	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.123	$12.840	$12.869	$13.422	$12.843	$12.484	$12.055	$11.167	$10.965	$10.201
Accumulation Unit Value at end of period	$12.254	$12.123	$12.840	$12.869	$13.422	$12.843	$12.484	$12.055	$11.167	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	5	2	7	8	7	5	—	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$—	$—
Accumulation Unit Value at end of period	$12.129	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	332	395	457	536	755	967	1,131	1,193	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129	$10.944	$10.197
Accumulation Unit Value at end of period	$12.067	$11.956	$12.683	$12.730	$13.297	$12.743	$12.405	$11.996	$11.129	$10.944
Number of Accumulation Units outstanding at end of period (in thousands)	31	36	61	72	101	126	173	216	220	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$—	$—
Accumulation Unit Value at end of period	$11.762	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	85	102	116	172	261	343	353	—	—

9

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224	$10.953
Accumulation Unit Value at end of period	$15.812	$14.871	$15.217	$14.542	$11.981	$10.289	$10.917	$9.859	$7.124	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	3	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.584	$14.953	$14.319	$11.821	$10.171	$10.814	$9.786	$7.085	$12.182	$10.937
Accumulation Unit Value at end of period	$15.476	$14.584	$14.953	$14.319	$11.821	$10.171	$10.814	$9.786	$7.085	$12.182
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	11	11	17	20	17	16	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.443	$14.823	$14.208	$11.741	$10.113	$10.763	$9.749	$7.065	$12.161	$10.929
Accumulation Unit Value at end of period	$15.311	$14.443	$14.823	$14.208	$11.741	$10.113	$10.763	$9.749	$7.065	$12.161
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.372	$14.758	$14.153	$11.702	$10.084	$10.737	$9.731	$7.056	$12.150	$10.925
Accumulation Unit Value at end of period	$15.229	$14.372	$14.758	$14.153	$11.702	$10.084	$10.737	$9.731	$7.056	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.164	$14.566	$13.990	$11.584	$9.998	$10.661	$9.676	$7.027	$12.118	$10.913
Accumulation Unit Value at end of period	$14.985	$14.164	$14.566	$13.990	$11.584	$9.998	$10.661	$9.676	$7.027	$12.118
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	7	1	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.164	$14.566	$13.990	$11.584	$9.998	$10.661	$9.676	$7.027	$12.118	$10.913
Accumulation Unit Value at end of period	$14.985	$14.164	$14.566	$13.990	$11.584	$9.998	$10.661	$9.676	$7.027	$12.118
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	7	1	6
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.958	$14.376	$13.828	$11.467	$9.912	$10.586	$9.622	$6.998	$12.087	$10.901
Accumulation Unit Value at end of period	$14.746	$13.958	$14.376	$13.828	$11.467	$9.912	$10.586	$9.622	$6.998	$12.087
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	3	3	1	3	2	7
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$—	$—
Accumulation Unit Value at end of period	$14.588	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	539	624	706	870	1,333	1,758	2,202	2,372	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969	$12.055	$10.889
Accumulation Unit Value at end of period	$14.510	$13.756	$14.189	$13.669	$11.352	$9.827	$10.511	$9.568	$6.969	$12.055
Number of Accumulation Units outstanding at end of period (in thousands)	77	83	83	81	106	153	187	242	252	278
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$—	$—
Accumulation Unit Value at end of period	$14.126	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	160	198	270	403	523	638	712	—	—

10

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321	$16.105
Accumulation Unit Value at end of period	$26.170	$26.257	$24.788	$24.459	$19.115	$15.745	$17.445	$15.761	$11.181	$18.321
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	6	7	8	8	8	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.485	$24.107	$23.835	$18.664	$15.405	$17.103	$15.482	$11.005	$18.069	$15.915
Accumulation Unit Value at end of period	$25.350	$25.485	$24.107	$23.835	$18.664	$15.405	$17.103	$15.482	$11.005	$18.069
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	6	7	13	14	15	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.030	$23.701	$23.457	$18.387	$15.191	$16.882	$15.297	$10.885	$17.890	$15.773
Accumulation Unit Value at end of period	$24.873	$25.030	$23.701	$23.457	$18.387	$15.191	$16.882	$15.297	$10.885	$17.890
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.872	$23.563	$23.332	$18.298	$15.125	$16.817	$15.246	$10.854	$17.848	$15.744
Accumulation Unit Value at end of period	$24.704	$24.872	$23.563	$23.332	$18.298	$15.125	$16.817	$15.246	$10.854	$17.848
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	7	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.377	$23.128	$22.936	$18.014	$14.913	$16.606	$15.078	$10.750	$17.704	$15.640
Accumulation Unit Value at end of period	$24.175	$24.377	$23.128	$22.936	$18.014	$14.913	$16.606	$15.078	$10.750	$17.704
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	3	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.377	$23.128	$22.936	$18.014	$14.913	$16.606	$15.078	$10.750	$17.704	$15.640
Accumulation Unit Value at end of period	$24.175	$24.377	$23.128	$22.936	$18.014	$14.913	$16.606	$15.078	$10.750	$17.704
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693
Accumulation Unit Value at end of period	$23.897	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	18	19	19	21	24	36	48
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$—	$—
Accumulation Unit Value at end of period	$18.280	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	358	431	486	573	823	968	1,158	1,568	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602	$17.513	$15.518
Accumulation Unit Value at end of period	$23.278	$23.542	$22.404	$22.284	$17.555	$14.576	$16.280	$14.826	$10.602	$17.513
Number of Accumulation Units outstanding at end of period (in thousands)	57	66	73	90	136	183	231	303	327	463
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$—	$—
Accumulation Unit Value at end of period	$22.289	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	107	132	169	248	318	402	504	—	—

11

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603	$20.455
Accumulation Unit Value at end of period	$26.562	$26.264	$26.445	$26.142	$20.574	$17.575	$21.944	$18.097	$11.327	$24.603
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	4	5	5	5	6
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.492	$25.719	$25.475	$20.089	$17.195	$21.513	$17.777	$11.149	$24.265	$20.214
Accumulation Unit Value at end of period	$25.729	$25.492	$25.719	$25.475	$20.089	$17.195	$21.513	$17.777	$11.149	$24.265
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	3	2	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.038	$25.285	$25.071	$19.790	$16.957	$21.236	$17.565	$11.027	$24.024	$20.033
Accumulation Unit Value at end of period	$25.245	$25.038	$25.285	$25.071	$19.790	$16.957	$21.236	$17.565	$11.027	$24.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.879	$25.138	$24.938	$19.695	$16.883	$21.154	$17.507	$10.996	$23.968	$19.997
Accumulation Unit Value at end of period	$25.073	$24.879	$25.138	$24.938	$19.695	$16.883	$21.154	$17.507	$10.996	$23.968
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.384	$24.674	$24.514	$19.389	$16.646	$20.889	$17.313	$10.890	$23.774	$19.865
Accumulation Unit Value at end of period	$24.537	$24.384	$24.674	$24.514	$19.389	$16.646	$20.889	$17.313	$10.890	$23.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	5	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.384	$24.674	$24.514	$19.389	$16.646	$20.889	$17.313	$10.890	$23.774	$19.865
Accumulation Unit Value at end of period	$24.537	$24.384	$24.674	$24.514	$19.389	$16.646	$20.889	$17.313	$10.890	$23.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988
Accumulation Unit Value at end of period	$25.539	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	2	3	5	7	8	15	16	19
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$—	$—
Accumulation Unit Value at end of period	$18.584	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	227	288	342	423	448	557	801	935	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309	$24.763	$20.753
Accumulation Unit Value at end of period	$24.877	$24.796	$25.167	$25.079	$19.895	$17.132	$21.563	$17.925	$11.309	$24.763
Number of Accumulation Units outstanding at end of period (in thousands)	26	29	36	42	40	69	96	129	150	215
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$—	$—
Accumulation Unit Value at end of period	$23.821	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	102	119	142	176	228	318	372	—	—

12

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056	$15.326
Accumulation Unit Value at end of period	$27.055	$24.947	$23.568	$21.928	$17.015	$14.571	$15.367	$13.072	$9.466	$17.056
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	20	20	25	28	34	42	36	41
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.213	$22.921	$21.368	$16.614	$14.256	$15.065	$12.840	$9.317	$16.821	$15.146
Accumulation Unit Value at end of period	$26.207	$24.213	$22.921	$21.368	$16.614	$14.256	$15.065	$12.840	$9.317	$16.821
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	18	19	22	23	22	22	23	21
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.781	$22.535	$21.029	$16.367	$14.057	$14.870	$12.687	$9.215	$16.654	$15.010
Accumulation Unit Value at end of period	$25.714	$23.781	$22.535	$21.029	$16.367	$14.057	$14.870	$12.687	$9.215	$16.654
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.631	$22.404	$20.917	$16.288	$13.997	$14.813	$12.645	$9.189	$16.615	$14.983
Accumulation Unit Value at end of period	$25.539	$23.631	$22.404	$20.917	$16.288	$13.997	$14.813	$12.645	$9.189	$16.615
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	5	8	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.160	$21.990	$20.562	$16.035	$13.800	$14.628	$12.505	$9.101	$16.481	$14.884
Accumulation Unit Value at end of period	$24.993	$23.160	$21.990	$20.562	$16.035	$13.800	$14.628	$12.505	$9.101	$16.481
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	4	5	26	29	24
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.160	$21.990	$20.562	$16.035	$13.800	$14.628	$12.505	$9.101	$16.481	$14.884
Accumulation Unit Value at end of period	$24.993	$23.160	$21.990	$20.562	$16.035	$13.800	$14.628	$12.505	$9.101	$16.481
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	3	4	5	26	29	24
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279
Accumulation Unit Value at end of period	$23.620	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788
Number of Accumulation Units outstanding at end of period (in thousands)	93	102	114	120	141	170	194	214	269	319
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$—	$—
Accumulation Unit Value at end of period	$16.187	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,661	3,187	3,880	5,007	7,005	8,902	11,826	13,714	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582	$15.587	$14.119
Accumulation Unit Value at end of period	$23.008	$21.385	$20.366	$19.100	$14.940	$12.896	$13.711	$11.756	$8.582	$15.587
Number of Accumulation Units outstanding at end of period (in thousands)	436	524	646	784	1,081	1,372	1,922	2,711	3,224	4,185
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$—	$—
Accumulation Unit Value at end of period	$22.031	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	933	1,093	1,263	1,533	2,068	2,822	3,820	5,053	—	—

13

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732	$16.081
Accumulation Unit Value at end of period	$26.908	$24.359	$24.238	$22.118	$16.726	$14.373	$14.780	$13.391	$10.301	$16.732
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	19	19	28	36	48	49	54	61
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.642	$23.573	$21.553	$16.331	$14.062	$14.490	$13.154	$10.139	$16.502	$15.892
Accumulation Unit Value at end of period	$26.065	$23.642	$23.573	$21.553	$16.331	$14.062	$14.490	$13.154	$10.139	$16.502
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	11	13	17	19	19	15
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.221	$23.176	$21.211	$16.089	$13.867	$14.303	$12.998	$10.028	$16.338	$15.749
Accumulation Unit Value at end of period	$25.574	$23.221	$23.176	$21.211	$16.089	$13.867	$14.303	$12.998	$10.028	$16.338
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.074	$23.041	$21.099	$16.011	$13.807	$14.248	$12.954	$10.000	$16.300	$15.721
Accumulation Unit Value at end of period	$25.400	$23.074	$23.041	$21.099	$16.011	$13.807	$14.248	$12.954	$10.000	$16.300
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	4	11	12	20
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.614	$22.616	$20.740	$15.763	$13.613	$14.069	$12.811	$9.904	$16.168	$15.617
Accumulation Unit Value at end of period	$24.857	$22.614	$22.616	$20.740	$15.763	$13.613	$14.069	$12.811	$9.904	$16.168
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	6	8	8	12	18	26	26
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.614	$22.616	$20.740	$15.763	$13.613	$14.069	$12.811	$9.904	$16.168	$15.617
Accumulation Unit Value at end of period	$24.857	$22.614	$22.616	$20.740	$15.763	$13.613	$14.069	$12.811	$9.904	$16.168
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	6	8	8	12	18	26	26
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845
Accumulation Unit Value at end of period	$21.709	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312
Number of Accumulation Units outstanding at end of period (in thousands)	142	150	161	172	191	222	254	282	346	388
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$—	$—
Accumulation Unit Value at end of period	$21.621	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,737	2,083	2,556	3,284	4,680	5,874	7,413	8,699	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630	$14.131	$13.690
Accumulation Unit Value at end of period	$21.146	$19.296	$19.355	$17.804	$13.571	$11.756	$12.186	$11.130	$8.630	$14.131
Number of Accumulation Units outstanding at end of period (in thousands)	423	554	716	867	1,168	1,503	2,007	2,898	3,344	4,426
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$—	$—
Accumulation Unit Value at end of period	$20.248	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	938	1,062	1,265	1,580	2,125	2,811	3,730	4,797	—	—

14

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985	$15.969
Accumulation Unit Value at end of period	$18.375	$17.917	$18.946	$19.648	$16.307	$13.963	$16.384	$15.425	$10.884	$18.985
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	4	3
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.390	$18.425	$19.147	$15.923	$13.661	$16.062	$15.152	$10.713	$18.724	$15.781
Accumulation Unit Value at end of period	$17.799	$17.390	$18.425	$19.147	$15.923	$13.661	$16.062	$15.152	$10.713	$18.724
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	14	14	17	14	11	13	14	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.080	$18.115	$18.843	$15.686	$13.471	$15.855	$14.971	$10.596	$18.538	$15.640
Accumulation Unit Value at end of period	$17.464	$17.080	$18.115	$18.843	$15.686	$13.471	$15.855	$14.971	$10.596	$18.538
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.972	$18.010	$18.743	$15.611	$13.413	$15.794	$14.921	$10.566	$18.495	$15.611
Accumulation Unit Value at end of period	$17.345	$16.972	$18.010	$18.743	$15.611	$13.413	$15.794	$14.921	$10.566	$18.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	3	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.634	$17.677	$18.424	$15.368	$13.225	$15.596	$14.756	$10.464	$18.345	$15.508
Accumulation Unit Value at end of period	$16.974	$16.634	$17.677	$18.424	$15.368	$13.225	$15.596	$14.756	$10.464	$18.345
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	2	4	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.634	$17.677	$18.424	$15.368	$13.225	$15.596	$14.756	$10.464	$18.345	$15.508
Accumulation Unit Value at end of period	$16.974	$16.634	$17.677	$18.424	$15.368	$13.225	$15.596	$14.756	$10.464	$18.345
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	2	4	5
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248
Accumulation Unit Value at end of period	$17.519	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192
Number of Accumulation Units outstanding at end of period (in thousands)	7	12	23	26	35	45	60	67	104	120
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$—	$—
Accumulation Unit Value at end of period	$13.162	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	703	844	1,001	1,243	1,497	1,819	2,259	2,607	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776	$18.949	$16.067
Accumulation Unit Value at end of period	$17.065	$16.774	$17.880	$18.691	$15.638	$13.497	$15.965	$15.151	$10.776	$18.949
Number of Accumulation Units outstanding at end of period (in thousands)	58	73	91	109	133	188	237	411	506	718
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$—	$—
Accumulation Unit Value at end of period	$16.341	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	231	258	304	351	496	640	810	993	—	—

15

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291	$23.893
Accumulation Unit Value at end of period	$30.971	$29.705	$30.962	$33.928	$30.753	$26.350	$30.914	$26.476	$17.861	$31.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.832	$30.112	$33.063	$30.029	$25.781	$30.307	$26.008	$17.580	$30.861	$23.612
Accumulation Unit Value at end of period	$30.001	$28.832	$30.112	$33.063	$30.029	$25.781	$30.307	$26.008	$17.580	$30.861
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	4	4	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.318	$29.605	$32.538	$29.582	$25.423	$29.916	$25.698	$17.388	$30.554	$23.401
Accumulation Unit Value at end of period	$29.436	$28.318	$29.605	$32.538	$29.582	$25.423	$29.916	$25.698	$17.388	$30.554
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.139	$29.433	$32.365	$29.439	$25.313	$29.801	$25.613	$17.339	$30.483	$23.358
Accumulation Unit Value at end of period	$29.236	$28.139	$29.433	$32.365	$29.439	$25.313	$29.801	$25.613	$17.339	$30.483
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.578	$28.889	$31.816	$28.983	$24.958	$29.427	$25.329	$17.173	$30.237	$23.204
Accumulation Unit Value at end of period	$28.610	$27.578	$28.889	$31.816	$28.983	$24.958	$29.427	$25.329	$17.173	$30.237
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.578	$28.889	$31.816	$28.983	$24.958	$29.427	$25.329	$17.173	$30.237	$23.204
Accumulation Unit Value at end of period	$28.610	$27.578	$28.889	$31.816	$28.983	$24.958	$29.427	$25.329	$17.173	$30.237
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.581	$26.837	$29.600	$27.005	$23.290	$27.501	$23.707	$16.097	$28.385	$21.816
Accumulation Unit Value at end of period	$26.498	$25.581	$26.837	$29.600	$27.005	$23.290	$27.501	$23.707	$16.097	$28.385
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	6	6	11	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$—	$—
Accumulation Unit Value at end of period	$24.609	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	200	257	306	393	507	699	716	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869	$28.026	$21.572
Accumulation Unit Value at end of period	$25.812	$24.955	$26.220	$28.963	$26.463	$22.857	$27.031	$23.337	$15.869	$28.026
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	27	36	49	67	104	165	176	279
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$—	$—
Accumulation Unit Value at end of period	$24.716	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	77	99	111	162	215	303	333	—	—

16

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409	$10.958
Accumulation Unit Value at end of period	$17.509	$18.202	$17.607	$16.752	$12.301	$11.366	$12.053	$10.472	$7.951	$12.409
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.812	$17.264	$16.459	$12.110	$11.211	$11.913	$10.372	$7.890	$12.339	$10.918
Accumulation Unit Value at end of period	$17.100	$17.812	$17.264	$16.459	$12.110	$11.211	$11.913	$10.372	$7.890	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.620	$17.095	$16.314	$12.016	$11.135	$11.844	$10.322	$7.860	$12.304	$10.898
Accumulation Unit Value at end of period	$16.898	$17.620	$17.095	$16.314	$12.016	$11.135	$11.844	$10.322	$7.860	$12.304
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.525	$17.011	$16.242	$11.969	$11.097	$11.810	$10.297	$7.845	$12.286	$10.888
Accumulation Unit Value at end of period	$16.799	$17.525	$17.011	$16.242	$11.969	$11.097	$11.810	$10.297	$7.845	$12.286
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.242	$16.762	$16.028	$11.829	$10.984	$11.707	$10.222	$7.800	$12.234	$10.858
Accumulation Unit Value at end of period	$16.503	$17.242	$16.762	$16.028	$11.829	$10.984	$11.707	$10.222	$7.800	$12.234
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	5	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.242	$16.762	$16.028	$11.829	$10.984	$11.707	$10.222	$7.800	$12.234	$10.858
Accumulation Unit Value at end of period	$16.503	$17.242	$16.762	$16.028	$11.829	$10.984	$11.707	$10.222	$7.800	$12.234
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.964	$16.517	$15.817	$11.690	$10.872	$11.605	$10.148	$7.755	$12.182	$10.828
Accumulation Unit Value at end of period	$16.213	$16.964	$16.517	$15.817	$11.690	$10.872	$11.605	$10.148	$7.755	$12.182
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	1	1	1	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$—	$—
Accumulation Unit Value at end of period	$16.022	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	85	92	118	148	198	231	309	341	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711	$12.131	$10.798
Accumulation Unit Value at end of period	$15.927	$16.690	$16.275	$15.609	$11.554	$10.761	$11.503	$10.075	$7.711	$12.131
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	15	16	32	79	67	80	81	65
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$—	$—
Accumulation Unit Value at end of period	$15.463	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	25	31	35	48	111	123	—	—

17

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527	$16.081
Accumulation Unit Value at end of period	$23.759	$21.036	$22.849	$22.049	$19.536	$17.507	$17.263	$15.468	$11.516	$16.527
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	13	14	16	16	20	20	20	19
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.469	$22.277	$21.541	$19.124	$17.172	$16.966	$15.232	$11.363	$16.341	$15.932
Accumulation Unit Value at end of period	$23.073	$20.469	$22.277	$21.541	$19.124	$17.172	$16.966	$15.232	$11.363	$16.341
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	6	9	13	13	13	8
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.181	$21.986	$21.280	$18.911	$16.998	$16.811	$15.108	$11.282	$16.241	$15.849
Accumulation Unit Value at end of period	$22.725	$20.181	$21.986	$21.280	$18.911	$16.998	$16.811	$15.108	$11.282	$16.241
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.054	$21.858	$21.167	$18.820	$16.925	$16.747	$15.058	$11.250	$16.203	$15.820
Accumulation Unit Value at end of period	$22.570	$20.054	$21.858	$21.167	$18.820	$16.925	$16.747	$15.058	$11.250	$16.203
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	5	1	1	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.654	$21.455	$20.808	$18.528	$16.687	$16.537	$14.891	$11.143	$16.072	$15.716
Accumulation Unit Value at end of period	$22.088	$19.654	$21.455	$20.808	$18.528	$16.687	$16.537	$14.891	$11.143	$16.072
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	4	5	5	12	9	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.654	$21.455	$20.808	$18.528	$16.687	$16.537	$14.891	$11.143	$16.072	$15.716
Accumulation Unit Value at end of period	$22.088	$19.654	$21.455	$20.808	$18.528	$16.687	$16.537	$14.891	$11.143	$16.072
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	4	5	5	12	9	14
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.248	$21.043	$20.439	$18.227	$16.441	$16.317	$14.715	$11.027	$15.930	$15.600
Accumulation Unit Value at end of period	$21.599	$19.248	$21.043	$20.439	$18.227	$16.441	$16.317	$14.715	$11.027	$15.930
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	20	22	29	20	23	31	34
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$—	$—
Accumulation Unit Value at end of period	$21.284	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,072	2,472	3,034	3,644	5,168	6,377	8,173	9,604	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918	$15.795	$15.491
Accumulation Unit Value at end of period	$21.129	$18.857	$20.647	$20.084	$17.938	$16.204	$16.106	$14.547	$10.918	$15.795
Number of Accumulation Units outstanding at end of period (in thousands)	296	355	432	523	719	920	1,200	1,620	1,946	2,649
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$—	$—
Accumulation Unit Value at end of period	$20.368	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	614	732	867	1,049	1,433	1,907	2,351	2,825	—	—

18

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930	$12.288
Accumulation Unit Value at end of period	$18.686	$19.209	$18.360	$16.481	$12.935	$11.620	$11.911	$10.776	$8.385	$12.930
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.691	$17.900	$16.101	$12.661	$11.398	$11.706	$10.611	$8.274	$12.784	$12.173
Accumulation Unit Value at end of period	$18.146	$18.691	$17.900	$16.101	$12.661	$11.398	$11.706	$10.611	$8.274	$12.784
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	3	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.427	$17.666	$15.906	$12.521	$11.282	$11.599	$10.525	$8.215	$12.705	$12.111
Accumulation Unit Value at end of period	$17.872	$18.427	$17.666	$15.906	$12.521	$11.282	$11.599	$10.525	$8.215	$12.705
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.311	$17.563	$15.821	$12.460	$11.234	$11.555	$10.490	$8.192	$12.676	$12.089
Accumulation Unit Value at end of period	$17.751	$18.311	$17.563	$15.821	$12.460	$11.234	$11.555	$10.490	$8.192	$12.676
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.946	$17.239	$15.553	$12.267	$11.076	$11.410	$10.374	$8.113	$12.573	$12.009
Accumulation Unit Value at end of period	$17.371	$17.946	$17.239	$15.553	$12.267	$11.076	$11.410	$10.374	$8.113	$12.573
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.946	$17.239	$15.553	$12.267	$11.076	$11.410	$10.374	$8.113	$12.573	$12.009
Accumulation Unit Value at end of period	$17.371	$17.946	$17.239	$15.553	$12.267	$11.076	$11.410	$10.374	$8.113	$12.573
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.575	$16.908	$15.277	$12.068	$10.912	$11.258	$10.251	$8.029	$12.462	$11.920
Accumulation Unit Value at end of period	$16.986	$17.575	$16.908	$15.277	$12.068	$10.912	$11.258	$10.251	$8.029	$12.462
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	1	2	3	3	2	2	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$—	$—
Accumulation Unit Value at end of period	$16.739	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	171	190	263	291	390	508	692	812	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949	$12.356	$11.837
Accumulation Unit Value at end of period	$16.616	$17.218	$16.589	$15.012	$11.876	$10.755	$11.112	$10.134	$7.949	$12.356
Number of Accumulation Units outstanding at end of period (in thousands)	11	20	21	18	24	33	50	69	86	119
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$—	$—
Accumulation Unit Value at end of period	$16.018	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	71	87	102	147	212	301	332	—	—

19

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638	$20.433
Accumulation Unit Value at end of period	$32.926	$29.632	$31.048	$29.652	$23.457	$20.890	$21.733	$19.597	$16.043	$22.638
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	6	6	6	4
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.891	$30.332	$29.026	$23.008	$20.531	$21.402	$19.337	$15.862	$22.428	$20.284
Accumulation Unit Value at end of period	$32.038	$28.891	$30.332	$29.026	$23.008	$20.531	$21.402	$19.337	$15.862	$22.428
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	6	6	4	3	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.527	$29.980	$28.718	$22.786	$20.354	$21.239	$19.209	$15.773	$22.324	$20.210
Accumulation Unit Value at end of period	$31.603	$28.527	$29.980	$28.718	$22.786	$20.354	$21.239	$19.209	$15.773	$22.324
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.347	$29.806	$28.565	$22.676	$20.266	$21.157	$19.145	$15.728	$22.272	$20.173
Accumulation Unit Value at end of period	$31.388	$28.347	$29.806	$28.565	$22.676	$20.266	$21.157	$19.145	$15.728	$22.272
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	3	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.813	$29.288	$28.112	$22.350	$20.004	$20.915	$18.954	$15.595	$22.116	$20.062
Accumulation Unit Value at end of period	$30.750	$27.813	$29.288	$28.112	$22.350	$20.004	$20.915	$18.954	$15.595	$22.116
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	6	6	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.813	$29.288	$28.112	$22.350	$20.004	$20.915	$18.954	$15.595	$22.116	$20.062
Accumulation Unit Value at end of period	$30.750	$27.813	$29.288	$28.112	$22.350	$20.004	$20.915	$18.954	$15.595	$22.116
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	6	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.290	$28.780	$27.665	$22.028	$19.746	$20.676	$18.766	$15.463	$21.962	$19.952
Accumulation Unit Value at end of period	$30.126	$27.290	$28.780	$27.665	$22.028	$19.746	$20.676	$18.766	$15.463	$21.962
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	7	8	8	10	10	13	16	20
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$—	$—
Accumulation Unit Value at end of period	$29.717	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	362	445	525	673	900	1,084	1,349	1,477	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808	$19.842
Accumulation Unit Value at end of period	$29.515	$26.776	$28.281	$27.226	$21.711	$19.490	$20.440	$18.579	$15.332	$21.808
Number of Accumulation Units outstanding at end of period (in thousands)	50	61	68	81	104	138	173	223	233	345
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$—	$—
Accumulation Unit Value at end of period	$28.523	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	88	107	124	161	233	296	374	—	—

20

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467	$19.967
Accumulation Unit Value at end of period	$28.384	$24.690	$26.220	$24.711	$19.450	$17.187	$17.534	$15.919	$12.750	$20.467
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	3	3	3	9	9	8	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.964	$25.500	$24.080	$18.991	$16.816	$17.190	$15.638	$12.550	$20.185	$19.732
Accumulation Unit Value at end of period	$27.494	$23.964	$25.500	$24.080	$18.991	$16.816	$17.190	$15.638	$12.550	$20.185
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	14	16	17	12	13	10	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.537	$25.071	$23.698	$18.709	$16.582	$16.968	$15.451	$12.412	$19.985	$19.556
Accumulation Unit Value at end of period	$26.977	$23.537	$25.071	$23.698	$18.709	$16.582	$16.968	$15.451	$12.412	$19.985
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.388	$24.925	$23.572	$18.619	$16.510	$16.903	$15.400	$12.377	$19.938	$19.520
Accumulation Unit Value at end of period	$26.794	$23.388	$24.925	$23.572	$18.619	$16.510	$16.903	$15.400	$12.377	$19.938
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	3	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.922	$24.465	$23.172	$18.330	$16.279	$16.691	$15.229	$12.259	$19.777	$19.391
Accumulation Unit Value at end of period	$26.220	$22.922	$24.465	$23.172	$18.330	$16.279	$16.691	$15.229	$12.259	$19.777
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	2	7
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.922	$24.465	$23.172	$18.330	$16.279	$16.691	$15.229	$12.259	$19.777	$19.391
Accumulation Unit Value at end of period	$26.220	$22.922	$24.465	$23.172	$18.330	$16.279	$16.691	$15.229	$12.259	$19.777
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	2	7
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310
Accumulation Unit Value at end of period	$23.058	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628
Number of Accumulation Units outstanding at end of period (in thousands)	36	37	55	58	69	75	82	93	130	158
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$—	$—
Accumulation Unit Value at end of period	$21.754	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,103	1,347	1,610	2,040	2,716	3,354	4,424	5,344	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756	$17.405	$17.116
Accumulation Unit Value at end of period	$22.460	$19.694	$21.083	$20.028	$15.891	$14.155	$14.557	$13.322	$10.756	$17.405
Number of Accumulation Units outstanding at end of period (in thousands)	223	277	326	409	523	700	988	1,344	1,704	2,301
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$—	$—
Accumulation Unit Value at end of period	$21.507	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	326	393	495	608	753	1,061	1,371	1,724	—	—

21

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287	$15.859
Accumulation Unit Value at end of period	$27.099	$23.576	$24.702	$22.937	$17.855	$16.100	$15.333	$12.831	$11.039	$15.287
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	5	6	5	9	9	9	9
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.986	$24.132	$22.453	$17.513	$15.823	$15.100	$12.661	$10.914	$15.145	$15.743
Accumulation Unit Value at end of period	$26.368	$22.986	$24.132	$22.453	$17.513	$15.823	$15.100	$12.661	$10.914	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	5	9	11	11	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.697	$23.852	$22.214	$17.344	$15.686	$14.985	$12.577	$10.853	$15.074	$15.685
Accumulation Unit Value at end of period	$26.010	$22.697	$23.852	$22.214	$17.344	$15.686	$14.985	$12.577	$10.853	$15.074
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.553	$23.713	$22.096	$17.261	$15.618	$14.927	$12.535	$10.822	$15.039	$15.657
Accumulation Unit Value at end of period	$25.833	$22.553	$23.713	$22.096	$17.261	$15.618	$14.927	$12.535	$10.822	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	3	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.129	$23.302	$21.745	$17.012	$15.416	$14.756	$12.410	$10.730	$14.934	$15.571
Accumulation Unit Value at end of period	$25.309	$22.129	$23.302	$21.745	$17.012	$15.416	$14.756	$12.410	$10.730	$14.934
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	4	5	5	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.129	$23.302	$21.745	$17.012	$15.416	$14.756	$12.410	$10.730	$14.934	$15.571
Accumulation Unit Value at end of period	$25.309	$22.129	$23.302	$21.745	$17.012	$15.416	$14.756	$12.410	$10.730	$14.934
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	4	5	5	6
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.712	$22.897	$21.400	$16.767	$15.217	$14.588	$12.286	$10.639	$14.830	$15.485
Accumulation Unit Value at end of period	$24.795	$21.712	$22.897	$21.400	$16.767	$15.217	$14.588	$12.286	$10.639	$14.830
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	9	9	9	9	9	9	10	12
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$—	$—
Accumulation Unit Value at end of period	$24.458	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	939	1,100	1,336	1,678	2,107	2,505	2,989	3,241	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549	$14.726	$15.400
Accumulation Unit Value at end of period	$24.292	$21.303	$22.500	$21.060	$16.526	$15.020	$14.421	$12.164	$10.549	$14.726
Number of Accumulation Units outstanding at end of period (in thousands)	72	83	97	136	175	232	244	298	373	519
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$—	$—
Accumulation Unit Value at end of period	$23.476	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	311	367	432	514	622	764	863	992	—	—

22

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264	$9.259
Accumulation Unit Value at end of period	$17.757	$13.770	$15.010	$15.067	$11.165	$9.521	$9.987	$7.863	$6.146	$9.264
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.544	$14.793	$14.879	$11.048	$9.440	$9.922	$7.828	$6.131	$9.259	$9.257
Accumulation Unit Value at end of period	$17.430	$13.544	$14.793	$14.879	$11.048	$9.440	$9.922	$7.828	$6.131	$9.259
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	5	6	2	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.432	$14.686	$14.786	$10.990	$9.399	$9.890	$7.810	$6.123	$9.256	$9.255
Accumulation Unit Value at end of period	$17.270	$13.432	$14.686	$14.786	$10.990	$9.399	$9.890	$7.810	$6.123	$9.256
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.376	$14.632	$14.740	$10.960	$9.379	$9.873	$7.801	$6.119	$9.255	$9.255
Accumulation Unit Value at end of period	$17.190	$13.376	$14.632	$14.740	$10.960	$9.379	$9.873	$7.801	$6.119	$9.255
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.211	$14.473	$14.601	$10.874	$9.319	$9.825	$7.774	$6.107	$9.251	$9.253
Accumulation Unit Value at end of period	$16.952	$13.211	$14.473	$14.601	$10.874	$9.319	$9.825	$7.774	$6.107	$9.251
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.211	$14.473	$14.601	$10.874	$9.319	$9.825	$7.774	$6.107	$9.251	$9.253
Accumulation Unit Value at end of period	$16.952	$13.211	$14.473	$14.601	$10.874	$9.319	$9.825	$7.774	$6.107	$9.251
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.048	$14.316	$14.464	$10.788	$9.259	$9.777	$7.748	$6.095	$9.247	$9.251
Accumulation Unit Value at end of period	$16.717	$13.048	$14.316	$14.464	$10.788	$9.259	$9.777	$7.748	$6.095	$9.247
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	1	1	1	3	1	6	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$—	$—
Accumulation Unit Value at end of period	$16.563	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	117	136	155	127	155	178	123	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084	$9.243	$9.249
Accumulation Unit Value at end of period	$16.486	$12.887	$14.161	$14.329	$10.703	$9.200	$9.729	$7.721	$6.084	$9.243
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	19	25	30	40	26	48	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$—	$—
Accumulation Unit Value at end of period	$16.108	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	35	40	85	93	113	82	80	—	—

23

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616	$13.264
Accumulation Unit Value at end of period	$22.457	$21.764	$22.571	$21.202	$15.493	$14.110	$14.968	$11.840	$8.325	$14.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.124	$21.951	$20.661	$15.128	$13.805	$14.674	$11.631	$8.194	$14.415	$13.108
Accumulation Unit Value at end of period	$21.753	$21.124	$21.951	$20.661	$15.128	$13.805	$14.674	$11.631	$8.194	$14.415
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	5	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.747	$21.581	$20.334	$14.903	$13.613	$14.484	$11.492	$8.105	$14.272	$12.991
Accumulation Unit Value at end of period	$21.344	$20.747	$21.581	$20.334	$14.903	$13.613	$14.484	$11.492	$8.105	$14.272
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.616	$21.456	$20.225	$14.831	$13.554	$14.429	$11.454	$8.082	$14.238	$12.967
Accumulation Unit Value at end of period	$21.198	$20.616	$21.456	$20.225	$14.831	$13.554	$14.429	$11.454	$8.082	$14.238
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.205	$21.060	$19.882	$14.601	$13.364	$14.248	$11.327	$8.004	$14.123	$12.881
Accumulation Unit Value at end of period	$20.745	$20.205	$21.060	$19.882	$14.601	$13.364	$14.248	$11.327	$8.004	$14.123
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.205	$21.060	$19.882	$14.601	$13.364	$14.248	$11.327	$8.004	$14.123	$12.881
Accumulation Unit Value at end of period	$20.745	$20.205	$21.060	$19.882	$14.601	$13.364	$14.248	$11.327	$8.004	$14.123
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398
Accumulation Unit Value at end of period	$21.255	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	8	9	9	13	25	21	25
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$—	$—
Accumulation Unit Value at end of period	$12.123	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	526	601	718	888	1,030	1,290	1,653	2,014	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183	$14.481	$13.248
Accumulation Unit Value at end of period	$20.704	$20.226	$21.145	$20.022	$14.748	$13.539	$14.478	$11.544	$8.183	$14.481
Number of Accumulation Units outstanding at end of period (in thousands)	59	69	85	117	173	222	278	385	428	527
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$—	$—
Accumulation Unit Value at end of period	$19.825	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	126	147	167	207	272	388	480	691	—	—

24

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207	$16.357
Accumulation Unit Value at end of period	$25.278	$23.574	$24.693	$24.411	$23.805	$21.245	$20.868	$18.944	$15.165	$17.207
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	2	2	2	3	3
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.881	$24.015	$23.788	$23.245	$20.786	$20.458	$18.609	$14.926	$16.971	$16.165
Accumulation Unit Value at end of period	$24.486	$22.881	$24.015	$23.788	$23.245	$20.786	$20.458	$18.609	$14.926	$16.971
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	5	5	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.474	$23.611	$23.411	$22.899	$20.497	$20.195	$18.387	$14.763	$16.802	$16.020
Accumulation Unit Value at end of period	$24.026	$22.474	$23.611	$23.411	$22.899	$20.497	$20.195	$18.387	$14.763	$16.802
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.332	$23.473	$23.287	$22.789	$20.409	$20.117	$18.326	$14.722	$16.763	$15.991
Accumulation Unit Value at end of period	$23.862	$22.332	$23.473	$23.287	$22.789	$20.409	$20.117	$18.326	$14.722	$16.763
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	4	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.887	$23.040	$22.891	$22.435	$20.123	$19.865	$18.123	$14.580	$16.627	$15.885
Accumulation Unit Value at end of period	$23.352	$21.887	$23.040	$22.891	$22.435	$20.123	$19.865	$18.123	$14.580	$16.627
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	5	5	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.887	$23.040	$22.891	$22.435	$20.123	$19.865	$18.123	$14.580	$16.627	$15.885
Accumulation Unit Value at end of period	$23.352	$21.887	$23.040	$22.891	$22.435	$20.123	$19.865	$18.123	$14.580	$16.627
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	5	5	6
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383
Accumulation Unit Value at end of period	$22.277	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	9	10	24	17	18	18	38
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$—	$—
Accumulation Unit Value at end of period	$21.042	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	583	701	858	1,041	1,468	1,617	2,028	2,191	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878	$15.874	$15.211
Accumulation Unit Value at end of period	$21.700	$20.399	$21.539	$21.464	$21.100	$18.982	$18.795	$17.199	$13.878	$15.874
Number of Accumulation Units outstanding at end of period (in thousands)	54	74	98	132	200	271	324	447	521	709
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$—	$—
Accumulation Unit Value at end of period	$20.779	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	193	271	337	433	633	864	1,133	—	—

25

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202	$1.157
Accumulation Unit Value at end of period	$1.142	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	19	19	19	157	157	207	200	136
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171	$1.184	$1.197	$1.186	$1.143
Accumulation Unit Value at end of period	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171	$1.184	$1.197	$1.186
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	11	9	62	119	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.088	$1.100	$1.113	$1.127	$1.141	$1.156	$1.170	$1.184	$1.174	$1.133
Accumulation Unit Value at end of period	$1.085	$1.088	$1.100	$1.113	$1.127	$1.141	$1.156	$1.170	$1.184	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.081	$1.094	$1.107	$1.122	$1.136	$1.151	$1.166	$1.181	$1.171	$1.131
Accumulation Unit Value at end of period	$1.078	$1.081	$1.094	$1.107	$1.122	$1.136	$1.151	$1.166	$1.181	$1.171
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.060	$1.074	$1.088	$1.104	$1.120	$1.137	$1.153	$1.169	$1.162	$1.123
Accumulation Unit Value at end of period	$1.054	$1.060	$1.074	$1.088	$1.104	$1.120	$1.137	$1.153	$1.169	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	14	50	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.060	$1.074	$1.088	$1.104	$1.120	$1.137	$1.153	$1.169	$1.162	$1.123
Accumulation Unit Value at end of period	$1.054	$1.060	$1.074	$1.088	$1.104	$1.120	$1.137	$1.153	$1.169	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	14	50	13
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.040	$1.055	$1.071	$1.089	$1.106	$1.124	$1.142	$1.160	$1.154	$1.117
Accumulation Unit Value at end of period	$1.033	$1.040	$1.055	$1.071	$1.089	$1.106	$1.124	$1.142	$1.160	$1.154
Number of Accumulation Units outstanding at end of period (in thousands)	476	592	346	347	346	346	368	445	1,991	704
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$—	$—
Accumulation Unit Value at end of period	$0.965	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5,900	7,107	9,089	12,718	24,333	33,496	34,177	46,249	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143	$1.139	$1.105
Accumulation Unit Value at end of period	$1.007	$1.015	$1.031	$1.048	$1.067	$1.086	$1.105	$1.124	$1.143	$1.139
Number of Accumulation Units outstanding at end of period (in thousands)	793	1,028	1,746	2,258	3,534	3,913	4,533	7,923	12,288	10,365
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$—	$—
Accumulation Unit Value at end of period	$0.964	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,367	3,633	3,832	6,544	9,778	16,084	17,131	22,607	—	—

26

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.165	$15.541	$14.469	$10.423	$9.252	$10.732	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.375	$16.165	$15.541	$14.469	$10.423	$9.252	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.011	$15.424	$14.388	$10.386	$9.237	$10.730	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.187	$16.011	$15.424	$14.388	$10.386	$9.237	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.935	$15.366	$14.348	$10.367	$9.230	$10.728	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.093	$15.935	$15.366	$14.348	$10.367	$9.230	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.896	$15.337	$14.328	$10.358	$9.227	$10.728	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.047	$15.896	$15.337	$14.328	$10.358	$9.227	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.783	$15.250	$14.268	$10.330	$9.216	$10.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.908	$15.783	$15.250	$14.268	$10.330	$9.216	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.783	$15.250	$14.268	$10.330	$9.216	$10.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.908	$15.783	$15.250	$14.268	$10.330	$9.216	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.670	$15.163	$14.209	$10.302	$9.205	$10.724	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.771	$15.670	$15.163	$14.209	$10.302	$9.205	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	6	2	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.595	$15.106	$14.169	$10.284	$9.197	$10.722	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.680	$15.595	$15.106	$14.169	$10.284	$9.197	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	120	143	165	207	301	187	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.558	$15.077	$14.149	$10.275	$9.194	$10.722	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.634	$15.558	$15.077	$14.149	$10.275	$9.194	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	57	61	69	110	51	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.372	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.409	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	82	95	112	158	86	—	—	—	—

27

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798	$11.950
Accumulation Unit Value at end of period	$19.070	$17.460	$18.706	$17.462	$13.639	$12.091	$12.214	$11.255	$8.856	$12.798
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.085	$18.341	$17.156	$13.427	$11.926	$12.072	$11.147	$8.788	$12.726	$11.907
Accumulation Unit Value at end of period	$18.623	$17.085	$18.341	$17.156	$13.427	$11.926	$12.072	$11.147	$8.788	$12.726
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.901	$18.162	$17.005	$13.322	$11.845	$12.002	$11.093	$8.755	$12.690	$11.885
Accumulation Unit Value at end of period	$18.404	$16.901	$18.162	$17.005	$13.322	$11.845	$12.002	$11.093	$8.755	$12.690
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.810	$18.073	$16.930	$13.270	$11.805	$11.967	$11.066	$8.738	$12.672	$11.874
Accumulation Unit Value at end of period	$18.296	$16.810	$18.073	$16.930	$13.270	$11.805	$11.967	$11.066	$8.738	$12.672
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.539	$17.808	$16.707	$13.115	$11.684	$11.862	$10.986	$8.688	$12.618	$11.841
Accumulation Unit Value at end of period	$17.974	$16.539	$17.808	$16.707	$13.115	$11.684	$11.862	$10.986	$8.688	$12.618
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.539	$17.808	$16.707	$13.115	$11.684	$11.862	$10.986	$8.688	$12.618	$11.841
Accumulation Unit Value at end of period	$17.974	$16.539	$17.808	$16.707	$13.115	$11.684	$11.862	$10.986	$8.688	$12.618
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.272	$17.547	$16.487	$12.962	$11.565	$11.759	$10.907	$8.638	$12.564	$11.809
Accumulation Unit Value at end of period	$17.657	$16.272	$17.547	$16.487	$12.962	$11.565	$11.759	$10.907	$8.638	$12.564
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	5	5	5	5	9	10
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$—	$—
Accumulation Unit Value at end of period	$17.450	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	204	265	321	414	542	648	818	957	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588	$12.511	$11.776
Accumulation Unit Value at end of period	$17.347	$16.010	$17.290	$16.270	$12.810	$11.447	$11.656	$10.828	$8.588	$12.511
Number of Accumulation Units outstanding at end of period (in thousands)	31	37	45	58	93	117	139	195	264	334
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$—	$—
Accumulation Unit Value at end of period	$16.841	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	72	85	106	164	262	365	461	—	—

28

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.761	$9.853	$9.946	$9.989	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.678	$9.761	$9.853	$9.946	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.711	$9.822	$9.934	$9.986	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.609	$9.711	$9.822	$9.934	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.686	$9.807	$9.929	$9.985	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.575	$9.686	$9.807	$9.929	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.673	$9.799	$9.926	$9.984	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.557	$9.673	$9.799	$9.926	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.506	$9.636	$9.775	$9.917	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.506	$9.636	$9.775	$9.917	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.598	$9.752	$9.908	$9.981	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.455	$9.598	$9.752	$9.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.574	$9.737	$9.902	$9.979	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.421	$9.574	$9.737	$9.902	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	682	367	445	204	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.561	$9.729	$9.899	$9.979	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.404	$9.561	$9.729	$9.899	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	12	12	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.500	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.320	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	228	189	176	203	—	—	—	—	—	—

29

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203	$1.142
Accumulation Unit Value at end of period	$1.489	$1.485	$1.494	$1.448	$1.501	$1.479	$1.384	$1.325	$1.338	$1.203
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	11	11	11	6	6	6	6
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.443	$1.454	$1.413	$1.468	$1.449	$1.358	$1.303	$1.319	$1.188	$1.130
Accumulation Unit Value at end of period	$1.444	$1.443	$1.454	$1.413	$1.468	$1.449	$1.358	$1.303	$1.319	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.421	$1.434	$1.394	$1.450	$1.433	$1.345	$1.292	$1.308	$1.179	$1.123
Accumulation Unit Value at end of period	$1.421	$1.421	$1.434	$1.394	$1.450	$1.433	$1.345	$1.292	$1.308	$1.179
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.412	$1.426	$1.387	$1.443	$1.427	$1.339	$1.287	$1.304	$1.177	$1.121
Accumulation Unit Value at end of period	$1.411	$1.412	$1.426	$1.387	$1.443	$1.427	$1.339	$1.287	$1.304	$1.177
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.384	$1.399	$1.364	$1.421	$1.407	$1.323	$1.273	$1.292	$1.167	$1.114
Accumulation Unit Value at end of period	$1.381	$1.384	$1.399	$1.364	$1.421	$1.407	$1.323	$1.273	$1.292	$1.167
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	24	20	28	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.384	$1.399	$1.364	$1.421	$1.407	$1.323	$1.273	$1.292	$1.167	$1.114
Accumulation Unit Value at end of period	$1.381	$1.384	$1.399	$1.364	$1.421	$1.407	$1.323	$1.273	$1.292	$1.167
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	24	20	28	17
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.353	$1.370	$1.337	$1.395	$1.383	$1.303	$1.256	$1.276	$1.155	$1.103
Accumulation Unit Value at end of period	$1.348	$1.353	$1.370	$1.337	$1.395	$1.383	$1.303	$1.256	$1.276	$1.155
Number of Accumulation Units outstanding at end of period (in thousands)	41	53	70	100	151	166	188	245	325	266
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$—	$—
Accumulation Unit Value at end of period	$1.327	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9,419	10,623	14,326	16,290	23,717	25,297	31,810	35,898	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262	$1.144	$1.095
Accumulation Unit Value at end of period	$1.317	$1.324	$1.343	$1.312	$1.372	$1.362	$1.285	$1.240	$1.262	$1.144
Number of Accumulation Units outstanding at end of period (in thousands)	969	1,149	1,503	1,691	2,798	3,368	4,263	6,430	9,493	8,111
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$—	$—
Accumulation Unit Value at end of period	$1.268	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,797	4,320	5,230	6,449	9,297	11,398	15,653	19,347	—	—

30

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438	$2.145
Accumulation Unit Value at end of period	$2.548	$2.584	$2.671	$2.687	$2.280	$1.992	$2.156	$1.929	$1.440	$2.438
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.511	$2.601	$2.622	$2.229	$1.951	$2.117	$1.897	$1.419	$2.408	$2.123
Accumulation Unit Value at end of period	$2.471	$2.511	$2.601	$2.622	$2.229	$1.951	$2.117	$1.897	$1.419	$2.408
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.473	$2.564	$2.588	$2.202	$1.930	$2.095	$1.880	$1.408	$2.391	$2.110
Accumulation Unit Value at end of period	$2.431	$2.473	$2.564	$2.588	$2.202	$1.930	$2.095	$1.880	$1.408	$2.391
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.458	$2.550	$2.574	$2.191	$1.922	$2.087	$1.874	$1.404	$2.385	$2.106
Accumulation Unit Value at end of period	$2.415	$2.458	$2.550	$2.574	$2.191	$1.922	$2.087	$1.874	$1.404	$2.385
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.409	$2.502	$2.531	$2.157	$1.895	$2.061	$1.853	$1.390	$2.366	$2.092
Accumulation Unit Value at end of period	$2.363	$2.409	$2.502	$2.531	$2.157	$1.895	$2.061	$1.853	$1.390	$2.366
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.409	$2.502	$2.531	$2.157	$1.895	$2.061	$1.853	$1.390	$2.366	$2.092
Accumulation Unit Value at end of period	$2.363	$2.409	$2.502	$2.531	$2.157	$1.895	$2.061	$1.853	$1.390	$2.366
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.355	$2.450	$2.481	$2.118	$1.863	$2.030	$1.828	$1.373	$2.341	$2.073
Accumulation Unit Value at end of period	$2.307	$2.355	$2.450	$2.481	$2.118	$1.863	$2.030	$1.828	$1.373	$2.341
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	2	2	1	1	5	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$—	$—
Accumulation Unit Value at end of period	$2.272	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,211	2,693	3,141	3,649	4,072	5,107	5,865	6,600	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358	$2.319	$2.057
Accumulation Unit Value at end of period	$2.254	$2.305	$2.402	$2.436	$2.083	$1.835	$2.002	$1.805	$1.358	$2.319
Number of Accumulation Units outstanding at end of period (in thousands)	157	175	180	205	277	379	490	667	699	890
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$—	$—
Accumulation Unit Value at end of period	$2.170	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	553	659	788	962	936	1,264	1,569	2,140	—	—

31

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841	$1.697
Accumulation Unit Value at end of period	$2.732	$2.431	$2.557	$2.472	$1.937	$1.763	$1.901	$1.682	$1.304	$1.841
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	7	16	15	16	20
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.363	$2.490	$2.412	$1.894	$1.727	$1.866	$1.654	$1.285	$1.818	$1.679
Accumulation Unit Value at end of period	$2.650	$2.363	$2.490	$2.412	$1.894	$1.727	$1.866	$1.654	$1.285	$1.818
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	10	10	10	10	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.327	$2.456	$2.381	$1.871	$1.708	$1.847	$1.639	$1.275	$1.806	$1.669
Accumulation Unit Value at end of period	$2.607	$2.327	$2.456	$2.381	$1.871	$1.708	$1.847	$1.639	$1.275	$1.806
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	3
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.313	$2.441	$2.368	$1.862	$1.701	$1.840	$1.634	$1.271	$1.801	$1.666
Accumulation Unit Value at end of period	$2.589	$2.313	$2.441	$2.368	$1.862	$1.701	$1.840	$1.634	$1.271	$1.801
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.267	$2.396	$2.328	$1.834	$1.677	$1.817	$1.616	$1.259	$1.787	$1.655
Accumulation Unit Value at end of period	$2.534	$2.267	$2.396	$2.328	$1.834	$1.677	$1.817	$1.616	$1.259	$1.787
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	3	4	2	21	21	38
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.267	$2.396	$2.328	$1.834	$1.677	$1.817	$1.616	$1.259	$1.787	$1.655
Accumulation Unit Value at end of period	$2.534	$2.267	$2.396	$2.328	$1.834	$1.677	$1.817	$1.616	$1.259	$1.787
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	3	4	2	21	21	38
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.216	$2.346	$2.283	$1.801	$1.649	$1.790	$1.594	$1.244	$1.768	$1.640
Accumulation Unit Value at end of period	$2.474	$2.216	$2.346	$2.283	$1.801	$1.649	$1.790	$1.594	$1.244	$1.768
Number of Accumulation Units outstanding at end of period (in thousands)	67	75	119	98	108	107	109	134	178	165
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$—	$—
Accumulation Unit Value at end of period	$2.436	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,824	2,117	2,484	2,910	3,942	4,985	6,201	7,387	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230	$1.751	$1.627
Accumulation Unit Value at end of period	$2.417	$2.169	$2.300	$2.241	$1.770	$1.624	$1.765	$1.574	$1.230	$1.751
Number of Accumulation Units outstanding at end of period (in thousands)	624	699	770	911	1,206	1,682	2,349	3,283	4,006	6,212
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$—	$—
Accumulation Unit Value at end of period	$2.327	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	970	1,039	1,196	1,483	2,100	2,824	3,854	4,844	—	—

32

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.438	$14.402	$13.458	$9.916	$10.027	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.409	$14.438	$14.402	$13.458	$9.916	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.328	$14.321	$13.408	$9.899	$10.024	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.271	$14.328	$14.321	$13.408	$9.899	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.273	$14.280	$13.384	$9.891	$10.022	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.202	$14.273	$14.280	$13.384	$9.891	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.245	$14.260	$13.372	$9.887	$10.021	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.168	$14.245	$14.260	$13.372	$9.887	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.164	$14.199	$13.335	$9.874	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.065	$14.164	$14.199	$13.335	$9.874	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.164	$14.199	$13.335	$9.874	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.065	$14.164	$14.199	$13.335	$9.874	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.083	$14.139	$13.298	$9.862	$10.016	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.964	$14.083	$14.139	$13.298	$9.862	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.029	$14.099	$13.274	$9.854	$10.014	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.896	$14.029	$14.099	$13.274	$9.854	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	37	25	9	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.002	$14.079	$13.262	$9.850	$10.013	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.863	$14.002	$14.079	$13.262	$9.850	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.868	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.696	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	3	3	14	—	—	—	—	—

33

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191	$14.580
Accumulation Unit Value at end of period	$25.158	$22.664	$24.217	$23.884	$17.540	$15.547	$15.811	$12.418	$10.336	$15.191
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	8	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.117	$23.680	$23.401	$17.220	$15.294	$15.584	$12.264	$10.229	$15.064	$14.486
Accumulation Unit Value at end of period	$24.502	$22.117	$23.680	$23.401	$17.220	$15.294	$15.584	$12.264	$10.229	$15.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.849	$23.416	$23.164	$17.062	$15.169	$15.472	$12.189	$10.176	$15.000	$14.440
Accumulation Unit Value at end of period	$24.181	$21.849	$23.416	$23.164	$17.062	$15.169	$15.472	$12.189	$10.176	$15.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.716	$23.285	$23.046	$16.984	$15.107	$15.417	$12.151	$10.149	$14.969	$14.417
Accumulation Unit Value at end of period	$24.022	$21.716	$23.285	$23.046	$16.984	$15.107	$15.417	$12.151	$10.149	$14.969
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.322	$22.897	$22.696	$16.751	$14.922	$15.251	$12.038	$10.070	$14.875	$14.348
Accumulation Unit Value at end of period	$23.551	$21.322	$22.897	$22.696	$16.751	$14.922	$15.251	$12.038	$10.070	$14.875
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.322	$22.897	$22.696	$16.751	$14.922	$15.251	$12.038	$10.070	$14.875	$14.348
Accumulation Unit Value at end of period	$23.551	$21.322	$22.897	$22.696	$16.751	$14.922	$15.251	$12.038	$10.070	$14.875
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.935	$22.516	$22.351	$16.521	$14.740	$15.087	$11.927	$9.992	$14.781	$14.279
Accumulation Unit Value at end of period	$23.089	$20.935	$22.516	$22.351	$16.521	$14.740	$15.087	$11.927	$9.992	$14.781
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$—	$—
Accumulation Unit Value at end of period	$22.786	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	155	176	218	275	395	425	470	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914	$14.688	$14.210
Accumulation Unit Value at end of period	$22.636	$20.556	$22.140	$22.012	$16.295	$14.559	$14.925	$11.816	$9.914	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	19	22	31	43	41	46	52	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$—	$—
Accumulation Unit Value at end of period	$21.901	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	48	49	65	81	108	136	189	—	—

34

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555	$1.546
Accumulation Unit Value at end of period	$1.888	$1.611	$1.815	$1.719	$1.297	$1.113	$1.158	$1.089	$0.743	$1.555
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	6	6	15	16	13	13
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.565	$1.767	$1.677	$1.268	$1.090	$1.137	$1.072	$0.732	$1.536	$1.530
Accumulation Unit Value at end of period	$1.831	$1.565	$1.767	$1.677	$1.268	$1.090	$1.137	$1.072	$0.732	$1.536
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.542	$1.743	$1.655	$1.253	$1.078	$1.126	$1.062	$0.726	$1.525	$1.521
Accumulation Unit Value at end of period	$1.802	$1.542	$1.743	$1.655	$1.253	$1.078	$1.126	$1.062	$0.726	$1.525
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.532	$1.733	$1.646	$1.247	$1.073	$1.121	$1.058	$0.724	$1.522	$1.518
Accumulation Unit Value at end of period	$1.790	$1.532	$1.733	$1.646	$1.247	$1.073	$1.121	$1.058	$0.724	$1.522
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.502	$1.701	$1.618	$1.228	$1.058	$1.107	$1.047	$0.717	$1.509	$1.508
Accumulation Unit Value at end of period	$1.751	$1.502	$1.701	$1.618	$1.228	$1.058	$1.107	$1.047	$0.717	$1.509
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	43
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.502	$1.701	$1.618	$1.228	$1.058	$1.107	$1.047	$0.717	$1.509	$1.508
Accumulation Unit Value at end of period	$1.751	$1.502	$1.701	$1.618	$1.228	$1.058	$1.107	$1.047	$0.717	$1.509
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	43
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.468	$1.665	$1.587	$1.205	$1.041	$1.091	$1.032	$0.709	$1.493	$1.494
Accumulation Unit Value at end of period	$1.710	$1.468	$1.665	$1.587	$1.205	$1.041	$1.091	$1.032	$0.709	$1.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	17	21	39	21	28	29	106	153
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$—	$—
Accumulation Unit Value at end of period	$1.684	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,014	1,145	1,375	2,047	2,796	3,331	4,421	6,168	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701	$1.479	$1.482
Accumulation Unit Value at end of period	$1.671	$1.437	$1.632	$1.558	$1.185	$1.025	$1.076	$1.020	$0.701	$1.479
Number of Accumulation Units outstanding at end of period (in thousands)	735	832	918	1,077	1,418	1,855	2,490	3,240	4,011	5,354
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$—	$—
Accumulation Unit Value at end of period	$1.608	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	845	879	1,147	1,414	2,030	2,720	4,017	5,368	—	—

35

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.234	$10.560	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.290	$10.234	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.215	$10.556	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.247	$10.215	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.206	$10.555	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.225	$10.206	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.201	$10.554	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.215	$10.201	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.187	$10.552	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.182	$10.187	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.187	$10.552	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.182	$10.187	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.173	$10.549	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.150	$10.173	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.163	$10.548	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.129	$10.163	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	38	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.159	$10.547	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.118	$10.159	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.136	$10.543	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.065	$10.136	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	—	—	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201	$16.827
Accumulation Unit Value at end of period	$27.209	$25.589	$26.204	$25.467	$20.115	$16.465	$17.373	$15.610	$11.940	$18.201
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.837	$25.484	$24.818	$19.641	$16.109	$17.032	$15.334	$11.752	$17.950	$16.629
Accumulation Unit Value at end of period	$26.357	$24.837	$25.484	$24.818	$19.641	$16.109	$17.032	$15.334	$11.752	$17.950
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.394	$25.055	$24.424	$19.349	$15.885	$16.812	$15.151	$11.624	$17.772	$16.480
Accumulation Unit Value at end of period	$25.861	$24.394	$25.055	$24.424	$19.349	$15.885	$16.812	$15.151	$11.624	$17.772
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.240	$24.909	$24.294	$19.256	$15.816	$16.748	$15.100	$11.591	$17.731	$16.450
Accumulation Unit Value at end of period	$25.685	$24.240	$24.909	$24.294	$19.256	$15.816	$16.748	$15.100	$11.591	$17.731
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.757	$24.450	$23.881	$18.957	$15.594	$16.537	$14.933	$11.480	$17.587	$16.342
Accumulation Unit Value at end of period	$25.135	$23.757	$24.450	$23.881	$18.957	$15.594	$16.537	$14.933	$11.480	$17.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.757	$24.450	$23.881	$18.957	$15.594	$16.537	$14.933	$11.480	$17.587	$16.342
Accumulation Unit Value at end of period	$25.135	$23.757	$24.450	$23.881	$18.957	$15.594	$16.537	$14.933	$11.480	$17.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.259	$22.942	$22.443	$17.842	$14.699	$15.611	$14.118	$10.869	$16.677	$15.519
Accumulation Unit Value at end of period	$23.515	$22.259	$22.942	$22.443	$17.842	$14.699	$15.611	$14.118	$10.869	$16.677
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$—	$—
Accumulation Unit Value at end of period	$20.939	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	36	43	53	65	94	89	53	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715	$16.466	$15.345
Accumulation Unit Value at end of period	$22.905	$21.714	$22.415	$21.960	$17.484	$14.426	$15.344	$13.897	$10.715	$16.466
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	16	12	13	15	24	26	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$—	$—
Accumulation Unit Value at end of period	$21.933	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	22	31	41	36	43	62	—	—

37

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675	$8.894
Accumulation Unit Value at end of period	$18.720	$18.448	$17.316	$16.046	$11.837	$10.180	$10.310	$9.025	$6.618	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.906	$16.840	$15.636	$11.558	$9.960	$10.108	$8.865	$6.514	$10.528	$8.789
Accumulation Unit Value at end of period	$18.134	$17.906	$16.840	$15.636	$11.558	$9.960	$10.108	$8.865	$6.514	$10.528
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.587	$16.556	$15.388	$11.386	$9.821	$9.977	$8.759	$6.442	$10.424	$8.711
Accumulation Unit Value at end of period	$17.792	$17.587	$16.556	$15.388	$11.386	$9.821	$9.977	$8.759	$6.442	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.476	$16.460	$15.306	$11.331	$9.779	$9.939	$8.730	$6.424	$10.399	$8.695
Accumulation Unit Value at end of period	$17.671	$17.476	$16.460	$15.306	$11.331	$9.779	$9.939	$8.730	$6.424	$10.399
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.127	$16.156	$15.046	$11.155	$9.642	$9.814	$8.633	$6.362	$10.315	$8.637
Accumulation Unit Value at end of period	$17.293	$17.127	$16.156	$15.046	$11.155	$9.642	$9.814	$8.633	$6.362	$10.315
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.127	$16.156	$15.046	$11.155	$9.642	$9.814	$8.633	$6.362	$10.315	$8.637
Accumulation Unit Value at end of period	$17.293	$17.127	$16.156	$15.046	$11.155	$9.642	$9.814	$8.633	$6.362	$10.315
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481
Accumulation Unit Value at end of period	$16.728	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	7	5	6	6	8	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$—	$—
Accumulation Unit Value at end of period	$10.956	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	312	422	482	629	282	298	377	359	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141	$9.985	$8.386
Accumulation Unit Value at end of period	$16.294	$16.186	$15.315	$14.305	$10.638	$9.222	$9.415	$8.307	$6.141	$9.985
Number of Accumulation Units outstanding at end of period (in thousands)	36	39	36	51	50	67	77	117	125	137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$—	$—
Accumulation Unit Value at end of period	$15.602	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	72	96	117	84	128	129	178	—	—

38

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.165	$10.714	$10.521	$10.151	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.461	$10.165	$10.714	$10.521	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.114	$10.682	$10.510	$10.149	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.381	$10.114	$10.682	$10.510	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.089	$10.666	$10.505	$10.147	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.341	$10.089	$10.666	$10.505	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.076	$10.658	$10.502	$10.146	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.321	$10.076	$10.658	$10.502	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.038	$10.634	$10.494	$10.144	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.262	$10.038	$10.634	$10.494	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.038	$10.634	$10.494	$10.144	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.262	$10.038	$10.634	$10.494	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.001	$10.610	$10.486	$10.142	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.203	$10.001	$10.610	$10.486	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	27	25	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.976	$10.593	$10.481	$10.141	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.163	$9.976	$10.593	$10.481	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	351	437	526	628	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.963	$10.585	$10.478	$10.140	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.144	$9.963	$10.585	$10.478	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	100	136	171	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.901	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.046	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	112	130	181	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459	$11.403
Accumulation Unit Value at end of period	$20.069	$18.658	$18.796	$17.094	$13.068	$11.070	$11.424	$10.381	$8.259	$12.459
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.110	$18.280	$16.658	$12.760	$10.830	$11.200	$10.198	$8.129	$12.288	$11.269
Accumulation Unit Value at end of period	$19.440	$18.110	$18.280	$16.658	$12.760	$10.830	$11.200	$10.198	$8.129	$12.288
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.787	$17.972	$16.393	$12.570	$10.680	$11.055	$10.076	$8.040	$12.166	$11.168
Accumulation Unit Value at end of period	$19.075	$17.787	$17.972	$16.393	$12.570	$10.680	$11.055	$10.076	$8.040	$12.166
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.675	$17.867	$16.306	$12.510	$10.634	$11.013	$10.043	$8.017	$12.138	$11.148
Accumulation Unit Value at end of period	$18.945	$17.675	$17.867	$16.306	$12.510	$10.634	$11.013	$10.043	$8.017	$12.138
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.322	$17.537	$16.029	$12.316	$10.484	$10.875	$9.931	$7.941	$12.039	$11.074
Accumulation Unit Value at end of period	$18.539	$17.322	$17.537	$16.029	$12.316	$10.484	$10.875	$9.931	$7.941	$12.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.322	$17.537	$16.029	$12.316	$10.484	$10.875	$9.931	$7.941	$12.039	$11.074
Accumulation Unit Value at end of period	$18.539	$17.322	$17.537	$16.029	$12.316	$10.484	$10.875	$9.931	$7.941	$12.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765
Accumulation Unit Value at end of period	$16.105	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601
Number of Accumulation Units outstanding at end of period (in thousands)	5	14	15	15	17	18	17	20	23	20
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$—	$—
Accumulation Unit Value at end of period	$15.662	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	459	538	640	812	1,177	1,512	1,888	2,162	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882	$10.466	$9.656
Accumulation Unit Value at end of period	$15.687	$14.702	$14.929	$13.686	$10.547	$9.006	$9.369	$8.582	$6.882	$10.466
Number of Accumulation Units outstanding at end of period (in thousands)	31	37	53	71	124	155	195	235	332	404
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$—	$—
Accumulation Unit Value at end of period	$15.021	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	146	167	213	278	419	596	800	1,051	—	—

40

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.197	$10.400	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.714	$10.197	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.178	$10.397	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.673	$10.178	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.169	$10.396	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.653	$10.169	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.164	$10.395	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.643	$10.164	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.150	$10.393	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.612	$10.150	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.150	$10.393	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.612	$10.150	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.136	$10.390	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.582	$10.136	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.127	$10.389	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.561	$10.127	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	75	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.122	$10.388	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.551	$10.122	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.099	$10.384	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.501	$10.099	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	26	—	—	—	—	—	—	—	—

41

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821	$6.270
Accumulation Unit Value at end of period	$10.047	$9.668	$9.330	$8.652	$6.343	$5.495	$5.903	$4.596	$3.273	$6.821
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.384	$9.074	$8.432	$6.193	$5.377	$5.787	$4.515	$3.221	$6.727	$6.196
Accumulation Unit Value at end of period	$9.732	$9.384	$9.074	$8.432	$6.193	$5.377	$5.787	$4.515	$3.221	$6.727
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.229	$8.933	$8.309	$6.109	$5.309	$5.719	$4.467	$3.190	$6.669	$6.149
Accumulation Unit Value at end of period	$9.562	$9.229	$8.933	$8.309	$6.109	$5.309	$5.719	$4.467	$3.190	$6.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.170	$8.881	$8.265	$6.079	$5.286	$5.698	$4.452	$3.181	$6.653	$6.137
Accumulation Unit Value at end of period	$9.496	$9.170	$8.881	$8.265	$6.079	$5.286	$5.698	$4.452	$3.181	$6.653
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.988	$8.717	$8.124	$5.985	$5.212	$5.626	$4.403	$3.151	$6.599	$6.097
Accumulation Unit Value at end of period	$9.293	$8.988	$8.717	$8.124	$5.985	$5.212	$5.626	$4.403	$3.151	$6.599
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	4	4	7
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.988	$8.717	$8.124	$5.985	$5.212	$5.626	$4.403	$3.151	$6.599	$6.097
Accumulation Unit Value at end of period	$9.293	$8.988	$8.717	$8.124	$5.985	$5.212	$5.626	$4.403	$3.151	$6.599
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	4	4	7
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.758	$8.507	$7.940	$5.859	$5.109	$5.523	$4.329	$3.102	$6.508	$6.022
Accumulation Unit Value at end of period	$9.042	$8.758	$8.507	$7.940	$5.859	$5.109	$5.523	$4.329	$3.102	$6.508
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	10	8	12	6	33	35
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$—	$—
Accumulation Unit Value at end of period	$9.611	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	176	236	273	362	433	517	666	764	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064	$6.437	$5.965
Accumulation Unit Value at end of period	$8.823	$8.559	$8.326	$7.783	$5.751	$5.023	$5.438	$4.269	$3.064	$6.437
Number of Accumulation Units outstanding at end of period (in thousands)	55	72	96	110	137	188	272	384	445	535
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$—	$—
Accumulation Unit Value at end of period	$8.470	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	142	182	217	273	372	518	606	—	—

42

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853	$15.611
Accumulation Unit Value at end of period	$30.009	$27.780	$28.585	$31.116	$22.197	$18.485	$20.797	$15.400	$9.527	$15.853
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.963	$27.799	$30.322	$21.673	$18.086	$20.388	$15.127	$9.377	$15.635	$15.428
Accumulation Unit Value at end of period	$29.068	$26.963	$27.799	$30.322	$21.673	$18.086	$20.388	$15.127	$9.377	$15.635
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.483	$27.331	$29.841	$21.351	$17.834	$20.125	$14.947	$9.275	$15.480	$15.290
Accumulation Unit Value at end of period	$28.521	$26.483	$27.331	$29.841	$21.351	$17.834	$20.125	$14.947	$9.275	$15.480
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.315	$27.172	$29.682	$21.248	$17.757	$20.048	$14.897	$9.248	$15.443	$15.261
Accumulation Unit Value at end of period	$28.326	$26.315	$27.172	$29.682	$21.248	$17.757	$20.048	$14.897	$9.248	$15.443
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.791	$26.670	$29.178	$20.918	$17.508	$19.796	$14.732	$9.160	$15.318	$15.161
Accumulation Unit Value at end of period	$27.720	$25.791	$26.670	$29.178	$20.918	$17.508	$19.796	$14.732	$9.160	$15.318
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.791	$26.670	$29.178	$20.918	$17.508	$19.796	$14.732	$9.160	$15.318	$15.161
Accumulation Unit Value at end of period	$27.720	$25.791	$26.670	$29.178	$20.918	$17.508	$19.796	$14.732	$9.160	$15.318
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.284	$24.114	$26.421	$18.970	$15.901	$18.007	$13.420	$8.357	$13.997	$13.873
Accumulation Unit Value at end of period	$24.988	$23.284	$24.114	$26.421	$18.970	$15.901	$18.007	$13.420	$8.357	$13.997
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	7	7	7	8	13	16
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$—	$—
Accumulation Unit Value at end of period	$16.252	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	259	295	354	455	650	814	977	1,240	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238	$13.819	$13.718
Accumulation Unit Value at end of period	$24.341	$22.714	$23.560	$25.852	$18.590	$15.606	$17.699	$13.210	$8.238	$13.819
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	29	35	48	70	78	92	124	163
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$—	$—
Accumulation Unit Value at end of period	$23.307	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	69	81	101	186	259	327	443	—	—

43

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.600	$10.521	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.442	$9.600	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.582	$10.518	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.406	$9.582	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.573	$10.516	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.388	$9.573	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.569	$10.515	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.379	$9.569	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.556	$10.513	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.352	$9.556	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.556	$10.513	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.352	$9.556	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.543	$10.511	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.325	$9.543	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.534	$10.509	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.307	$9.534	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	155	195	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.530	$10.508	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.299	$9.530	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.508	$10.504	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.254	$9.508	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	72	—	—	—	—	—	—	—	—

44

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072	$11.658
Accumulation Unit Value at end of period	$21.648	$20.099	$20.129	$18.440	$14.072	$12.114	$12.285	$10.701	$8.276	$13.072
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.668	$19.737	$18.117	$13.853	$11.950	$12.143	$10.598	$8.212	$12.998	$11.615
Accumulation Unit Value at end of period	$21.141	$19.668	$19.737	$18.117	$13.853	$11.950	$12.143	$10.598	$8.212	$12.998
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.456	$19.543	$17.957	$13.745	$11.868	$12.072	$10.547	$8.181	$12.961	$11.593
Accumulation Unit Value at end of period	$20.893	$19.456	$19.543	$17.957	$13.745	$11.868	$12.072	$10.547	$8.181	$12.961
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.351	$19.447	$17.878	$13.691	$11.828	$12.037	$10.522	$8.165	$12.943	$11.583
Accumulation Unit Value at end of period	$20.769	$19.351	$19.447	$17.878	$13.691	$11.828	$12.037	$10.522	$8.165	$12.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.039	$19.163	$17.643	$13.531	$11.707	$11.932	$10.445	$8.118	$12.888	$11.551
Accumulation Unit Value at end of period	$20.404	$19.039	$19.163	$17.643	$13.531	$11.707	$11.932	$10.445	$8.118	$12.888
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.039	$19.163	$17.643	$13.531	$11.707	$11.932	$10.445	$8.118	$12.888	$11.551
Accumulation Unit Value at end of period	$20.404	$19.039	$19.163	$17.643	$13.531	$11.707	$11.932	$10.445	$8.118	$12.888
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	5
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.731	$18.882	$17.410	$13.373	$11.587	$11.828	$10.370	$8.072	$12.833	$11.519
Accumulation Unit Value at end of period	$20.044	$18.731	$18.882	$17.410	$13.373	$11.587	$11.828	$10.370	$8.072	$12.833
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$—	$—
Accumulation Unit Value at end of period	$19.809	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	46	55	54	83	120	120	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025	$12.779	$11.487
Accumulation Unit Value at end of period	$19.692	$18.429	$18.605	$17.181	$13.217	$11.469	$11.725	$10.295	$8.025	$12.779
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	7	5	8	8	11	14	10	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$—	$—
Accumulation Unit Value at end of period	$19.117	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	8	9	15	11	14	26	—	—

45

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716	$10.382
Accumulation Unit Value at end of period	$14.957	$14.487	$14.669	$13.991	$14.272	$13.422	$12.694	$11.925	$10.364	$10.716
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	3	3	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.177	$14.384	$13.747	$14.051	$13.240	$12.547	$11.810	$10.285	$10.656	$10.344
Accumulation Unit Value at end of period	$14.608	$14.177	$14.384	$13.747	$14.051	$13.240	$12.547	$11.810	$10.285	$10.656
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	1	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.024	$14.244	$13.626	$13.942	$13.150	$12.474	$11.754	$10.246	$10.626	$10.325
Accumulation Unit Value at end of period	$14.436	$14.024	$14.244	$13.626	$13.942	$13.150	$12.474	$11.754	$10.246	$10.626
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.949	$14.174	$13.566	$13.887	$13.106	$12.438	$11.725	$10.226	$10.611	$10.316
Accumulation Unit Value at end of period	$14.351	$13.949	$14.174	$13.566	$13.887	$13.106	$12.438	$11.725	$10.226	$10.611
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.724	$13.967	$13.388	$13.726	$12.972	$12.330	$11.641	$10.168	$10.567	$10.288
Accumulation Unit Value at end of period	$14.099	$13.724	$13.967	$13.388	$13.726	$12.972	$12.330	$11.641	$10.168	$10.567
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	5	4	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.724	$13.967	$13.388	$13.726	$12.972	$12.330	$11.641	$10.168	$10.567	$10.288
Accumulation Unit Value at end of period	$14.099	$13.724	$13.967	$13.388	$13.726	$12.972	$12.330	$11.641	$10.168	$10.567
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	5	4	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.503	$13.763	$13.212	$13.566	$12.841	$12.223	$11.557	$10.110	$10.522	$10.260
Accumulation Unit Value at end of period	$13.852	$13.503	$13.763	$13.212	$13.566	$12.841	$12.223	$11.557	$10.110	$10.522
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	5	4	3	3	1	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$—	$—
Accumulation Unit Value at end of period	$13.689	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	839	1,047	1,236	1,677	780	773	921	914	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052	$10.478	$10.232
Accumulation Unit Value at end of period	$13.608	$13.286	$13.562	$13.039	$13.408	$12.710	$12.117	$11.474	$10.052	$10.478
Number of Accumulation Units outstanding at end of period (in thousands)	101	115	125	142	111	113	112	105	64	63
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$—	$—
Accumulation Unit Value at end of period	$13.212	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	318	342	407	481	303	336	367	320	—	—

46

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421	$15.908
Accumulation Unit Value at end of period	$24.212	$22.405	$22.703	$21.124	$17.914	$16.255	$16.125	$14.808	$12.666	$16.421
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	4	6	14	14	15	15
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.746	$22.080	$20.586	$17.492	$15.904	$15.808	$14.546	$12.467	$16.196	$15.720
Accumulation Unit Value at end of period	$23.453	$21.746	$22.080	$20.586	$17.492	$15.904	$15.808	$14.546	$12.467	$16.196
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	4	7	4	4	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.359	$21.708	$20.259	$17.232	$15.683	$15.604	$14.373	$12.331	$16.035	$15.580
Accumulation Unit Value at end of period	$23.012	$21.359	$21.708	$20.259	$17.232	$15.683	$15.604	$14.373	$12.331	$16.035
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.224	$21.582	$20.151	$17.149	$15.615	$15.544	$14.325	$12.296	$15.997	$15.551
Accumulation Unit Value at end of period	$22.855	$21.224	$21.582	$20.151	$17.149	$15.615	$15.544	$14.325	$12.296	$15.997
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.801	$21.183	$19.809	$16.883	$15.396	$15.349	$14.167	$12.178	$15.868	$15.448
Accumulation Unit Value at end of period	$22.366	$20.801	$21.183	$19.809	$16.883	$15.396	$15.349	$14.167	$12.178	$15.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	2	14	14	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.801	$21.183	$19.809	$16.883	$15.396	$15.349	$14.167	$12.178	$15.868	$15.448
Accumulation Unit Value at end of period	$22.366	$20.801	$21.183	$19.809	$16.883	$15.396	$15.349	$14.167	$12.178	$15.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	2	14	14	8
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281
Accumulation Unit Value at end of period	$20.368	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647
Number of Accumulation Units outstanding at end of period (in thousands)	57	58	61	64	69	81	84	93	106	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$—	$—
Accumulation Unit Value at end of period	$18.962	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,019	1,135	1,371	1,702	2,482	3,066	3,786	4,324	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065	$14.461	$14.121
Accumulation Unit Value at end of period	$19.841	$18.508	$18.904	$17.731	$15.157	$13.864	$13.863	$12.834	$11.065	$14.461
Number of Accumulation Units outstanding at end of period (in thousands)	193	225	260	345	473	627	872	1,348	1,626	2,115
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$—	$—
Accumulation Unit Value at end of period	$18.998	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	380	445	529	651	850	1,144	1,457	1,713	—	—

47

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931	$17.711
Accumulation Unit Value at end of period	$31.611	$27.972	$28.449	$25.989	$19.308	$16.766	$16.977	$15.367	$12.642	$18.931
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.272	$27.792	$25.440	$18.938	$16.477	$16.719	$15.163	$12.499	$18.755	$17.582
Accumulation Unit Value at end of period	$30.759	$27.272	$27.792	$25.440	$18.938	$16.477	$16.719	$15.163	$12.499	$18.755
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.929	$27.470	$25.170	$18.756	$16.335	$16.591	$15.062	$12.429	$18.668	$17.517
Accumulation Unit Value at end of period	$30.341	$26.929	$27.470	$25.170	$18.756	$16.335	$16.591	$15.062	$12.429	$18.668
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.759	$27.310	$25.036	$18.665	$16.265	$16.527	$15.012	$12.393	$18.624	$17.485
Accumulation Unit Value at end of period	$30.135	$26.759	$27.310	$25.036	$18.665	$16.265	$16.527	$15.012	$12.393	$18.624
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.255	$26.836	$24.639	$18.396	$16.054	$16.338	$14.863	$12.288	$18.494	$17.389
Accumulation Unit Value at end of period	$29.523	$26.255	$26.836	$24.639	$18.396	$16.054	$16.338	$14.863	$12.288	$18.494
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.255	$26.836	$24.639	$18.396	$16.054	$16.338	$14.863	$12.288	$18.494	$17.389
Accumulation Unit Value at end of period	$29.523	$26.255	$26.836	$24.639	$18.396	$16.054	$16.338	$14.863	$12.288	$18.494
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.761	$26.371	$24.247	$18.131	$15.847	$16.152	$14.715	$12.184	$18.365	$17.294
Accumulation Unit Value at end of period	$28.924	$25.761	$26.371	$24.247	$18.131	$15.847	$16.152	$14.715	$12.184	$18.365
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$—	$—
Accumulation Unit Value at end of period	$28.531	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	252	314	366	471	584	658	800	870	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081	$18.237	$17.199
Accumulation Unit Value at end of period	$28.337	$25.276	$25.913	$23.862	$17.870	$15.642	$15.967	$14.568	$12.081	$18.237
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	32	37	46	59	55	76	98	97
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$—	$—
Accumulation Unit Value at end of period	$27.385	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	84	90	106	139	152	210	233	316	—	—

48

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.867	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.505	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.863	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.497	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.861	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.493	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.860	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.491	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.858	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.485	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.858	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.485	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.855	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.478	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.853	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.474	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.852	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.472	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.848	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.462	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

49

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.814	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.910	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.810	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.902	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.808	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.898	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.807	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.896	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.805	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.891	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.805	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.891	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.802	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.885	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.881	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.799	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.879	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.795	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

50

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.878	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.040	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.875	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.032	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.873	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.028	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.872	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.026	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.020	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.020	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.867	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.014	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.865	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.010	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.864	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.008	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.860	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.998	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

51

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.010	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.006	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.792	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.004	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.789	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.003	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.787	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.781	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.781	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.998	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.775	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.771	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.995	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.769	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.990	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

52

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104	$24.325
Accumulation Unit Value at end of period	$22.882	$19.611	$24.570	$26.988	$27.447	$24.434	$29.251	$25.062	$14.598	$31.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.034	$23.895	$26.299	$26.800	$23.906	$28.677	$24.619	$14.368	$30.676	$24.039
Accumulation Unit Value at end of period	$22.164	$19.034	$23.895	$26.299	$26.800	$23.906	$28.677	$24.619	$14.368	$30.676
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.695	$23.493	$25.882	$26.402	$23.574	$28.307	$24.325	$14.211	$30.372	$23.824
Accumulation Unit Value at end of period	$21.747	$18.695	$23.493	$25.882	$26.402	$23.574	$28.307	$24.325	$14.211	$30.372
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.576	$23.356	$25.744	$26.274	$23.472	$28.199	$24.244	$14.171	$30.301	$23.780
Accumulation Unit Value at end of period	$21.599	$18.576	$23.356	$25.744	$26.274	$23.472	$28.199	$24.244	$14.171	$30.301
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.206	$22.925	$25.307	$25.867	$23.143	$27.845	$23.976	$14.035	$30.056	$23.623
Accumulation Unit Value at end of period	$21.137	$18.206	$22.925	$25.307	$25.867	$23.143	$27.845	$23.976	$14.035	$30.056
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.206	$22.925	$25.307	$25.867	$23.143	$27.845	$23.976	$14.035	$30.056	$23.623
Accumulation Unit Value at end of period	$21.137	$18.206	$22.925	$25.307	$25.867	$23.143	$27.845	$23.976	$14.035	$30.056
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343
Accumulation Unit Value at end of period	$17.931	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	7	7	7	8	8	20	25
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$—	$—
Accumulation Unit Value at end of period	$21.228	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	106	131	165	241	296	376	414	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879	$25.516	$20.115
Accumulation Unit Value at end of period	$17.466	$15.089	$19.058	$21.101	$21.633	$19.413	$23.427	$20.233	$11.879	$25.516
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	22	25	30	44	68	99	90	152
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$—	$—
Accumulation Unit Value at end of period	$16.725	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	67	71	114	138	176	193	—	—

53

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997	$14.862
Accumulation Unit Value at end of period	$15.994	$15.065	$16.265	$18.477	$15.169	$12.952	$14.632	$13.626	$10.038	$16.997
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	3	4	4	4	4
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.622	$15.818	$18.006	$14.812	$12.672	$14.345	$13.385	$9.880	$16.763	$14.687
Accumulation Unit Value at end of period	$15.492	$14.622	$15.818	$18.006	$14.812	$12.672	$14.345	$13.385	$9.880	$16.763
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	5	4	2	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.362	$15.552	$17.720	$14.591	$12.496	$14.159	$13.226	$9.772	$16.597	$14.555
Accumulation Unit Value at end of period	$15.201	$14.362	$15.552	$17.720	$14.591	$12.496	$14.159	$13.226	$9.772	$16.597
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.271	$15.461	$17.626	$14.521	$12.442	$14.105	$13.182	$9.744	$16.558	$14.529
Accumulation Unit Value at end of period	$15.097	$14.271	$15.461	$17.626	$14.521	$12.442	$14.105	$13.182	$9.744	$16.558
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.986	$15.176	$17.327	$14.296	$12.268	$13.928	$13.036	$9.651	$16.424	$14.433
Accumulation Unit Value at end of period	$14.774	$13.986	$15.176	$17.327	$14.296	$12.268	$13.928	$13.036	$9.651	$16.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	3	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.986	$15.176	$17.327	$14.296	$12.268	$13.928	$13.036	$9.651	$16.424	$14.433
Accumulation Unit Value at end of period	$14.774	$13.986	$15.176	$17.327	$14.296	$12.268	$13.928	$13.036	$9.651	$16.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	2	3	6
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.147	$14.287	$16.335	$13.498	$11.601	$13.191	$12.364	$9.168	$15.625	$13.751
Accumulation Unit Value at end of period	$13.866	$13.147	$14.287	$16.335	$13.498	$11.601	$13.191	$12.364	$9.168	$15.625
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	2	5	5	6	9	13	16
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$—	$—
Accumulation Unit Value at end of period	$13.059	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	514	629	721	870	1,051	1,310	1,625	1,877	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426	$13.597
Accumulation Unit Value at end of period	$13.507	$12.825	$13.958	$15.984	$13.227	$11.385	$12.965	$12.171	$9.038	$15.426
Number of Accumulation Units outstanding at end of period (in thousands)	40	48	52	59	85	121	164	268	327	437
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$—	$—
Accumulation Unit Value at end of period	$12.934	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	199	230	260	293	403	543	700	825	—	—

54

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732	$17.491
Accumulation Unit Value at end of period	$19.404	$17.870	$19.292	$20.040	$15.465	$12.896	$13.995	$13.156	$10.131	$17.732
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	3	3	3	3
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.344	$18.762	$19.529	$15.100	$12.617	$13.720	$12.923	$9.971	$17.489	$17.285
Accumulation Unit Value at end of period	$18.795	$17.344	$18.762	$19.529	$15.100	$12.617	$13.720	$12.923	$9.971	$17.489
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	3	4	4	4	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.035	$18.446	$19.219	$14.876	$12.442	$13.543	$12.769	$9.862	$17.315	$17.130
Accumulation Unit Value at end of period	$18.442	$17.035	$18.446	$19.219	$14.876	$12.442	$13.543	$12.769	$9.862	$17.315
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.927	$18.339	$19.117	$14.804	$12.388	$13.491	$12.727	$9.834	$17.274	$17.099
Accumulation Unit Value at end of period	$18.316	$16.927	$18.339	$19.117	$14.804	$12.388	$13.491	$12.727	$9.834	$17.274
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.590	$18.000	$18.792	$14.574	$12.214	$13.322	$12.586	$9.740	$17.135	$16.986
Accumulation Unit Value at end of period	$17.924	$16.590	$18.000	$18.792	$14.574	$12.214	$13.322	$12.586	$9.740	$17.135
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.590	$18.000	$18.792	$14.574	$12.214	$13.322	$12.586	$9.740	$17.135	$16.986
Accumulation Unit Value at end of period	$17.924	$16.590	$18.000	$18.792	$14.574	$12.214	$13.322	$12.586	$9.740	$17.135
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789
Accumulation Unit Value at end of period	$16.412	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	6	6	7	7	7	8	22	26
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$—	$—
Accumulation Unit Value at end of period	$15.938	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	759	915	1,121	1,364	1,931	2,394	3,127	3,809	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899	$15.701	$15.612
Accumulation Unit Value at end of period	$15.987	$14.842	$16.151	$16.913	$13.156	$11.059	$12.098	$11.464	$8.899	$15.701
Number of Accumulation Units outstanding at end of period (in thousands)	105	131	151	206	265	344	464	612	853	1,264
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$—	$—
Accumulation Unit Value at end of period	$15.308	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	225	272	332	402	493	689	875	1,050	—	—

55

Series III

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576	$14.743
Accumulation Unit Value at end of period	$24.149	$22.261	$22.141	$21.187	$17.275	$14.995	$14.929	$13.383	$10.886	$15.576
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	11	11	13	20	28	32	20
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.907	$19.840	$19.023	$15.542	$13.517	$13.485	$12.113	$9.873	$14.154	$13.424
Accumulation Unit Value at end of period	$21.553	$19.907	$19.840	$19.023	$15.542	$13.517	$13.485	$12.113	$9.873	$14.154
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.743	$21.691	$20.819	$17.026	$14.823	$14.803	$13.309	$10.859	$15.583	$14.794
Accumulation Unit Value at end of period	$23.517	$21.743	$21.691	$20.819	$17.026	$14.823	$14.803	$13.309	$10.859	$15.583
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	3	4	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500	$13.063	$10.679	$15.357	$14.608
Accumulation Unit Value at end of period	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500	$13.063	$10.679	$15.357
Number of Accumulation Units outstanding at end of period (in thousands)	1,092	1,319	1,795	2,137	2,817	3,385	3,878	4,086	4,611	4,853
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500	$13.063	$10.679	$15.357	$14.608
Accumulation Unit Value at end of period	$22.762	$21.087	$21.078	$20.271	$16.611	$14.491	$14.500	$13.063	$10.679	$15.357
Number of Accumulation Units outstanding at end of period (in thousands)	1,092	1,319	1,795	2,137	2,817	3,385	3,878	4,086	4,611	4,853
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.762	$18.801	$18.126	$14.891	$13.023	$13.063	$11.798	$9.670	$—	$—
Accumulation Unit Value at end of period	$20.201	$18.762	$18.801	$18.126	$14.891	$13.023	$13.063	$11.798	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	57	82	88	101	115	122	134	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202
Accumulation Unit Value at end of period	$19.962	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836
Number of Accumulation Units outstanding at end of period (in thousands)	577	637	724	953	1,180	1,527	1,715	1,909	2,218	2,717
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$9.636	$—	$—
Accumulation Unit Value at end of period	$19.654	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	135	186	224	299	438	512	680	885	—	—

56

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248	$1.233
Accumulation Unit Value at end of period	$2.105	$1.788	$1.858	$1.624	$1.232	$1.091	$1.110	$0.997	$0.786	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	115	128	154	190	298	346	270	230	263	192
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.736	$1.807	$1.583	$1.203	$1.067	$1.088	$0.979	$0.773	$1.231	$1.219
Accumulation Unit Value at end of period	$2.039	$1.736	$1.807	$1.583	$1.203	$1.067	$1.088	$0.979	$0.773	$1.231
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	9	9	9	9	9	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.742	$1.815	$1.592	$1.211	$1.075	$1.098	$0.989	$0.781	$1.245	$1.234
Accumulation Unit Value at end of period	$2.044	$1.742	$1.815	$1.592	$1.211	$1.075	$1.098	$0.989	$0.781	$1.245
Number of Accumulation Units outstanding at end of period (in thousands)	109	119	124	150	135	118	127	182	194	97
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078	$0.973	$0.771	$1.230	$1.222
Accumulation Unit Value at end of period	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078	$0.973	$0.771	$1.230
Number of Accumulation Units outstanding at end of period (in thousands)	6,412	6,922	8,928	10,115	13,860	16,931	18,542	20,077	21,874	21,965
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078	$0.973	$0.771	$1.230	$1.222
Accumulation Unit Value at end of period	$1.984	$1.694	$1.769	$1.554	$1.184	$1.054	$1.078	$0.973	$0.771	$1.230
Number of Accumulation Units outstanding at end of period (in thousands)	6,412	6,922	8,928	10,115	13,860	16,931	18,542	20,077	21,874	21,965
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.632	$1.709	$1.505	$1.150	$1.026	$1.052	$0.952	$0.756	$—	$—
Accumulation Unit Value at end of period	$1.907	$1.632	$1.709	$1.505	$1.150	$1.026	$1.052	$0.952	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	297	305	318	321	331	330	345	418	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201
Accumulation Unit Value at end of period	$1.892	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205
Number of Accumulation Units outstanding at end of period (in thousands)	2,803	3,110	3,688	4,564	5,334	7,376	9,486	10,780	12,482	15,599
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$0.739	$—	$—
Accumulation Unit Value at end of period	$1.820	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	625	735	964	1,444	2,437	2,977	4,220	5,357	—	—

57

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766	$14.413
Accumulation Unit Value at end of period	$17.669	$17.310	$17.410	$16.679	$17.192	$16.455	$15.641	$14.819	$13.273	$14.766
Number of Accumulation Units outstanding at end of period (in thousands)	69	72	78	89	74	77	85	81	68	28
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.516	$16.644	$15.977	$16.502	$15.825	$15.072	$14.309	$12.842	$14.315	$14.001
Accumulation Unit Value at end of period	$16.824	$16.516	$16.644	$15.977	$16.502	$15.825	$15.072	$14.309	$12.842	$14.315
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.908	$17.057	$16.389	$16.944	$16.266	$15.508	$14.737	$13.239	$14.773	$14.463
Accumulation Unit Value at end of period	$17.207	$16.908	$17.057	$16.389	$16.944	$16.266	$15.508	$14.737	$13.239	$14.773
Number of Accumulation Units outstanding at end of period (in thousands)	31	32	34	33	29	24	25	24	21	8
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191	$14.465	$13.020	$14.558	$14.281
Accumulation Unit Value at end of period	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191	$14.465	$13.020	$14.558
Number of Accumulation Units outstanding at end of period (in thousands)	2,303	2,603	3,230	4,234	3,471	3,785	4,248	4,384	4,413	4,138
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191	$14.465	$13.020	$14.558	$14.281
Accumulation Unit Value at end of period	$16.654	$16.397	$16.575	$15.958	$16.532	$15.902	$15.191	$14.465	$13.020	$14.558
Number of Accumulation Units outstanding at end of period (in thousands)	2,303	2,603	3,230	4,234	3,471	3,785	4,248	4,384	4,413	4,138
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.565	$15.773	$15.224	$15.811	$15.246	$14.601	$13.938	$12.578	$—	$—
Accumulation Unit Value at end of period	$15.769	$15.565	$15.773	$15.224	$15.811	$15.246	$14.601	$13.938	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	38	40	41	50	65	66	73	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769
Accumulation Unit Value at end of period	$15.582	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994
Number of Accumulation Units outstanding at end of period (in thousands)	545	617	738	959	1,166	1,373	1,644	1,967	1,901	2,156
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$11.826	$—	$—
Accumulation Unit Value at end of period	$14.476	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	103	123	154	219	393	386	515	624	—	—

58

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067	$10.219
Accumulation Unit Value at end of period	$13.233	$12.993	$13.659	$13.587	$14.066	$13.358	$12.887	$12.351	$11.356	$11.067
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	24	33	31	34	39	42	32	33
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.755	$13.436	$13.392	$13.891	$13.219	$12.779	$12.271	$11.305	$11.040	$10.214
Accumulation Unit Value at end of period	$12.964	$12.755	$13.436	$13.392	$13.891	$13.219	$12.779	$12.271	$11.305	$11.040
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.638	$13.326	$13.295	$13.805	$13.150	$12.725	$12.232	$11.280	$11.026	$10.212
Accumulation Unit Value at end of period	$12.832	$12.638	$13.326	$13.295	$13.805	$13.150	$12.725	$12.232	$11.280	$11.026
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	3	2	3	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617	$12.153	$11.229	$10.999	$10.207
Accumulation Unit Value at end of period	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617	$12.153	$11.229	$10.999
Number of Accumulation Units outstanding at end of period (in thousands)	481	545	800	1,017	1,461	1,586	1,591	1,607	1,775	709
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617	$12.153	$11.229	$10.999	$10.207
Accumulation Unit Value at end of period	$12.572	$12.406	$13.108	$13.104	$13.633	$13.013	$12.617	$12.153	$11.229	$10.999
Number of Accumulation Units outstanding at end of period (in thousands)	481	545	800	1,017	1,461	1,586	1,591	1,607	1,775	709
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.123	$12.840	$12.869	$13.422	$12.843	$12.484	$12.055	$11.167	$—	$—
Accumulation Unit Value at end of period	$12.254	$12.123	$12.840	$12.869	$13.422	$12.843	$12.484	$12.055	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	5	2	7	8	7	5	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199
Accumulation Unit Value at end of period	$12.192	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958
Number of Accumulation Units outstanding at end of period (in thousands)	99	106	145	205	291	362	390	430	397	225
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$11.092	$—	$—
Accumulation Unit Value at end of period	$11.884	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	31	41	70	108	124	155	163	—	—

59

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246	$10.961
Accumulation Unit Value at end of period	$15.983	$15.016	$15.350	$14.655	$12.062	$10.348	$10.969	$9.896	$7.143	$12.246
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	30	41	59	76	85	90	95	61
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.727	$15.084	$14.430	$11.900	$10.230	$10.865	$9.822	$7.104	$12.203	$10.945
Accumulation Unit Value at end of period	$15.643	$14.727	$15.084	$14.430	$11.900	$10.230	$10.865	$9.822	$7.104	$12.203
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.584	$14.953	$14.319	$11.821	$10.171	$10.814	$9.786	$7.085	$12.182	$10.937
Accumulation Unit Value at end of period	$15.476	$14.584	$14.953	$14.319	$11.821	$10.171	$10.814	$9.786	$7.085	$12.182
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	11	11	17	20	17	16	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712	$9.713	$7.046	$12.140	$10.921
Accumulation Unit Value at end of period	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712	$9.713	$7.046	$12.140
Number of Accumulation Units outstanding at end of period (in thousands)	754	879	1,140	1,482	2,392	2,796	3,098	3,393	3,664	2,980
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712	$9.713	$7.046	$12.140	$10.921
Accumulation Unit Value at end of period	$15.147	$14.302	$14.694	$14.099	$11.662	$10.055	$10.712	$9.713	$7.046	$12.140
Number of Accumulation Units outstanding at end of period (in thousands)	754	879	1,140	1,482	2,392	2,796	3,098	3,393	3,664	2,980
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.958	$14.376	$13.828	$11.467	$9.912	$10.586	$9.622	$6.998	$—	$—
Accumulation Unit Value at end of period	$14.746	$13.958	$14.376	$13.828	$11.467	$9.912	$10.586	$9.622	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	3	3	1	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897
Accumulation Unit Value at end of period	$14.667	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076
Number of Accumulation Units outstanding at end of period (in thousands)	174	204	245	305	364	462	522	566	543	587
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$6.941	$—	$—
Accumulation Unit Value at end of period	$14.278	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	33	56	87	112	156	172	—	—

60

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061	$15.860
Accumulation Unit Value at end of period	$26.031	$26.092	$24.607	$24.256	$18.938	$15.583	$17.249	$15.568	$11.033	$18.061
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	9	10	11	12	12	12	11
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.606	$24.198	$23.900	$18.697	$15.416	$17.098	$15.463	$10.981	$18.011	$15.848
Accumulation Unit Value at end of period	$25.496	$25.606	$24.198	$23.900	$18.697	$15.416	$17.098	$15.463	$10.981	$18.011
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.485	$24.107	$23.835	$18.664	$15.405	$17.103	$15.482	$11.005	$18.069	$15.915
Accumulation Unit Value at end of period	$25.350	$25.485	$24.107	$23.835	$18.664	$15.405	$17.103	$15.482	$11.005	$18.069
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	6	7	13	14	15	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753	$15.196	$10.823	$17.807	$15.715
Accumulation Unit Value at end of period	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753	$15.196	$10.823	$17.807
Number of Accumulation Units outstanding at end of period (in thousands)	351	425	529	695	953	1,086	1,202	1,294	1,395	1,326
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753	$15.196	$10.823	$17.807	$15.715
Accumulation Unit Value at end of period	$24.535	$24.715	$23.426	$23.208	$18.210	$15.059	$16.753	$15.196	$10.823	$17.807
Number of Accumulation Units outstanding at end of period (in thousands)	351	425	529	695	953	1,086	1,202	1,294	1,395	1,326
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$—	$—
Accumulation Unit Value at end of period	$23.897	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	18	19	19	21	24	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585
Accumulation Unit Value at end of period	$23.614	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607
Number of Accumulation Units outstanding at end of period (in thousands)	140	151	185	220	301	388	496	600	673	778
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$8.163	$—	$—
Accumulation Unit Value at end of period	$17.707	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	49	65	87	119	148	218	327	—	—

61

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254	$20.144
Accumulation Unit Value at end of period	$26.421	$26.099	$26.252	$25.926	$20.383	$17.395	$21.698	$17.876	$11.177	$24.254
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	8	10	11	13	13	12
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.970	$27.182	$26.898	$21.190	$18.120	$22.647	$18.695	$11.713	$25.467	$21.194
Accumulation Unit Value at end of period	$27.248	$26.970	$27.182	$26.898	$21.190	$18.120	$22.647	$18.695	$11.713	$25.467
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.492	$25.719	$25.475	$20.089	$17.195	$21.513	$17.777	$11.149	$24.265	$20.214
Accumulation Unit Value at end of period	$25.729	$25.492	$25.719	$25.475	$20.089	$17.195	$21.513	$17.777	$11.149	$24.265
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	3	2	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073	$17.449	$10.965	$23.912	$19.960
Accumulation Unit Value at end of period	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073	$17.449	$10.965	$23.912
Number of Accumulation Units outstanding at end of period (in thousands)	247	295	379	516	593	699	839	944	906	902
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073	$17.449	$10.965	$23.912	$19.960
Accumulation Unit Value at end of period	$24.903	$24.722	$24.992	$24.805	$19.600	$16.810	$21.073	$17.449	$10.965	$23.912
Number of Accumulation Units outstanding at end of period (in thousands)	247	295	379	516	593	699	839	944	906	902
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$—	$—
Accumulation Unit Value at end of period	$25.539	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	2	3	5	7	8	15	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843
Accumulation Unit Value at end of period	$25.236	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896
Number of Accumulation Units outstanding at end of period (in thousands)	85	94	113	132	184	222	277	301	326	406
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$8.282	$—	$—
Accumulation Unit Value at end of period	$18.001	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	24	35	43	57	85	192	236	—	—

62

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813	$15.093
Accumulation Unit Value at end of period	$26.912	$24.790	$23.397	$21.746	$16.857	$14.421	$15.194	$12.912	$9.341	$16.813
Number of Accumulation Units outstanding at end of period (in thousands)	29	32	37	43	51	62	67	72	74	56
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.260	$21.997	$20.486	$15.912	$13.640	$14.400	$12.261	$8.888	$16.031	$14.419
Accumulation Unit Value at end of period	$25.201	$23.260	$21.997	$20.486	$15.912	$13.640	$14.400	$12.261	$8.888	$16.031
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	4	4	4	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.213	$22.921	$21.368	$16.614	$14.256	$15.065	$12.840	$9.317	$16.821	$15.146
Accumulation Unit Value at end of period	$26.207	$24.213	$22.921	$21.368	$16.614	$14.256	$15.065	$12.840	$9.317	$16.821
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	18	19	22	23	22	22	23	21
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757	$12.603	$9.163	$16.576	$14.955
Accumulation Unit Value at end of period	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757	$12.603	$9.163	$16.576
Number of Accumulation Units outstanding at end of period (in thousands)	2,845	3,436	4,485	5,898	8,760	10,178	11,618	12,649	13,570	12,565
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757	$12.603	$9.163	$16.576	$14.955
Accumulation Unit Value at end of period	$25.365	$23.482	$22.273	$20.806	$16.209	$13.936	$14.757	$12.603	$9.163	$16.576
Number of Accumulation Units outstanding at end of period (in thousands)	2,845	3,436	4,485	5,898	8,760	10,178	11,618	12,649	13,570	12,565
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$—	$—
Accumulation Unit Value at end of period	$23.620	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	102	114	120	141	170	194	214	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181
Accumulation Unit Value at end of period	$23.341	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671
Number of Accumulation Units outstanding at end of period (in thousands)	1,089	1,227	1,552	1,942	2,509	3,124	3,760	4,365	4,925	5,517
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$5.919	$—	$—
Accumulation Unit Value at end of period	$15.680	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	287	389	504	735	1,188	1,412	2,089	2,593	—	—

63

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494	$15.837
Accumulation Unit Value at end of period	$26.766	$24.205	$24.062	$21.935	$16.571	$14.225	$14.614	$13.227	$10.165	$16.494
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	34	42	53	63	80	84	85	65
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.988	$20.905	$19.095	$14.454	$12.433	$12.799	$11.608	$8.938	$14.533	$13.981
Accumulation Unit Value at end of period	$23.161	$20.988	$20.905	$19.095	$14.454	$12.433	$12.799	$11.608	$8.938	$14.533
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	4	4	4	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.642	$23.573	$21.553	$16.331	$14.062	$14.490	$13.154	$10.139	$16.502	$15.892
Accumulation Unit Value at end of period	$26.065	$23.642	$23.573	$21.553	$16.331	$14.062	$14.490	$13.154	$10.139	$16.502
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	11	13	17	19	19	15
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194	$12.911	$9.971	$16.262	$15.692
Accumulation Unit Value at end of period	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194	$12.911	$9.971	$16.262
Number of Accumulation Units outstanding at end of period (in thousands)	2,667	3,184	4,139	5,537	8,158	9,685	10,835	11,645	12,552	11,554
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194	$12.911	$9.971	$16.262	$15.692
Accumulation Unit Value at end of period	$25.227	$22.928	$22.907	$20.986	$15.934	$13.747	$14.194	$12.911	$9.971	$16.262
Number of Accumulation Units outstanding at end of period (in thousands)	2,667	3,184	4,139	5,537	8,158	9,685	10,835	11,645	12,552	11,554
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$—	$—
Accumulation Unit Value at end of period	$21.709	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	150	161	172	191	222	254	282	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750
Accumulation Unit Value at end of period	$21.452	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207
Number of Accumulation Units outstanding at end of period (in thousands)	1,069	1,195	1,498	1,910	2,513	3,189	3,772	4,420	5,153	5,872
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$8.651	$—	$—
Accumulation Unit Value at end of period	$20.944	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	232	316	403	575	922	1,069	1,319	1,655	—	—

64

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715	$15.726
Accumulation Unit Value at end of period	$18.277	$17.805	$18.808	$19.485	$16.156	$13.819	$16.200	$15.236	$10.740	$18.715
Number of Accumulation Units outstanding at end of period (in thousands)	36	37	38	38	35	39	37	41	36	15
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.245	$19.312	$20.047	$16.656	$14.275	$16.767	$15.801	$11.161	$19.488	$16.408
Accumulation Unit Value at end of period	$18.692	$18.245	$19.312	$20.047	$16.656	$14.275	$16.767	$15.801	$11.161	$19.488
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.390	$18.425	$19.147	$15.923	$13.661	$16.062	$15.152	$10.713	$18.724	$15.781
Accumulation Unit Value at end of period	$17.799	$17.390	$18.425	$19.147	$15.923	$13.661	$16.062	$15.152	$10.713	$18.724
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	14	14	17	14	11	13	14	12
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734	$14.872	$10.536	$18.452	$15.583
Accumulation Unit Value at end of period	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734	$14.872	$10.536	$18.452
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,228	1,572	1,986	2,618	3,099	3,461	3,640	4,004	3,850
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734	$14.872	$10.536	$18.452	$15.583
Accumulation Unit Value at end of period	$17.227	$16.865	$17.905	$18.643	$15.535	$13.355	$15.734	$14.872	$10.536	$18.452
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,228	1,572	1,986	2,618	3,099	3,461	3,640	4,004	3,850
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$—	$—
Accumulation Unit Value at end of period	$17.519	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	12	23	26	35	45	60	67	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137
Accumulation Unit Value at end of period	$17.312	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051
Number of Accumulation Units outstanding at end of period (in thousands)	300	335	393	498	739	906	1,041	1,188	1,432	1,686
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$8.148	$—	$—
Accumulation Unit Value at end of period	$12.749	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	111	128	172	238	296	408	483	—	—

65

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846	$23.530
Accumulation Unit Value at end of period	$30.807	$29.518	$30.737	$33.648	$30.468	$26.080	$30.566	$26.153	$17.625	$30.846
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	5	7	7	7	7
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.143	$28.320	$31.064	$28.185	$24.174	$28.389	$24.338	$16.435	$28.822	$22.030
Accumulation Unit Value at end of period	$28.272	$27.143	$28.320	$31.064	$28.185	$24.174	$28.389	$24.338	$16.435	$28.822
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.832	$30.112	$33.063	$30.029	$25.781	$30.307	$26.008	$17.580	$30.861	$23.612
Accumulation Unit Value at end of period	$30.001	$28.832	$30.112	$33.063	$30.029	$25.781	$30.307	$26.008	$17.580	$30.861
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	4	4	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687	$25.527	$17.290	$30.412	$23.315
Accumulation Unit Value at end of period	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687	$25.527	$17.290	$30.412
Number of Accumulation Units outstanding at end of period (in thousands)	194	235	286	378	552	639	775	776	787	775
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687	$25.527	$17.290	$30.412	$23.315
Accumulation Unit Value at end of period	$29.037	$27.961	$29.261	$32.193	$29.297	$25.204	$29.687	$25.527	$17.290	$30.412
Number of Accumulation Units outstanding at end of period (in thousands)	194	235	286	378	552	639	775	776	787	775
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.581	$26.837	$29.600	$27.005	$23.290	$27.501	$23.707	$16.097	$—	$—
Accumulation Unit Value at end of period	$26.498	$25.581	$26.837	$29.600	$27.005	$23.290	$27.501	$23.707	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	6	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665
Accumulation Unit Value at end of period	$26.184	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176
Number of Accumulation Units outstanding at end of period (in thousands)	44	58	80	99	147	186	220	237	236	288
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$14.832	$—	$—
Accumulation Unit Value at end of period	$23.837	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	19	23	43	59	120	137	—	—

66

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444	$10.978
Accumulation Unit Value at end of period	$17.718	$18.400	$17.781	$16.901	$12.398	$11.444	$12.124	$10.523	$7.982	$12.444
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	4
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.006	$17.435	$16.605	$12.205	$11.288	$11.983	$10.422	$7.921	$12.374	$10.938
Accumulation Unit Value at end of period	$17.303	$18.006	$17.435	$16.605	$12.205	$11.288	$11.983	$10.422	$7.921	$12.374
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.812	$17.264	$16.459	$12.110	$11.211	$11.913	$10.372	$7.890	$12.339	$10.918
Accumulation Unit Value at end of period	$17.100	$17.812	$17.264	$16.459	$12.110	$11.211	$11.913	$10.372	$7.890	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775	$10.272	$7.830	$12.269	$10.878
Accumulation Unit Value at end of period	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775	$10.272	$7.830	$12.269
Number of Accumulation Units outstanding at end of period (in thousands)	127	142	177	220	384	415	435	457	476	461
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775	$10.272	$7.830	$12.269	$10.878
Accumulation Unit Value at end of period	$16.700	$17.430	$16.928	$16.171	$11.922	$11.059	$11.775	$10.272	$7.830	$12.269
Number of Accumulation Units outstanding at end of period (in thousands)	127	142	177	220	384	415	435	457	476	461
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.964	$16.517	$15.817	$11.690	$10.872	$11.605	$10.148	$7.755	$—	$—
Accumulation Unit Value at end of period	$16.213	$16.964	$16.517	$15.817	$11.690	$10.872	$11.605	$10.148	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818
Accumulation Unit Value at end of period	$16.117	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165
Number of Accumulation Units outstanding at end of period (in thousands)	24	40	45	48	61	75	83	83	77	148
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$7.666	$—	$—
Accumulation Unit Value at end of period	$15.647	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	19	31	25	33	33	—	—

67

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396	$15.937
Accumulation Unit Value at end of period	$23.783	$21.037	$22.826	$22.005	$19.478	$17.438	$17.177	$15.375	$11.436	$16.396
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	33	46	55	61	74	87	95	73
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.459	$22.244	$21.487	$19.057	$17.095	$16.873	$15.134	$11.279	$16.203	$15.781
Accumulation Unit Value at end of period	$23.084	$20.459	$22.244	$21.487	$19.057	$17.095	$16.873	$15.134	$11.279	$16.203
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	5	5	5	5	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.469	$22.277	$21.541	$19.124	$17.172	$16.966	$15.232	$11.363	$16.341	$15.932
Accumulation Unit Value at end of period	$23.073	$20.469	$22.277	$21.541	$19.124	$17.172	$16.966	$15.232	$11.363	$16.341
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	6	9	13	13	13	8
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683	$15.008	$11.218	$16.165	$15.791
Accumulation Unit Value at end of period	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683	$15.008	$11.218	$16.165
Number of Accumulation Units outstanding at end of period (in thousands)	3,827	4,643	6,058	8,033	12,649	14,851	16,884	18,493	20,312	20,982
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683	$15.008	$11.218	$16.165	$15.791
Accumulation Unit Value at end of period	$22.417	$19.927	$21.731	$21.054	$18.729	$16.852	$16.683	$15.008	$11.218	$16.165
Number of Accumulation Units outstanding at end of period (in thousands)	3,827	4,643	6,058	8,033	12,649	14,851	16,884	18,493	20,312	20,982
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.248	$21.043	$20.439	$18.227	$16.441	$16.317	$14.715	$11.027	$—	$—
Accumulation Unit Value at end of period	$21.599	$19.248	$21.043	$20.439	$18.227	$16.441	$16.317	$14.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	20	22	29	20	23	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564
Accumulation Unit Value at end of period	$21.441	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884
Number of Accumulation Units outstanding at end of period (in thousands)	804	917	1,262	1,649	2,048	2,433	2,701	3,032	3,312	3,803
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$—	$—
Accumulation Unit Value at end of period	$20.669	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	212	271	364	562	733	998	1,242	—	—

68

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827	$12.178
Accumulation Unit Value at end of period	$18.705	$19.209	$18.341	$16.448	$12.896	$11.574	$11.851	$10.711	$8.327	$12.827
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	2	2	2
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.681	$17.873	$16.061	$12.617	$11.347	$11.642	$10.543	$8.212	$12.676	$12.058
Accumulation Unit Value at end of period	$18.155	$18.681	$17.873	$16.061	$12.617	$11.347	$11.642	$10.543	$8.212	$12.676
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.691	$17.900	$16.101	$12.661	$11.398	$11.706	$10.611	$8.274	$12.784	$12.173
Accumulation Unit Value at end of period	$18.146	$18.691	$17.900	$16.101	$12.661	$11.398	$11.706	$10.611	$8.274	$12.784
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510	$10.455	$8.169	$12.646	$12.066
Accumulation Unit Value at end of period	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510	$10.455	$8.169	$12.646
Number of Accumulation Units outstanding at end of period (in thousands)	225	297	345	469	680	785	904	945	1,035	1,112
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510	$10.455	$8.169	$12.646	$12.066
Accumulation Unit Value at end of period	$17.630	$18.195	$17.461	$15.737	$12.400	$11.185	$11.510	$10.455	$8.169	$12.646
Number of Accumulation Units outstanding at end of period (in thousands)	225	297	345	469	680	785	904	945	1,035	1,112
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.575	$16.908	$15.277	$12.068	$10.912	$11.258	$10.251	$8.029	$—	$—
Accumulation Unit Value at end of period	$16.986	$17.575	$16.908	$15.277	$12.068	$10.912	$11.258	$10.251	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	1	2	3	3	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893
Accumulation Unit Value at end of period	$16.862	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427
Number of Accumulation Units outstanding at end of period (in thousands)	76	93	102	137	169	210	239	318	375	401
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$7.870	$—	$—
Accumulation Unit Value at end of period	$16.255	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	34	50	65	80	87	109	—	—

69

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537	$20.322
Accumulation Unit Value at end of period	$33.075	$29.736	$31.126	$29.697	$23.469	$20.880	$21.701	$19.548	$15.988	$22.537
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	15	19	30	35	43	45	49	40
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.992	$30.408	$29.070	$23.020	$20.521	$21.370	$19.289	$15.807	$22.328	$20.173
Accumulation Unit Value at end of period	$32.183	$28.992	$30.408	$29.070	$23.020	$20.521	$21.370	$19.289	$15.807	$22.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.891	$30.332	$29.026	$23.008	$20.531	$21.402	$19.337	$15.862	$22.428	$20.284
Accumulation Unit Value at end of period	$32.038	$28.891	$30.332	$29.026	$23.008	$20.531	$21.402	$19.337	$15.862	$22.428
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	6	6	4	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077	$19.081	$15.684	$22.220	$20.136
Accumulation Unit Value at end of period	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077	$19.081	$15.684	$22.220
Number of Accumulation Units outstanding at end of period (in thousands)	376	443	589	777	1,245	1,485	1,710	1,812	1,884	1,814
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077	$19.081	$15.684	$22.220	$20.136
Accumulation Unit Value at end of period	$31.174	$28.168	$29.632	$28.413	$22.567	$20.178	$21.077	$19.081	$15.684	$22.220
Number of Accumulation Units outstanding at end of period (in thousands)	376	443	589	777	1,245	1,485	1,710	1,812	1,884	1,814
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.290	$28.780	$27.665	$22.028	$19.746	$20.676	$18.766	$15.463	$—	$—
Accumulation Unit Value at end of period	$30.126	$27.290	$28.780	$27.665	$22.028	$19.746	$20.676	$18.766	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	7	8	8	10	10	13	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915
Accumulation Unit Value at end of period	$29.921	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911
Number of Accumulation Units outstanding at end of period (in thousands)	87	100	121	141	189	245	269	289	327	450
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$15.202	$—	$—
Accumulation Unit Value at end of period	$28.916	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	39	48	73	89	117	135	—	—

70

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176	$19.664
Accumulation Unit Value at end of period	$28.234	$24.535	$26.029	$24.506	$19.270	$17.011	$17.337	$15.725	$12.582	$20.176
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	32	37	46	56	65	70	71	55
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.421	$22.771	$21.481	$16.925	$14.971	$15.288	$13.894	$11.139	$17.899	$17.480
Accumulation Unit Value at end of period	$24.601	$21.421	$22.771	$21.481	$16.925	$14.971	$15.288	$13.894	$11.139	$17.899
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.964	$25.500	$24.080	$18.991	$16.816	$17.190	$15.638	$12.550	$20.185	$19.732
Accumulation Unit Value at end of period	$27.494	$23.964	$25.500	$24.080	$18.991	$16.816	$17.190	$15.638	$12.550	$20.185
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	14	16	17	12	13	10	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838	$15.349	$12.342	$19.892	$19.484
Accumulation Unit Value at end of period	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838	$15.349	$12.342	$19.892
Number of Accumulation Units outstanding at end of period (in thousands)	1,762	2,123	2,730	3,657	4,982	6,172	7,237	8,060	8,853	9,553
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838	$15.349	$12.342	$19.892	$19.484
Accumulation Unit Value at end of period	$26.611	$23.241	$24.780	$23.447	$18.529	$16.439	$16.838	$15.349	$12.342	$19.892
Number of Accumulation Units outstanding at end of period (in thousands)	1,762	2,123	2,730	3,657	4,982	6,172	7,237	8,060	8,853	9,553
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$—	$—
Accumulation Unit Value at end of period	$23.058	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	37	55	58	69	75	82	93	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191
Accumulation Unit Value at end of period	$22.785	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498
Number of Accumulation Units outstanding at end of period (in thousands)	391	449	542	679	853	1,083	1,287	1,534	1,747	2,139
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$10.213	$—	$—
Accumulation Unit Value at end of period	$21.072	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	138	171	212	291	495	588	777	1,002	—	—

71

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218	$15.772
Accumulation Unit Value at end of period	$27.222	$23.659	$24.764	$22.972	$17.864	$16.092	$15.311	$12.799	$11.000	$15.218
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	15	20	24	31	31	32	30	23
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.067	$24.193	$22.487	$17.522	$15.815	$15.078	$12.629	$10.876	$15.077	$15.657
Accumulation Unit Value at end of period	$26.488	$23.067	$24.193	$22.487	$17.522	$15.815	$15.078	$12.629	$10.876	$15.077
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.986	$24.132	$22.453	$17.513	$15.823	$15.100	$12.661	$10.914	$15.145	$15.743
Accumulation Unit Value at end of period	$26.368	$22.986	$24.132	$22.453	$17.513	$15.823	$15.100	$12.661	$10.914	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	5	9	11	11	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870	$12.493	$10.791	$15.004	$15.628
Accumulation Unit Value at end of period	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870	$12.493	$10.791	$15.004
Number of Accumulation Units outstanding at end of period (in thousands)	1,801	2,129	2,754	3,645	5,209	5,929	6,501	6,852	7,607	7,350
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870	$12.493	$10.791	$15.004	$15.628
Accumulation Unit Value at end of period	$25.657	$22.411	$23.575	$21.979	$17.177	$15.551	$14.870	$12.493	$10.791	$15.004
Number of Accumulation Units outstanding at end of period (in thousands)	1,801	2,129	2,754	3,645	5,209	5,929	6,501	6,852	7,607	7,350
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.712	$22.897	$21.400	$16.767	$15.217	$14.588	$12.286	$10.639	$—	$—
Accumulation Unit Value at end of period	$24.795	$21.712	$22.897	$21.400	$16.767	$15.217	$14.588	$12.286	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	9	9	9	9	9	9	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457
Accumulation Unit Value at end of period	$24.626	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795
Number of Accumulation Units outstanding at end of period (in thousands)	364	413	553	737	898	1,045	1,144	1,175	1,316	1,588
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$10.460	$—	$—
Accumulation Unit Value at end of period	$23.799	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	60	75	103	147	180	249	273	—	—

72

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266	$9.261
Accumulation Unit Value at end of period	$17.923	$13.884	$15.120	$15.162	$11.224	$9.562	$10.020	$7.881	$6.154	$9.266
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	3	2	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.656	$14.901	$14.973	$11.106	$9.480	$9.955	$7.845	$6.139	$9.261	$9.258
Accumulation Unit Value at end of period	$17.593	$13.656	$14.901	$14.973	$11.106	$9.480	$9.955	$7.845	$6.139	$9.261
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.544	$14.793	$14.879	$11.048	$9.440	$9.922	$7.828	$6.131	$9.259	$9.257
Accumulation Unit Value at end of period	$17.430	$13.544	$14.793	$14.879	$11.048	$9.440	$9.922	$7.828	$6.131	$9.259
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	5	6	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857	$7.792	$6.115	$9.253	$9.254
Accumulation Unit Value at end of period	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857	$7.792	$6.115	$9.253
Number of Accumulation Units outstanding at end of period (in thousands)	117	133	200	264	227	243	254	148	70	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857	$7.792	$6.115	$9.253	$9.254
Accumulation Unit Value at end of period	$17.110	$13.321	$14.579	$14.693	$10.932	$9.359	$9.857	$7.792	$6.115	$9.253
Number of Accumulation Units outstanding at end of period (in thousands)	117	133	200	264	227	243	254	148	70	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.048	$14.316	$14.464	$10.788	$9.259	$9.777	$7.748	$6.095	$—	$—
Accumulation Unit Value at end of period	$16.717	$13.048	$14.316	$14.464	$10.788	$9.259	$9.777	$7.748	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	1	1	1	3	1	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$9.250
Accumulation Unit Value at end of period	$16.640	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246
Number of Accumulation Units outstanding at end of period (in thousands)	33	41	53	72	53	81	75	47	58	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$6.072	$—	$—
Accumulation Unit Value at end of period	$16.258	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	11	22	25	22	16	—	—

73

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408	$13.063
Accumulation Unit Value at end of period	$22.338	$21.627	$22.407	$21.027	$15.350	$13.965	$14.799	$11.695	$8.215	$14.408
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	7	10	12	13	16	14
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.999	$22.839	$21.475	$15.708	$14.320	$15.206	$12.040	$8.475	$14.893	$13.529
Accumulation Unit Value at end of period	$22.677	$21.999	$22.839	$21.475	$15.708	$14.320	$15.206	$12.040	$8.475	$14.893
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.124	$21.951	$20.661	$15.128	$13.805	$14.674	$11.631	$8.194	$14.415	$13.108
Accumulation Unit Value at end of period	$21.753	$21.124	$21.951	$20.661	$15.128	$13.805	$14.674	$11.631	$8.194	$14.415
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374	$11.415	$8.059	$14.205	$12.943
Accumulation Unit Value at end of period	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374	$11.415	$8.059	$14.205
Number of Accumulation Units outstanding at end of period (in thousands)	377	432	544	745	832	985	1,110	1,151	1,141	969
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374	$11.415	$8.059	$14.205	$12.943
Accumulation Unit Value at end of period	$21.054	$20.486	$21.331	$20.118	$14.760	$13.496	$14.374	$11.415	$8.059	$14.205
Number of Accumulation Units outstanding at end of period (in thousands)	377	432	544	745	832	985	1,110	1,151	1,141	969
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$—	$—
Accumulation Unit Value at end of period	$21.255	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	8	9	9	13	25	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305
Accumulation Unit Value at end of period	$21.003	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559
Number of Accumulation Units outstanding at end of period (in thousands)	97	117	162	208	254	343	455	549	614	687
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$4.697	$—	$—
Accumulation Unit Value at end of period	$11.743	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	78	108	157	194	260	337	—	—

74

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963	$16.109
Accumulation Unit Value at end of period	$25.145	$23.426	$24.513	$24.209	$23.585	$21.027	$20.634	$18.712	$14.964	$16.963
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	9	15	18	20	21	25	25	21
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.188	$23.264	$23.021	$22.472	$20.075	$19.739	$17.937	$14.373	$16.325	$15.534
Accumulation Unit Value at end of period	$23.768	$22.188	$23.264	$23.021	$22.472	$20.075	$19.739	$17.937	$14.373	$16.325
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.881	$24.015	$23.788	$23.245	$20.786	$20.458	$18.609	$14.926	$16.971	$16.165
Accumulation Unit Value at end of period	$24.486	$22.881	$24.015	$23.788	$23.245	$20.786	$20.458	$18.609	$14.926	$16.971
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	5	5	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040	$18.265	$14.680	$16.724	$15.961
Accumulation Unit Value at end of period	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040	$18.265	$14.680	$16.724
Number of Accumulation Units outstanding at end of period (in thousands)	858	1,035	1,330	1,683	2,284	2,462	2,665	2,650	2,523	2,126
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040	$18.265	$14.680	$16.724	$15.961
Accumulation Unit Value at end of period	$23.700	$22.191	$23.337	$23.163	$22.679	$20.321	$20.040	$18.265	$14.680	$16.724
Number of Accumulation Units outstanding at end of period (in thousands)	858	1,035	1,330	1,683	2,284	2,462	2,665	2,650	2,523	2,126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$—	$—
Accumulation Unit Value at end of period	$22.277	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	9	10	24	17	18	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277
Accumulation Unit Value at end of period	$22.013	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959
Number of Accumulation Units outstanding at end of period (in thousands)	234	274	370	462	611	722	814	995	903	1,005
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$13.193	$—	$—
Accumulation Unit Value at end of period	$20.383	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	85	101	138	206	213	259	273	—	—

75

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185	$1.139
Accumulation Unit Value at end of period	$1.136	$1.134	$1.142	$1.151	$1.161	$1.171	$1.181	$1.191	$1.200	$1.185
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	—	—	42	44	92	106	166	120
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.104	$1.114	$1.124	$1.136	$1.148	$1.160	$1.173	$1.184	$1.172	$1.128
Accumulation Unit Value at end of period	$1.103	$1.104	$1.114	$1.124	$1.136	$1.148	$1.160	$1.173	$1.184	$1.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171	$1.184	$1.197	$1.186	$1.143
Accumulation Unit Value at end of period	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171	$1.184	$1.197	$1.186
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	11	9	62	119	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177	$1.169	$1.129
Accumulation Unit Value at end of period	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177	$1.169
Number of Accumulation Units outstanding at end of period (in thousands)	8,785	10,247	13,289	17,307	28,705	32,805	32,340	44,764	67,134	25,415
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177	$1.169	$1.129
Accumulation Unit Value at end of period	$1.070	$1.074	$1.088	$1.101	$1.116	$1.132	$1.147	$1.162	$1.177	$1.169
Number of Accumulation Units outstanding at end of period (in thousands)	8,785	10,247	13,289	17,307	28,705	32,805	32,340	44,764	67,134	25,415
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.040	$1.055	$1.071	$1.089	$1.106	$1.124	$1.142	$1.160	$—	$—
Accumulation Unit Value at end of period	$1.033	$1.040	$1.055	$1.071	$1.089	$1.106	$1.124	$1.142	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	476	592	346	347	346	346	368	445	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110
Accumulation Unit Value at end of period	$1.021	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145
Number of Accumulation Units outstanding at end of period (in thousands)	2,767	3,216	3,912	7,147	11,972	17,209	15,611	20,264	35,725	17,644
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$—	$—
Accumulation Unit Value at end of period	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	727	879	1,188	1,289	1,989	4,431	3,123	4,604	—	—

76

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.243	$15.600	$14.509	$10.442	$9.259	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.471	$16.243	$15.600	$14.509	$10.442	$9.259	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	3	3	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.088	$15.483	$14.428	$10.404	$9.245	$10.731	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.281	$16.088	$15.483	$14.428	$10.404	$9.245	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.011	$15.424	$14.388	$10.386	$9.237	$10.730	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.187	$16.011	$15.424	$14.388	$10.386	$9.237	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.858	$15.308	$14.308	$10.349	$9.223	$10.727	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	142	169	221	291	159	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.858	$15.308	$14.308	$10.349	$9.223	$10.727	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.001	$15.858	$15.308	$14.308	$10.349	$9.223	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	142	169	221	291	159	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.670	$15.163	$14.209	$10.302	$9.205	$10.724	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.771	$15.670	$15.163	$14.209	$10.302	$9.205	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	6	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.632	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.725	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	68	75	89	130	67	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.446	$14.992	$14.090	$10.247	$9.183	$10.720	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.499	$15.446	$14.992	$14.090	$10.247	$9.183	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	29	31	55	26	—	—	—	—

77

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835	$11.972
Accumulation Unit Value at end of period	$19.297	$17.650	$18.891	$17.617	$13.746	$12.174	$12.285	$11.310	$8.890	$12.835
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.271	$18.523	$17.308	$13.532	$12.008	$12.143	$11.201	$8.822	$12.762	$11.929
Accumulation Unit Value at end of period	$18.845	$17.271	$18.523	$17.308	$13.532	$12.008	$12.143	$11.201	$8.822	$12.762
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.085	$18.341	$17.156	$13.427	$11.926	$12.072	$11.147	$8.788	$12.726	$11.907
Accumulation Unit Value at end of period	$18.623	$17.085	$18.341	$17.156	$13.427	$11.926	$12.072	$11.147	$8.788	$12.726
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932	$11.039	$8.721	$12.654	$11.863
Accumulation Unit Value at end of period	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932	$11.039	$8.721	$12.654
Number of Accumulation Units outstanding at end of period (in thousands)	329	401	488	644	633	771	912	930	913	1,035
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932	$11.039	$8.721	$12.654	$11.863
Accumulation Unit Value at end of period	$18.188	$16.719	$17.984	$16.855	$13.218	$11.764	$11.932	$11.039	$8.721	$12.654
Number of Accumulation Units outstanding at end of period (in thousands)	329	401	488	644	633	771	912	930	913	1,035
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.272	$17.547	$16.487	$12.962	$11.565	$11.759	$10.907	$8.638	$—	$—
Accumulation Unit Value at end of period	$17.657	$16.272	$17.547	$16.487	$12.962	$11.565	$11.759	$10.907	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	5	5	5	5	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798
Accumulation Unit Value at end of period	$17.553	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547
Number of Accumulation Units outstanding at end of period (in thousands)	118	152	173	229	283	351	408	495	535	620
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$8.539	$—	$—
Accumulation Unit Value at end of period	$17.041	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	42	46	64	119	127	138	167	—	—

78

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.787	$9.869	$9.952	$9.990	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.713	$9.787	$9.869	$9.952	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.736	$9.838	$9.940	$9.987	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.644	$9.736	$9.838	$9.940	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.711	$9.822	$9.934	$9.986	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.609	$9.711	$9.822	$9.934	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.661	$9.791	$9.923	$9.984	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.540	$9.661	$9.791	$9.923	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,405	1,533	2,095	449	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.661	$9.791	$9.923	$9.984	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.540	$9.661	$9.791	$9.923	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,405	1,533	2,095	449	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.598	$9.752	$9.908	$9.981	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.455	$9.598	$9.752	$9.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.438	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	336	546	600	189	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.524	$9.706	$9.891	$9.977	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.354	$9.524	$9.706	$9.891	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	8	33	52	—	—	—	—	—	—

79

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191	$1.129
Accumulation Unit Value at end of period	$1.487	$1.481	$1.489	$1.442	$1.493	$1.470	$1.374	$1.314	$1.326	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	21	27	56	58	43	44	49	87	118	75
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.439	$1.449	$1.406	$1.459	$1.439	$1.347	$1.292	$1.306	$1.175	$1.116
Accumulation Unit Value at end of period	$1.441	$1.439	$1.449	$1.406	$1.459	$1.439	$1.347	$1.292	$1.306	$1.175
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.443	$1.454	$1.413	$1.468	$1.449	$1.358	$1.303	$1.319	$1.188	$1.130
Accumulation Unit Value at end of period	$1.444	$1.443	$1.454	$1.413	$1.468	$1.449	$1.358	$1.303	$1.319	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334	$1.283	$1.301	$1.174	$1.119
Accumulation Unit Value at end of period	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334	$1.283	$1.301	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	17,443	19,407	25,037	31,011	45,338	47,904	53,690	56,441	63,225	53,104
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334	$1.283	$1.301	$1.174	$1.119
Accumulation Unit Value at end of period	$1.402	$1.403	$1.418	$1.380	$1.436	$1.420	$1.334	$1.283	$1.301	$1.174
Number of Accumulation Units outstanding at end of period (in thousands)	17,443	19,407	25,037	31,011	45,338	47,904	53,690	56,441	63,225	53,104
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.353	$1.370	$1.337	$1.395	$1.383	$1.303	$1.256	$1.276	$—	$—
Accumulation Unit Value at end of period	$1.348	$1.353	$1.370	$1.337	$1.395	$1.383	$1.303	$1.256	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	53	70	100	151	166	188	245	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100
Accumulation Unit Value at end of period	$1.338	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151
Number of Accumulation Units outstanding at end of period (in thousands)	4,978	5,103	6,643	8,608	11,878	13,856	16,097	18,664	22,349	17,344
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$1.249	$—	$—
Accumulation Unit Value at end of period	$1.287	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,409	1,551	1,931	2,892	3,724	3,685	5,374	6,307	—	—

80

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413	$2.122
Accumulation Unit Value at end of period	$2.545	$2.578	$2.662	$2.676	$2.268	$1.980	$2.141	$1.913	$1.427	$2.413
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	23	24	30	45	47	55	58	36
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.503	$2.591	$2.609	$2.216	$1.938	$2.100	$1.880	$1.405	$2.381	$2.098
Accumulation Unit Value at end of period	$2.466	$2.503	$2.591	$2.609	$2.216	$1.938	$2.100	$1.880	$1.405	$2.381
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.511	$2.601	$2.622	$2.229	$1.951	$2.117	$1.897	$1.419	$2.408	$2.123
Accumulation Unit Value at end of period	$2.471	$2.511	$2.601	$2.622	$2.229	$1.951	$2.117	$1.897	$1.419	$2.408
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079	$1.867	$1.400	$2.379	$2.102
Accumulation Unit Value at end of period	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079	$1.867	$1.400	$2.379
Number of Accumulation Units outstanding at end of period (in thousands)	3,665	4,171	5,502	7,081	8,346	9,422	9,891	10,431	10,999	7,270
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079	$1.867	$1.400	$2.379	$2.102
Accumulation Unit Value at end of period	$2.398	$2.442	$2.535	$2.561	$2.181	$1.913	$2.079	$1.867	$1.400	$2.379
Number of Accumulation Units outstanding at end of period (in thousands)	3,665	4,171	5,502	7,081	8,346	9,422	9,891	10,431	10,999	7,270
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.355	$2.450	$2.481	$2.118	$1.863	$2.030	$1.828	$1.373	$—	$—
Accumulation Unit Value at end of period	$2.307	$2.355	$2.450	$2.481	$2.118	$1.863	$2.030	$1.828	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	2	2	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068
Accumulation Unit Value at end of period	$2.289	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333
Number of Accumulation Units outstanding at end of period (in thousands)	534	580	752	974	1,119	1,284	1,550	1,778	1,980	1,938
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$1.344	$—	$—
Accumulation Unit Value at end of period	$2.203	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	171	207	262	345	387	518	638	—	—

81

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823	$1.678
Accumulation Unit Value at end of period	$2.729	$2.426	$2.549	$2.462	$1.928	$1.752	$1.887	$1.668	$1.292	$1.823
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	46	47	74	82	88	77	85	47
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.356	$2.481	$2.400	$1.883	$1.715	$1.851	$1.639	$1.272	$1.799	$1.659
Accumulation Unit Value at end of period	$2.644	$2.356	$2.481	$2.400	$1.883	$1.715	$1.851	$1.639	$1.272	$1.799
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.363	$2.490	$2.412	$1.894	$1.727	$1.866	$1.654	$1.285	$1.818	$1.679
Accumulation Unit Value at end of period	$2.650	$2.363	$2.490	$2.412	$1.894	$1.727	$1.866	$1.654	$1.285	$1.818
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	10	10	10	10	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833	$1.628	$1.267	$1.797	$1.663
Accumulation Unit Value at end of period	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833	$1.628	$1.267	$1.797
Number of Accumulation Units outstanding at end of period (in thousands)	1,843	2,211	2,924	3,735	4,332	5,244	6,149	6,200	6,327	6,210
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833	$1.628	$1.267	$1.797	$1.663
Accumulation Unit Value at end of period	$2.572	$2.298	$2.427	$2.356	$1.854	$1.693	$1.833	$1.628	$1.267	$1.797
Number of Accumulation Units outstanding at end of period (in thousands)	1,843	2,211	2,924	3,735	4,332	5,244	6,149	6,200	6,327	6,210
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.216	$2.346	$2.283	$1.801	$1.649	$1.790	$1.594	$1.244	$—	$—
Accumulation Unit Value at end of period	$2.474	$2.216	$2.346	$2.283	$1.801	$1.649	$1.790	$1.594	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	75	119	98	108	107	109	134	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635
Accumulation Unit Value at end of period	$2.455	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762
Number of Accumulation Units outstanding at end of period (in thousands)	778	828	960	1,214	1,514	1,901	2,439	2,977	3,499	3,875
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$1.217	$—	$—
Accumulation Unit Value at end of period	$2.363	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	225	291	356	528	939	1,031	1,551	1,852	—	—

82

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.493	$14.443	$13.482	$9.924	$10.029	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$14.493	$14.443	$13.482	$9.924	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	3	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.383	$14.361	$13.433	$9.907	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.340	$14.383	$14.361	$13.433	$9.907	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.328	$14.321	$13.408	$9.899	$10.024	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.271	$14.328	$14.321	$13.408	$9.899	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.218	$14.240	$13.359	$9.883	$10.020	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.134	$14.218	$14.240	$13.359	$9.883	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	39	41	41	33	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.218	$14.240	$13.359	$9.883	$10.020	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.134	$14.218	$14.240	$13.359	$9.883	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	39	41	41	33	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.083	$14.139	$13.298	$9.862	$10.016	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.964	$14.083	$14.139	$13.298	$9.862	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.056	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.930	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	11	19	8	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.921	$14.019	$13.225	$9.837	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.763	$13.921	$14.019	$13.225	$9.837	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	—	—	—	—	—

83

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151	$14.527
Accumulation Unit Value at end of period	$25.319	$22.786	$24.323	$23.964	$17.582	$15.569	$15.816	$12.410	$10.319	$15.151
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.236	$23.784	$23.480	$17.261	$15.315	$15.590	$12.257	$10.212	$15.024	$14.434
Accumulation Unit Value at end of period	$24.659	$22.236	$23.784	$23.480	$17.261	$15.315	$15.590	$12.257	$10.212	$15.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.117	$23.680	$23.401	$17.220	$15.294	$15.584	$12.264	$10.229	$15.064	$14.486
Accumulation Unit Value at end of period	$24.502	$22.117	$23.680	$23.401	$17.220	$15.294	$15.584	$12.264	$10.229	$15.064
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361	$12.113	$10.123	$14.937	$14.394
Accumulation Unit Value at end of period	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361	$12.113	$10.123	$14.937
Number of Accumulation Units outstanding at end of period (in thousands)	219	262	374	453	584	671	729	771	720	407
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361	$12.113	$10.123	$14.937	$14.394
Accumulation Unit Value at end of period	$23.864	$21.584	$23.155	$22.929	$16.906	$15.045	$15.361	$12.113	$10.123	$14.937
Number of Accumulation Units outstanding at end of period (in thousands)	219	262	374	453	584	671	729	771	720	407
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.935	$22.516	$22.351	$16.521	$14.740	$15.087	$11.927	$9.992	$—	$—
Accumulation Unit Value at end of period	$23.089	$20.935	$22.516	$22.351	$16.521	$14.740	$15.087	$11.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256
Accumulation Unit Value at end of period	$22.937	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750
Number of Accumulation Units outstanding at end of period (in thousands)	49	58	77	90	117	144	169	168	187	150
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$9.837	$—	$—
Accumulation Unit Value at end of period	$22.192	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	13	17	33	40	49	64	—	—

84

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540	$1.529
Accumulation Unit Value at end of period	$1.886	$1.607	$1.809	$1.711	$1.290	$1.106	$1.150	$1.081	$0.736	$1.540
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	11	12	12	12	13	13	13
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.561	$1.761	$1.669	$1.261	$1.082	$1.128	$1.062	$0.725	$1.519	$1.512
Accumulation Unit Value at end of period	$1.828	$1.561	$1.761	$1.669	$1.261	$1.082	$1.128	$1.062	$0.725	$1.519
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.565	$1.767	$1.677	$1.268	$1.090	$1.137	$1.072	$0.732	$1.536	$1.530
Accumulation Unit Value at end of period	$1.831	$1.565	$1.767	$1.677	$1.268	$1.090	$1.137	$1.072	$0.732	$1.536
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117	$1.055	$0.722	$1.518	$1.515
Accumulation Unit Value at end of period	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117	$1.055	$0.722	$1.518
Number of Accumulation Units outstanding at end of period (in thousands)	969	1,141	1,345	1,616	2,102	2,457	3,387	3,814	3,818	4,128
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117	$1.055	$0.722	$1.518	$1.515
Accumulation Unit Value at end of period	$1.778	$1.523	$1.722	$1.637	$1.241	$1.069	$1.117	$1.055	$0.722	$1.518
Number of Accumulation Units outstanding at end of period (in thousands)	969	1,141	1,345	1,616	2,102	2,457	3,387	3,814	3,818	4,128
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.468	$1.665	$1.587	$1.205	$1.041	$1.091	$1.032	$0.709	$—	$—
Accumulation Unit Value at end of period	$1.710	$1.468	$1.665	$1.587	$1.205	$1.041	$1.091	$1.032	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	17	21	39	21	28	29	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490
Accumulation Unit Value at end of period	$1.697	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489
Number of Accumulation Units outstanding at end of period (in thousands)	546	619	718	969	1,185	1,518	1,938	2,494	2,932	3,631
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$0.693	$—	$—
Accumulation Unit Value at end of period	$1.633	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	253	303	392	646	688	825	1,042	—	—

85

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942	$16.572
Accumulation Unit Value at end of period	$27.065	$25.428	$26.013	$25.257	$19.929	$16.296	$17.178	$15.419	$11.782	$17.942
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	3	3	4	4	4
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.618	$24.210	$23.553	$18.622	$15.257	$16.115	$14.494	$11.098	$16.934	$15.672
Accumulation Unit Value at end of period	$25.088	$23.618	$24.210	$23.553	$18.622	$15.257	$16.115	$14.494	$11.098	$16.934
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.837	$25.484	$24.818	$19.641	$16.109	$17.032	$15.334	$11.752	$17.950	$16.629
Accumulation Unit Value at end of period	$26.357	$24.837	$25.484	$24.818	$19.641	$16.109	$17.032	$15.334	$11.752	$17.950
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684	$15.050	$11.558	$17.689	$16.420
Accumulation Unit Value at end of period	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684	$15.050	$11.558	$17.689
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	38	48	43	46	46	43	51	58
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684	$15.050	$11.558	$17.689	$16.420
Accumulation Unit Value at end of period	$25.510	$24.087	$24.764	$24.165	$19.163	$15.748	$16.684	$15.050	$11.558	$17.689
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	38	48	43	46	46	43	51	58
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.259	$22.942	$22.443	$17.842	$14.699	$15.611	$14.118	$10.869	$—	$—
Accumulation Unit Value at end of period	$23.515	$22.259	$22.942	$22.443	$17.842	$14.699	$15.611	$14.118	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412
Accumulation Unit Value at end of period	$23.236	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	16	24	24	34	34	42	53	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$9.603	$—	$—
Accumulation Unit Value at end of period	$20.283	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	8	8	7	33	33	—	—

86

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523	$8.759
Accumulation Unit Value at end of period	$18.621	$18.332	$17.189	$15.913	$11.727	$10.075	$10.194	$8.914	$6.530	$10.523
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	3	3	3	3	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.606	$16.541	$15.343	$11.330	$9.754	$9.889	$8.664	$6.360	$10.269	$8.564
Accumulation Unit Value at end of period	$17.847	$17.606	$16.541	$15.343	$11.330	$9.754	$9.889	$8.664	$6.360	$10.269
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.906	$16.840	$15.636	$11.558	$9.960	$10.108	$8.865	$6.514	$10.528	$8.789
Accumulation Unit Value at end of period	$18.134	$17.906	$16.840	$15.636	$11.558	$9.960	$10.108	$8.865	$6.514	$10.528
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901	$8.701	$6.406	$10.375	$8.679
Accumulation Unit Value at end of period	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901	$8.701	$6.406	$10.375
Number of Accumulation Units outstanding at end of period (in thousands)	386	443	538	743	343	310	310	268	180	195
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901	$8.701	$6.406	$10.375	$8.679
Accumulation Unit Value at end of period	$17.551	$17.365	$16.364	$15.225	$11.276	$9.736	$9.901	$8.701	$6.406	$10.375
Number of Accumulation Units outstanding at end of period (in thousands)	386	443	538	743	343	310	310	268	180	195
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$—	$—
Accumulation Unit Value at end of period	$16.728	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	7	5	6	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423
Accumulation Unit Value at end of period	$16.530	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039
Number of Accumulation Units outstanding at end of period (in thousands)	72	85	113	127	99	121	143	182	167	209
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$4.048	$—	$—
Accumulation Unit Value at end of period	$10.613	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	24	28	33	44	54	51	55	—	—

87

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.191	$10.731	$10.527	$10.153	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.502	$10.191	$10.731	$10.527	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.140	$10.698	$10.516	$10.150	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.421	$10.140	$10.698	$10.516	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.114	$10.682	$10.510	$10.149	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.381	$10.114	$10.682	$10.510	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.064	$10.650	$10.500	$10.146	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.301	$10.064	$10.650	$10.500	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	589	681	836	1,126	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.064	$10.650	$10.500	$10.146	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.301	$10.064	$10.650	$10.500	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	589	681	836	1,126	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.001	$10.610	$10.486	$10.142	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.203	$10.001	$10.610	$10.486	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	27	25	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.988	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.183	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	154	179	235	289	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.926	$10.562	$10.470	$10.138	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.085	$9.926	$10.562	$10.470	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	51	63	88	—	—	—	—	—	—

88

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282	$11.230
Accumulation Unit Value at end of period	$19.963	$18.541	$18.659	$16.952	$12.947	$10.956	$11.296	$10.254	$8.150	$12.282
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	2	2	2	2	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.991	$16.125	$14.679	$11.233	$9.525	$9.840	$8.951	$7.128	$10.764	$9.861
Accumulation Unit Value at end of period	$17.183	$15.991	$16.125	$14.679	$11.233	$9.525	$9.840	$8.951	$7.128	$10.764
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.110	$18.280	$16.658	$12.760	$10.830	$11.200	$10.198	$8.129	$12.288	$11.269
Accumulation Unit Value at end of period	$19.440	$18.110	$18.280	$16.658	$12.760	$10.830	$11.200	$10.198	$8.129	$12.288
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971	$10.009	$7.995	$12.109	$11.127
Accumulation Unit Value at end of period	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971	$10.009	$7.995	$12.109
Number of Accumulation Units outstanding at end of period (in thousands)	543	640	861	1,174	1,971	2,447	2,689	2,878	2,970	2,802
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971	$10.009	$7.995	$12.109	$11.127
Accumulation Unit Value at end of period	$18.816	$17.563	$17.763	$16.219	$12.449	$10.588	$10.971	$10.009	$7.995	$12.109
Number of Accumulation Units outstanding at end of period (in thousands)	543	640	861	1,174	1,971	2,447	2,689	2,878	2,970	2,802
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$—	$—
Accumulation Unit Value at end of period	$16.105	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	14	15	15	17	18	17	20	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698
Accumulation Unit Value at end of period	$15.914	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522
Number of Accumulation Units outstanding at end of period (in thousands)	154	172	227	333	470	627	725	877	1,008	1,110
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$6.736	$—	$—
Accumulation Unit Value at end of period	$15.171	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	66	90	133	193	226	269	319	—	—

89

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.206	$10.402	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.735	$10.206	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.188	$10.399	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.694	$10.188	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.178	$10.397	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.673	$10.178	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.160	$10.394	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.632	$10.160	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.160	$10.394	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.632	$10.160	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.136	$10.390	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.582	$10.136	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.132	$10.389	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.571	$10.132	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.109	$10.385	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.521	$10.109	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—

90

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732	$6.183
Accumulation Unit Value at end of period	$10.007	$9.620	$9.274	$8.592	$6.292	$5.446	$5.844	$4.546	$3.234	$6.732
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	10	12	12	14	1	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.309	$8.993	$8.348	$6.125	$5.313	$5.712	$4.452	$3.173	$6.620	$6.092
Accumulation Unit Value at end of period	$9.664	$9.309	$8.993	$8.348	$6.125	$5.313	$5.712	$4.452	$3.173	$6.620
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.384	$9.074	$8.432	$6.193	$5.377	$5.787	$4.515	$3.221	$6.727	$6.196
Accumulation Unit Value at end of period	$9.732	$9.384	$9.074	$8.432	$6.193	$5.377	$5.787	$4.515	$3.221	$6.727
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676	$4.437	$3.172	$6.638	$6.126
Accumulation Unit Value at end of period	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676	$4.437	$3.172	$6.638
Number of Accumulation Units outstanding at end of period (in thousands)	156	193	204	272	392	520	645	577	507	495
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676	$4.437	$3.172	$6.638	$6.126
Accumulation Unit Value at end of period	$9.432	$9.112	$8.829	$8.221	$6.050	$5.263	$5.676	$4.437	$3.172	$6.638
Number of Accumulation Units outstanding at end of period (in thousands)	156	193	204	272	392	520	645	577	507	495
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.758	$8.507	$7.940	$5.859	$5.109	$5.523	$4.329	$3.102	$—	$—
Accumulation Unit Value at end of period	$9.042	$8.758	$8.507	$7.940	$5.859	$5.109	$5.523	$4.329	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	10	8	12	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998
Accumulation Unit Value at end of period	$8.961	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479
Number of Accumulation Units outstanding at end of period (in thousands)	114	137	154	180	236	272	335	341	374	426
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$3.272	$—	$—
Accumulation Unit Value at end of period	$9.310	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	23	29	43	79	100	143	169	—	—

91

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628	$15.374
Accumulation Unit Value at end of period	$29.849	$27.606	$28.376	$30.858	$21.991	$18.295	$20.563	$15.211	$9.401	$15.628
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	2	1	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.706	$25.447	$27.728	$19.800	$16.505	$18.588	$13.778	$8.532	$14.212	$14.009
Accumulation Unit Value at end of period	$26.661	$24.706	$25.447	$27.728	$19.800	$16.505	$18.588	$13.778	$8.532	$14.212
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.963	$27.799	$30.322	$21.673	$18.086	$20.388	$15.127	$9.377	$15.635	$15.428
Accumulation Unit Value at end of period	$29.068	$26.963	$27.799	$30.322	$21.673	$18.086	$20.388	$15.127	$9.377	$15.635
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971	$14.847	$9.222	$15.407	$15.233
Accumulation Unit Value at end of period	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971	$14.847	$9.222	$15.407
Number of Accumulation Units outstanding at end of period (in thousands)	209	253	322	423	702	850	965	1,104	1,290	1,310
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971	$14.847	$9.222	$15.407	$15.233
Accumulation Unit Value at end of period	$28.133	$26.149	$27.014	$29.524	$21.145	$17.680	$19.971	$14.847	$9.222	$15.407
Number of Accumulation Units outstanding at end of period (in thousands)	209	253	322	423	702	850	965	1,104	1,290	1,310
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.284	$24.114	$26.421	$18.970	$15.901	$18.007	$13.420	$8.357	$—	$—
Accumulation Unit Value at end of period	$24.988	$23.284	$24.114	$26.421	$18.970	$15.901	$18.007	$13.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	7	7	7	8	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778
Accumulation Unit Value at end of period	$24.692	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893
Number of Accumulation Units outstanding at end of period (in thousands)	68	75	100	143	197	262	324	388	484	526
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$5.393	$—	$—
Accumulation Unit Value at end of period	$15.743	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	37	54	74	117	132	157	191	—	—

92

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research International Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.609	$10.522	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.460	$9.609	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.591	$10.519	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.424	$9.591	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.582	$10.518	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.406	$9.582	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.565	$10.515	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.370	$9.565	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	310	351	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.565	$10.515	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.370	$9.565	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	310	351	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.543	$10.511	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.325	$9.543	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.538	$10.510	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.316	$9.538	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	65	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.516	$10.506	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.272	$9.516	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	—	—	—	—	—	—	—	—

93

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109	$11.679
Accumulation Unit Value at end of period	$21.906	$20.318	$20.328	$18.603	$14.183	$12.197	$12.357	$10.753	$8.308	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	6	6	7	9	9	12	9
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.882	$19.932	$18.277	$13.962	$12.032	$12.214	$10.650	$8.244	$13.035	$11.636
Accumulation Unit Value at end of period	$21.393	$19.882	$19.932	$18.277	$13.962	$12.032	$12.214	$10.650	$8.244	$13.035
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.668	$19.737	$18.117	$13.853	$11.950	$12.143	$10.598	$8.212	$12.998	$11.615
Accumulation Unit Value at end of period	$21.141	$19.668	$19.737	$18.117	$13.853	$11.950	$12.143	$10.598	$8.212	$12.998
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002	$10.496	$8.150	$12.925	$11.572
Accumulation Unit Value at end of period	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002	$10.496	$8.150	$12.925
Number of Accumulation Units outstanding at end of period (in thousands)	19	24	34	43	66	57	54	51	35	32
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002	$10.496	$8.150	$12.925	$11.572
Accumulation Unit Value at end of period	$20.647	$19.246	$19.352	$17.799	$13.638	$11.787	$12.002	$10.496	$8.150	$12.925
Number of Accumulation Units outstanding at end of period (in thousands)	19	24	34	43	66	57	54	51	35	32
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.731	$18.882	$17.410	$13.373	$11.587	$11.828	$10.370	$8.072	$—	$—
Accumulation Unit Value at end of period	$20.044	$18.731	$18.882	$17.410	$13.373	$11.587	$11.828	$10.370	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508
Accumulation Unit Value at end of period	$19.926	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	32	38	21	25	24	19	13	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$7.979	$—	$—
Accumulation Unit Value at end of period	$19.345	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	2	3	—	—

94

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746	$10.401
Accumulation Unit Value at end of period	$15.135	$14.644	$14.814	$14.115	$14.384	$13.514	$12.768	$11.982	$10.403	$10.746
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	20	20	8	5	6	6	1	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.331	$14.526	$13.869	$14.161	$13.331	$12.620	$11.867	$10.324	$10.686	$10.363
Accumulation Unit Value at end of period	$14.782	$14.331	$14.526	$13.869	$14.161	$13.331	$12.620	$11.867	$10.324	$10.686
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.177	$14.384	$13.747	$14.051	$13.240	$12.547	$11.810	$10.285	$10.656	$10.344
Accumulation Unit Value at end of period	$14.608	$14.177	$14.384	$13.747	$14.051	$13.240	$12.547	$11.810	$10.285	$10.656
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	1	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402	$11.697	$10.207	$10.596	$10.307
Accumulation Unit Value at end of period	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402	$11.697	$10.207	$10.596
Number of Accumulation Units outstanding at end of period (in thousands)	2,214	2,412	2,922	3,769	1,413	1,353	1,358	1,188	949	641
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402	$11.697	$10.207	$10.596	$10.307
Accumulation Unit Value at end of period	$14.267	$13.873	$14.105	$13.507	$13.833	$13.061	$12.402	$11.697	$10.207	$10.596
Number of Accumulation Units outstanding at end of period (in thousands)	2,214	2,412	2,922	3,769	1,413	1,353	1,358	1,188	949	641
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.503	$13.763	$13.212	$13.566	$12.841	$12.223	$11.557	$10.110	$—	$—
Accumulation Unit Value at end of period	$13.852	$13.503	$13.763	$13.212	$13.566	$12.841	$12.223	$11.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	5	4	3	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251
Accumulation Unit Value at end of period	$13.770	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507
Number of Accumulation Units outstanding at end of period (in thousands)	198	241	337	402	332	400	371	369	231	177
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$9.995	$—	$—
Accumulation Unit Value at end of period	$13.369	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	39	93	121	136	96	80	—	—

95

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188	$15.666
Accumulation Unit Value at end of period	$24.083	$22.264	$22.538	$20.950	$17.748	$16.089	$15.944	$14.627	$12.499	$16.188
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	14	16	25	26	29	33	37	22
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.130	$20.418	$19.017	$16.143	$14.663	$14.560	$13.385	$11.460	$14.872	$14.422
Accumulation Unit Value at end of period	$21.731	$20.130	$20.418	$19.017	$16.143	$14.663	$14.560	$13.385	$11.460	$14.872
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.746	$22.080	$20.586	$17.492	$15.904	$15.808	$14.546	$12.467	$16.196	$15.720
Accumulation Unit Value at end of period	$23.453	$21.746	$22.080	$20.586	$17.492	$15.904	$15.808	$14.546	$12.467	$16.196
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	4	7	4	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485	$14.278	$12.261	$15.960	$15.523
Accumulation Unit Value at end of period	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485	$14.278	$12.261	$15.960
Number of Accumulation Units outstanding at end of period (in thousands)	1,389	1,646	2,183	2,948	4,675	5,379	5,949	6,318	6,881	6,616
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485	$14.278	$12.261	$15.960	$15.523
Accumulation Unit Value at end of period	$22.699	$21.090	$21.456	$20.044	$17.066	$15.548	$15.485	$14.278	$12.261	$15.960
Number of Accumulation Units outstanding at end of period (in thousands)	1,389	1,646	2,183	2,948	4,675	5,379	5,949	6,318	6,881	6,616
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$—	$—
Accumulation Unit Value at end of period	$20.368	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	58	61	64	69	81	84	93	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183
Accumulation Unit Value at end of period	$20.127	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539
Number of Accumulation Units outstanding at end of period (in thousands)	437	498	632	846	1,106	1,336	1,541	1,773	2,097	2,467
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$10.367	$—	$—
Accumulation Unit Value at end of period	$18.368	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	147	179	217	282	417	491	684	810	—	—

96

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846	$17.614
Accumulation Unit Value at end of period	$31.754	$28.070	$28.520	$26.028	$19.318	$16.758	$16.952	$15.329	$12.598	$18.846
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	7	7	9	7	4	5
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.368	$27.862	$25.479	$18.948	$16.469	$16.694	$15.125	$12.456	$18.671	$17.485
Accumulation Unit Value at end of period	$30.898	$27.368	$27.862	$25.479	$18.948	$16.469	$16.694	$15.125	$12.456	$18.671
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.272	$27.792	$25.440	$18.938	$16.477	$16.719	$15.163	$12.499	$18.755	$17.582
Accumulation Unit Value at end of period	$30.759	$27.272	$27.792	$25.440	$18.938	$16.477	$16.719	$15.163	$12.499	$18.755
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464	$14.962	$12.358	$18.581	$17.453
Accumulation Unit Value at end of period	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464	$14.962	$12.358	$18.581
Number of Accumulation Units outstanding at end of period (in thousands)	373	450	585	779	889	1,047	1,138	1,147	1,111	807
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464	$14.962	$12.358	$18.581	$17.453
Accumulation Unit Value at end of period	$29.929	$26.590	$27.151	$24.903	$18.575	$16.194	$16.464	$14.962	$12.358	$18.581
Number of Accumulation Units outstanding at end of period (in thousands)	373	450	585	779	889	1,047	1,138	1,147	1,111	807
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.761	$26.371	$24.247	$18.131	$15.847	$16.152	$14.715	$12.184	$—	$—
Accumulation Unit Value at end of period	$28.924	$25.761	$26.371	$24.247	$18.131	$15.847	$16.152	$14.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262
Accumulation Unit Value at end of period	$28.727	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322
Number of Accumulation Units outstanding at end of period (in thousands)	70	77	103	142	175	222	239	226	240	223
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$11.979	$—	$—
Accumulation Unit Value at end of period	$27.762	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	42	49	61	87	88	157	163	—	—

97

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Equity Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.868	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.865	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.501	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.863	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.497	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.859	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.489	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.859	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.489	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.855	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.478	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.854	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.476	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.849	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.466	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

98

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Global Equity Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.816	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.914	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.812	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.906	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.810	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.902	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.807	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.895	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.807	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.895	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.802	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.885	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.801	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.883	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.797	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.873	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

99

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth Opportunities Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.880	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.877	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.036	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.875	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.032	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.871	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.024	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.871	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.024	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.867	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.014	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.866	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.012	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.861	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.002	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

100

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.011	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.804	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.008	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.796	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.006	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.792	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.002	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.785	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.002	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.785	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.998	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.775	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.997	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.773	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.992	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.763	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

101

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662	$23.956
Accumulation Unit Value at end of period	$22.761	$19.487	$24.391	$26.764	$27.193	$24.183	$28.923	$24.755	$14.405	$30.662
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	1	3	5	5	5	5
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.413	$20.584	$22.632	$23.040	$20.532	$24.604	$21.101	$12.303	$26.241	$20.543
Accumulation Unit Value at end of period	$19.131	$16.413	$20.584	$22.632	$23.040	$20.532	$24.604	$21.101	$12.303	$26.241
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.034	$23.895	$26.299	$26.800	$23.906	$28.677	$24.619	$14.368	$30.676	$24.039
Accumulation Unit Value at end of period	$22.164	$19.034	$23.895	$26.299	$26.800	$23.906	$28.677	$24.619	$14.368	$30.676
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091	$24.164	$14.131	$30.230	$23.737
Accumulation Unit Value at end of period	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091	$24.164	$14.131	$30.230
Number of Accumulation Units outstanding at end of period (in thousands)	99	130	163	226	323	398	474	472	424	454
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091	$24.164	$14.131	$30.230	$23.737
Accumulation Unit Value at end of period	$21.452	$18.459	$23.220	$25.607	$26.148	$23.370	$28.091	$24.164	$14.131	$30.230
Number of Accumulation Units outstanding at end of period (in thousands)	99	130	163	226	323	398	474	472	424	454
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$—	$—
Accumulation Unit Value at end of period	$17.931	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	7	7	7	8	8	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203
Accumulation Unit Value at end of period	$17.718	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652
Number of Accumulation Units outstanding at end of period (in thousands)	47	54	64	96	123	132	144	181	143	216
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$14.154	$—	$—
Accumulation Unit Value at end of period	$20.563	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	17	40	50	63	68	—	—

102

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755	$14.636
Accumulation Unit Value at end of period	$15.909	$14.971	$16.147	$18.324	$15.029	$12.819	$14.467	$13.459	$9.905	$16.755
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	6	6	8	8	9	13	9
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.950	$15.076	$17.144	$14.088	$12.041	$13.617	$12.693	$9.360	$15.865	$13.886
Accumulation Unit Value at end of period	$14.795	$13.950	$15.076	$17.144	$14.088	$12.041	$13.617	$12.693	$9.360	$15.865
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.622	$15.818	$18.006	$14.812	$12.672	$14.345	$13.385	$9.880	$16.763	$14.687
Accumulation Unit Value at end of period	$15.492	$14.622	$15.818	$18.006	$14.812	$12.672	$14.345	$13.385	$9.880	$16.763
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	5	4	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051	$13.138	$9.717	$16.519	$14.502
Accumulation Unit Value at end of period	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051	$13.138	$9.717	$16.519
Number of Accumulation Units outstanding at end of period (in thousands)	1,049	1,200	1,375	1,662	2,198	2,603	2,772	2,928	3,305	3,379
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051	$13.138	$9.717	$16.519	$14.502
Accumulation Unit Value at end of period	$14.994	$14.181	$15.371	$17.532	$14.451	$12.388	$14.051	$13.138	$9.717	$16.519
Number of Accumulation Units outstanding at end of period (in thousands)	1,049	1,200	1,375	1,662	2,198	2,603	2,772	2,928	3,305	3,379
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.147	$14.287	$16.335	$13.498	$11.601	$13.191	$12.364	$9.168	$—	$—
Accumulation Unit Value at end of period	$13.866	$13.147	$14.287	$16.335	$13.498	$11.601	$13.191	$12.364	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	2	5	5	6	9	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656
Accumulation Unit Value at end of period	$13.702	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509
Number of Accumulation Units outstanding at end of period (in thousands)	251	282	320	398	543	659	726	891	1,049	1,192
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$8.566	$—	$—
Accumulation Unit Value at end of period	$12.650	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	74	95	118	176	195	238	291	—	—

103

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480	$17.225
Accumulation Unit Value at end of period	$19.301	$17.757	$19.151	$19.874	$15.322	$12.764	$13.838	$12.995	$9.997	$17.480
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	11	17	22	32	38	43	43
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.143	$17.445	$18.140	$14.013	$11.696	$12.706	$11.956	$9.216	$16.148	$15.944
Accumulation Unit Value at end of period	$17.511	$16.143	$17.445	$18.140	$14.013	$11.696	$12.706	$11.956	$9.216	$16.148
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.344	$18.762	$19.529	$15.100	$12.617	$13.720	$12.923	$9.971	$17.489	$17.285
Accumulation Unit Value at end of period	$18.795	$17.344	$18.762	$19.529	$15.100	$12.617	$13.720	$12.923	$9.971	$17.489
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	3	4	4	4	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440	$12.684	$9.807	$17.234	$17.068
Accumulation Unit Value at end of period	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440	$12.684	$9.807	$17.234
Number of Accumulation Units outstanding at end of period (in thousands)	1,453	1,771	2,228	2,931	4,362	5,449	6,447	7,255	8,123	9,032
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440	$12.684	$9.807	$17.234	$17.068
Accumulation Unit Value at end of period	$18.191	$16.821	$18.232	$19.015	$14.733	$12.334	$13.440	$12.684	$9.807	$17.234
Number of Accumulation Units outstanding at end of period (in thousands)	1,453	1,771	2,228	2,931	4,362	5,449	6,447	7,255	8,123	9,032
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$—	$—
Accumulation Unit Value at end of period	$16.412	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	6	6	7	7	7	8	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680
Accumulation Unit Value at end of period	$16.218	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785
Number of Accumulation Units outstanding at end of period (in thousands)	252	288	348	427	539	683	822	1,027	1,194	1,528
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$8.697	$—	$—
Accumulation Unit Value at end of period	$15.438	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	86	111	165	271	353	483	653	—	—
(a) Inception date October 13, 2016.

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	BlackRock Global Allocation V.I. Fund
American Century VP Growth Fund	BlackRock Global Opportunities V.I. Fund
AB VPS Balanced Wealth Strategy Portfolio	BlackRock Large Cap Growth V.I. Fund
AB VPS International Value Portfolio	BlackRock Equity Dividend V.I. Fund
AB VPS Small/Mid Cap Value Portfolio	UIF Core Plus Fixed Income Portfolio
AB VPS Value Portfolio	UIF Growth Portfolio
AB VPS International Growth Portfolio	UIF Mid Cap Growth Portfolio
Invesco V.I. Value Opportunities Fund	Invesco V.I. American Value Fund
Invesco V.I. Core Equity Fund	Morgan Stanley Mid Cap Growth Portfolio
Invesco V.I. Government Securities Fund	BlackRock Capital Appreciation V.I. Fund
Invesco V.I. High Yield Fund	Columbia Variable Portfolio - Asset Allocation Fund
Invesco V.I. International Growth Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Invesco V.I. Mid Cap Core Equity Fund	Columbia Variable Portfolio - Income Opportunities Fund
Invesco V.I. Small Cap Equity Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
Invesco V.I. Balanced Risk Allocation Fund	Oppenheimer Capital Appreciation Fund/VA
Invesco V.I. Diversified Dividend Fund	Oppenheimer Global Fund/VA
Invesco V.I. Government Money Market Fund	Oppenheimer Main Street Fund®/VA
(Formerly Invesco V.I. Money Market Fund)	Oppenheimer Main Street Small Cap Fund/VA
American Century VP Mid Cap Value Fund	Oppenheimer Equity Income Fund/VA
American Funds Global Bond Fund	Putnam VT Diversified Income Fund
American Funds Global Growth and Income Fund	Putnam VT Global Asset Allocation Fund
American Funds Asset Allocation Fund	Putnam VT Growth Opportunities Fund (Merged with Putnam
American Funds Blue Chip Income and Growth Fund	VT Voyager Fund)
American Funds Bond Fund	Putnam VT International Value Fund
American Funds Global Growth Fund	Putnam VT International Equity Fund
American Funds Growth Fund	Putnam VT Small Cap Value Fund
American Funds Growth-Income Fund	JPMorgan Insurance Trust Core Bond Portfolio
American Funds International Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
American Funds New World Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
American Funds Global Small Capitalization Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
Columbia Variable Portfolio - Small Company	Putnam VT Equity Income Fund
Growth Fund	PIMCO All Asset Fund
Wells Fargo VT Omega Growth Fund	PIMCO StocksPLUS Global Portfolio (Formerly PIMCO
Fidelity® VIP Growth Portfolio	Global Dividend Portfolio)
Fidelity® VIP Contrafund® Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
Fidelity® VIP Mid Cap Portfolio	Jennison 20/20 Focus Fund
Fidelity® VIP Value Strategies Portfolio	Jennison Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Prudential Value Portfolio
Fidelity® VIP Strategic Income Portfolio	Prudential SP International Growth Portfolio
Franklin Rising Dividends VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Income VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Franklin Large Cap Growth VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Franklin Global Real Estate VIP Fund	Invesco V.I. Growth and Income Fund
Franklin Small-Mid Cap Growth VIP Fund	Invesco V.I. Comstock Fund
Franklin Small Cap Value VIP Fund	Invesco V.I. American Franchise Fund
Franklin Strategic Income VIP Fund	Invesco V.I. Mid Cap Growth Fund
Franklin Mutual Shares VIP Fund	Wells Fargo VT Index Asset Allocation Fund
Templeton Developing Markets VIP Fund	Wells Fargo VT Total Return Bond Fund
Templeton Foreign VIP Fund	Wells Fargo VT Intrinsic Value Fund
Templeton Growth VIP Fund	Wells Fargo VT International Equity Fund
Franklin Mutual Global Discovery VIP Fund	Wells Fargo VT Small Cap Growth Fund
Franklin Flex Cap Growth VIP Fund	Wells Fargo VT Discovery Fund
Templeton Global Bond VIP Fund	Wells Fargo VT Small Cap Value Fund
Hartford Balanced HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Total Return Bond HLS Fund	HIMCO VIT Index Fund
Hartford Capital Appreciation HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford Dividend and Growth HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford Healthcare HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth
Hartford Global Growth HLS Fund	Fund
Hartford Disciplined Equity HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Growth Opportunities HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford High Yield HLS Fund	HIMCO VIT American Funds Global Growth and Income
Hartford International Opportunities HLS Fund	Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds Global Small Capitalization
Hartford MidCap Value HLS Fund	Fund
Hartford Ultrashort Bond HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds International Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds New World Fund
Hartford U.S. Government Securities HLS Fund	MFS® Core Equity Portfolio (Merged with MFS® Core
Hartford Value HLS Fund	Equity Fund)
Catalyst Dividend Capture VA Fund (Formerly	MFS® Massachusetts Investors Growth Stock Portfolio
Huntington VA Dividend Capture Fund)	(Merged with MFS® Investors Growth Stock Fund)
Catalyst Insider Buying VA Fund (Formerly	MFS® Research International Portfolio (Merged with
Huntington VA Situs Fund)	MFS® Research International Fund)
Lord Abbett Fundamental Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
Lord Abbett Calibrated Dividend Growth Fund	(Merged with Columbia Variable Portfolio- Large Cap
Lord Abbett Bond Debenture Fund	Growth Fund II and Variable Portfolio- Large Cap Growth
Lord Abbett Growth and Income Fund	Fund III)
MFS® Growth Fund	Columbia Variable Portfolio - Select International Equity
MFS® Global Equity Fund	Fund (Merged with Columbia Variable Portfolio-
MFS® Investors Trust Fund	International Opportunities Fund)
MFS® Mid Cap Growth Fund	Variable Portfolio - Loomis Sayles Growth Fund (Merged
MFS® New Discovery Fund	with Variable Portfolio- Loomis Sayles Growth Fund II)
MFS® Total Return Fund	Sterling Capital Equity Income VIF
MFS® Value Fund	Sterling Capital Special Opportunities VIF
MFS® Total Return Bond Series	Sterling Capital Total Return Bond VIF
MFS® Research Fund	Huntington VA International Equity Fund
MFS® High Yield Portfolio

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2016, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2017

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,357,814	4,843,998	2,065,868	241,029	541,877	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,933,622	81,729	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,246,579	30,580,107	95,179,432
class S2	—	—	—	—	—	—	—	—	1,322,320	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	1,933,622	81,729	4,357,814	4,843,998	2,065,868	241,029	541,877	16,246,579	31,902,427	95,179,432
Due from Sponsor Company	—	—	6,696	—	—	—	—	—	—	—
Receivable for fund shares sold	73	3	—	15,793	180	19	53	5,873	10,201	19,903
Other assets	1	—	1	1	—	—	—	3	1	2
Total assets	1,933,696	81,732	4,364,511	4,859,792	2,066,048	241,048	541,930	16,252,455	31,912,629	95,199,337

Liabilities:
Due to Sponsor Company	73	3	—	15,793	180	19	53	5,873	10,201	19,903
Payable for fund shares purchased	—	—	6,696	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	73	3	6,696	15,793	180	20	53	5,873	10,201	19,903

Net assets:
For contract liabilities	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,357,815	4,843,999	2,065,868	241,028	541,877	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,933,623	81,729	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,246,582	30,580,107	95,179,434
class S2	—	—	—	—	—	—	—	—	1,322,321	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total contract liabilities	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	418,216	368,085	102,677	15,692	31,707	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	184,330	6,168	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,507,188	884,330	8,327,159
class S2	—	—	—	—	—	—	—	—	38,766	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—
Total shares	184,330	6,168	418,216	368,085	102,677	15,692	31,707	2,507,188	923,096	8,327,159

Cost	$1,313,129	$71,956	$4,716,994	$4,869,710	$1,860,299	$193,387	$525,362	$19,973,231	$27,368,585	$100,414,886

Deferred contracts in the accumulation period:
Units owned by participants #	102,221	5,234	320,168	683,948	96,375	15,201	69,760	9,727,608	2,066,708	71,567,414
Minimum unit fair value #*	$17.962488	$15.613557	$11.857161	$6.264086	$18.805470	$12.226389	$6.808571	$1.488128	$1.214340	$1.173264
Maximum unit fair value #*	$19.937244	$15.613557	$18.288255	$13.458962	$31.342038	$13.593127	$13.643058	$22.829904	$20.713025	$10.030434
Contract liability	$1,933,623	$81,729	$4,357,815	$4,773,323	$2,065,868	$203,329	$541,877	$16,038,069	$31,484,815	$94,264,767

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	10,467	—	2,873	—	119,561	35,765	668,716
Minimum unit fair value #*	$—	$—	$—	$6.752553	$—	$13.121332	$—	$1.683633	$1.349289	$1.327473
Maximum unit fair value #*	$—	$—	$—	$6.752553	$—	$13.121332	$—	$1.777541	$18.187751	$1.401525
Contract liability	$—	$—	$—	$70,676	$—	$37,699	$—	$208,513	$417,613	$914,667

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	24,561,112	40,552,639
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	140,836	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	580,339	24,355,468	32,798,373	19,791,309	—	—	55,417,811	—	—	—
class S2	—	9,852,757	62,879	3,563,353	1,847,282	7,639	778,270	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	580,339	34,208,225	32,861,252	23,354,662	1,847,282	7,639	56,196,081	140,836	24,561,112	40,552,639
Due from Sponsor Company	—	—	—	—	155	—	—	—	—	—
Receivable for fund shares sold	610	37,971	6,618	7,793	—	1	13,294	5	71	12,454
Other assets	—	—	—	2	—	—	4	—	—	—
Total assets	580,949	34,246,196	32,867,870	23,362,457	1,847,437	7,640	56,209,379	140,841	24,561,183	40,565,093

Liabilities:
Due to Sponsor Company	610	37,971	6,618	7,793	—	1	13,294	5	71	12,454
Payable for fund shares purchased	—	—	—	—	155	—	—	—	—	—
Other liabilities	2	1	—	—	—	—	—	—	3	—
Total liabilities	612	37,972	6,618	7,793	155	1	13,294	5	74	12,454

Net assets:
For contract liabilities	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	24,561,109	40,552,639
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	140,836	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	580,337	24,355,467	32,798,373	19,791,313	—	—	55,417,814	—	—	—
class S2	—	9,852,757	62,879	3,563,351	1,847,282	7,639	778,271	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,204,768	3,119,434
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	6,665	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	107,470	740,512	2,548,437	1,076,785	—	—	55,417,811	—	—	—
class S2	—	303,723	4,986	202,694	164,642	291	778,270	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	107,470	1,044,235	2,553,423	1,279,479	164,642	291	56,196,081	6,665	2,204,768	3,119,434

Cost	$592,703	$29,448,117	$32,113,995	$22,405,035	$1,921,025	$4,545	$56,196,081	$110,283	$25,164,168	$35,292,517

Deferred contracts in the accumulation period:
Units owned by participants #	163,765	11,440,772	13,670,894	1,080,665	144,195	424	5,935,050	7,027	2,026,052	2,768,361
Minimum unit fair value #*	$1.791793	$2.007939	$2.153119	$15.812308	$12.181854	$18.028771	$9.072730	$19.061376	$10.690698	$13.315411
Maximum unit fair value #*	$20.889556	$17.676996	$19.729228	$25.318699	$13.598736	$18.028771	$9.835884	$21.179596	$13.232531	$20.529468
Contract liability	$577,263	$34,158,845	$32,648,777	$23,308,715	$1,847,282	$7,639	$55,850,375	$140,836	$24,312,400	$40,372,289

Contracts in payout (annuitization) period:
Units owned by participants #	1,524	20,990	84,724	1,980	—	—	36,250	—	20,060	12,197
Minimum unit fair value #*	$2.016745	$2.271717	$2.435986	$22.785921	$—	$—	$9.421192	$—	$12.067454	$14.588388
Maximum unit fair value #*	$2.016745	$2.398449	$2.571879	$23.863795	$—	$—	$9.540318	$—	$12.572050	$15.147233
Contract liability	$3,074	$49,379	$212,475	$45,949	$—	$—	$345,710	$—	$248,709	$180,350

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,334,454
class 2	148,582,359	84,142,061	123,541,318	43,944,517	375,951,329	337,129,144	75,344,607	28,455,122	31,146,911	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	148,582,359	84,142,061	123,541,318	43,944,517	375,951,329	337,129,144	75,344,607	28,455,122	31,146,911	4,334,454
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	43,715	24,926	61,499	5,474	172,782	147,755	14,496	3,717	3,099	2,669
Other assets	—	4	—	—	—	—	5	3	—	3
Total assets	148,626,074	84,166,991	123,602,817	43,949,991	376,124,111	337,276,899	75,359,108	28,458,842	31,150,010	4,337,126

Liabilities:
Due to Sponsor Company	43,715	24,926	61,499	5,474	172,782	147,755	14,496	3,717	3,099	2,669
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	1	—	5	4	—	—	3	—
Total liabilities	43,716	24,926	61,500	5,474	172,787	147,759	14,496	3,717	3,102	2,669

Net assets:
For contract liabilities	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,334,457
class 2	148,582,358	84,142,065	123,541,317	43,944,517	375,951,324	337,129,140	75,344,612	28,455,125	31,146,908	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

Shares:
class 1	—	—	—	—	—	—	—	—	—	283,113
class 2	6,914,023	6,283,948	11,578,380	1,842,537	5,617,922	7,662,026	4,495,502	1,456,250	1,579,458	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	6,914,023	6,283,948	11,578,380	1,842,537	5,617,922	7,662,026	4,495,502	1,456,250	1,579,458	283,113

Cost	$117,028,450	$69,466,310	$126,244,853	$39,862,454	$329,771,561	$295,541,878	$78,782,708	$26,849,753	$30,658,111	$4,000,291

Deferred contracts in the accumulation period:
Units owned by participants #	7,384,092	44,817,515	7,970,744	2,098,597	18,871,007	15,502,787	4,999,563	1,137,820	1,439,983	1,829,468
Minimum unit fair value #*	$17.884670	$1.658023	$11.835007	$14.877233	$14.321718	$19.251775	$10.606094	$15.740655	$16.168383	$1.635630
Maximum unit fair value #*	$24.277941	$24.128677	$17.763289	$26.170007	$27.055256	$26.908014	$18.374685	$30.971190	$26.561986	$23.164823
Contract liability	$146,637,214	$82,979,547	$122,283,213	$43,653,494	$372,823,713	$333,918,460	$74,734,329	$28,258,484	$30,983,488	$4,287,887

Contracts in payout (annuitization) period:
Units owned by participants #	90,842	603,781	78,249	13,446	139,674	138,824	36,561	7,346	6,904	25,295
Minimum unit fair value #*	$19.962059	$1.877291	$14.944131	$18.280241	$16.187178	$21.451573	$13.162073	$24.608585	$18.583519	$1.841082
Maximum unit fair value #*	$24.277941	$1.983714	$17.763289	$26.170007	$27.055256	$26.908014	$18.086392	$29.036688	$26.561986	$1.841082
Contract liability	$1,945,144	$1,162,518	$1,258,104	$291,023	$3,127,611	$3,210,680	$610,283	$196,641	$163,420	$46,570

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$652,176	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,599	—	—	—	—	—	—	162,087,059	326,498,089	21,434,365
class 4	—	—	—	—	—	—	—	1,261,868	36,044,853	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,750,450	15,545,761	13,298,986	581,883	337,302	109,811	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	658,775	1,750,450	15,545,761	13,298,986	581,883	337,302	109,811	163,348,927	362,542,942	21,434,365
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	64	27,583	2,660	23,946	59	37	4	55,264	116,901	2,927
Other assets	1	—	—	—	—	1	—	2	—	3
Total assets	658,840	1,778,033	15,548,421	13,322,932	581,942	337,340	109,815	163,404,193	362,659,843	21,437,295

Liabilities:
Due to Sponsor Company	64	27,583	2,660	23,946	59	37	4	55,264	116,901	2,927
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	2	2	—	—	1	—	5	—
Total liabilities	64	27,586	2,662	23,948	59	37	5	55,264	116,906	2,927

Net assets:
For contract liabilities	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

Contract Liabilities:
class 1	$652,177	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,599	—	—	—	—	—	—	162,087,059	326,498,084	21,434,368
class 4	—	—	—	—	—	—	—	1,261,870	36,044,853	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,750,447	15,545,759	13,298,984	581,883	337,303	109,810	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

Shares:
class 1	29,377	—	—	—	—	—	—	—	—	—
class 2	309	—	—	—	—	—	—	6,512,136	21,228,745	1,226,222
class 4	—	—	—	—	—	—	—	50,515	2,294,389	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	29,953	479,068	402,634	36,689	27,580	10,001	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	29,686	29,953	479,068	402,634	36,689	27,580	10,001	6,562,651	23,523,134	1,226,222

Cost	$736,199	$1,642,413	$11,930,517	$11,155,925	$358,143	$324,931	$115,223	$136,257,332	$352,978,493	$20,786,794

Deferred contracts in the accumulation period:
Units owned by participants #	410,201	106,492	895,023	778,194	32,475	17,469	7,390	6,695,250	17,802,291	1,299,349
Minimum unit fair value #*	$1.222334	$14.409668	$14.635136	$15.253100	$15.048873	$16.170902	$14.801054	$17.943392	$12.987561	$14.826187
Maximum unit fair value #*	$26.489160	$24.658961	$25.080544	$27.121828	$29.841260	$26.530138	$14.968580	$27.221777	$23.783499	$19.819755
Contract liability	$658,776	$1,692,692	$15,465,157	$13,291,725	$581,883	$332,255	$109,810	$161,614,122	$357,814,110	$21,272,582

Contracts in payout (annuitization) period:
Units owned by participants #	—	3,835	5,084	433	—	299	—	68,813	217,955	9,484
Minimum unit fair value #*	$—	$15.060705	$15.707391	$16.370606	$—	$16.901476	$—	$24.291859	$14.000562	$16.738876
Maximum unit fair value #*	$—	$15.060705	$16.272559	$16.959675	$—	$16.901476	$—	$25.657230	$22.416677	$17.629724
Contract liability	$—	$57,755	$80,602	$7,259	$—	$5,048	$—	$1,734,807	$4,728,827	$161,786

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$88,539,576	$—	$13,220,880	$—	$—	$—	$—
class 2	855,301	43,659,161	10,830,969	448,241	183,847,054	—	60,053,199	100,611,742	56,677,475	8,962,114
class 4	—	2,113,057	3,913,006	19,505,383	23,569,246	1,692,776	4,883,657	10,318,455	5,140,875	1,117,850
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	855,301	45,772,218	14,743,975	108,493,200	207,416,300	14,913,656	64,936,856	110,930,197	61,818,350	10,079,964
Due from Sponsor Company	—	—	470	—	—	—	—	—	—	—
Receivable for fund shares sold	65	26,282	—	96,911	88,301	1,344	18,879	33,677	15,493	883
Other assets	—	—	—	—	—	—	2	—	—	—
Total assets	855,366	45,798,500	14,744,445	108,590,111	207,504,601	14,915,000	64,955,737	110,963,874	61,833,843	10,080,847

Liabilities:
Due to Sponsor Company	65	26,282	—	96,911	88,301	1,344	18,879	33,677	15,493	883
Payable for fund shares purchased	—	—	470	—	—	—	—	—	—	—
Other liabilities	2	—	3	2	4	—	—	—	4	—
Total liabilities	67	26,282	473	96,913	88,305	1,344	18,879	33,677	15,497	883

Net assets:
For contract liabilities	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

Contract Liabilities:
class 1	$—	$—	$—	$88,539,573	$—	$13,220,879	$—	$—	$—	$—
class 2	855,299	43,659,161	10,830,967	448,241	183,847,051	—	60,053,201	100,611,742	56,677,472	8,962,115
class 4	—	2,113,057	3,913,005	19,505,384	23,569,245	1,692,777	4,883,657	10,318,455	5,140,874	1,117,849
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

Shares:
class 1	—	—	—	8,041,741	—	1,781,790	—	—	—	—
class 2	55,467	2,683,415	559,451	42,128	9,155,730	—	4,412,432	7,343,923	2,875,569	1,521,581
class 4	—	125,702	198,227	1,789,485	1,165,064	229,063	356,211	746,092	256,531	196,114
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	55,467	2,809,117	757,678	9,873,354	10,320,794	2,010,853	4,768,643	8,090,015	3,132,100	1,717,695

Cost	$869,710	$55,750,704	$13,673,306	$118,124,878	$173,939,028	$18,316,552	$67,349,364	$99,074,490	$60,933,516	$15,105,033

Deferred contracts in the accumulation period:
Units owned by participants #	36,800	2,891,547	852,417	5,596,975	9,646,193	917,182	4,934,973	7,039,565	2,283,180	637,100
Minimum unit fair value #*	$18.169348	$10.637417	$15.306266	$11.598931	$12.970943	$6.789681	$8.905537	$10.601385	$13.478282	$14.285109
Maximum unit fair value #*	$23.224410	$24.301278	$28.608376	$25.278375	$28.383954	$22.881541	$16.202009	$19.403504	$33.074619	$21.023945
Contract liability	$834,344	$45,510,108	$14,722,583	$107,126,208	$205,337,974	$14,867,716	$64,420,883	$109,942,099	$61,394,009	$10,057,783

Contracts in payout (annuitization) period:
Units owned by participants #	943	13,080	1,226	61,513	83,841	2,938	35,830	55,637	16,410	1,401
Minimum unit fair value #*	$22.230034	$12.122657	$16.562961	$13.334530	$13.982886	$7.287251	$13.059425	$15.937966	$14.529693	$14.930492
Maximum unit fair value #*	$22.230034	$21.942452	$19.631823	$23.699767	$26.610994	$21.452164	$14.994380	$18.191343	$31.173690	$16.699586
Contract liability	$20,955	$262,110	$21,389	$1,366,990	$2,078,322	$45,940	$515,975	$988,098	$424,337	$22,181

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	234,427	—	—	—	—	—	—	—	—	—
class 4	13,103,666	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,720,636	90,638,998	90,632,925	69,672,951	—	230,784	11,284,081	22,359,219	6,770,155
class IB	—	8,094,318	20,827,613	18,897,083	14,896,804	97,536	673,097	196,052	981,755	483,599
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	13,338,093	12,814,954	111,466,611	109,530,008	84,569,755	97,536	903,881	11,480,133	23,340,974	7,253,754
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	24,262	2,748	79,097	77,004	106,276	8	136	26,384	33,491	5,583
Other assets	—	—	—	4	—	—	—	2	—	—
Total assets	13,362,355	12,817,702	111,545,708	109,607,016	84,676,031	97,544	904,017	11,506,519	23,374,465	7,259,337

Liabilities:
Due to Sponsor Company	24,262	2,748	79,097	77,004	106,276	8	136	26,384	33,491	5,583
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	3	—	5	—	6	—	—	1
Total liabilities	24,262	2,748	79,100	77,004	106,281	8	142	26,384	33,491	5,584

Net assets:
For contract liabilities	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	234,426	—	—	—	—	—	—	—	—	—
class 4	13,103,667	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	4,720,636	90,638,997	90,632,928	69,672,948	—	230,782	11,284,084	22,359,218	6,770,155
class IB	—	8,094,318	20,827,611	18,897,084	14,896,802	97,536	673,093	196,051	981,756	483,598
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	14,426	—	—	—	—	—	—	—	—	—
class 4	787,954	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	171,910	8,173,038	2,155,361	3,152,622	—	10,424	789,096	749,555	834,791
class IB	—	290,535	1,888,270	455,351	676,820	4,735	30,665	13,836	34,160	60,601
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	802,380	462,445	10,061,308	2,610,712	3,829,442	4,735	41,089	802,932	783,715	895,392

Cost	$14,322,855	$10,671,929	$111,618,129	$106,440,973	$76,568,074	$83,364	$861,885	$10,893,909	$22,513,270	$7,535,083

Deferred contracts in the accumulation period:
Units owned by participants #	971,278	4,301,091	18,125,588	11,984,429	8,487,062	20,225	221,110	671,240	1,434,026	453,677
Minimum unit fair value #*	$10.652979	$1.363406	$1.372849	$1.931537	$1.966110	$4.589350	$1.139425	$2.370035	$2.597749	$2.253645
Maximum unit fair value #*	$14.818066	$20.305603	$13.939909	$26.022870	$25.780508	$4.857765	$23.269366	$27.932790	$28.097800	$21.572215
Contract liability	$13,316,873	$12,664,418	$111,091,135	$109,251,395	$84,206,106	$97,536	$840,976	$11,279,876	$23,311,716	$7,240,821

Contracts in payout (annuitization) period:
Units owned by participants #	1,520	86,388	203,706	103,204	130,115	—	16,407	13,201	1,760	1,882
Minimum unit fair value #*	$13.581119	$1.534692	$1.545239	$2.174182	$2.213107	$—	$2.738485	$2.431438	$16.625537	$2.253645
Maximum unit fair value #*	$14.069697	$1.869573	$12.611786	$14.962501	$17.190838	$—	$12.875433	$18.153649	$16.625537	$17.284884
Contract liability	$21,220	$150,536	$375,473	$278,617	$363,644	$—	$62,899	$200,259	$29,258	$12,932

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,777,162	1,356,315	—	—	54,003,991	1,159,071	1,100,911	722,145	3,307,276	1,087,442
class IB	2,945,859	319,137	708,498	416,876	3,720,562	1,566,905	59,951	5,912,304	1,400,965	294,646
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	6,723,021	1,675,452	708,498	416,876	57,724,553	2,725,976	1,160,862	6,634,449	4,708,241	1,382,088
Due from Sponsor Company	—	29,308	—	—	—	—	—	—	—	—
Receivable for fund shares sold	6,653	—	130	50	9,768	231	104	1,416	353	2,729
Other assets	2	1	—	—	2	—	—	—	—	—
Total assets	6,729,676	1,704,761	708,628	416,926	57,734,323	2,726,207	1,160,966	6,635,865	4,708,594	1,384,817

Liabilities:
Due to Sponsor Company	6,653	—	130	50	9,768	231	104	1,416	353	2,729
Payable for fund shares purchased	—	29,308	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	4	—	2
Total liabilities	6,653	29,308	130	51	9,768	231	105	1,420	353	2,731

Net assets:
For contract liabilities	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,777,162	1,356,316	—	—	54,003,992	1,159,072	1,100,910	722,142	3,307,276	1,087,440
class IB	2,945,861	319,137	708,498	416,875	3,720,563	1,566,904	59,951	5,912,303	1,400,965	294,646
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	267,126	168,906	—	—	5,378,883	71,725	41,125	10,691	321,094	71,215
class IB	205,860	39,942	21,360	35,002	371,314	104,113	2,295	87,550	136,281	19,308
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	472,986	208,848	21,360	35,002	5,750,197	175,838	43,420	98,241	457,375	90,523

Cost	$5,957,803	$1,730,752	$567,271	$437,955	$57,541,265	$3,181,361	$1,123,720	$4,854,033	$4,825,579	$1,079,364

Deferred contracts in the accumulation period:
Units owned by participants #	1,186,032	89,432	85,844	33,243	51,189,329	688,299	69,179	3,331,051	591,593	122,765
Minimum unit fair value #*	$1.473875	$16.148179	$7.919670	$2.607701	$0.815543	$1.854234	$2.762886	$1.339786	$1.120786	$2.103971
Maximum unit fair value #*	$17.001076	$29.358879	$7.919670	$30.313621	$9.751182	$23.769976	$33.411557	$25.669399	$11.642669	$24.842421
Contract liability	$6,627,246	$1,675,453	$679,853	$416,875	$56,862,452	$2,704,253	$1,160,861	$6,535,471	$4,708,241	$1,379,571

Contracts in payout (annuitization) period:
Units owned by participants #	18,200	—	3,617	—	828,953	7,746	—	55,980	—	153
Minimum unit fair value #*	$1.659097	$—	$7.919670	$—	$0.917883	$2.087177	$—	$1.508169	$—	$16.420434
Maximum unit fair value #*	$10.396487	$—	$7.919670	$—	$1.070228	$15.115020	$—	$1.870023	$—	$16.420434
Contract liability	$95,777	$—	$28,645	$—	$862,103	$21,723	$—	$98,974	$—	$2,515

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,810,779	4,771,581	49,031,734	14,169,738
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	986,135	—	211,877	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,432,057	3,283,453	9,315,754	1,754,695	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,991,886	3,742,390
Total investments	3,991,886	3,742,390	1,432,057	3,283,453	9,315,754	1,754,695	26,796,914	4,771,581	49,243,611	14,169,738
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	900	969	13,987	2,390	27,075	988	11,026	478	10,921	1,498
Other assets	1	—	—	—	—	1	—	1	—	—
Total assets	3,992,787	3,743,359	1,446,044	3,285,843	9,342,829	1,755,684	26,807,940	4,772,060	49,254,532	14,171,236

Liabilities:
Due to Sponsor Company	900	969	13,987	2,390	27,075	988	11,026	478	10,921	1,498
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	1	—	4	1
Total liabilities	900	970	13,987	2,390	27,075	988	11,027	478	10,925	1,499

Net assets:
For contract liabilities	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,810,779	4,771,582	49,031,730	14,169,737
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	986,134	—	211,877	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,432,057	3,283,453	9,315,754	1,754,696	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	3,991,887	3,742,389
Total contract liabilities	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	665,913	256,675	1,917,549	1,780,118
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	26,248	—	8,381	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	78,254	226,915	780,214	47,786	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	321,926	277,214
Total shares	321,926	277,214	78,254	226,915	780,214	47,786	692,161	256,675	1,925,930	1,780,118

Cost	$3,960,694	$4,726,920	$1,376,126	$3,288,585	$8,824,690	$1,121,488	$23,229,603	$4,083,782	41,413,417	13,445,455

Deferred contracts in the accumulation period:
Units owned by participants #	715,299	1,452,940	69,743	183,230	566,673	116,670	1,892,970	217,130	3,071,260	1,567,657
Minimum unit fair value #*	$2.003790	$1.862571	$17.517395	$17.118379	$15.000996	$14.138575	$9.745322	$18.457035	$14.076730	$8.053161
Maximum unit fair value #*	$22.187111	$25.001494	$21.460226	$22.225112	$19.301595	$20.877488	$26.339016	$27.065192	$21.674837	$27.424652
Contract liability	$3,989,358	$3,740,541	$1,432,057	$3,283,453	$9,299,088	$1,754,696	$26,672,109	$4,733,982	$48,784,217	$14,122,914

Contracts in payout (annuitization) period:
Units owned by participants #	1,141	859	—	—	999	—	7,696	1,633	26,777	4,971
Minimum unit fair value #*	$2.217119	$2.150676	$—	$—	$16.677504	$—	$10.956465	$20.939354	$15.661652	$8.961219
Maximum unit fair value #*	$2.217119	$2.150676	$—	$—	$16.677504	$—	$17.740869	$25.509704	$18.815519	$9.611318
Contract liability	$2,529	$1,848	$—	$—	$16,666	$—	$124,804	$37,600	$459,390	$46,823

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	36,378	443,861	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	200,286	—	—	705,620
class INIT	29,947,208	146,764,901	43,396,473	65,911,782	3,649,102	30,652,922	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	90,134	8,869,857	19,756,523	12,687,744	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	30,037,342	155,634,758	63,152,996	78,599,526	3,649,102	30,652,922	200,286	36,378	443,861	705,620
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,534	83,005	53,179	33,157	371	10,895	8	5	52	27
Other assets	1	—	2	2	—	—	—	—	—	—
Total assets	30,044,877	155,717,763	63,206,177	78,632,685	3,649,473	30,663,817	200,294	36,383	443,913	705,647

Liabilities:
Due to Sponsor Company	7,534	83,005	53,179	33,157	371	10,895	8	5	52	27
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	—	—	1	1	1	—	1	—
Total liabilities	7,534	83,008	53,179	33,157	372	10,896	9	5	53	27

Net assets:
For contract liabilities	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	36,378	443,860	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	200,285	—	—	705,620
class INIT	29,947,209	146,764,898	43,396,477	65,911,784	3,649,101	30,652,921	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	90,134	8,869,857	19,756,521	12,687,744	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	2,243	33,248	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	14,980	—	—	63,398
class INIT	1,850,878	6,331,532	2,296,110	5,035,277	140,350	5,303,274	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	6,005	388,858	1,062,750	985,839	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	1,856,883	6,720,390	3,358,860	6,021,116	140,350	5,303,274	14,980	2,243	33,248	63,398

Cost	$29,150,126	$137,715,235	$50,525,161	$77,555,638	$3,340,214	$32,192,646	$219,835	$32,659	$392,009	$615,416

Deferred contracts in the accumulation period:
Units owned by participants #	1,470,881	8,024,407	2,643,772	5,745,058	185,613	2,733,996	16,468	2,138	23,745	40,661
Minimum unit fair value #*	$14.288949	$13.232588	$15.668935	$11.126432	$18.018529	$10.740269	$12.112325	$16.965646	$15.491046	$16.574538
Maximum unit fair value #*	$30.253960	$24.211592	$31.754275	$15.134810	$23.259555	$11.501580	$12.220278	$17.122152	$25.150778	$17.538930
Contract liability	$29,736,555	$154,306,803	$62,940,274	$78,543,266	$3,643,860	$30,407,802	$200,285	$36,378	$443,860	$705,620

Contracts in payout (annuitization) period:
Units owned by participants #	12,702	62,415	7,552	4,039	263	21,810	—	—	—	—
Minimum unit fair value #*	$16.252420	$14.711773	$17.420506	$13.770157	$19.926262	$11.163325	$—	$—	$—	$—
Maximum unit fair value #*	$28.133471	$22.699421	$29.929332	$14.266869	$19.926262	$11.301367	$—	$—	$—	$—
Contract liability	$300,788	$1,327,952	$212,724	$56,262	$5,241	$245,119	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$1,929,598	$7,528,291	$6,004,459	$6,786,779
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	43,794	247,564	1,299,458	—	—	—	—	—	—	—
class III	—	—	—	—	—	559,679	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	950,109	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	126,670	—	—	—	—	—
class - N/A
Total investments	43,794	247,564	1,299,458	950,109	126,670	559,679	1,929,598	7,528,291	6,004,459	6,786,779
Due from Sponsor Company	—	—	—	—	—	—	—	25,556	—	—
Receivable for fund shares sold	4	26	2,730	80	29	23	941	—	1,651	1,131
Other assets	—	—	—	—	1	—	1	1	1	—
Total assets	43,798	247,590	1,302,188	950,189	126,700	559,702	1,930,540	7,553,848	6,006,111	6,787,910

Liabilities:
Due to Sponsor Company	4	26	2,730	80	29	23	941	—	1,651	1,131
Payable for fund shares purchased	—	—	—	—	—	—	—	25,556	—	—
Other liabilities	—	2	—	1	—	—	—	—	—	—
Total liabilities	4	28	2,730	81	29	23	941	25,556	1,651	1,131

Net assets:
For contract liabilities	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599	$7,528,292	$6,004,460	$6,786,779

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$1,929,599	$7,528,292	$6,004,460	$6,786,779
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	43,794	247,562	1,299,458	—	—	—	—	—	—	—
class III	—	—	—	—	—	559,679	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	950,108	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	126,671	—	—	—	—	—
class - N/A
Total contract liabilities	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,929,599	$7,528,292	$6,004,460	$6,786,779

Shares:
class 1	—	—	—	—	—	—	135,601	340,339	794,241	323,642
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,116	10,463	151,983	—	—	—	—	—	—	—
class III	—	—	—	—	—	65,383	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	56,219	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	4,917	—	—	—	—	—
class - N/A
Total shares	4,116	10,463	151,983	56,219	4,917	65,383	135,601	340,339	794,241	323,642

Cost	$41,608	$271,784	$1,610,004	$820,240	$163,213	$577,745	$2,013,109	$5,137,098	$7,033,213	$4,973,841

Deferred contracts in the accumulation period:
Units owned by participants #	4,051	17,208	99,265	53,924	9,787	36,553	1,022,239	548,805	540,980	514,387
Minimum unit fair value #*	$10.810072	$13.963132	$11.972368	$15.805692	$11.631839	$14.443338	$1.408147	$13.115961	$10.598072	$12.787005
Maximum unit fair value #*	$10.810072	$14.666750	$22.223469	$27.000785	$13.086696	$16.568841	$18.516623	$13.959804	$11.048118	$13.304866
Contract liability	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$1,921,219	$7,471,180	$5,883,577	$6,723,577

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	5,287	4,091	10,942	4,750
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.585011	$13.959804	$11.048118	$13.304866
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.585011	$13.959804	$11.048118	$13.304866
Contract liability	$—	$—	$—	$—	$—	$—	$8,380	$57,112	$120,883	$63,202

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	12,444,851	694,956	1,939,236	114,925	294,528
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	543,614	4,470,277	1,126,234	4,535,693	284,263	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	543,614	4,470,277	1,126,234	4,535,693	284,263	12,444,851	694,956	1,939,236	114,925	294,528
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,695	1,128	150	18,417	23	50,073	71	74	10	30
Other assets	—	3	—	—	1	1	1	—	—	1
Total assets	545,309	4,471,408	1,126,384	4,554,110	284,287	12,494,925	695,028	1,939,310	114,935	294,559

Liabilities:
Due to Sponsor Company	1,695	1,128	150	18,417	23	50,073	71	74	10	30
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	—
Total liabilities	1,695	1,128	151	18,417	23	50,073	71	74	10	30

Net assets:
For contract liabilities	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852	$694,957	$1,939,236	$114,925	$294,529

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	12,444,852	694,957	1,939,236	114,925	294,529
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	543,614	4,470,280	1,126,233	4,535,693	284,264	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852	$694,957	$1,939,236	$114,925	$294,529

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	2,050,223	41,564	250,871	12,174	23,887
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	11,389	129,050	40,051	190,977	22,087	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total shares	11,389	129,050	40,051	190,977	22,087	2,050,223	41,564	250,871	12,174	23,887

Cost	$574,971	$3,678,782	$1,017,331	$3,431,094	$254,006	$13,638,024	$646,479	$1,925,162	$114,282	$261,837

Deferred contracts in the accumulation period:
Units owned by participants #	29,421	317,145	63,862	222,152	18,626	929,770	45,602	184,130	13,704	32,659
Minimum unit fair value #*	$13.046402	$12.749398	$16.201396	$18.487068	$12.692256	$12.193843	$14.273350	$10.485674	$7.786036	$8.231469
Maximum unit fair value #*	$22.461588	$21.201731	$24.640162	$30.160068	$14.110975	$18.282990	$21.423602	$10.543823	$13.897450	$14.283355
Contract liability	$415,730	$4,470,280	$1,126,233	$4,535,693	$256,913	$12,444,852	$694,957	$1,939,236	$110,301	$294,529

Contracts in payout (annuitization) period:
Units owned by participants #	9,134	—	—	—	1,958	—	—	—	558	—
Minimum unit fair value #*	$14.001323	$—	$—	$—	$13.621293	$—	$—	$—	$8.283132	$—
Maximum unit fair value #*	$14.001323	$—	$—	$—	$14.110975	$—	$—	$—	$8.283132	$—
Contract liability	$127,884	$—	$—	$—	$27,351	$—	$—	$—	$4,624	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	134,456	438,441	8,191	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	276,555	—	—	—	—	133,075	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	54,272
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		35,591,636	4,941,254	5,729,698	3,791,921
Total investments	276,555	35,591,636	4,941,254	5,729,698	3,791,921	133,075	134,456	438,441	8,191	54,272
Due from Sponsor Company	—	—	—	—	4,920	—	—	—	—	—
Receivable for fund shares sold	25	28,324	669	5,017	—	4	5	17	1	5
Other assets	—	—	—	—	—	1	—	—	—	—
Total assets	276,580	35,619,960	4,941,923	5,734,715	3,796,841	133,080	134,461	438,458	8,192	54,277

Liabilities:
Due to Sponsor Company	25	28,324	669	5,017	—	4	5	17	1	5
Payable for fund shares purchased	—	—	—	—	4,920	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	—	2
Total liabilities	25	28,325	669	5,017	4,921	4	5	17	1	7

Net assets:
For contract liabilities	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920	$133,076	$134,456	$438,441	$8,191	$54,270

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	134,456	438,441	8,191	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	276,555	—	—	—	—	133,076	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	54,270
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		35,591,635	4,941,254	5,729,698	3,791,920
Total contract liabilities	$276,555	$35,591,635	$4,941,254	$5,729,698	$3,791,920	$133,076	$134,456	$438,441	$8,191	$54,270

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	13,286	54,737	709	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	17,559	—	—	—	—	5,641	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	2,357
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A		3,283,361	182,874	295,345	345,348	—	—	—	—	—
Total shares	17,559	3,283,361	182,874	295,345	345,348	5,641	13,286	54,737	709	2,357

Cost	$271,164	$36,222,156	$3,419,733	$5,706,165	$4,025,217	$103,901	$145,191	$557,158	$8,710	$31,051

Deferred contracts in the accumulation period:
Units owned by participants #	13,471	2,521,872	205,876	225,303	144,613	5,229	11,674	37,054	838	15,002
Minimum unit fair value #*	$17.560846	$11.879324	$21.268551	$19.056887	$23.177079	$19.921254	$11.014586	$11.307594	$9.777967	$2.008202
Maximum unit fair value #*	$29.125454	$20.872456	$36.407410	$55.341279	$40.787749	$25.971361	$11.651192	$12.167133	$9.777967	$21.619448
Contract liability	$276,555	$35,029,469	$4,890,710	$5,714,286	$3,728,079	$133,076	$134,456	$438,441	$8,191	$54,270

Contracts in payout (annuitization) period:
Units owned by participants #	—	39,658	2,146	613	2,487	—	—	—	—	—
Minimum unit fair value #*	$—	$14.175293	$23.552269	$25.154237	$25.665526	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$14.175293	$23.552269	$25.154237	$25.665526	$—	$—	$—	$—	$—
Contract liability	$—	$562,166	$50,544	$15,412	$63,841	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	21,280	34,023	662,585	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	133,406	44,593	12,396	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	15,013,572	2,225,493
class S2	—	—	—	—	—	—	1,494,721	218,390	332,926	461,952
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	133,406	44,593	12,396	21,280	34,023	662,585	1,494,721	218,390	15,346,498	2,687,445
Due from Sponsor Company	—	—	—	4	—	—	—	—	—	—
Receivable for fund shares sold	13	4	1	—	3	46	121	25	2,663	2,396
Other assets	—	—	—	—	—	1	2	—	—	1
Total assets	133,419	44,597	12,397	21,284	34,026	662,632	1,494,844	218,415	15,349,161	2,689,842

Liabilities:
Due to Sponsor Company	13	4	1	—	3	46	121	25	2,663	2,396
Payable for fund shares purchased	—	—	—	4	—	—	—	—	—	—
Other liabilities	—	2	—	—	—	—	—	—	1	—
Total liabilities	13	6	1	4	3	46	121	25	2,664	2,396

Net assets:
For contract liabilities	$133,406	$44,591	$12,396	$21,280	$34,023	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	21,280	34,023	662,586	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	133,406	44,591	12,396	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	15,013,572	2,225,494
class S2	—	—	—	—	—	—	1,494,723	218,390	332,925	461,952
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$133,406	$44,591	$12,396	$21,280	$34,023	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	1,252	4,799	34,014	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	3,058	1,661	2,152	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	280,209	455,111
class S2	—	—	—	—	—	—	71,109	11,729	6,407	95,642
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,058	1,661	2,152	1,252	4,799	34,014	71,109	11,729	286,616	550,753

Cost	$71,586	$31,011	$12,175	$18,874	$40,425	$648,376	$1,317,354	$172,058	$12,275,799	$2,894,205

Deferred contracts in the accumulation period:
Units owned by participants #	59,250	24,960	11,950	1,385	14,120	276,057	80,338	9,115	977,199	193,225
Minimum unit fair value #*	$1.492264	$1.642440	$0.964520	$15.365722	$2.409606	$2.222184	$16.122219	$22.663606	$14.328391	$13.208587
Maximum unit fair value #*	$12.087007	$1.824867	$1.082783	$15.365722	$2.409606	$2.279705	$27.342024	$26.135580	$16.470522	$14.133531
Contract liability	$110,521	$44,591	$12,396	$21,280	$34,023	$628,458	$1,494,723	$218,390	$15,123,407	$2,668,598

Contracts in payout (annuitization) period:
Units owned by participants #	1,893	—	—	—	—	14,970	—	—	14,074	1,356
Minimum unit fair value #*	$12.087007	$—	$—	$—	$—	$2.279705	$—	$—	$15.679516	$13.896415
Maximum unit fair value #*	$12.087007	$—	$—	$—	$—	$2.279705	$—	$—	$16.000542	$13.930024
Contract liability	$22,885	$—	$—	$—	$—	$34,128	$—	$—	$223,090	$18,848

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$875,987	$782,405	$—	$6,814,860	$—	$—	$—	$—	$—
class 2	25,604	8,482	58,721	7,306	119,905	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	4,462,377	35,259,017	10,994,668	5,834,752	22,126,931
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	25,604	884,469	841,126	7,306	6,934,765	4,462,377	35,259,017	10,994,668	5,834,752	22,126,931
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3	90	80	1	20,247	183	41,031	1,597	884	40,044
Other assets	—	—	—	1	1	2	2	—	2	—
Total assets	25,607	884,559	841,206	7,308	6,955,013	4,462,562	35,300,050	10,996,265	5,835,638	22,166,975

Liabilities:
Due to Sponsor Company	3	90	80	1	20,247	183	41,031	1,597	884	40,044
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	1	—	1
Total liabilities	3	90	80	1	20,247	183	41,031	1,598	884	40,045

Net assets:
For contract liabilities	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930

Contract Liabilities:
class 1	$—	$875,987	$782,405	$—	$6,814,861	$—	$—	$—	$—	$—
class 2	25,604	8,482	58,721	7,307	119,905	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	4,462,379	35,259,019	10,994,667	5,834,754	22,126,930
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930

Shares:
class 1	—	198,637	91,940	—	277,027	—	—	—	—	—
class 2	1,336	1,906	7,049	282	4,860	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	108,600	4,803,681	1,377,778	616,130	2,397,284
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,336	200,543	98,989	282	281,887	108,600	4,803,681	1,377,778	616,130	2,397,284

Cost	$18,245	$976,751	$814,336	$6,178	$5,421,203	$4,154,123	$38,360,989	$11,736,232	$6,289,602	$22,984,563

Deferred contracts in the accumulation period:
Units owned by participants #	5,133	646,667	47,614	280	390,053	199,812	4,883,341	700,581	333,223	2,005,377
Minimum unit fair value #*	$2.132126	$1.032935	$2.338505	$26.058826	$16.737469	$8.258880	$6.871614	$13.708965	$15.230809	$10.110195
Maximum unit fair value #*	$21.370472	$14.688577	$19.125668	$26.058826	$18.824251	$26.757917	$7.430450	$21.174688	$26.627915	$12.679373
Contract liability	$25,604	$884,469	$841,126	$7,307	$6,934,766	$4,462,379	$35,259,019	$10,952,512	$5,737,236	$22,082,435

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	2,869	5,974	4,042
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$14.693617	$16.324750	$10.836238
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$14.693617	$16.324750	$11.218570
Contract liability	$—	$—	$—	$—	$—	$—	$—	$42,155	$97,518	$44,495

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,047,315	7,883,384	2,472,319	6,726,619	45,226,398	24,549,345	25,959,832	3,954,962	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	4,652,447	6,458,278
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total investments	2,047,315	7,883,384	2,472,319	6,726,619	45,226,398	24,549,345	25,959,832	3,954,962	4,652,447	6,458,278
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	951	2,473	377	595	85,803	28,262	27,184	426	25,903	1,271
Other assets	—	—	1	1	1	—	2	—	—	—
Total assets	2,048,266	7,885,857	2,472,697	6,727,215	45,312,202	24,577,607	25,987,018	3,955,388	4,678,350	6,459,549

Liabilities:
Due to Sponsor Company	951	2,473	377	595	85,803	28,262	27,184	426	25,903	1,271
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	1	1	1
Total liabilities	951	2,473	377	595	85,803	28,262	27,184	427	25,904	1,272

Net assets:
For contract liabilities	$2,047,315	$7,883,384	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,047,315	7,883,384	2,472,320	6,726,620	45,226,399	24,549,345	25,959,834	3,954,961	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	4,652,446	6,458,277
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A
Total contract liabilities	$2,047,315	$7,883,384	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	239,452	1,316,091	389,956	1,076,259	6,862,883	3,179,967	3,880,393	743,414	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	214,695	419,914
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	239,452	1,316,091	389,956	1,076,259	6,862,883	3,179,967	3,880,393	743,414	214,695	419,914

Cost	$2,187,560	$8,577,772	$2,697,546	$7,611,008	$54,329,295	$28,170,896	$29,165,331	$4,257,488	$4,989,780	$7,296,591

Deferred contracts in the accumulation period:
Units owned by participants #	193,709	605,401	173,530	583,571	2,791,864	1,489,442	2,645,345	384,396	408,193	608,407
Minimum unit fair value #*	$9.941990	$11.457378	$12.724575	$10.158715	$14.264192	$14.487341	$8.770467	$8.848916	$10.917513	$10.350730
Maximum unit fair value #*	$11.429702	$20.526922	$21.713731	$21.730641	$27.618829	$24.647958	$17.003143	$15.904152	$11.203845	$10.632399
Contract liability	$2,032,044	$7,816,900	$2,470,264	$6,714,405	$45,122,736	$24,288,931	$25,922,683	$3,937,626	$4,528,956	$6,405,874

Contracts in payout (annuitization) period:
Units owned by participants #	1,421	5,387	151	1,122	6,751	16,771	3,890	1,828	11,047	4,939
Minimum unit fair value #*	$10.748745	$12.280361	$13.638608	$10.888576	$15.355257	$15.527918	$9.400587	$9.484615	$11.128916	$10.561281
Maximum unit fair value #*	$10.748745	$12.713800	$13.638608	$10.888576	$15.355257	$15.527918	$9.732412	$9.484615	$11.203845	$10.632399
Contract liability	$15,271	$66,484	$2,056	$12,215	$103,663	$260,414	$37,151	$17,335	$123,490	$52,403

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2016

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account (7)(8)(9)	Sub-Account (10)(11)	Sub-Account (12)(13)

Assets:
Investments, at market value
class 1	$—	$6,752,146	$—	$4,794,952
class 2	—	—	5,001,617	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	9,488,547	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A
Total investments	9,488,547	6,752,146	5,001,617	4,794,952
Due from Sponsor Company	—	—	3,186	—
Receivable for fund shares sold	999	2,514	—	170
Other assets	—	—	—	—
Total assets	9,489,546	6,754,660	5,004,803	4,795,122

Liabilities:
Due to Sponsor Company	999	2,514	—	170
Payable for fund shares purchased	—	—	3,186	—
Other liabilities	—	—	—	—
Total liabilities	999	2,514	3,186	170

Net assets:
For contract liabilities	$9,488,547	$6,752,146	$5,001,617	$4,794,952

Contract Liabilities:
class 1	$—	$6,752,146	$—	$4,794,952
class 2	—	—	5,001,617	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	9,488,547	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A
Total contract liabilities	$9,488,547	$6,752,146	$5,001,617	$4,794,952

Shares:
class 1	—	516,219	—	218,449
class 2	—	—	399,490	—
class 4	—	—	—	—
class ADV	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	—	—	—	—
class II	—	—	—	—
class III	—	—	—	—
class INIT	700,779	—	—	—
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total shares	700,779	516,219	399,490	218,449

Cost	$10,702,360	$6,391,531	$5,146,676	$4,550,259

Deferred contracts in the accumulation period:
Units owned by participants #	1,018,189	631,984	503,936	446,489
Minimum unit fair value #*	$9.113093	$10.480645	$9.744961	$10.551696
Maximum unit fair value #*	$9.460449	$10.571146	$9.829212	$10.638654
Contract liability	$9,463,174	$6,658,745	$4,934,548	$4,733,706

Contracts in payout (annuitization) period:
Units owned by participants #	2,723	8,836	6,823	5,757
Minimum unit fair value #*	$9.307442	$10.571146	$9.829212	$10.638654
Maximum unit fair value #*	$9.370137	$10.571146	$9.829212	$10.638654
Contract liability	$25,373	$93,401	$67,069	$61,246

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(5) Funded as of November 18, 2016.
(6) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(8) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(9) Funded as of April 29, 2016.
(10) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(11) Funded as of April 29, 2016.
(12) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(13) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$32,146	$—	$83,740	$54,518	$5,983	$3,377	$—	$59,612	$242,157	$1,998,758

Expenses:
Administrative charges	—	—	—	—	—	—	—	(21,233)	(53,431)	(147,217)
Mortality and expense risk charges	(14,143)	(534)	(64,700)	(83,004)	(26,975)	(3,407)	(10,703)	(261,071)	(554,666)	(1,714,194)
Total expenses	(14,143)	(534)	(64,700)	(83,004)	(26,975)	(3,407)	(10,703)	(282,304)	(608,097)	(1,861,411)
Net investment income (loss)	18,003	(534)	19,040	(28,486)	(20,992)	(30)	(10,703)	(222,692)	(365,940)	137,347

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net gain (loss) on investments	355,751	3,806	121,832	(104,359)	383,331	21,363	(43,239)	2,462,441	2,971,063	(491,180)
Net increase (decrease) in net assets resulting from operations	$373,754	$3,272	$140,872	$(132,845)	$362,339	$21,333	$(53,942)	$2,239,749	$2,605,123	$(353,833)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$22,597	$486,964	$25,157	$—	$3,822	$82	$53,924	$2,062	$145,061	$734,897

Expenses:
Administrative charges	(615)	(38,432)	(45,174)	(46)	—	—	—	—	—	—
Mortality and expense risk charges	(12,722)	(562,782)	(576,487)	(416,881)	(31,237)	(122)	(956,666)	(891)	(497,849)	(737,919)
Total expenses	(13,337)	(601,214)	(621,661)	(416,927)	(31,237)	(122)	(956,666)	(891)	(497,849)	(737,919)
Net investment income (loss)	9,260	(114,250)	(596,504)	(416,927)	(27,415)	(40)	(902,742)	1,171	(352,788)	(3,022)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net gain (loss) on investments	37,249	(638,289)	4,125,389	2,631,745	222,570	888	—	25,541	692,908	2,233,081
Net increase (decrease) in net assets resulting from operations	$46,509	$(752,539)	$3,528,885	$2,214,818	$195,155	$848	$(902,742)	$26,712	$340,120	$2,230,059

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,360,901	$1,599,431	$2,149,716	$414,061	$2,855,764	$4,854,281	$1,057,394	$223,672	$78,393	$—

Expenses:
Administrative charges	(243,119)	(112,393)	(216,432)	(76,063)	(601,265)	(545,175)	(127,588)	(46,637)	(52,398)	—
Mortality and expense risk charges	(2,536,352)	(1,371,872)	(2,076,453)	(778,433)	(6,291,937)	(5,625,998)	(1,286,472)	(501,850)	(551,463)	(91,122)
Total expenses	(2,779,471)	(1,484,265)	(2,292,885)	(854,496)	(6,893,202)	(6,171,173)	(1,414,060)	(548,487)	(603,861)	(91,122)
Net investment income (loss)	(418,570)	115,166	(143,169)	(440,435)	(4,037,438)	(1,316,892)	(356,666)	(324,815)	(525,468)	(91,122)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net gain (loss) on investments	11,321,158	12,086,097	2,153,533	(479,123)	30,522,662	31,954,174	1,708,441	1,284,577	468,677	506,043
Net increase (decrease) in net assets resulting from operations	$10,902,588	$12,201,263	$2,010,364	$(919,558)	$26,485,224	$30,637,282	$1,351,775	$959,762	$(56,791)	$414,921

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$93,867	$39,890	$5,068	$2,374	$3,692	$2,297,240	$18,282,421	$—

Expenses:
Administrative charges	(1,225)	—	—	—	—	—	—	(231,065)	(502,385)	(34,790)
Mortality and expense risk charges	(11,602)	(26,331)	(251,176)	(212,042)	(10,669)	(6,690)	(668)	(2,666,073)	(5,941,362)	(402,337)
Total expenses	(12,827)	(26,331)	(251,176)	(212,042)	(10,669)	(6,690)	(668)	(2,897,138)	(6,443,747)	(437,127)
Net investment income (loss)	(12,827)	(26,331)	(157,309)	(172,152)	(5,601)	(4,316)	3,024	(599,898)	11,838,674	(437,127)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net gain (loss) on investments	(16)	13,169	1,075,825	1,415,415	43,827	3,537	4,310	22,110,694	29,461,214	(683,839)
Net increase (decrease) in net assets resulting from operations	$(12,843)	$(13,162)	$918,516	$1,243,263	$38,226	$(779)	$7,334	$21,510,796	$41,299,888	$(1,120,966)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10,354	$—	$98,411	$4,074,051	$4,032,658	$152,197	$1,314,644	$2,303,778	$992,861	$—

Expenses:
Administrative charges	(1,313)	(70,763)	—	(149,824)	(298,236)	(20,096)	(99,902)	(164,761)	(78,022)	(15,976)
Mortality and expense risk charges	(12,026)	(814,212)	(219,993)	(1,892,608)	(3,291,969)	(257,136)	(1,075,445)	(1,810,535)	(1,028,322)	(189,826)
Total expenses	(13,339)	(884,975)	(219,993)	(2,042,432)	(3,590,205)	(277,232)	(1,175,347)	(1,975,296)	(1,106,344)	(205,802)
Net investment income (loss)	(2,985)	(884,975)	(121,582)	2,031,619	442,453	(125,035)	139,297	328,482	(113,483)	(205,802)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net gain (loss) on investments	(8,369)	1,833,957	3,183,869	4,965,706	26,469,711	2,209,858	3,253,013	7,597,214	5,852,872	(446,003)
Net increase (decrease) in net assets resulting from operations	$(11,354)	$948,982	$3,062,287	$6,997,325	$26,912,164	$2,084,823	$3,392,310	$7,925,696	$5,739,389	$(651,805)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$343,893	$2,927,179	$1,166,883	$1,622,057	$4,430	$4,140	$101,788	$103,725	$435,705

Expenses:
Administrative charges	—	(11,861)	(32,391)	(24,122)	(17,391)	(199)	(562)	(314)	(106)	(107)
Mortality and expense risk charges	(209,114)	(246,629)	(1,849,780)	(1,750,966)	(1,292,931)	(1,705)	(15,195)	(176,879)	(389,716)	(109,791)
Total expenses	(209,114)	(258,490)	(1,882,171)	(1,775,088)	(1,310,322)	(1,904)	(15,757)	(177,193)	(389,822)	(109,898)
Net investment income (loss)	(209,114)	85,403	1,045,008	(608,205)	311,735	2,526	(11,617)	(75,405)	(286,097)	325,807

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net gain (loss) on investments	342,512	477,222	2,406,312	4,559,646	9,912,239	(18,677)	10,068	523,065	(402,485)	536,867
Net increase (decrease) in net assets resulting from operations	$133,398	$562,625	$3,451,320	$3,951,441	$10,223,974	$(16,151)	$(1,549)	$447,660	$(688,582)	$862,674

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$104,249	$20,741	$264	$932	$268,078	$—	$1,395	$108,557	$93,369	$22,554

Expenses:
Administrative charges	(2,346)	—	(1,232)	—	(87,704)	(2,296)	(108)	(9,354)	(301)	—
Mortality and expense risk charges	(105,722)	(27,864)	(10,265)	(8,293)	(1,017,351)	(51,142)	(16,108)	(127,557)	(74,329)	(19,288)
Total expenses	(108,068)	(27,864)	(11,497)	(8,293)	(1,105,055)	(53,438)	(16,216)	(136,911)	(74,630)	(19,288)
Net investment income (loss)	(3,819)	(7,123)	(11,233)	(7,361)	(836,977)	(53,438)	(14,821)	(28,354)	18,739	3,266

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net gain (loss) on investments	(28,689)	193,089	85,574	39,541	317,115	34,040	122,954	364,265	(21,089)	143,849
Net increase (decrease) in net assets resulting from operations	$(32,508)	$185,966	$74,341	$32,180	$(519,862)	$(19,398)	$108,133	$335,911	$(2,350)	$147,115

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$198,166	$23,302	$16,391	$53,467	$412,813	$24,558	$12,105	$46,954	$424,984	$—

Expenses:
Administrative charges	(5,398)	(2,710)	—	—	—	—	(44,183)	(7,560)	(80,371)	(24,982)
Mortality and expense risk charges	(57,016)	(58,635)	(10,897)	(55,430)	(148,083)	(28,431)	(456,897)	(83,577)	(830,855)	(285,862)
Total expenses	(62,414)	(61,345)	(10,897)	(55,430)	(148,083)	(28,431)	(501,080)	(91,137)	(911,226)	(310,844)
Net investment income (loss)	135,752	(38,043)	5,494	(1,963)	264,730	(3,873)	(488,975)	(44,183)	(486,242)	(310,844)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net gain (loss) on investments	109,061	342,047	205,473	440,010	671,182	249,825	649,354	299,410	3,568,590	654,326
Net increase (decrease) in net assets resulting from operations	$244,813	$304,004	$210,967	$438,047	$935,912	$245,952	$160,379	$255,227	$3,082,348	$343,482

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$4,620,400	$1,274,130	$2,778,607	$28,082	$2,098,414	$2,459	$721	$2,938	$11,151

Expenses:
Administrative charges	(48,810)	(249,208)	(60,581)	(116,178)	(6,081)	—	—	(18)	(569)	—
Mortality and expense risk charges	(502,962)	(2,631,488)	(1,001,005)	(1,211,525)	(61,414)	(554,277)	(1,461)	(812)	(8,734)	(5,161)
Total expenses	(551,772)	(2,880,696)	(1,061,586)	(1,327,703)	(67,495)	(554,277)	(1,461)	(830)	(9,303)	(5,161)
Net investment income (loss)	(551,772)	1,739,704	212,544	1,450,904	(39,413)	1,544,137	998	(109)	(6,365)	5,990

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net gain (loss) on investments	2,551,802	9,473,027	6,978,390	751,968	268,474	1,865,183	2,216	508	30,369	96,815
Net increase (decrease) in net assets resulting from operations	$2,000,030	$11,212,731	$7,190,934	$2,202,872	$229,061	$3,409,320	$3,214	$399	$24,004	$102,805

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio - Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)

Investment income:
Dividends	$733	$—	$—	$1,008	$—	$—	$42,760	$—	$50,862	$12,633

Expenses:
Administrative charges	—	—	—	—	(256)	—	(2,636)	(2,817)	—	(2,474)
Mortality and expense risk charges	(746)	(4,755)	(22,862)	(12,064)	(1,571)	(4,294)	(36,899)	(37,388)	(46,160)	(31,764)
Total expenses	(746)	(4,755)	(22,862)	(12,064)	(1,827)	(4,294)	(39,535)	(40,205)	(46,160)	(34,238)
Net investment income (loss)	(13)	(4,755)	(22,862)	(11,056)	(1,827)	(4,294)	3,225	(40,205)	4,702	(21,605)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	1,145,799	(2,340,416)	(71,738)	(602,576)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	—	2,181,516	25,647	1,932,660
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	(1,469,876)	(90,387)	101,873	(1,350,522)
Net gain (loss) on investments	1,739	(4,169)	(136,662)	113,778	(11,152)	929	(324,077)	(249,287)	55,782	(20,438)
Net increase (decrease) in net assets resulting from operations	$1,726	$(8,924)	$(159,524)	$102,722	$(12,979)	$(3,365)	$(320,852)	$(289,492)	$60,484	$(42,043)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$653,657	$—	$912	$37,606	$4,612	$10,907	$13,626	$958,724

Expenses:
Administrative charges	(693)	—	(2,731)	(2,224)	—	—	—	—	—	—
Mortality and expense risk charges	(8,153)	(164,515)	(124,275)	(150,724)	(11,871)	(76,940)	(8,840)	(69,010)	(3,891)	(199,323)
Total expenses	(8,846)	(164,515)	(127,006)	(152,948)	(11,871)	(76,940)	(8,840)	(69,010)	(3,891)	(199,323)
Net investment income (loss)	(8,846)	(164,515)	526,651	(152,948)	(10,959)	(39,334)	(4,228)	(58,103)	9,735	759,401

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	42,236	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	285,929	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	(429,147)	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net gain (loss) on investments	(100,982)	984,180	(32,344)	127,374	(26,525)	(108,013)	52,758	676,729	22,370	(339,573)
Net increase (decrease) in net assets resulting from operations	$(109,828)	$819,665	$494,307	$(25,574)	$(37,484)	$(147,347)	$48,530	$618,626	$32,105	$419,828

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (8)(9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,896	$—	$3,510	$13,064	$1,960	$24,245	$1,055,210	$49,100	$42,326	$33,438

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(13,989)	(1,542)	(2,194)	(6,906)	(2,900)	(12,620)	(599,912)	(77,538)	(94,283)	(62,507)
Total expenses	(13,989)	(1,542)	(2,194)	(6,906)	(2,900)	(12,620)	(599,912)	(77,538)	(94,283)	(62,507)
Net investment income (loss)	907	(1,542)	1,316	6,158	(940)	11,625	455,298	(28,438)	(51,957)	(29,069)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	74,243	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	85,418	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(130,585)	(165,682)	(32,011)	27,298	427,457
Net gain (loss) on investments	38,223	15,049	(4,929)	(26,109)	39,747	29,076	(119,001)	436,136	600,745	486,331
Net increase (decrease) in net assets resulting from operations	$39,130	$13,507	$(3,613)	$(19,951)	$38,807	$40,701	$336,297	$407,698	$548,788	$457,262

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,219	$3,305	$22,809	$197	$—	$—	$—	$—	$330	$2,047

Expenses:
Administrative charges	—	—	—	—	(96)	(206)	—	—	—	(65)
Mortality and expense risk charges	(818)	(920)	(3,313)	(131)	(970)	(2,226)	(642)	(214)	(347)	(538)
Total expenses	(818)	(920)	(3,313)	(131)	(1,066)	(2,432)	(642)	(214)	(347)	(603)
Net investment income (loss)	1,401	2,385	19,496	66	(1,066)	(2,432)	(642)	(214)	(17)	1,444

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net gain (loss) on investments	10,030	12,689	12,702	100	(675)	(2,756)	4,355	(553)	3,034	4,571
Net increase (decrease) in net assets resulting from operations	$11,431	$15,074	$32,198	$166	$(1,741)	$(5,188)	$3,713	$(767)	$3,017	$6,015

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account

Investment income:
Dividends	$9,725	$11,875	$2,621	$—	$—	$223	$22	$141	$28,766	$—

Expenses:
Administrative charges	(1,018)	(407)	(344)	—	—	—	—	—	—	—
Mortality and expense risk charges	(8,528)	(19,042)	(4,097)	(307,522)	(54,718)	(461)	(22)	(47)	(15,374)	(15,683)
Total expenses	(9,546)	(19,449)	(4,441)	(307,522)	(54,718)	(461)	(22)	(47)	(15,374)	(15,683)
Net investment income (loss)	179	(7,574)	(1,820)	(307,522)	(54,718)	(238)	—	94	13,392	(15,683)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	228	(2,420)	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	—	3,155	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(80)	(828)	(46,207)	(18,010)
Net gain (loss) on investments	72,748	230,247	29,541	278,242	7,806	1,627	148	(93)	(7,871)	67,093
Net increase (decrease) in net assets resulting from operations	$72,927	$222,673	$27,721	$(29,280)	$(46,912)	$1,389	$148	$1	$5,521	$51,410

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$38,440	$161,892	$98,157	$—	$275,344	$133,791	$797,878	$34,432	$156,577

Expenses:
Administrative charges	—	—	—	(11,066)	—	(9,542)	(5,725)	(34,759)	(2,892)	(7,952)
Mortality and expense risk charges	(92)	(40,691)	(110,690)	(38,460)	(276,578)	(195,239)	(87,680)	(322,033)	(33,178)	(129,565)
Total expenses	(92)	(40,691)	(110,690)	(49,526)	(276,578)	(204,781)	(93,405)	(356,792)	(36,070)	(137,517)
Net investment income (loss)	(92)	(2,251)	51,202	48,631	(276,578)	70,563	40,386	441,086	(1,638)	19,060

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11	1,899,064	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	—	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(1,473,917)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net gain (loss) on investments	509	425,147	650,725	470,957	(1,545,336)	720,594	817,690	(127,723)	16,743	373,347
Net increase (decrease) in net assets resulting from operations	$417	$422,896	$701,927	$519,588	$(1,821,914)	$791,157	$858,076	$313,363	$15,105	$392,407

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)(16)(17)

Investment income:
Dividends	$48,128	$29,859	$149,415	$388,380	$380,834	$83,973	$35,025	$42,822	$168,724	$—

Expenses:
Administrative charges	(2,510)	(8,260)	(61,659)	(32,994)	(40,021)	(3,940)	—	—	—	—
Mortality and expense risk charges	(40,032)	(107,462)	(658,355)	(343,402)	(385,215)	(68,786)	(86,122)	(127,796)	(185,093)	(98,147)
Total expenses	(42,542)	(115,722)	(720,014)	(376,396)	(425,236)	(72,726)	(86,122)	(127,796)	(185,093)	(98,147)
Net investment income (loss)	5,586	(85,863)	(570,599)	11,984	(44,402)	11,247	(51,097)	(84,974)	(16,369)	(98,147)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net gain (loss) on investments	(38,558)	89,943	3,836,261	2,221,819	572,394	109,459	459,964	355,093	(254,377)	385,270
Net increase (decrease) in net assets resulting from operations	$(32,972)	$4,080	$3,265,662	$2,233,803	$527,992	$120,706	$408,867	$270,119	$(270,746)	$287,123

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (18)(19)	Sub-Account (20)(21)

Investment income:
Dividends	$57,625	$—

Expenses:
Administrative charges	—	—
Mortality and expense risk charges	(76,409)	(71,745)
Total expenses	(76,409)	(71,745)
Net investment income (loss)	(18,784)	(71,745)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net gain (loss) on investments	(168,445)	275,920
Net increase (decrease) in net assets resulting from operations	$(187,229)	$204,175

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Columbia Variable Portfolio - Select International Equity Fund. Change effective April 29, 2016.
(5) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(6) Merged with Variable Portfolio - Loomis Sayles Growth Fund. Change effective April 29, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(8) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(9) Funded as of November 18, 2016.
(10) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(11) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(12) Liquidated as of April 29, 2016.
(13) Liquidated as of April 29, 2016.
(14) Liquidated as of April 29, 2016.
(15) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(16) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(17) Funded as of April 29, 2016.
(18) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(19) Funded as of April 29, 2016.
(20) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(21) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,003	$(534)	$19,040	$(28,486)	$(20,992)	$(30)	$(10,703)	$(222,692)	$(365,940)	$137,347
Net realized gain (loss) on security transactions	191,753	1,052	(60,925)	(36,008)	225	3,351	9,872	(711,655)	1,281,982	(681,127)
Net realized gain distributions	—	281	309,991	—	98,365	—	—	4,443,014	2,205,108	—
Change in unrealized appreciation (depreciation) during the period	163,998	2,473	(127,234)	(68,351)	284,741	18,012	(53,111)	(1,268,918)	(516,027)	189,947
Net increase (decrease) in net assets resulting from operations	373,754	3,272	140,872	(132,845)	362,339	21,333	(53,942)	2,239,749	2,605,123	(353,833)

Unit transactions:
Purchases	10,214	1,950	3,997	31,543	15,156	—	—	22,495	141,851	245,349
Net transfers	(423,916)	(1,615)	106,730	(33,468)	325,217	(5,679)	5,156	(146,717)	(1,168,512)	5,557,127
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(125,013)	(2,553)	(717,631)	(891,227)	(179,174)	(15,666)	(93,108)	(1,703,834)	(4,825,471)	(15,736,552)
Other transactions	—	—	—	(1)	29	(1)	—	218	(250)	2,413
Death benefits	(26,134)	—	(80,395)	(76,435)	(21,465)	—	(1,607)	(214,602)	(793,898)	(2,538,104)
Net annuity transactions	—	—	—	(25,188)	—	(6,484)	—	26,060	27,105	159,067
Net increase (decrease) in net assets resulting from unit transactions	(564,849)	(2,218)	(687,299)	(994,776)	139,763	(27,830)	(89,559)	(2,016,380)	(6,619,175)	(12,310,700)
Net increase (decrease) in net assets	(191,095)	1,054	(546,427)	(1,127,621)	502,102	(6,497)	(143,501)	223,369	(4,014,052)	(12,664,533)

Net assets:
Beginning of period	2,124,718	80,675	4,904,242	5,971,620	1,563,766	247,525	685,378	16,023,213	35,916,480	107,843,967
End of period	$1,933,623	$81,729	$4,357,815	$4,843,999	$2,065,868	$241,028	$541,877	$16,246,582	$31,902,428	$95,179,434

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$9,260	$(114,250)	$(596,504)	$(416,927)	$(27,415)	$(40)	$(902,742)	$1,171	$(352,788)	$(3,022)
Net realized gain (loss) on security transactions	(17,834)	1,517,008	(89,579)	35,369	(57,104)	207	—	2,365	37,725	974,541
Net realized gain distributions	—	—	2,148,745	1,681,641	—	—	—	6,590	50,445	—
Change in unrealized appreciation (depreciation) during the period	55,083	(2,155,297)	2,066,223	914,735	279,674	681	—	16,586	604,738	1,258,540
Net increase (decrease) in net assets resulting from operations	46,509	(752,539)	3,528,885	2,214,818	195,155	848	(902,742)	26,712	340,120	2,230,059

Unit transactions:
Purchases	—	107,405	311,131	44,258	15,803	—	907,320	108	87,280	147,177
Net transfers	3,038	85,044	(11,596)	(196,721)	105,200	—	37,195,573	(12,821)	(239,927)	(897,860)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(169,671)	(5,429,275)	(4,602,275)	(3,308,178)	(517,014)	(503)	(31,781,103)	(2,089)	(3,413,141)	(5,589,635)
Other transactions	(2)	3,378	(513)	(44)	—	—	1,780	1	1,376	3,205
Death benefits	—	(671,829)	(503,111)	(452,154)	(80,723)	—	(2,502,242)	—	(368,973)	(664,130)
Net annuity transactions	(459)	164	(3,714)	(11,020)	—	—	39,915	—	4,299	78,067
Net increase (decrease) in net assets resulting from unit transactions	(167,094)	(5,905,113)	(4,810,078)	(3,923,859)	(476,734)	(503)	3,861,243	(14,801)	(3,929,086)	(6,923,176)
Net increase (decrease) in net assets	(120,585)	(6,657,652)	(1,281,193)	(1,709,041)	(281,579)	345	2,958,501	11,911	(3,588,966)	(4,693,117)

Net assets:
Beginning of period	700,922	40,865,876	34,142,445	25,063,705	2,128,861	7,294	53,237,584	128,925	28,150,075	45,245,756
End of period	$580,337	$34,208,224	$32,861,252	$23,354,664	$1,847,282	$7,639	$56,196,085	$140,836	$24,561,109	$40,552,639

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(418,570)	$115,166	$(143,169)	$(440,435)	$(4,037,438)	$(1,316,892)	$(356,666)	$(324,815)	$(525,468)	$(91,122)
Net realized gain (loss) on security transactions	6,167,284	3,023,646	(21,028)	1,158,763	8,684,449	8,699,960	(212,475)	295,707	571,436	67,892
Net realized gain distributions	3,732,613	6,499,276	465,674	4,022,154	34,390,998	38,029,453	6,933,381	—	6,232,672	840,565
Change in unrealized appreciation (depreciation) during the period	1,421,261	2,563,175	1,708,887	(5,660,040)	(12,552,785)	(14,775,239)	(5,012,465)	988,870	(6,335,431)	(402,414)
Net increase (decrease) in net assets resulting from operations	10,902,588	12,201,263	2,010,364	(919,558)	26,485,224	30,637,282	1,351,775	959,762	(56,791)	414,921

Unit transactions:
Purchases	682,137	206,217	437,251	123,748	1,556,679	963,610	190,568	195,625	174,864	2,506
Net transfers	2,379,739	5,686,986	1,760,221	(3,962,416)	(10,385,731)	(6,815,114)	(769,566)	(738,934)	(974,709)	(24,072)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19,419,592)	(9,790,842)	(19,580,650)	(5,579,611)	(46,798,099)	(45,017,583)	(10,109,602)	(3,797,125)	(4,635,930)	(394,518)
Other transactions	2,511	5,830	27,039	(425)	2,739	(1,709)	(128)	1,188	93	33
Death benefits	(3,775,215)	(2,295,433)	(3,382,500)	(1,122,780)	(8,371,267)	(7,041,073)	(1,790,932)	(487,216)	(581,902)	(62,276)
Net annuity transactions	30,909	(14,186)	95,159	(55,779)	984,233	641,018	114,022	122,869	(3,279)	(6,581)
Net increase (decrease) in net assets resulting from unit transactions	(20,099,511)	(6,201,428)	(20,643,480)	(10,597,263)	(63,011,446)	(57,270,851)	(12,365,638)	(4,703,593)	(6,020,863)	(484,908)
Net increase (decrease) in net assets	(9,196,923)	5,999,835	(18,633,116)	(11,516,821)	(36,526,222)	(26,633,569)	(11,013,863)	(3,743,831)	(6,077,654)	(69,987)

Net assets:
Beginning of period	157,779,281	78,142,230	142,174,433	55,461,338	412,477,546	363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444
End of period	$148,582,358	$84,142,065	$123,541,317	$43,944,517	$375,951,324	$337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,827)	$(26,331)	$(157,309)	$(172,152)	$(5,601)	$(4,316)	$3,024	$(599,898)	$11,838,674	$(437,127)
Net realized gain (loss) on security transactions	(31,355)	400	1,055,805	308,385	51,772	(17)	(2,739)	6,097,992	(2,806,671)	7,433
Net realized gain distributions	40,421	179,290	1,475,838	898,216	—	14,187	—	19,762,430	—	377,024
Change in unrealized appreciation (depreciation) during the period	(9,082)	(166,521)	(1,455,818)	208,814	(7,945)	(10,633)	7,049	(3,749,728)	32,267,885	(1,068,296)
Net increase (decrease) in net assets resulting from operations	(12,843)	(13,162)	918,516	1,243,263	38,226	(779)	7,334	21,510,796	41,299,888	(1,120,966)

Unit transactions:
Purchases	—	—	109,113	43,660	650	40	—	378,324	1,333,556	60,055
Net transfers	(21,846)	108,175	(733,767)	(168,874)	(62,781)	20,709	54	1,389,048	(7,595,686)	(1,732,808)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(82,998)	(143,477)	(2,983,398)	(2,156,549)	(45,486)	(76,396)	(4,965)	(21,727,930)	(52,392,302)	(3,140,483)
Other transactions	1	(3)	(1)	(21)	—	—	—	3,462	8,986	1,745
Death benefits	(90,141)	(697)	(277,234)	(157,646)	(6,252)	—	(18,661)	(3,216,967)	(9,042,444)	(413,659)
Net annuity transactions	—	(20,244)	(26,265)	(919)	—	4,907	—	421,594	757,545	20,138
Net increase (decrease) in net assets resulting from unit transactions	(194,984)	(56,246)	(3,911,552)	(2,440,349)	(113,869)	(50,740)	(23,572)	(22,752,469)	(66,930,345)	(5,205,012)
Net increase (decrease) in net assets	(207,827)	(69,408)	(2,993,036)	(1,197,086)	(75,643)	(51,519)	(16,238)	(1,241,673)	(25,630,457)	(6,325,978)

Net assets:
Beginning of period	866,603	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	164,590,602	388,173,394	27,760,346
End of period	$658,776	$1,750,447	$15,545,759	$13,298,984	$581,883	$337,303	$109,810	$163,348,929	$362,542,937	$21,434,368

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,985)	$(884,975)	$(121,582)	$2,031,619	$442,453	$(125,035)	$139,297	$328,482	$(113,483)	$(205,802)
Net realized gain (loss) on security transactions	1	(2,190,424)	(75,812)	(3,359,683)	6,584,539	(1,512,390)	(1,295,756)	1,400,287	(236,719)	(1,531,127)
Net realized gain distributions	—	5,631,113	1,878,614	—	16,757,570	—	1,181,917	4,456,548	4,747,795	1,612,358
Change in unrealized appreciation (depreciation) during the period	(8,370)	(1,606,732)	1,381,067	8,325,389	3,127,602	3,722,248	3,366,852	1,740,379	1,341,796	(527,234)
Net increase (decrease) in net assets resulting from operations	(11,354)	948,982	3,062,287	6,997,325	26,912,164	2,084,823	3,392,310	7,925,696	5,739,389	(651,805)

Unit transactions:
Purchases	46,004	140,353	40,702	471,716	830,876	46,249	212,222	420,024	221,841	37,448
Net transfers	58,763	(1,185,775)	1,833,334	(1,616,957)	(6,796,358)	168,396	409,048	(1,981,961)	(1,831,548)	(875,668)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(37,299)	(5,560,838)	(1,899,395)	(17,744,419)	(28,767,613)	(2,163,473)	(8,892,563)	(16,260,866)	(8,013,444)	(1,169,485)
Other transactions	156	397	62	(295)	8,387	52	(384)	2,543	25,039	—
Death benefits	(45,735)	(695,880)	(213,253)	(2,433,620)	(4,708,712)	(132,262)	(1,375,147)	(2,529,811)	(961,068)	(160,999)
Net annuity transactions	(12,707)	65,308	443	(95,145)	60,236	7,579	93,137	(12,503)	19,295	1,165
Net increase (decrease) in net assets resulting from unit transactions	9,182	(7,236,435)	(238,107)	(21,418,720)	(39,373,184)	(2,073,459)	(9,553,687)	(20,362,574)	(10,539,885)	(2,167,539)
Net increase (decrease) in net assets	(2,172)	(6,287,453)	2,824,180	(14,421,395)	(12,461,020)	11,364	(6,161,377)	(12,436,878)	(4,800,496)	(2,819,344)

Net assets:
Beginning of period	857,471	52,059,671	11,919,792	122,914,593	219,877,316	14,902,292	71,098,235	123,367,075	66,618,842	12,899,308
End of period	$855,299	$45,772,218	$14,743,972	$108,493,198	$207,416,296	$14,913,656	$64,936,858	$110,930,197	$61,818,346	$10,079,964

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(209,114)	$85,403	$1,045,008	$(608,205)	$311,735	$2,526	$(11,617)	$(75,405)	$(286,097)	$325,807
Net realized gain (loss) on security transactions	(360,076)	593,489	313,971	923,403	1,709,473	8,463	7,199	304,776	808,126	(147,656)
Net realized gain distributions	11,290	—	451,606	10,740,554	9,435,755	27,215	96,149	1,446,014	3,519,439	—
Change in unrealized appreciation (depreciation) during the period	691,298	(116,267)	1,640,735	(7,104,311)	(1,232,989)	(54,355)	(93,280)	(1,227,725)	(4,730,050)	684,523
Net increase (decrease) in net assets resulting from operations	133,398	562,625	3,451,320	3,951,441	10,223,974	(16,151)	(1,549)	447,660	(688,582)	862,674

Unit transactions:
Purchases	42,435	4,397	804,972	791,552	650,266	—	1,300	102,175	120,415	71,511
Net transfers	228,776	519,280	628,215	(727,906)	(1,290,477)	(9,728)	(70,680)	277,173	(1,622,443)	(154,874)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,751,102)	(2,479,880)	(15,598,145)	(14,560,331)	(10,772,766)	(33,811)	(46,409)	(1,717,787)	(3,556,726)	(755,613)
Other transactions	(2)	9	(772)	(1,009)	(30)	1	(1)	9	15	(1)
Death benefits	(231,765)	(146,278)	(3,059,927)	(2,185,016)	(1,647,825)	—	—	(109,118)	(431,974)	(214,609)
Net annuity transactions	(3,357)	(674)	(63,698)	45,004	(69,635)	—	(12,969)	(55,259)	(10,071)	(3,380)
Net increase (decrease) in net assets resulting from unit transactions	(1,715,015)	(2,103,146)	(17,289,355)	(16,637,706)	(13,130,467)	(43,538)	(128,759)	(1,502,807)	(5,500,784)	(1,056,966)
Net increase (decrease) in net assets	(1,581,617)	(1,540,521)	(13,838,035)	(12,686,265)	(2,906,493)	(59,689)	(130,308)	(1,055,147)	(6,189,366)	(194,292)

Net assets:
Beginning of period	14,919,710	14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045
End of period	$13,338,093	$12,814,954	$111,466,608	$109,530,012	$84,569,750	$97,536	$903,875	$11,480,135	$23,340,974	$7,253,753

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,819)	$(7,123)	$(11,233)	$(7,361)	$(836,977)	$(53,438)	$(14,821)	$(28,354)	$18,739	$3,266
Net realized gain (loss) on security transactions	159,666	(83,064)	46,200	(8,211)	27,929	(154,206)	(14,758)	324,503	(12,715)	62,787
Net realized gain distributions	—	96,634	91,642	55,173	—	287,280	45,606	—	—	166,115
Change in unrealized appreciation (depreciation) during the period	(188,355)	179,519	(52,268)	(7,421)	289,186	(99,034)	92,106	39,762	(8,374)	(85,053)
Net increase (decrease) in net assets resulting from operations	(32,508)	185,966	74,341	32,180	(519,862)	(19,398)	108,133	335,911	(2,350)	147,115

Unit transactions:
Purchases	35,216	1,370	—	—	169,685	3,198	120	2,467	28,892	2,606
Net transfers	136,884	116,862	(194,100)	(31,402)	2,539,729	(29,459)	220,184	235,003	1,536,266	4,638
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(910,684)	(273,566)	(63,484)	(55,664)	(10,005,217)	(368,418)	(74,410)	(834,587)	(1,717,960)	(174,267)
Other transactions	(6)	2	—	—	(230)	(4)	1	47	—	—
Death benefits	(77,292)	(6,144)	(1,080)	—	(1,178,274)	(39,518)	(7,914)	(226,049)	(68,525)	(7,893)
Net annuity transactions	(23,929)	—	(5,467)	—	(99,376)	1,748	—	(16,609)	—	(772)
Net increase (decrease) in net assets resulting from unit transactions	(839,811)	(161,476)	(264,131)	(87,066)	(8,573,683)	(432,453)	137,981	(839,728)	(221,327)	(175,688)
Net increase (decrease) in net assets	(872,319)	24,490	(189,790)	(54,886)	(9,093,545)	(451,851)	246,114	(503,817)	(223,677)	(28,573)

Net assets:
Beginning of period	7,595,342	1,650,963	898,288	471,761	66,818,100	3,177,827	914,747	7,138,262	4,931,918	1,410,659
End of period	$6,723,023	$1,675,453	$708,498	$416,875	$57,724,555	$2,725,976	$1,160,861	$6,634,445	$4,708,241	$1,382,086

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$135,752	$(38,043)	$5,494	$(1,963)	$264,730	$(3,873)	$(488,975)	$(44,183)	$(486,242)	$(310,844)
Net realized gain (loss) on security transactions	23,709	(192,305)	(14,615)	21,530	86,276	159,600	1,376,681	220,614	1,996,576	427,479
Net realized gain distributions	—	1,079,874	26,690	204,430	—	22,838	1,714,027	253,142	5,440,422	1,185,994
Change in unrealized appreciation (depreciation) during the period	85,352	(545,522)	193,398	214,050	584,906	67,387	(2,441,354)	(174,346)	(3,868,408)	(959,147)
Net increase (decrease) in net assets resulting from operations	244,813	304,004	210,967	438,047	935,912	245,952	160,379	255,227	3,082,348	343,482

Unit transactions:
Purchases	9,856	6,387	189	5,609	99,759	175	36,167	11,929	147,799	48,842
Net transfers	(138,503)	(193,521)	(130,694)	325,570	(142,004)	38,246	327,398	164,074	(905,970)	(3,579,020)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(666,223)	(627,492)	(197,983)	(984,370)	(1,531,598)	(302,228)	(3,963,099)	(682,054)	(6,502,837)	(2,010,104)
Other transactions	—	30	(2)	1	(1)	—	687	—	(5,362)	258
Death benefits	(69,588)	(102,420)	(14,911)	(21,814)	(242,907)	(70,457)	(460,582)	(77,390)	(1,137,300)	(289,837)
Net annuity transactions	2,542	1,856	—	—	(1,732)	—	(5,188)	(28,528)	79,622	(3,511)
Net increase (decrease) in net assets resulting from unit transactions	(861,916)	(915,160)	(343,401)	(675,004)	(1,818,483)	(334,264)	(4,064,617)	(611,969)	(8,324,048)	(5,833,372)
Net increase (decrease) in net assets	(617,103)	(611,156)	(132,434)	(236,957)	(882,571)	(88,312)	(3,904,238)	(356,742)	(5,241,700)	(5,489,890)

Net assets:
Beginning of period	4,608,990	4,353,545	1,564,491	3,520,410	10,198,325	1,843,008	30,701,151	5,128,324	54,485,307	19,659,627
End of period	$3,991,887	$3,742,389	$1,432,057	$3,283,453	$9,315,754	$1,754,696	$26,796,913	$4,771,582	$49,243,607	$14,169,737

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(551,772)	$1,739,704	$212,544	$1,450,904	$(39,413)	$1,544,137	$998	$(109)	$(6,365)	$5,990
Net realized gain (loss) on security transactions	(126,439)	3,778,870	3,526,224	817,836	97,418	(837,579)	(16,281)	(80)	19,219	16,632
Net realized gain distributions	1,356,031	5,221,271	5,121,891	—	360,431	—	—	59	37,161	20,499
Change in unrealized appreciation (depreciation) during the period	1,322,210	472,886	(1,669,725)	(65,868)	(189,375)	2,702,762	18,497	529	(26,011)	59,684
Net increase (decrease) in net assets resulting from operations	2,000,030	11,212,731	7,190,934	2,202,872	229,061	3,409,320	3,214	399	24,004	102,805

Unit transactions:
Purchases	69,609	660,924	239,818	173,046	1,593	127,871	—	—	—	4,009
Net transfers	(686,792)	358,017	(1,165,276)	3,180,076	(104,329)	879,441	2,355	—	1,720	(82,459)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,899,126)	(22,300,395)	(8,749,185)	(11,619,807)	(351,894)	(4,785,756)	(12,631)	(2,448)	(20,776)	(55,004)
Other transactions	(3,495)	(343)	(1,489)	(233)	(13)	276	—	—	—	1
Death benefits	(391,195)	(3,553,905)	(1,351,291)	(2,010,208)	(94,708)	(855,385)	(62,863)	—	(7,078)	(24,408)
Net annuity transactions	15,678	366,388	102,234	(1,144)	(8,249)	16,545	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(4,895,321)	(24,469,314)	(10,925,189)	(10,278,270)	(557,600)	(4,617,008)	(73,139)	(2,448)	(26,134)	(157,861)
Net increase (decrease) in net assets	(2,895,291)	(13,256,583)	(3,734,255)	(8,075,398)	(328,539)	(1,207,688)	(69,925)	(2,049)	(2,130)	(55,056)

Net assets:
Beginning of period	32,932,634	168,891,338	66,887,253	86,674,926	3,977,640	31,860,609	270,210	38,427	445,990	760,676
End of period	$30,037,343	$155,634,755	$63,152,998	$78,599,528	$3,649,101	$30,652,921	$200,285	$36,378	$443,860	$705,620

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio - Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(13)	$(4,755)	$(22,862)	$(11,056)	$(1,827)	$(4,294)	$3,225	$(40,205)	$4,702	$(21,605)
Net realized gain (loss) on security transactions	53	(125)	(64,216)	7,566	(2,848)	(5,408)	1,145,799	(2,340,416)	(71,738)	(602,576)
Net realized gain distributions	—	42,447	71,910	48,930	5,360	16,085	—	2,181,516	25,647	1,932,660
Change in unrealized appreciation (depreciation) during the period	1,686	(46,491)	(144,356)	57,282	(13,664)	(9,748)	(1,469,876)	(90,387)	101,873	(1,350,522)
Net increase (decrease) in net assets resulting from operations	1,726	(8,924)	(159,524)	102,722	(12,979)	(3,365)	(320,852)	(289,492)	60,484	(42,043)

Unit transactions:
Purchases	—	10,500	3,367	691	21,000	—	492	5,519	—	—
Net transfers	—	(5,224)	(19,854)	188,763	380	(3,250)	152,933	63,539	(130,340)	(39,660)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(5,513,281)	(5,609,514)	—	(4,844,543)
Surrenders for benefit payments and fees	(715)	(10,823)	(175,534)	(50,219)	(10,037)	(50,295)	(250,997)	(304,660)	(307,826)	(166,294)
Other transactions	—	(2)	—	(1)	1	—	36	5	6	158
Death benefits	—	—	(22,531)	(13,539)	—	(7,739)	(35,794)	(4,621)	(377,178)	(58,241)
Net annuity transactions	—	—	—	—	—	—	(39,640)	(97,240)	(1,163)	(61,150)
Net increase (decrease) in net assets resulting from unit transactions	(715)	(5,549)	(214,552)	125,695	11,344	(61,284)	(5,686,251)	(5,946,972)	(816,501)	(5,169,730)
Net increase (decrease) in net assets	1,011	(14,473)	(374,076)	228,417	(1,635)	(64,649)	(6,007,103)	(6,236,464)	(756,017)	(5,211,773)

Net assets:
Beginning of period	42,783	262,035	1,673,534	721,691	128,306	624,328	6,007,103	6,236,464	2,685,616	5,211,773
End of period	$43,794	$247,562	$1,299,458	$950,108	$126,671	$559,679	$—	$—	$1,929,599	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,846)	$(164,515)	$526,651	$(152,948)	$(10,959)	$(39,334)	$(4,228)	$(58,103)	$9,735	$759,401
Net realized gain (loss) on security transactions	42,236	433,414	(190,622)	311,084	4,811	254,674	27,907	170,737	215	(516,691)
Net realized gain distributions	285,929	—	272,721	—	83,311	333,431	64,334	167,899	—	—
Change in unrealized appreciation (depreciation) during the period	(429,147)	550,766	(114,443)	(183,710)	(114,647)	(696,118)	(39,483)	338,093	22,155	177,118
Net increase (decrease) in net assets resulting from operations	(109,828)	819,665	494,307	(25,574)	(37,484)	(147,347)	48,530	618,626	32,105	419,828

Unit transactions:
Purchases	—	15,291	3,595	652	365	1,883	1,973	21,543	—	74,443
Net transfers	7,586	(339,499)	86,893	(62,909)	(23,265)	(64,284)	616,028	(82,980)	1,640	(140,326)
Net interfund transfers due to corporate actions	(1,279,777)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(110,053)	(663,653)	(572,430)	(830,276)	(291,624)	(1,028,956)	(76,574)	(651,965)	(16,455)	(2,148,999)
Other transactions	1	40	4	58	(2)	—	(2)	—	1	—
Death benefits	(720)	(112,779)	(183,383)	(129,417)	—	(12,933)	(8,466)	(56,929)	—	(211,006)
Net annuity transactions	(424)	(8,287)	31,392	(9,023)	(29,390)	—	—	—	(7,826)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,383,387)	(1,108,887)	(633,929)	(1,030,915)	(343,916)	(1,104,290)	532,959	(770,331)	(22,640)	(2,425,888)
Net increase (decrease) in net assets	(1,493,215)	(289,222)	(139,622)	(1,056,489)	(381,400)	(1,251,637)	581,489	(151,705)	9,465	(2,006,060)

Net assets:
Beginning of period	1,493,215	7,817,514	6,144,082	7,843,268	925,014	5,721,917	544,744	4,687,398	274,799	14,450,912
End of period	$—	$7,528,292	$6,004,460	$6,786,779	$543,614	$4,470,280	$1,126,233	$4,535,693	$284,264	$12,444,852

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account (8)(9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$907	$(1,542)	$1,316	$6,158	$(940)	$11,625	$455,298	$(28,438)	$(51,957)	$(29,069)
Net realized gain (loss) on security transactions	(1,212)	975	(1,690)	11,729	(4,051)	74,243	46,681	293,875	(39,240)	(141,291)
Net realized gain distributions	54,695	—	—	—	16,734	85,418	—	174,272	612,687	200,165
Change in unrealized appreciation (depreciation) during the period	(15,260)	14,074	(3,239)	(37,838)	27,064	(130,585)	(165,682)	(32,011)	27,298	427,457
Net increase (decrease) in net assets resulting from operations	39,130	13,507	(3,613)	(19,951)	38,807	40,701	336,297	407,698	548,788	457,262

Unit transactions:
Purchases	—	—	—	120	325	10,214	83,515	4,055	1,617	3,741
Net transfers	219,853	(62,720)	(2,834)	(29,086)	93,188	(54,103)	339,553	(221,789)	(238,613)	34,974
Net interfund transfers due to corporate actions	—	1,999,967	—	—	—	(1,999,967)	—	—	—	—
Surrenders for benefit payments and fees	(195,321)	(11,518)	(46,387)	(97,843)	(19,357)	(113,479)	(6,016,977)	(658,419)	(673,397)	(644,870)
Other transactions	12	—	1	—	—	(3)	3,345	(26)	6	(14)
Death benefits	—	—	(12,504)	—	—	(25,715)	(792,739)	(66,419)	(112,366)	(133,752)
Net annuity transactions	—	—	(1,451)	—	—	—	60,290	8,324	10,792	20,776
Net increase (decrease) in net assets resulting from unit transactions	24,544	1,925,729	(63,175)	(126,809)	74,156	(2,183,053)	(6,323,013)	(934,274)	(1,011,961)	(719,145)
Net increase (decrease) in net assets	63,674	1,939,236	(66,788)	(146,760)	112,963	(2,142,352)	(5,986,716)	(526,576)	(463,173)	(261,883)

Net assets:
Beginning of period	631,283	—	181,713	441,289	163,592	2,142,352	41,578,351	5,467,830	6,192,871	4,053,803
End of period	$694,957	$1,939,236	$114,925	$294,529	$276,555	$—	$35,591,635	$4,941,254	$5,729,698	$3,791,920

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,401	$2,385	$19,496	$66	$(1,066)	$(2,432)	$(642)	$(214)	$(17)	$1,444
Net realized gain (loss) on security transactions	(2,684)	(730)	(19,883)	(260)	16,144	4,968	902	32	603	(2,246)
Net realized gain distributions	2,089	—	77,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	10,625	13,419	(45,393)	360	(16,819)	(7,724)	3,453	(585)	2,431	6,817
Net increase (decrease) in net assets resulting from operations	11,431	15,074	32,198	166	(1,741)	(5,188)	3,713	(767)	3,017	6,015

Unit transactions:
Purchases	—	5,922	—	—	—	—	—	—	—	—
Net transfers	1,982	(52)	(33,217)	39	—	178	—	—	(4,968)	644
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,420)	(3,924)	(41,838)	(2,769)	(5,453)	(1,710)	(3,225)	(352)	(854)	(15,746)
Other transactions	1	—	378	—	79	2	(3)	—	—	—
Death benefits	(46,932)	(8,177)	(6,906)	—	(15,130)	(8,854)	—	—	(493)	—
Net annuity transactions	—	—	—	—	(8,829)	(6,197)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,369)	(6,231)	(81,583)	(2,730)	(29,333)	(16,581)	(3,228)	(352)	(6,315)	(15,102)
Net increase (decrease) in net assets	(40,938)	8,843	(49,385)	(2,564)	(31,074)	(21,769)	485	(1,119)	(3,298)	(9,087)

Net assets:
Beginning of period	174,014	125,613	487,826	10,755	85,344	155,175	44,106	13,515	24,578	43,110
End of period	$133,076	$134,456	$438,441	$8,191	$54,270	$133,406	$44,591	$12,396	$21,280	$34,023

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(7,574)	$(1,820)	$(307,522)	$(54,718)	$(238)	$—	$94	$13,392	$(15,683)
Net realized gain (loss) on security transactions	(1,057)	9,387	8,465	895,058	(20,695)	524	228	(2,420)	(31,707)	(5,687)
Net realized gain distributions	13,174	125,658	15,756	1,423,482	297,873	693	—	3,155	70,043	90,790
Change in unrealized appreciation (depreciation) during the period	60,631	95,202	5,320	(2,040,298)	(269,372)	410	(80)	(828)	(46,207)	(18,010)
Net increase (decrease) in net assets resulting from operations	72,927	222,673	27,721	(29,280)	(46,912)	1,389	148	1	5,521	51,410

Unit transactions:
Purchases	—	100	—	52,886	926	120	30	—	1,872	544
Net transfers	(4,995)	33,657	192	(498,354)	(247,342)	—	(6,561)	(8,181)	(9,275)	(97,590)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(88,813)	(114,792)	(43,719)	(2,050,317)	(401,966)	(1,396)	(40)	—	(165,764)	(139,323)
Other transactions	1	2	—	113	1	—	—	—	—	—
Death benefits	—	—	—	(246,901)	(91,028)	—	—	—	(671)	(14,899)
Net annuity transactions	(5,103)	—	—	55,028	(6,512)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(98,910)	(81,033)	(43,527)	(2,687,545)	(745,921)	(1,276)	(6,571)	(8,181)	(173,838)	(251,268)
Net increase (decrease) in net assets	(25,983)	141,640	(15,806)	(2,716,825)	(792,833)	113	(6,423)	(8,180)	(168,317)	(199,858)

Net assets:
Beginning of period	688,569	1,353,083	234,196	18,063,322	3,480,279	25,491	6,423	8,180	1,052,786	1,040,984
End of period	$662,586	$1,494,723	$218,390	$15,346,497	$2,687,446	$25,604	$—	$—	$884,469	$841,126

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(92)	$(2,251)	$51,202	$48,631	$(276,578)	$70,563	$40,386	$441,086	$(1,638)	$19,060
Net realized gain (loss) on security transactions	11	1,899,064	427,693	328,585	(463,365)	80	(29,131)	(1,781)	(24,672)	(75,960)
Net realized gain distributions	511	—	704,472	326,223	—	1,787,798	1,216,277	220,144	—	1,071,824
Change in unrealized appreciation (depreciation) during the period	(13)	(1,473,917)	(481,440)	(183,851)	(1,081,971)	(1,067,284)	(369,456)	(346,086)	41,415	(622,517)
Net increase (decrease) in net assets resulting from operations	417	422,896	701,927	519,588	(1,821,914)	791,157	858,076	313,363	15,105	392,407

Unit transactions:
Purchases	—	23,915	24,215	—	108,557	32,475	6,020	302,945	36,319	3,153
Net transfers	—	(7,974,153)	(575,378)	(39,766)	2,689,767	888,655	510,654	(11,073)	190,253	(13,639)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(46)	(249,081)	(841,985)	(3,219,995)	(6,244,162)	(2,591,363)	(921,190)	(3,231,569)	(285,068)	(1,295,546)
Other transactions	—	(3)	35	3	15	1	(1)	99	(1)	(1)
Death benefits	—	(38,783)	(172,224)	(144,400)	(382,674)	(47,765)	(77,831)	(311,416)	(99,245)	(82,511)
Net annuity transactions	—	(3,083)	—	—	—	(14,550)	(22,212)	(10,016)	(5,459)	(22,613)
Net increase (decrease) in net assets resulting from unit transactions	(46)	(8,241,188)	(1,565,337)	(3,404,158)	(3,828,497)	(1,732,547)	(504,560)	(3,261,030)	(163,201)	(1,411,157)
Net increase (decrease) in net assets	371	(7,818,292)	(863,410)	(2,884,570)	(5,650,411)	(941,390)	353,516	(2,947,667)	(148,096)	(1,018,750)

Net assets:
Beginning of period	6,936	7,818,292	7,798,176	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134
End of period	$7,307	$—	$6,934,766	$4,462,379	$35,259,019	$10,994,667	$5,834,754	$22,126,930	$2,047,315	$7,883,384

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)(16)(17)

Operations:
Net investment income (loss)	$5,586	$(85,863)	$(570,599)	$11,984	$(44,402)	$11,247	$(51,097)	$(84,974)	$(16,369)	$(98,147)
Net realized gain (loss) on security transactions	5,567	(86,472)	(355,997)	(161,943)	(575,620)	(85,291)	(101,967)	(153,809)	(354,794)	24,655
Net realized gain distributions	427,812	1,367,791	18,559,062	7,135,206	3,074,935	165,950	375,955	826,351	—	—
Change in unrealized appreciation (depreciation) during the period	(471,937)	(1,191,376)	(14,366,804)	(4,751,444)	(1,926,921)	28,800	185,976	(317,449)	100,417	360,615
Net increase (decrease) in net assets resulting from operations	(32,972)	4,080	3,265,662	2,233,803	527,992	120,706	408,867	270,119	(270,746)	287,123

Unit transactions:
Purchases	1,190	22,750	180,580	101,221	138,087	2,013	1,176	18,014	7,761	1,336
Net transfers	156,459	(38,532)	(2,708,383)	(713,011)	(461,499)	(274,926)	(35,498)	63,518	154,035	(162,267)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	6,889,291
Surrenders for benefit payments and fees	(170,189)	(967,532)	(6,995,687)	(3,543,094)	(3,814,358)	(430,405)	(416,237)	(520,957)	(1,548,733)	(345,017)
Other transactions	—	(44)	(188)	(110)	(1)	—	82	31	346	—
Death benefits	(45,856)	(39,670)	(692,543)	(465,545)	(544,955)	(45,928)	(128,032)	(156,194)	(221,208)	(7,707)
Net annuity transactions	(684)	(2,011)	(38,119)	(74,973)	(3,845)	(6,020)	(22,484)	(14,756)	(8,925)	89,387
Net increase (decrease) in net assets resulting from unit transactions	(59,080)	(1,025,039)	(10,254,340)	(4,695,512)	(4,686,571)	(755,266)	(600,993)	(610,344)	(1,616,724)	6,465,023
Net increase (decrease) in net assets	(92,052)	(1,020,959)	(6,988,678)	(2,461,709)	(4,158,579)	(634,560)	(192,126)	(340,225)	(1,887,470)	6,752,146

Net assets:
Beginning of period	2,564,372	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	4,844,572	6,798,502	11,376,017	—
End of period	$2,472,320	$6,726,620	$45,226,399	$24,549,345	$25,959,834	$3,954,961	$4,652,446	$6,458,277	$9,488,547	$6,752,146

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account (18)(19)	Sub-Account (20)(21)

Operations:
Net investment income (loss)	$(18,784)	$(71,745)
Net realized gain (loss) on security transactions	(23,386)	31,227
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(145,059)	244,693
Net increase (decrease) in net assets resulting from operations	(187,229)	204,175

Unit transactions:
Purchases	1,384	400
Net transfers	13,953	42,200
Net interfund transfers due to corporate actions	5,513,281	4,844,543
Surrenders for benefit payments and fees	(318,640)	(323,515)
Other transactions	1	(164)
Death benefits	(88,999)	(31,545)
Net annuity transactions	67,866	58,858
Net increase (decrease) in net assets resulting from unit transactions	5,188,846	4,590,777
Net increase (decrease) in net assets	5,001,617	4,794,952

Net assets:
Beginning of period	—	—
End of period	$5,001,617	$4,794,952

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Columbia Variable Portfolio - Select International Equity Fund. Change effective April 29, 2016.
(5) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(6) Merged with Variable Portfolio - Loomis Sayles Growth Fund. Change effective April 29, 2016.
(7) Merged with Columbia Variable Portfolio - Large Cap Growth Fund. Change effective April 29, 2016.
(8) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(9) Funded as of November 18, 2016.
(10) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(11) Formerly PIMCO Global Dividend Portfolio. Change effective June 17, 2016.
(12) Liquidated as of April 29, 2016.
(13) Liquidated as of April 29, 2016.
(14) Liquidated as of April 29, 2016.
(15) Merged with Columbia Variable Portfolio - Large Cap Growth Fund II. Change effective April 29, 2016.
(16) Merged with Columbia Variable Portfolio - Large Cap Growth Fund III . Change effective April 29, 2016.
(17) Funded as of April 29, 2016.
(18) Merged with Columbia Variable Portfolio - International Opportunities Fund. Change effective April 29, 2016.
(19) Funded as of April 29, 2016.
(20) Merged with Variable Portfolio - Loomis Sayles Growth Fund II. Change effective April 29, 2016.
(21) Funded as of April 29, 2016.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,440	$(284)	$30,200	$34,961	$(19,344)	$858	$(12,965)	$136,346	$(308,027)	$448,790
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net increase (decrease) in net assets resulting from operations	(99,037)	3,519	(1,059)	100,104	(121,877)	(24,932)	(26,582)	(2,313,170)	(2,950,583)	(1,595,843)

Unit transactions:
Purchases	14,332	1,725	5,585	54,437	38,529	3,734	—	116,306	102,935	601,329
Net transfers	46,821	(4,835)	137,453	278,804	(80,114)	(113,671)	13,373	(25,736)	379,130	(1,480,129)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(159,766)	(2,474)	(467,773)	(1,043,382)	(215,481)	(71,221)	(74,990)	(2,660,898)	(7,001,251)	(24,939,335)
Other transactions	2	—	(3)	(69)	—	—	—	338	13,486	20,173
Death benefits	(99,143)	—	(379,864)	(155,711)	(15,551)	(4,028)	(31,569)	(581,800)	(499,864)	(4,006,937)
Net annuity transactions	—	—	—	104,653	—	44,831	—	(23,936)	67,827	184,536
Net increase (decrease) in net assets resulting from unit transactions	(197,754)	(5,584)	(704,602)	(761,268)	(272,617)	(140,355)	(93,186)	(3,175,726)	(6,937,737)	(29,620,363)
Net increase (decrease) in net assets	(296,791)	(2,065)	(705,661)	(661,164)	(394,494)	(165,287)	(119,768)	(5,488,896)	(9,888,320)	(31,216,206)

Net assets:
Beginning of period	2,421,509	82,740	5,609,903	6,632,784	1,958,260	412,812	805,146	21,512,109	45,804,800	139,060,173
End of period	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$22,471	$(123,033)	$(618,893)	$(521,906)	$60,617	$(14)	$(945,807)	$1,111	$(586,016)	$26,968
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net increase (decrease) in net assets resulting from operations	(38,765)	(1,402,871)	(2,083,400)	(1,842,905)	(156,108)	6	(945,807)	(3,274)	(1,959,442)	(1,249,356)

Unit transactions:
Purchases	—	250,709	113,172	209,415	18,629	—	675,590	166	291,106	185,805
Net transfers	(34,008)	864,662	(1,257,571)	(426,959)	(428,182)	—	53,865,200	13,359	(1,071,694)	(60,331)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(144,222)	(9,452,524)	(6,079,337)	(5,446,711)	(292,208)	(505)	(55,439,822)	(3,263)	(7,702,820)	(9,953,911)
Other transactions	—	16,976	6,823	7,902	(4)	1	37,340	(1)	1,168	1,415
Death benefits	(8,065)	(782,256)	(817,485)	(644,599)	(27,954)	—	(3,725,542)	—	(1,059,347)	(921,828)
Net annuity transactions	(495)	5,859	9,764	(6,939)	—	—	194,759	—	58,412	70,359
Net increase (decrease) in net assets resulting from unit transactions	(186,790)	(9,096,574)	(8,024,634)	(6,307,891)	(729,719)	(504)	(4,392,475)	10,261	(9,483,175)	(10,678,491)
Net increase (decrease) in net assets	(225,555)	(10,499,445)	(10,108,034)	(8,150,796)	(885,827)	(498)	(5,338,282)	6,987	(11,442,617)	(11,927,847)

Net assets:
Beginning of period	926,477	51,365,321	44,250,479	33,214,501	3,014,688	7,792	58,575,866	121,938	39,592,692	57,173,603
End of period	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(475,434)	$(51,799)	$(260,931)	$(444,299)	$(5,601,628)	$(2,351,182)	$(377,213)	$(490,881)	$(788,889)	$(90)
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net increase (decrease) in net assets resulting from operations	(435,794)	(4,069,161)	(2,086,252)	2,974,577	23,204,919	83,235	(5,110,756)	(1,683,457)	(221,615)	708

Unit transactions:
Purchases	948,631	306,396	706,728	205,395	1,528,610	1,400,763	428,454	107,426	195,026	—
Net transfers	(1,133,954)	(3,504,953)	(2,331,082)	4,229,943	(8,682,247)	(5,697,986)	456,114	(1,379,493)	(229,175)	(32,412)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,474,203)	(14,473,803)	(29,046,374)	(9,580,320)	(78,592,899)	(74,428,567)	(20,094,646)	(7,490,984)	(7,614,159)	—
Other transactions	13,462	5,035	95,604	6,259	38,699	45,223	15,304	2,344	4,598	—
Death benefits	(5,453,263)	(1,976,264)	(4,017,444)	(1,271,493)	(8,932,566)	(9,455,954)	(1,798,301)	(576,632)	(570,899)	—
Net annuity transactions	600,781	337,144	235,984	44,366	385,549	526,045	174,093	(3,947)	24,873	—
Net increase (decrease) in net assets resulting from unit transactions	(34,498,546)	(19,306,445)	(34,356,584)	(6,365,850)	(94,254,854)	(87,610,476)	(20,818,982)	(9,341,286)	(8,189,736)	(32,412)
Net increase (decrease) in net assets	(34,934,340)	(23,375,606)	(36,442,836)	(3,391,273)	(71,049,935)	(87,527,241)	(25,929,738)	(11,024,743)	(8,411,351)	(31,704)

Net assets:
Beginning of period	192,713,621	101,517,836	178,617,269	58,852,611	483,527,481	451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704
End of period	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$—

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$25,975	$14,461	$(106,728)	$(15,996)	$(27,717)	$(168,563)	$(220,476)	$(7,184)	$(6,355)	$2,405
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net increase (decrease) in net assets resulting from operations	87,992	3,736	122,077	73	106,977	(157,008)	(441,246)	(33,216)	(4,881)	(3,367)

Unit transactions:
Purchases	14,784	—	14,199	325	2,478	136,300	103,403	215	140	—
Net transfers	(2,461,702)	(652,323)	(184,212)	63,501	96,576	553,174	(213,834)	(48,524)	(85,762)	838
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(69,537)	(41,625)	(571,778)	(130,909)	(515,978)	(4,647,799)	(2,182,778)	(61,307)	(81,276)	(2,935)
Other transactions	—	131	(19)	(12)	(80)	21	(121)	—	1	—
Death benefits	(2,890)	(1,685)	(115,895)	—	(30,736)	(165,233)	(172,044)	—	—	—
Net annuity transactions	—	—	14,642	—	60,648	96,097	(2,281)	(7,202)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,519,345)	(695,502)	(843,063)	(67,095)	(387,092)	(4,027,440)	(2,467,655)	(116,818)	(166,897)	(2,097)
Net increase (decrease) in net assets	(2,431,353)	(691,766)	(720,986)	(67,022)	(280,115)	(4,184,448)	(2,908,901)	(150,034)	(171,778)	(5,464)

Net assets:
Beginning of period	2,431,353	691,766	5,125,430	933,625	2,099,970	22,723,243	17,404,971	807,560	560,600	131,512
End of period	$—	$—	$4,404,444	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(636,902)	$13,209,241	$(486,469)	$18,150	$(1,156,194)	$(164,390)	$6,710,922	$3,142,432	$87,646	$1,189,079
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net increase (decrease) in net assets resulting from operations	(9,968,997)	(39,031,069)	1,229,233	(12,772)	(2,064,323)	(1,289,984)	(7,262,863)	(15,407,084)	(4,220,219)	(5,716,577)

Unit transactions:
Purchases	737,382	1,689,289	114,681	156	192,074	75,529	671,594	1,072,041	46,117	310,217
Net transfers	(3,607,940)	(7,764,032)	374,858	(68,236)	(1,818,932)	(345,373)	(2,403,049)	(3,040,494)	(470,166)	5,596,771
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(36,517,907)	(87,064,857)	(5,070,283)	(143,602)	(10,755,407)	(2,847,562)	(26,531,917)	(45,493,344)	(3,758,912)	(14,950,230)
Other transactions	17,236	21,948	3,638	—	3,298	3,522	12,901	29,566	1,194	11,069
Death benefits	(3,653,844)	(12,288,723)	(592,494)	(37,063)	(964,343)	(127,305)	(3,143,653)	(5,592,090)	(319,053)	(1,416,196)
Net annuity transactions	377,106	1,188,036	23,801	4,380	26,007	(4,269)	253,598	349,627	(14,610)	119,887
Net increase (decrease) in net assets resulting from unit transactions	(42,647,967)	(104,218,339)	(5,145,799)	(244,365)	(13,317,303)	(3,245,458)	(31,140,526)	(52,674,694)	(4,515,430)	(10,328,482)
Net increase (decrease) in net assets	(52,616,964)	(143,249,408)	(3,916,566)	(257,137)	(15,381,626)	(4,535,442)	(38,403,389)	(68,081,778)	(8,735,649)	(16,045,059)

Net assets:
Beginning of period	217,207,566	531,422,802	31,676,912	1,114,608	67,441,297	16,455,234	161,317,982	287,959,094	23,637,941	87,143,294
End of period	$164,590,602	$388,173,394	$27,760,346	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,200,393	$699,765	$(256,847)	$1,008,802	$(36,282)	$1,999,579	$(1,052,259)	$118,007	$(2,221)	$(11,830)
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net increase (decrease) in net assets resulting from operations	(11,046,136)	(3,719,366)	357,032	(979,516)	(257,653)	(2,998,163)	(305,223)	(2,633,999)	16,088	53,447

Unit transactions:
Purchases	733,642	517,408	54,697	114,967	36,856	721,103	651,150	408,345	—	—
Net transfers	(1,752,545)	(1,494,184)	683,433	703,264	507,757	2,968,975	(4,003,965)	(1,276,762)	316	251,971
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(25,762,845)	(14,983,142)	(2,554,710)	(2,030,380)	(2,317,591)	(18,550,381)	(18,255,263)	(12,939,078)	(952)	(222,701)
Other transactions	12,619	4,107	(5)	25	(147)	(108)	(256)	(171)	2	—
Death benefits	(3,209,881)	(1,163,787)	(130,795)	(281,176)	(213,522)	(2,251,867)	(1,319,478)	(823,313)	—	—
Net annuity transactions	189,664	185,838	15,336	(5,065)	(94,656)	(10,668)	(105,352)	55,163	—	71,365
Net increase (decrease) in net assets resulting from unit transactions	(29,789,346)	(16,933,760)	(1,932,044)	(1,498,365)	(2,081,303)	(17,122,946)	(23,033,164)	(14,575,816)	(634)	100,635
Net increase (decrease) in net assets	(40,835,482)	(20,653,126)	(1,575,012)	(2,477,881)	(2,338,956)	(20,121,109)	(23,338,387)	(17,209,815)	15,454	154,082

Net assets:
Beginning of period	164,202,557	87,271,968	14,474,320	17,397,591	16,694,431	145,425,752	145,554,664	104,686,058	141,771	880,101
End of period	$123,367,075	$66,618,842	$12,899,308	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(106,542)	$(455,140)	$432,905	$(18,422)	$(12,737)	$(14,184)	$(9,553)	$(1,130,438)	$(71,464)	$(19,899)
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net increase (decrease) in net assets resulting from operations	689,926	3,207,069	(473,772)	49,717	(110,623)	8,654	(16,270)	(1,238,757)	(353,784)	(20,349)

Unit transactions:
Purchases	180,347	243,110	174,851	68,128	14,297	—	7,000	228,369	6,559	70
Net transfers	(883,751)	(3,502,683)	280,487	409,939	(73,428)	2,605	(88,156)	5,750,128	73,514	94,008
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,227,551)	(4,448,945)	(1,076,780)	(1,112,729)	(222,230)	(241,176)	(47,967)	(22,204,352)	(546,277)	(384,569)
Other transactions	(18)	(182)	3	(16)	—	(1)	—	13,334	(4)	(1)
Death benefits	(250,138)	(576,162)	(97,724)	(119,436)	(44,550)	(1,999)	(15,390)	(2,765,772)	(50,314)	(61,394)
Net annuity transactions	219,207	39,214	15,995	99,489	—	(1,711)	—	526,287	10,773	(6,418)
Net increase (decrease) in net assets resulting from unit transactions	(2,961,904)	(8,245,648)	(703,168)	(654,625)	(325,911)	(242,282)	(144,513)	(18,452,006)	(505,749)	(358,304)
Net increase (decrease) in net assets	(2,271,978)	(5,038,579)	(1,176,940)	(604,908)	(436,534)	(233,628)	(160,783)	(19,690,763)	(859,533)	(378,653)

Net assets:
Beginning of period	14,807,260	34,568,919	8,624,985	8,200,250	2,087,497	1,131,916	632,544	86,508,863	4,037,360	1,293,400
End of period	$12,535,282	$29,530,340	$7,448,045	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,325)	$14,535	$(2,804)	$147,618	$52,075	$(64,870)	$6,090	$501	$246,537	$(16,697)
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net increase (decrease) in net assets resulting from operations	30,298	5,751	(71,708)	(243,381)	85,413	(488,941)	(67,434)	(147,439)	(322,879)	(96,230)

Unit transactions:
Purchases	1,032	52,692	—	16,386	509	10,775	5,359	6,023	79,307	24,170
Net transfers	(98,107)	150,142	15,383	(2,338,157)	(3,003,867)	(1,194,457)	43,844	(319,069)	176,150	(23,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,131,679)	(563,812)	(455,285)	(1,347,086)	(139,695)	(1,250,124)	(132,075)	(1,082,678)	(1,765,489)	(1,178,276)
Other transactions	58	(2)	(1)	4,513	1,512	535	(3)	(1)	(53)	17
Death benefits	(219,887)	(20,181)	(5,436)	(412,128)	(2,891)	(323,560)	(26,088)	(45,930)	(303,712)	(3,655)
Net annuity transactions	(21,013)	—	(933)	—	—	—	—	—	(1,778)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,469,596)	(381,161)	(446,272)	(4,076,472)	(3,144,432)	(2,756,831)	(108,963)	(1,441,655)	(1,815,575)	(1,181,613)
Net increase (decrease) in net assets	(1,439,298)	(375,410)	(517,980)	(4,319,853)	(3,059,019)	(3,245,772)	(176,397)	(1,589,094)	(2,138,454)	(1,277,843)

Net assets:
Beginning of period	8,577,560	5,307,328	1,928,639	8,928,843	3,059,019	7,599,317	1,740,888	5,109,504	12,336,779	3,120,851
End of period	$7,138,262	$4,931,918	$1,410,659	$4,608,990	$—	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Operations:
Net investment income (loss)	$29,500	$(459,649)	$(47,635)	$29,321	$(565,303)	$(367,037)	$(702,668)	$1,417,860	$383,359	$1,623,299
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net increase (decrease) in net assets resulting from operations	118,114	1,646,842	(148,923)	73,657	(850,800)	505,383	(850,052)	(3,676,192)	(1,663,773)	(1,704,854)

Unit transactions:
Purchases	1,018	53,365	29,347	2,920	350,285	87,825	157,201	594,363	419,372	627,758
Net transfers	103,559	4,332,197	45,795	(56,148)	(2,380,689)	2,757,458	(3,219,153)	(8,368,081)	(1,372,654)	1,479,157
Net interfund transfers due to corporate actions	(5,734,180)	—	—	(7,776,888)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(293,372)	(4,906,394)	(1,043,182)	(491,171)	(11,076,788)	(2,649,778)	(6,822,560)	(38,580,760)	(12,236,108)	(16,283,769)
Other transactions	—	15,165	(364)	(1)	9,537	1,608	4,150	16,681	18,670	75,525
Death benefits	(37,729)	(478,030)	(69,389)	(20,528)	(1,444,465)	(286,982)	(579,600)	(5,063,075)	(1,308,473)	(1,683,754)
Net annuity transactions	(116,615)	15,493	2,496	(70,997)	106,926	(1,092)	8,158	120,773	74,796	13,352
Net increase (decrease) in net assets resulting from unit transactions	(6,077,319)	(968,204)	(1,035,297)	(8,412,813)	(14,435,194)	(90,961)	(10,451,804)	(51,280,099)	(14,404,397)	(15,771,731)
Net increase (decrease) in net assets	(5,959,205)	678,638	(1,184,220)	(8,339,156)	(15,285,994)	414,422	(11,301,856)	(54,956,291)	(16,068,170)	(17,476,585)

Net assets:
Beginning of period	5,959,205	30,022,513	6,312,544	8,339,156	69,771,301	19,245,205	44,234,490	223,847,629	82,955,423	104,151,511
End of period	$—	$30,701,151	$5,128,324	$—	$54,485,307	$19,659,627	$32,932,634	$168,891,338	$66,887,253	$86,674,926

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$353,142	$(53,552)	$1,983,587	$570	$(491)	$(6,932)	$5,377	$659	$(4,939)	$(29,367)
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net increase (decrease) in net assets resulting from operations	955,787	(14,565)	(2,072,954)	(4,796)	(594)	2,446	(10,384)	(1,103)	24,655	(129,143)

Unit transactions:
Purchases	32,483	2,366	218,933	—	—	—	3,846	—	4,500	7,331
Net transfers	973,141	(608,474)	(562,058)	(12,508)	5,559	(6,566)	76,468	—	(3,073)	44,498
Net interfund transfers due to corporate actions	(15,262,315)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,020,264)	(972,767)	(7,575,070)	(2,473)	(2,210)	(11,318)	(37,980)	(717)	(17,393)	(208,972)
Other transactions	2,579	5,611	6,533	—	—	—	—	—	—	—
Death benefits	(124,504)	(21,320)	(1,056,352)	—	—	—	(4,076)	—	—	(44,106)
Net annuity transactions	(10,527)	13,320	18,643	—	—	—	—	—	—	(4,231)
Net increase (decrease) in net assets resulting from unit transactions	(15,409,407)	(1,581,264)	(8,949,371)	(14,981)	3,349	(17,884)	38,258	(717)	(15,966)	(205,480)
Net increase (decrease) in net assets	(14,453,620)	(1,595,829)	(11,022,325)	(19,777)	2,755	(15,438)	27,874	(1,820)	8,689	(334,623)

Net assets:
Beginning of period	14,453,620	5,573,469	42,882,934	289,987	35,672	461,428	732,802	44,603	253,346	2,008,157
End of period	$—	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676	$42,783	$262,035	$1,673,534

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,138)	$(2,052)	$(4,478)	$(129,106)	$(135,833)	$282	$(115,473)	$(34,843)	$(183,242)	$505,569
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net increase (decrease) in net assets resulting from operations	(88,326)	(11,054)	36,564	(106,317)	43,374	(24,886)	11,959	(712)	(411,769)	(185,172)

Unit transactions:
Purchases	4,070	9,000	—	26,608	9,905	3,500	12,899	8,675	12,030	14,925
Net transfers	12,981	113	31,369	(13,961)	(54,533)	(39,538)	(105,742)	4,744	26,366	38,473
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(94,695)	(20,902)	(40,794)	(948,153)	(947,422)	(263,614)	(720,052)	(348,955)	(941,631)	(1,204,487)
Other transactions	(1)	—	—	(34)	64	10	(39)	40	(46)	(126)
Death benefits	(1,218)	—	—	(134,130)	(139,242)	(255,324)	(172,129)	(53,920)	(236,609)	(195,532)
Net annuity transactions	—	—	—	7,377	15,199	(1,246)	13,042	(14,010)	3,487	15,404
Net increase (decrease) in net assets resulting from unit transactions	(78,863)	(11,789)	(9,425)	(1,062,293)	(1,116,029)	(556,212)	(972,021)	(403,426)	(1,136,403)	(1,331,343)
Net increase (decrease) in net assets	(167,189)	(22,843)	27,139	(1,168,610)	(1,072,655)	(581,098)	(960,062)	(404,138)	(1,548,172)	(1,516,515)

Net assets:
Beginning of period	888,880	151,149	597,189	7,175,713	7,309,119	3,266,714	6,171,835	1,897,353	9,365,686	7,660,597
End of period	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773	$1,493,215	$7,817,514	$6,144,082

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(185,323)	$(15,854)	$(34,166)	$(6,138)	$(50,071)	$3,998	$1,303,324	$1,527	$(568)	$(3,041)
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net increase (decrease) in net assets resulting from operations	325,900	29,401	158,231	11,214	(397,595)	(37,132)	(624,781)	(12,521)	(6,357)	(14,015)

Unit transactions:
Purchases	19,835	170	25,872	2,722	36,387	—	122,153	—	—	80
Net transfers	(228,827)	114,150	5,585	(99,558)	(272,324)	11,304	734,154	278,104	864	58,762
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,036,346)	(413,753)	(1,123,197)	(125,087)	(690,381)	(71,890)	(2,383,297)	(92,822)	(17,647)	(24,675)
Other transactions	8	16	(274)	(1)	(72)	—	16	—	—	—
Death benefits	(221,136)	(21,940)	(55,869)	(16,162)	(118,227)	—	(378,803)	(16,413)	—	—
Net annuity transactions	32,041	167,394	—	—	—	37,049	—	—	6,599	—
Net increase (decrease) in net assets resulting from unit transactions	(1,434,425)	(153,963)	(1,147,883)	(238,086)	(1,044,617)	(23,537)	(1,905,777)	168,869	(10,184)	34,167
Net increase (decrease) in net assets	(1,108,525)	(124,562)	(989,652)	(226,872)	(1,442,212)	(60,669)	(2,530,558)	156,348	(16,541)	20,152

Net assets:
Beginning of period	8,951,793	1,049,576	6,711,569	771,616	6,129,610	335,468	16,981,470	474,935	198,254	421,137
End of period	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912	$631,283	$181,713	$441,289

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Operations:
Net investment income (loss)	$(1,670)	$10,271	$1,006,924	$(27,053)	$(68,672)	$(29,131)	$1,292	$3,525	$25,473	$5
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net increase (decrease) in net assets resulting from operations	(9,316)	(125,998)	(115,619)	(37,688)	(494,274)	(172,665)	(7,126)	(14,333)	(45,890)	(152)

Unit transactions:
Purchases	—	14,332	134,773	12,879	13,224	2,269	—	5,985	—	—
Net transfers	(3,657)	76,722	(991,734)	58,560	103,362	(141,129)	—	(14,726)	50,195	(158)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(97,874)	(160,824)	(10,325,438)	(1,173,422)	(1,513,179)	(679,570)	(878)	(10,646)	(29,424)	(3,294)
Other transactions	—	—	34	303	72	224	1	—	(181)	—
Death benefits	—	(101,325)	(1,316,536)	(106,588)	(106,558)	(80,765)	—	(6,040)	—	—
Net annuity transactions	—	—	304,709	12,867	2,570	11,879	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(101,531)	(171,095)	(12,194,192)	(1,195,401)	(1,500,509)	(887,092)	(877)	(25,427)	20,590	(3,452)
Net increase (decrease) in net assets	(110,847)	(297,093)	(12,309,811)	(1,233,089)	(1,994,783)	(1,059,757)	(8,003)	(39,760)	(25,300)	(3,604)

Net assets:
Beginning of period	274,439	2,439,445	53,888,162	6,700,919	8,187,654	5,113,560	182,017	165,373	513,126	14,359
End of period	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014	$125,613	$487,826	$10,755

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,414)	$(2,746)	$(835)	$(234)	$(131)	$2,190	$(8)	$14,546	$(1,476)	$(368,695)
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net increase (decrease) in net assets resulting from operations	3,500	13,589	(4,770)	200	(1,536)	(3,349)	(29,546)	(63,742)	(23,669)	598,167

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	70,399
Net transfers	—	(1,548)	—	—	941	710	6,705	(10,370)	286	296,135
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,948)	(1,171)	(1,277)	(372)	(53,430)	(1,782)	(129,986)	(216,687)	(86,577)	(3,083,401)
Other transactions	(3)	1	(128)	—	—	—	(1)	2	—	312
Death benefits	—	—	—	—	(1,251)	—	(924)	(124)	—	(205,334)
Net annuity transactions	8,908	(6,703)	(13,148)	—	—	—	(5,556)	—	—	(35,468)
Net increase (decrease) in net assets resulting from unit transactions	(3,043)	(9,421)	(14,553)	(372)	(53,740)	(1,072)	(129,762)	(227,179)	(86,291)	(2,957,357)
Net increase (decrease) in net assets	457	4,168	(19,323)	(172)	(55,276)	(4,421)	(159,308)	(290,921)	(109,960)	(2,359,190)

Net assets:
Beginning of period	84,887	151,007	63,429	13,687	79,854	47,531	847,877	1,644,004	344,156	20,422,512
End of period	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569	$1,353,083	$234,196	$18,063,322

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Operations:
Net investment income (loss)	$(76,912)	$(212)	$(13)	$(163)	$30,227	$(20,613)	$(100)	$(105,173)	$(102,393)	$(56,979)
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net increase (decrease) in net assets resulting from operations	(63,380)	(155)	(163)	(92)	22,486	(31,934)	(197)	(1,112,665)	(350,232)	36,129

Unit transactions:
Purchases	9,951	120	120	—	11,526	11,044	—	32,477	94,162	13,431
Net transfers	782,325	—	—	(39)	(16,195)	(2,764)	—	231,278	(199,783)	(385,532)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(862,732)	(68)	(49)	(4,142)	(182,018)	(192,327)	(56)	(1,205,816)	(1,069,712)	(550,500)
Other transactions	84	—	—	—	1	1	1	83	(313)	2
Death benefits	(58,775)	—	(11,256)	(12,418)	(34,598)	(18,549)	—	(211,907)	(254,776)	—
Net annuity transactions	27,065	—	—	—	—	(604)	—	2,782	—	—
Net increase (decrease) in net assets resulting from unit transactions	(102,082)	52	(11,185)	(16,599)	(221,284)	(203,199)	(55)	(1,151,103)	(1,430,422)	(922,599)
Net increase (decrease) in net assets	(165,462)	(103)	(11,348)	(16,691)	(198,798)	(235,133)	(252)	(2,263,768)	(1,780,654)	(886,470)

Net assets:
Beginning of period	3,645,741	25,594	17,771	24,871	1,251,584	1,276,117	7,188	10,082,060	9,578,830	8,233,419
End of period	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936	$7,818,292	$7,798,176	$7,346,949

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$34,328	$(43,268)	$82,878	$79,193	$(6,860)	$177,750	$(23,737)	$(140,488)	$(348,781)	$(136,948)
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net increase (decrease) in net assets resulting from operations	(1,088,417)	(73,772)	(307,726)	(428,544)	(159,326)	(287,948)	137,226	(58,209)	2,787,444	(43,730)

Unit transactions:
Purchases	109,031	274,579	16,136	114,425	4,648	122,191	27,392	11,253	364,890	308,530
Net transfers	(49,374)	(92,899)	(960,045)	714,730	(67,399)	15,416	69,318	(94,568)	(1,953,447)	528,118
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,450,157)	(1,727,615)	(1,582,732)	(3,707,849)	(716,318)	(1,728,508)	(481,884)	(912,170)	(6,659,769)	(4,088,420)
Other transactions	(19)	2	(696)	(25)	(74)	(42)	(68)	2	(329)	14
Death benefits	(582,788)	(743,447)	(35,513)	(485,834)	(12,391)	(288,420)	(158)	(41,569)	(706,983)	(839,620)
Net annuity transactions	—	54,222	74,127	24,871	21,545	91,551	(5,741)	(3,563)	(48,145)	162,215
Net increase (decrease) in net assets resulting from unit transactions	(3,973,307)	(2,235,158)	(2,488,723)	(3,339,682)	(769,989)	(1,787,812)	(391,141)	(1,040,615)	(9,003,783)	(3,929,163)
Net increase (decrease) in net assets	(5,061,724)	(2,308,930)	(2,796,449)	(3,768,226)	(929,315)	(2,075,760)	(253,915)	(1,098,824)	(6,216,339)	(3,972,893)

Net assets:
Beginning of period	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947
End of period	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372	$7,747,579	$52,215,077	$27,011,054

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Operations:
Net investment income (loss)	$(109,015)	$(34,697)	$(46,417)	$(66,933)	$74,813
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net increase (decrease) in net assets resulting from operations	(1,886,242)	(257,641)	(201,480)	(199,830)	(1,174,966)

Unit transactions:
Purchases	260,550	63,631	743	11,456	32,475
Net transfers	981,905	111,337	(400,794)	58,506	(261,322)
Net interfund transfers due to corporate actions	—	—	5,734,180	7,776,888	15,262,315
Surrenders for benefit payments and fees	(4,403,440)	(724,901)	(385,539)	(823,982)	(2,277,181)
Other transactions	(175)	(1)	(1)	7,316	(77)
Death benefits	(784,805)	(181,015)	(42,580)	(92,880)	(243,681)
Net annuity transactions	21,031	24,521	140,043	61,028	38,454
Net increase (decrease) in net assets resulting from unit transactions	(3,924,934)	(706,428)	5,046,052	6,998,332	12,550,983
Net increase (decrease) in net assets	(5,811,176)	(964,069)	4,844,572	6,798,502	11,376,017

Net assets:
Beginning of period	35,929,589	5,553,590	—	—	—
End of period	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2016

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund (Formerly Invesco V.I. Money Market Fund), American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Catalyst Dividend Capture VA Fund (Formerly Huntington VA Dividend Capture Fund), Catalyst Insider Buying VA Fund (Formerly Huntington VA Situs Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - International Opportunities Fund (Merged with Columbia Variable Portfolio - Select International Equity Fund), Columbia Variable Portfolio - Large Cap Growth Fund III (Merged with Columbia Variable Portfolio - Large Cap Growth Fund), Columbia Variable Portfolio - Asset Allocation Fund, Variable Portfolio - Loomis Sayles Growth Fund II (Merged with Variable Portfolio - Loomis Sayles Growth Fund), Columbia Variable Portfolio - Large Cap Growth Fund II (Merged with Columbia Variable Portfolio - Large Cap Growth Fund), Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund (Merged with Putnam VT Voyager Fund), Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund (Merged with Putnam VT Growth Opportunities Fund), JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS Global Portfolio (Formerly PIMCO Global Dividend Portfolio), PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT Total Return Bond Fund*, Wells Fargo VT Intrinsic Value Fund*, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Small Cap Value Fund*, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund, HIMCO VIT American Funds New World Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund (Merged with Columbia Variable Portfolio - Large Cap Growth Fund II)( Merged with Columbia Variable Portfolio - Large Cap Growth Fund III ), Columbia Variable Portfolio - Select International Equity Fund (Merged with Columbia Variable Portfolio - International Opportunities Fund), Variable Portfolio - Loomis Sayles Growth Fund (Merged with Variable Portfolio - Loomis Sayles Growth Fund II).
* During 2016, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2016 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2016 and 2015.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2016.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$205,781	$752,627
American Century VP Growth Fund	$7,773	$10,244
AB VPS Balanced Wealth Strategy Portfolio	$635,850	$994,120
AB VPS International Value Portfolio	$593,621	$1,616,884
AB VPS Small/Mid Cap Value Portfolio	$587,363	$370,227
AB VPS Value Portfolio	$6,601	$34,461
AB VPS International Growth Portfolio	$37,998	$138,261
Invesco V.I. Value Opportunities Fund	$5,281,999	$3,078,059
Invesco V.I. Core Equity Fund	$3,462,071	$8,242,080
Invesco V.I. Government Securities Fund	$12,563,602	$24,736,949
Invesco V.I. High Yield Fund	$94,386	$252,218
Invesco V.I. International Growth Fund	$3,076,049	$9,095,409
Invesco V.I. Mid Cap Core Equity Fund	$4,489,435	$7,747,268
Invesco V.I. Small Cap Equity Fund	$3,392,896	$6,052,041
Invesco V.I. Balanced Risk Allocation Fund	$281,257	$785,406
Invesco V.I. Diversified Dividend Fund	$82	$626
Invesco V.I. Government Money Market Fund+	$51,147,590	$48,189,093
American Century VP Mid Cap Value Fund	$9,183	$16,223
American Funds Global Bond Fund	$3,228,621	$7,460,049
American Funds Global Growth and Income Fund	$1,886,347	$8,812,547
American Funds Asset Allocation Fund	$14,511,621	$31,297,089
American Funds Blue Chip Income and Growth Fund	$18,741,957	$18,328,943
American Funds Bond Fund	$10,392,574	$30,713,549
American Funds Global Growth Fund	$6,061,735	$13,077,278
American Funds Growth Fund	$44,507,649	$77,165,532
American Funds Growth-Income Fund	$51,027,926	$71,586,213
American Funds International Fund	$10,790,044	$16,578,969
American Funds New World Fund	$1,827,516	$6,855,925
American Funds Global Small Capitalization Fund	$7,484,060	$7,797,720
Columbia Variable Portfolio - Small Company Growth Fund	$1,085,337	$820,804
Wells Fargo VT Omega Growth Fund	$83,194	$250,586
Fidelity® VIP Growth Portfolio	$458,180	$361,464
Fidelity® VIP Contrafund® Portfolio	$2,461,336	$5,054,358
Fidelity® VIP Mid Cap Portfolio	$1,575,713	$3,289,996
Fidelity® VIP Value Strategies Portfolio	$34,764	$154,234
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$129,143	$170,012
Fidelity® VIP Strategic Income Portfolio	$6,203	$26,749
Franklin Rising Dividends VIP Fund	$30,837,730	$34,427,670
Franklin Income VIP Fund	$23,588,620	$78,680,292
Franklin Large Cap Growth VIP Fund	$2,437,649	$7,702,766
Franklin Global Real Estate VIP Fund	$132,533	$126,337
Franklin Small-Mid Cap Growth VIP Fund	$7,995,384	$10,485,678
Franklin Small Cap Value VIP Fund	$6,207,766	$4,688,840
Franklin Strategic Income VIP Fund	$8,609,143	$27,996,242
Franklin Mutual Shares VIP Fund	$24,457,179	$46,630,338
Templeton Developing Markets VIP Fund	$2,008,309	$4,206,802
Templeton Foreign VIP Fund	$6,810,343	$15,042,813
Templeton Growth VIP Fund	$9,993,285	$25,570,831
Franklin Mutual Global Discovery VIP Fund	$7,834,767	$13,740,334
Franklin Flex Cap Growth VIP Fund	$2,484,341	$3,245,323
Templeton Global Bond VIP Fund	$914,452	$2,827,291
Hartford Balanced HLS Fund	$1,431,044	$3,448,789
Hartford Total Return Bond HLS Fund	$9,525,104	$25,317,840
Hartford Capital Appreciation HLS Fund	$15,608,839	$22,114,204
Hartford Dividend and Growth HLS Fund	$14,338,349	$17,721,321
Hartford Healthcare HLS Fund	$31,874	$45,670
Hartford Global Growth HLS Fund	$360,833	$405,058
Hartford Disciplined Equity HLS Fund	$2,813,010	$2,945,208
Hartford Growth Opportunities HLS Fund	$4,846,842	$7,114,284
Hartford High Yield HLS Fund	$1,386,101	$2,117,259
Hartford International Opportunities HLS Fund	$904,493	$1,748,123
Hartford Small/Mid Cap Equity HLS Fund	$494,823	$566,789
Hartford MidCap HLS Fund	$92,263	$275,985
Hartford MidCap Value HLS Fund	$130,175	$169,429
Hartford Ultrashort Bond HLS Fund	$7,330,583	$16,741,233
Hartford Small Company HLS Fund	$544,317	$742,926
Hartford SmallCap Growth HLS Fund	$422,773	$254,008
Hartford Stock HLS Fund	$632,444	$1,500,522
Hartford U.S. Government Securities HLS Fund	$2,896,242	$3,098,830
Hartford Value HLS Fund	$229,427	$235,733
Catalyst Dividend Capture VA Fund+	$368,816	$1,094,983
Catalyst Insider Buying VA Fund+	$1,188,074	$1,061,403
Lord Abbett Fundamental Equity Fund	$178,156	$489,373
Lord Abbett Calibrated Dividend Growth Fund	$951,787	$1,424,325
Lord Abbett Bond Debenture Fund	$940,902	$2,494,653
Lord Abbett Growth and Income Fund	$143,328	$458,627
MFS® Growth Fund	$5,670,320	$8,509,880
MFS® Global Equity Fund	$1,062,616	$1,465,627
MFS® Investors Trust Fund	$7,035,618	$10,405,480
MFS® Mid Cap Growth Fund	$2,683,570	$7,641,794
MFS® New Discovery Fund	$2,915,520	$7,006,584
MFS® Total Return Fund	$15,131,268	$32,639,603
MFS® Value Fund	$10,530,341	$16,121,092
MFS® Total Return Bond Series	$13,493,532	$22,320,902
MFS® Research Fund	$760,772	$997,353
MFS® High Yield Portfolio	$6,648,987	$9,721,858
BlackRock Global Allocation V.I. Fund	$4,955	$77,095
BlackRock Global Opportunities V.I. Fund	$780	$3,277
BlackRock Large Cap Growth V.I. Fund	$96,229	$91,567
BlackRock Equity Dividend V.I. Fund	$80,962	$212,335
UIF Core Plus Fixed Income Portfolio	$732	$1,460
UIF Growth Portfolio	$55,735	$23,591
UIF Mid Cap Growth Portfolio	$170,547	$336,051
Invesco V.I. American Value Fund	$287,714	$124,144
Morgan Stanley Mid Cap Growth Portfolio	$26,758	$11,882
BlackRock Capital Appreciation V.I. Fund	$81,585	$131,077
Columbia Variable Portfolio - International Opportunities Fund+	$138,754	$5,821,782
Columbia Variable Portfolio - Large Cap Growth Fund III+	$2,209,947	$6,015,607
Columbia Variable Portfolio - Asset Allocation Fund	$193,794	$979,948
Variable Portfolio - Loomis Sayles Growth Fund II+	$1,971,640	$5,230,315
Columbia Variable Portfolio - Large Cap Growth Fund II+	$301,622	$1,407,928
Columbia Variable Portfolio - Dividend Opportunity Fund	$257,370	$1,530,772
Columbia Variable Portfolio - Income Opportunities Fund	$1,357,920	$1,192,475
Columbia Variable Portfolio - Mid Cap Growth Fund	$136,934	$1,320,798
Oppenheimer Capital Appreciation Fund/VA	$105,485	$377,051
Oppenheimer Global Fund/VA	$468,954	$1,279,147
Oppenheimer Main Street Fund®/VA	$726,505	$133,439
Oppenheimer Main Street Small Cap Fund/VA	$409,824	$1,070,358
Oppenheimer Equity Income Fund/VA	$15,931	$28,837
Putnam VT Diversified Income Fund	$1,638,792	$3,305,280
Putnam VT Global Asset Allocation Fund	$310,137	$229,992
Putnam VT Growth Opportunities Fund+	$1,999,983	$75,796
Putnam VT International Value Fund	$4,174	$66,033
Putnam VT International Equity Fund	$61,672	$182,323
Putnam VT Small Cap Value Fund	$112,473	$22,523
Putnam VT Voyager Fund+	$385,383	$2,471,393
JPMorgan Insurance Trust Core Bond Portfolio	$2,537,797	$8,405,512
JPMorgan Insurance Trust U.S. Equity Portfolio	$339,751	$1,128,189
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$795,951	$1,247,181
JPMorgan Insurance Trust Mid Cap Value Portfolio	$442,255	$990,303
Putnam VT Equity Income Fund	$6,292	$55,171
PIMCO All Asset Fund	$3,573	$7,420
PIMCO StocksPLUS Global Portfolio+	$148,980	$133,118
PIMCO Global Multi-Asset Managed Allocation Portfolio	$236	$2,899
Jennison 20/20 Focus Fund	$7,618	$38,016
Jennison Fund	$184	$19,198
Prudential Value Portfolio	$1	$3,869
Prudential SP International Growth Portfolio	$—	$566
ClearBridge Variable Dividend Strategy Portfolio	$1,023	$7,355
Western Asset Variable Global High Yield Bond Portfolio	$2,527	$16,184
ClearBridge Variable Large Cap Value Portfolio	$25,267	$110,824
Invesco V.I. Growth and Income Fund	$232,178	$195,129
Invesco V.I. Comstock Fund	$18,840	$48,432
Invesco V.I. American Franchise Fund	$2,408,285	$3,979,867
Invesco V.I. Mid Cap Growth Fund	$826,825	$1,329,592
Wells Fargo VT Index Asset Allocation Fund	$1,031	$1,852
Wells Fargo VT Total Return Bond Fund+	$52	$6,622
Wells Fargo VT Intrinsic Value Fund+	$3,296	$8,229
Wells Fargo VT International Equity Fund	$159,021	$249,422
Wells Fargo VT Small Cap Growth Fund	$188,551	$364,711
Wells Fargo VT Discovery Fund	$511	$139
Wells Fargo VT Small Cap Value Fund+	$66,295	$8,309,730
Wells Fargo VT Opportunity Fund	$1,062,131	$1,871,795
HIMCO VIT Index Fund	$1,266,037	$4,295,342
HIMCO VIT Portfolio Diversifier Fund	$6,556,275	$10,661,352
HIMCO VIT American Funds Asset Allocation Fund	$3,396,336	$3,270,519
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$2,298,462	$1,546,359
HIMCO VIT American Funds Bond Fund	$2,498,273	$5,098,072
HIMCO VIT American Funds Global Bond Fund	$576,278	$741,116
HIMCO VIT American Funds Global Growth and Income Fund	$1,482,688	$1,802,961
HIMCO VIT American Funds Global Growth Fund	$937,634	$563,316
HIMCO VIT American Funds Global Small Capitalization Fund	$1,946,267	$1,689,378
HIMCO VIT American Funds Growth Fund	$20,027,077	$12,292,955
HIMCO VIT American Funds Growth-Income Fund	$8,459,424	$6,007,744
HIMCO VIT American Funds International Fund	$5,519,502	$7,175,541
HIMCO VIT American Funds New World Fund	$754,089	$1,332,159
MFS® Core Equity Portfolio	$608,999	$885,133
MFS® Massachusetts Investors Growth Stock Portfolio	$1,757,155	$1,626,122
MFS® Research International Portfolio	$947,691	$2,580,783
Columbia Variable Portfolio - Large Cap Growth Fund+	$6,921,698	$554,822
Columbia Variable Portfolio - Select International Equity Fund+	$5,809,447	$639,385
Variable Portfolio - Loomis Sayles Growth Fund+	$5,069,926	$550,894

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	11,178	43,120	(31,942)
American Century VP Growth Fund	518	633	(115)
AB VPS Balanced Wealth Strategy Portfolio	18,733	73,191	(54,458)
AB VPS International Value Portfolio	81,532	225,308	(143,776)
AB VPS Small/Mid Cap Value Portfolio	25,462	18,392	7,070
AB VPS Value Portfolio	281	2,580	(2,299)
AB VPS International Growth Portfolio	5,044	16,318	(11,274)
Invesco V.I. Value Opportunities Fund	537,632	1,980,434	(1,442,802)
Invesco V.I. Core Equity Fund	69,731	524,640	(454,909)
Invesco V.I. Government Securities Fund	8,234,025	17,383,772	(9,149,747)
Invesco V.I. High Yield Fund	4,051	123,822	(119,771)
Invesco V.I. International Growth Fund	866,935	2,913,415	(2,046,480)
Invesco V.I. Mid Cap Core Equity Fund	1,079,822	3,203,997	(2,124,175)
Invesco V.I. Small Cap Equity Fund	89,775	282,557	(192,782)
Invesco V.I. Balanced Risk Allocation Fund	22,387	60,417	(38,030)
Invesco V.I. Diversified Dividend Fund	—	32	(32)
Invesco V.I. Government Money Market Fund+	5,403,685	4,989,624	414,061
American Century VP Mid Cap Value Fund	32	849	(817)
American Funds Global Bond Fund	254,006	575,034	(321,028)
American Funds Global Growth and Income Fund	94,346	588,983	(494,637)
American Funds Asset Allocation Fund	502,770	1,543,581	(1,040,811)
American Funds Blue Chip Income and Growth Fund	6,569,184	10,250,944	(3,681,760)
American Funds Bond Fund	549,568	1,884,186	(1,334,618)
American Funds Global Growth Fund	93,299	609,235	(515,936)
American Funds Growth Fund	538,477	3,965,579	(3,427,102)
American Funds Growth-Income Fund	498,022	3,335,295	(2,837,273)
American Funds International Fund	218,987	1,053,927	(834,940)
American Funds New World Fund	75,746	264,839	(189,093)
American Funds Global Small Capitalization Fund	64,147	353,905	(289,758)
Columbia Variable Portfolio - Small Company Growth Fund	138,150	395,007	(256,857)
Wells Fargo VT Omega Growth Fund	20,065	145,088	(125,023)
Fidelity® VIP Growth Portfolio	18,346	20,604	(2,258)
Fidelity® VIP Contrafund® Portfolio	55,426	304,003	(248,577)
Fidelity® VIP Mid Cap Portfolio	40,370	199,858	(159,488)
Fidelity® VIP Value Strategies Portfolio	1,209	9,976	(8,767)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	6,499	10,571	(4,072)
Fidelity® VIP Strategic Income Portfolio	171	2,316	(2,145)
Franklin Rising Dividends VIP Fund	438,370	1,433,762	(995,392)
Franklin Income VIP Fund	395,354	4,001,770	(3,606,416)
Franklin Large Cap Growth VIP Fund	138,606	462,814	(324,208)
Franklin Global Real Estate VIP Fund	4,737	4,561	176
Franklin Small-Mid Cap Growth VIP Fund	184,185	647,268	(463,083)
Franklin Small Cap Value VIP Fund	284,702	307,947	(23,245)
Franklin Strategic Income VIP Fund	258,391	1,421,427	(1,163,036)
Franklin Mutual Shares VIP Fund	236,754	2,307,102	(2,070,348)
Templeton Developing Markets VIP Fund	115,670	260,971	(145,301)
Templeton Foreign VIP Fund	389,985	1,144,689	(754,704)
Templeton Growth VIP Fund	273,270	1,674,254	(1,400,984)
Franklin Mutual Global Discovery VIP Fund	105,553	530,738	(425,185)
Franklin Flex Cap Growth VIP Fund	57,780	198,092	(140,312)
Templeton Global Bond VIP Fund	70,217	199,646	(129,429)
Hartford Balanced HLS Fund	119,556	969,525	(849,969)
Hartford Total Return Bond HLS Fund	814,455	3,971,144	(3,156,689)
Hartford Capital Appreciation HLS Fund	383,067	2,372,568	(1,989,501)
Hartford Dividend and Growth HLS Fund	415,924	1,882,383	(1,466,459)
Hartford Healthcare HLS Fund	65	9,137	(9,072)
Hartford Global Growth HLS Fund	19,275	39,213	(19,938)
Hartford Disciplined Equity HLS Fund	73,020	168,917	(95,897)
Hartford Growth Opportunities HLS Fund	72,310	425,229	(352,919)
Hartford High Yield HLS Fund	59,700	127,176	(67,476)
Hartford International Opportunities HLS Fund	85,463	308,482	(223,019)
Hartford Small/Mid Cap Equity HLS Fund	21,939	34,519	(12,580)
Hartford MidCap HLS Fund	256	35,717	(35,461)
Hartford MidCap Value HLS Fund	4,104	36,622	(32,518)
Hartford Ultrashort Bond HLS Fund	6,060,206	13,589,918	(7,529,712)
Hartford Small Company HLS Fund	68,267	138,550	(70,283)
Hartford SmallCap Growth HLS Fund	18,266	23,111	(4,845)
Hartford Stock HLS Fund	97,211	682,249	(585,038)
Hartford U.S. Government Securities HLS Fund	271,216	310,359	(39,143)
Hartford Value HLS Fund	3,725	17,812	(14,087)
Catalyst Dividend Capture VA Fund+	20,514	223,543	(203,029)
Catalyst Insider Buying VA Fund+	26,853	415,246	(388,393)
Lord Abbett Fundamental Equity Fund	8,030	26,285	(18,255)
Lord Abbett Calibrated Dividend Growth Fund	40,553	80,489	(39,936)
Lord Abbett Bond Debenture Fund	33,972	152,925	(118,953)
Lord Abbett Growth and Income Fund	7,117	31,520	(24,403)
MFS® Growth Fund	293,647	597,286	(303,639)
MFS® Global Equity Fund	38,300	66,283	(27,983)
MFS® Investors Trust Fund	91,042	647,712	(556,670)
MFS® Mid Cap Growth Fund	178,353	876,950	(698,597)
MFS® New Discovery Fund	91,194	346,070	(254,876)
MFS® Total Return Fund	329,678	1,650,744	(1,321,066)
MFS® Value Fund	187,545	701,884	(514,339)
MFS® Total Return Bond Series	793,594	1,549,993	(756,399)
MFS® Research Fund	20,285	51,097	(30,812)
MFS® High Yield Portfolio	437,304	882,882	(445,578)
BlackRock Global Allocation V.I. Fund	216	6,853	(6,637)
BlackRock Global Opportunities V.I. Fund	—	148	(148)
BlackRock Large Cap Growth V.I. Fund	2,955	4,871	(1,916)
BlackRock Equity Dividend V.I. Fund	3,398	13,326	(9,928)
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	944	1,267	(323)
UIF Mid Cap Growth Portfolio	7,471	22,659	(15,188)
Invesco V.I. American Value Fund	14,857	7,516	7,341
Morgan Stanley Mid Cap Growth Portfolio	1,665	740	925
BlackRock Capital Appreciation V.I. Fund	4,669	8,585	(3,916)
Columbia Variable Portfolio - International Opportunities Fund+	56,319	3,044,152	(2,987,833)
Columbia Variable Portfolio - Large Cap Growth Fund III+	12,190	2,673,231	(2,661,041)
Columbia Variable Portfolio - Asset Allocation Fund	8,490	596,294	(587,804)
Variable Portfolio - Loomis Sayles Growth Fund II+	6,459	2,483,124	(2,476,665)
Columbia Variable Portfolio - Large Cap Growth Fund II+	7,818	582,211	(574,393)
Columbia Variable Portfolio - Dividend Opportunity Fund	20,388	106,120	(85,732)
Columbia Variable Portfolio - Income Opportunities Fund	41,529	102,891	(61,362)
Columbia Variable Portfolio - Mid Cap Growth Fund	12,608	93,895	(81,287)
Oppenheimer Capital Appreciation Fund/VA	1,892	25,931	(24,039)
Oppenheimer Global Fund/VA	7,322	91,155	(83,833)
Oppenheimer Main Street Fund®/VA	38,203	7,607	30,596
Oppenheimer Main Street Small Cap Fund/VA	12,432	57,011	(44,579)
Oppenheimer Equity Income Fund/VA	195	2,185	(1,990)
Putnam VT Diversified Income Fund	55,683	245,967	(190,284)
Putnam VT Global Asset Allocation Fund	16,146	14,023	2,123
Putnam VT Growth Opportunities Fund+	191,140	7,010	184,130
Putnam VT International Value Fund	91	8,247	(8,156)
Putnam VT International Equity Fund	4,081	20,454	(16,373)
Putnam VT Small Cap Value Fund	4,787	1,199	3,588
Putnam VT Voyager Fund+	15,587	124,595	(109,008)
JPMorgan Insurance Trust Core Bond Portfolio	132,126	576,884	(444,758)
JPMorgan Insurance Trust U.S. Equity Portfolio	6,940	50,681	(43,741)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	5,594	49,051	(43,457)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,029	40,425	(30,396)
Putnam VT Equity Income Fund	82	3,240	(3,158)
PIMCO All Asset Fund	26	589	(563)
PIMCO StocksPLUS Global Portfolio+	4,494	11,575	(7,081)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4	293	(289)
Jennison 20/20 Focus Fund	1	3,386	(3,385)
Jennison Fund	114	2,051	(1,937)
Prudential Value Portfolio	—	2,049	(2,049)
Prudential SP International Growth Portfolio	—	316	(316)
ClearBridge Variable Dividend Strategy Portfolio	55	484	(429)
Western Asset Variable Global High Yield Bond Portfolio	282	6,557	(6,275)
ClearBridge Variable Large Cap Value Portfolio	2,900	48,798	(45,898)
Invesco V.I. Growth and Income Fund	6,162	11,149	(4,987)
Invesco V.I. Comstock Fund	26	2,072	(2,046)
Invesco V.I. American Franchise Fund	75,304	255,260	(179,956)
Invesco V.I. Mid Cap Growth Fund	39,802	94,693	(54,891)
Wells Fargo VT Index Asset Allocation Fund	59	102	(43)
Wells Fargo VT Total Return Bond Fund+	18	3,973	(3,955)
Wells Fargo VT Intrinsic Value Fund+	—	4,847	(4,847)
Wells Fargo VT International Equity Fund	49,717	162,123	(112,406)
Wells Fargo VT Small Cap Growth Fund	6,365	20,630	(14,265)
Wells Fargo VT Discovery Fund	—	3	(3)
Wells Fargo VT Small Cap Value Fund+	2,462	613,628	(611,166)
Wells Fargo VT Opportunity Fund	12,310	108,086	(95,776)
HIMCO VIT Index Fund	40,279	221,182	(180,903)
HIMCO VIT Portfolio Diversifier Fund	881,986	1,382,013	(500,027)
HIMCO VIT American Funds Asset Allocation Fund	94,100	199,981	(105,881)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	60,500	95,153	(34,653)
HIMCO VIT American Funds Bond Fund	134,031	427,000	(292,969)
HIMCO VIT American Funds Global Bond Fund	49,652	65,721	(16,069)
HIMCO VIT American Funds Global Growth and Income Fund	16,999	135,551	(118,552)
HIMCO VIT American Funds Global Growth Fund	32,416	38,834	(6,418)
HIMCO VIT American Funds Global Small Capitalization Fund	45,689	139,682	(93,993)
HIMCO VIT American Funds Growth Fund	78,968	766,595	(687,627)
HIMCO VIT American Funds Growth-Income Fund	58,270	365,646	(307,376)
HIMCO VIT American Funds International Fund	220,505	703,496	(482,991)
HIMCO VIT American Funds New World Fund	46,578	124,590	(78,012)
MFS® Core Equity Portfolio	20,345	78,449	(58,104)
MFS® Massachusetts Investors Growth Stock Portfolio	84,775	143,674	(58,899)
MFS® Research International Portfolio	88,257	261,357	(173,100)
Columbia Variable Portfolio - Large Cap Growth Fund+	685,074	44,254	640,820
Columbia Variable Portfolio - Select International Equity Fund+	570,397	59,638	510,759
Variable Portfolio - Loomis Sayles Growth Fund+	496,612	44,366	452,246

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	20,424	31,924	(11,500)
American Century VP Growth Fund	463	812	(349)
AB VPS Balanced Wealth Strategy Portfolio	39,315	93,935	(54,620)
AB VPS International Value Portfolio	147,173	252,212	(105,039)
AB VPS Small/Mid Cap Value Portfolio	7,909	23,075	(15,166)
AB VPS Value Portfolio	4,411	15,262	(10,851)
AB VPS International Growth Portfolio	6,066	17,251	(11,185)
Invesco V.I. Value Opportunities Fund	607,003	2,670,682	(2,063,679)
Invesco V.I. Core Equity Fund	170,095	650,285	(480,190)
Invesco V.I. Government Securities Fund	6,491,844	28,380,426	(21,888,582)
Invesco V.I. High Yield Fund	9,287	84,161	(74,874)
Invesco V.I. International Growth Fund	1,035,569	4,312,912	(3,277,343)
Invesco V.I. Mid Cap Core Equity Fund	783,844	4,313,464	(3,529,620)
Invesco V.I. Small Cap Equity Fund	136,127	421,544	(285,417)
Invesco V.I. Balanced Risk Allocation Fund	11,734	72,603	(60,869)
Invesco V.I. Diversified Dividend Fund	1	32	(31)
Invesco V.I. Money Market Fund	6,613,895	7,067,796	(453,901)
American Century VP Mid Cap Value Fund	1,058	465	593
American Funds Global Bond Fund	187,551	951,148	(763,597)
American Funds Global Growth and Income Fund	187,927	923,248	(735,321)
American Funds Asset Allocation Fund	467,046	2,278,050	(1,811,004)
American Funds Blue Chip Income and Growth Fund	3,585,937	15,395,362	(11,809,425)
American Funds Bond Fund	556,828	2,807,765	(2,250,937)
American Funds Global Growth Fund	335,957	632,201	(296,244)
American Funds Growth Fund	595,552	5,737,184	(5,141,632)
American Funds Growth-Income Fund	457,531	4,785,341	(4,327,810)
American Funds International Fund	385,557	1,660,959	(1,275,402)
American Funds New World Fund	81,029	446,444	(365,415)
American Funds Global Small Capitalization Fund	167,882	526,463	(358,581)
Sterling Capital Equity Income VIF	—	2,886	(2,886)
Sterling Capital Special Opportunities VIF	5,059	149,043	(143,984)
Sterling Capital Total Return Bond VIF	1,933	56,901	(54,968)
Columbia Variable Portfolio — Small Company Growth Fund	119,553	620,532	(500,979)
Wells Fargo VT Omega Growth Fund	42,007	78,713	(36,706)
Fidelity® VIP Growth Portfolio	54,544	84,016	(29,472)
Fidelity® VIP Contrafund® Portfolio	102,778	347,695	(244,917)
Fidelity® VIP Mid Cap Portfolio	47,172	206,040	(158,868)
Fidelity® VIP Value Strategies Portfolio	316	7,367	(7,051)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	10,553	22,026	(11,473)
Fidelity® VIP Strategic Income Portfolio	639	780	(141)
Franklin Rising Dividends VIP Fund	352,031	2,271,618	(1,919,587)
Franklin Income VIP Fund	616,367	5,919,957	(5,303,590)
Franklin Large Cap Growth VIP Fund	257,225	554,838	(297,613)
Franklin Global Real Estate VIP Fund	999	11,870	(10,871)
Franklin Small-Mid Cap Growth VIP Fund	294,387	1,063,613	(769,226)
Franklin Small Cap Value VIP Fund	123,601	354,165	(230,564)
Franklin Strategic Income VIP Fund	355,407	1,922,967	(1,567,560)
Franklin Mutual Shares VIP Fund	370,262	2,935,184	(2,564,922)
Templeton Developing Markets VIP Fund	89,639	352,115	(262,476)
Templeton Foreign VIP Fund	822,873	1,525,315	(702,442)
Templeton Growth VIP Fund	247,653	2,115,308	(1,867,655)
Franklin Mutual Global Discovery VIP Fund	146,266	782,030	(635,764)
Franklin Flex Cap Growth VIP Fund	121,779	236,200	(114,421)
Templeton Global Bond VIP Fund	84,268	191,825	(107,557)
Hartford Balanced HLS Fund	143,065	1,207,018	(1,063,953)
Hartford Total Return Bond HLS Fund	1,045,028	4,852,572	(3,807,544)
Hartford Capital Appreciation HLS Fund	337,968	3,281,901	(2,943,933)
Hartford Dividend and Growth HLS Fund	245,243	2,363,059	(2,117,816)
Hartford Healthcare HLS Fund	60	184	(124)
Hartford Global Growth HLS Fund	50,628	55,883	(5,255)
Hartford Disciplined Equity HLS Fund	61,267	246,989	(185,722)
Hartford Growth Opportunities HLS Fund	125,566	630,961	(505,395)
Hartford High Yield HLS Fund	63,845	111,062	(47,217)
Hartford International Opportunities HLS Fund	174,829	344,564	(169,735)
Hartford Small/Mid Cap Equity HLS Fund	4,476	24,471	(19,995)
Hartford MidCap HLS Fund	908	33,696	(32,788)
Hartford MidCap Value HLS Fund	1,530	21,321	(19,791)
Hartford Ultrashort Bond HLS Fund	10,056,054	27,331,523	(17,275,469)
Hartford Small Company HLS Fund	46,372	176,338	(129,966)
Hartford SmallCap Growth HLS Fund	17,116	37,176	(20,060)
Hartford Stock HLS Fund	64,473	989,654	(925,181)
Hartford U.S. Government Securities HLS Fund	27,366	74,505	(47,139)
Hartford Value HLS Fund	8,799	38,885	(30,086)
Huntington VA Dividend Capture Fund	37,849	607,085	(569,236)
Huntington VA International Equity Fund	11,134	592,521	(581,387)
Huntington VA Situs Fund	54,591	1,111,209	(1,056,618)
Lord Abbett Fundamental Equity Fund	9,828	15,744	(5,916)
Lord Abbett Calibrated Dividend Growth Fund	8,936	91,339	(82,403)
Lord Abbett Bond Debenture Fund	52,725	171,525	(118,800)
Lord Abbett Growth and Income Fund	2,472	76,770	(74,298)
MFS® Core Equity Fund	13,341	468,474	(455,133)
MFS® Growth Fund	480,598	555,496	(74,898)
MFS® Global Equity Fund	32,631	79,899	(47,268)
MFS® Investors Growth Stock Fund	23,713	698,094	(674,381)
MFS® Investors Trust Fund	132,882	1,075,542	(942,660)
MFS® Mid Cap Growth Fund	548,082	545,655	2,427
MFS® New Discovery Fund	121,878	617,318	(495,440)
MFS® Total Return Fund	336,134	3,165,156	(2,829,022)
MFS® Value Fund	182,397	817,341	(634,944)
MFS® Total Return Bond Series	719,430	1,868,045	(1,148,615)
MFS® Research International Fund	94,928	1,129,952	(1,035,024)
MFS® Research Fund	23,610	108,179	(84,569)
MFS® High Yield Portfolio	376,160	1,229,021	(852,861)
BlackRock Global Allocation V.I. Fund	88	1,315	(1,227)
BlackRock Global Opportunities V.I. Fund	318	121	197
BlackRock Large Cap Growth V.I. Fund	56	1,129	(1,073)
BlackRock Equity Dividend V.I. Fund	8,963	6,406	2,557
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	501	1,591	(1,090)
UIF Mid Cap Growth Portfolio	7,489	20,433	(12,944)
Invesco V.I. American Value Fund	4,447	9,146	(4,699)
Morgan Stanley Mid Cap Growth Portfolio	626	1,350	(724)
BlackRock Capital Appreciation V.I. Fund	8,411	9,261	(850)
Columbia Variable Portfolio - International Opportunities Fund	113,284	691,176	(577,892)
Columbia Variable Portfolio - Large Cap Growth Fund III	49,493	582,135	(532,642)
Columbia Variable Portfolio — Asset Allocation Fund	5,717	365,956	(360,239)
Variable Portfolio - Loomis Sayles Growth Fund II	60,697	601,988	(541,291)
Columbia Variable Portfolio - Large Cap Growth Fund II	13,414	164,008	(150,594)
Columbia Variable Portfolio — Dividend Opportunity Fund	30,731	121,120	(90,389)
Columbia Variable Portfolio — Income Opportunities Fund	30,210	158,066	(127,856)
Columbia Variable Portfolio - Mid Cap Growth Fund	22,672	130,462	(107,790)
Oppenheimer Capital Appreciation Fund/VA	27,707	37,163	(9,456)
Oppenheimer Global Fund/VA	24,641	104,649	(80,008)
Oppenheimer Main Street Fund®/VA	1,653	17,328	(15,675)
Oppenheimer Main Street Small Cap Fund/VA	17,506	74,130	(56,624)
Oppenheimer Equity Income Fund/VA	8,563	10,055	(1,492)
Putnam VT Diversified Income Fund	102,511	246,954	(144,443)
Putnam VT Global Asset Allocation Fund	17,007	5,715	11,292
Putnam VT International Value Fund	939	2,108	(1,169)
Putnam VT International Equity Fund	14,023	10,965	3,058
Putnam VT Small Cap Value Fund	605	5,030	(4,425)
Putnam VT Voyager Fund	21,677	28,581	(6,904)
JPMorgan Insurance Trust Core Bond Portfolio	129,918	1,004,647	(874,729)
JPMorgan Insurance Trust U.S. Equity Portfolio	22,092	77,330	(55,238)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	24,227	85,207	(60,980)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,086	47,256	(37,170)
Putnam VT Equity Income Fund	—	40	(40)
PIMCO All Asset Fund	117	2,402	(2,285)
PIMCO Global Dividend Portfolio	9,672	7,461	2,211
PIMCO Global Multi-Asset Managed Allocation Portfolio	—	352	(352)
Jennison 20/20 Focus Fund	457	1,213	(756)
Jennison Fund	1	2,221	(2,220)
Prudential Value Portfolio	13	8,075	(8,062)
Prudential SP International Growth Portfolio	—	318	(318)
ClearBridge Variable Dividend Strategy Portfolio	66	3,813	(3,747)
Western Asset Variable Global High Yield Bond Portfolio	310	795	(485)
ClearBridge Variable Large Cap Value Portfolio	4,371	64,873	(60,502)
Invesco V.I. Growth and Income Fund	4,894	19,413	(14,519)
Invesco V.I. Comstock Fund	20	3,779	(3,759)
Invesco V.I. American Franchise Fund	127,233	321,955	(194,722)
Invesco V.I. Mid Cap Growth Fund	157,013	167,379	(10,366)
Wells Fargo VT Index Asset Allocation Fund	54	29	25
Wells Fargo VT Total Return Bond Fund	67	6,922	(6,855)
Wells Fargo VT Intrinsic Value Fund	172	9,278	(9,106)
Wells Fargo VT International Equity Fund	29,981	187,852	(157,871)
Wells Fargo VT Small Cap Growth Fund	8,457	19,774	(11,317)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Small Cap Value Fund	37,991	121,102	(83,111)
Wells Fargo VT Opportunity Fund	30,466	115,389	(84,923)
HIMCO VIT Index Fund	46,566	111,356	(64,790)
HIMCO VIT Portfolio Diversifier Fund	626,840	1,131,097	(504,257)
HIMCO VIT American Funds Asset Allocation Fund	53,348	212,412	(159,064)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	53,615	220,790	(167,175)
HIMCO VIT American Funds Bond Fund	232,641	538,151	(305,510)
HIMCO VIT American Funds Global Bond Fund	20,761	92,125	(71,364)
HIMCO VIT American Funds Global Growth and Income Fund	39,954	181,433	(141,479)
HIMCO VIT American Funds Global Growth Fund	19,290	46,964	(27,674)
HIMCO VIT American Funds Global Small Capitalization Fund	57,106	145,615	(88,509)
HIMCO VIT American Funds Growth Fund	106,700	726,135	(619,435)
HIMCO VIT American Funds Growth-Income Fund	146,704	416,473	(269,769)
HIMCO VIT American Funds International Fund	358,208	737,900	(379,692)
HIMCO VIT American Funds New World Fund	50,166	120,341	(70,175)
MFS® Core Equity Portfolio	560,503	83,159	477,344
MFS® Massachusetts Investors Growth Stock Portfolio	786,036	113,791	672,245
MFS® Research International Portfolio	1,542,762	348,750	1,194,012

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2016. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
2012	202,920	$11.108599	to	$11.299348	$2,311,580	0.50%	to	1.45%	1.70%	to	1.92%	12.93%	to	14.01%
American Century VP Growth Fund
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
2012	3,296	$10.128418	to	$10.272868	$33,604	0.65%	to	1.50%	0.38%	to	0.40%	11.80%	to	12.75%
AB VPS Balanced Wealth Strategy Portfolio
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
2012	427,286	$14.160826	to	$14.221715	$4,612,246	0.50%	to	2.70%	1.92%	to	1.92%	10.36%	to	12.81%
AB VPS International Value Portfolio
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
2012	1,249,244	$6.429205	to	$12.273260	$7,847,078	0.85%	to	2.70%	1.16%	to	1.43%	11.15%	to	13.23%
AB VPS Small/Mid Cap Value Portfolio
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
2012	141,654	$17.794803	to	$19.155351	$1,808,494	0.50%	to	2.70%	0.28%	to	0.29%	15.32%	to	17.88%
AB VPS Value Portfolio
2016	18,074	$12.226389	to	$13.593127	$241,028	1.25%	to	2.45%	1.45%	to	1.45%	8.60%	to	9.91%
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
2012	15,551	$8.759176	to	$9.148443	$140,850	1.25%	to	2.15%	0.76%	to	1.70%	13.08%	to	14.11%
AB VPS International Growth Portfolio
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—%	to	—%	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
2012	145,200	$7.870373	to	$14.606635	$1,144,972	1.25%	to	2.70%	1.40%	to	1.46%	12.17%	to	13.81%
Invesco V.I. Value Opportunities Fund
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
2012	22,874,107	$1.290481	to	$16.718816	$26,765,920	0.85%	to	2.75%	1.51%	to	1.60%	14.51%	to	16.71%
Invesco V.I. Core Equity Fund
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—%	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
2012	4,916,451	$14.578328	to	$14.694872	$56,353,721	0.50%	to	2.75%	0.95%	to	1.17%	10.79%	to	13.05%
Invesco V.I. Government Securities Fund
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
2012	175,871,974	$1.493465	to	$10.782357	$241,587,716	0.85%	to	2.75%	3.14%	to	4.17%	(0.30)%	to	1.61%
Invesco V.I. High Yield Fund
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
2012	708,040	$1.841423	to	$19.414644	$1,384,690	1.70%	to	2.75%	4.73%	to	5.18%	14.00%	to	15.20%
Invesco V.I. International Growth Fund
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—%	to	1.24%	15.73%	to	18.36%
2012	24,773,236	$14.454160	to	$15.681292	$62,682,241	0.50%	to	2.75%	1.35%	to	1.61%	12.40%	to	14.68%
Invesco V.I. Mid Cap Core Equity Fund
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—%	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
2012	30,698,856	$14.042863	to	$14.166487	$54,019,726	0.50%	to	2.75%	—%	to	0.07%	7.95%	to	10.07%
Invesco V.I. Small Cap Equity Fund
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—%	to	—%	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—%	to	0.01%	33.68%	to	36.40%
2012	2,409,209	$16.506273	to	$16.527510	$38,131,991	0.50%	to	2.75%	—%	to	—%	10.81%	to	13.09%
Invesco V.I. Balanced Risk Allocation Fund
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
2012	674,601	$11.669377	to	$12.138297	$8,019,261	0.50%	to	2.70%	0.28%	to	0.82%	7.69%	to	10.09%
Invesco V.I. Diversified Dividend Fund
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
2012	553	$11.244674	to	$11.244674	$6,221	1.70%	to	1.70%	1.84%	to	1.84%	16.37%	to	16.37%
Invesco V.I. Government Money Market Fund+
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—%	to	—%	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
2012	5,767	$11.076042	to	$11.279374	$65,223	0.50%	to	1.45%	1.99%	to	2.03%	14.56%	to	15.65%
American Funds Global Bond Fund
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—%	to	—%	(5.22)%	to	(3.40)%
2012	5,501,480	$12.261101	to	$14.065520	$73,105,787	0.85%	to	2.75%	1.74%	to	2.10%	3.31%	to	5.29%
American Funds Global Growth and Income Fund
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
2012	7,229,938	$12.061955	to	$16.514694	$82,482,066	0.85%	to	2.75%	2.38%	to	3.29%	14.37%	to	16.56%
American Funds Asset Allocation Fund
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
2012	16,290,731	$15.080782	to	$17.275233	$242,309,617	0.85%	to	2.80%	1.87%	to	1.95%	12.98%	to	15.21%
American Funds Blue Chip Income and Growth Fund
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
2012	92,331,247	$1.231691	to	$15.051344	$104,124,798	0.85%	to	2.75%	1.91%	to	2.19%	10.80%	to	12.92%
American Funds Bond Fund
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
2012	15,660,878	$12.424779	to	$17.192190	$240,330,684	0.85%	to	2.75%	2.43%	to	2.58%	2.52%	to	4.48%
American Funds Global Growth Fund
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
2012	4,867,907	$16.875417	to	$18.937743	$77,324,762	0.85%	to	2.75%	0.90%	to	0.92%	19.24%	to	21.53%
American Funds Growth Fund
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
2012	47,094,015	$16.857195	to	$17.268006	$608,651,148	0.85%	to	2.75%	0.75%	to	0.86%	14.69%	to	16.89%
American Funds Growth-Income Fund
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
2012	39,352,298	$15.513115	to	$16.570647	$549,702,685	0.85%	to	2.75%	1.53%	to	1.76%	14.30%	to	16.49%
American Funds International Fund
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
2012	11,485,798	$14.998581	to	$16.156198	$159,016,779	0.85%	to	2.75%	1.44%	to	1.69%	14.71%	to	16.91%
American Funds New World Fund
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
2012	2,722,685	$16.796944	to	$30.468166	$70,629,591	0.85%	to	2.75%	0.99%	to	1.15%	14.63%	to	16.82%
American Funds Global Small Capitalization Fund
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—%	to	—%	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
2012	3,245,033	$17.890749	to	$20.383203	$56,411,255	0.85%	to	2.75%	1.33%	to	1.36%	14.97%	to	17.18%
Columbia Variable Portfolio - Small Company Growth Fund
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—%	to	—%	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—%	to	—%	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
2012	4,106,779	$1.256731	to	$16.061707	$5,762,794	1.70%	to	2.80%	—%	to	—%	8.91%	to	10.12%
Wells Fargo VT Omega Growth Fund
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—%	to	—%	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—%	to	—%	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
2012	1,049,531	$15.144945	to	$18.771297	$1,149,387	1.25%	to	2.75%	—%	to	—%	17.48%	to	19.26%
Fidelity® VIP Growth Portfolio
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—%	to	—%	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
2012	80,115	$10.106895	to	$16.590323	$822,044	1.25%	to	2.40%	0.34%	to	0.36%	11.69%	to	12.98%
Fidelity® VIP Contrafund® Portfolio
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
2012	1,947,489	$16.176867	to	$16.392891	$22,688,722	0.50%	to	2.70%	1.15%	to	1.17%	13.05%	to	15.56%
Fidelity® VIP Mid Cap Portfolio
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
2012	1,420,742	$15.766099	to	$17.285596	$16,146,040	0.50%	to	2.70%	0.40%	to	0.49%	11.51%	to	13.99%
Fidelity® VIP Value Strategies Portfolio
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
2012	92,473	$11.678349	to	$22.119855	$1,103,134	1.25%	to	2.70%	0.36%	to	0.37%	23.68%	to	25.49%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
2012	26,235	$10.946791	to	$11.601156	$298,735	1.25%	to	2.45%	0.41%	to	0.54%	19.29%	to	20.73%
Fidelity® VIP Strategic Income Portfolio
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
2012	5,488	$13.868175	to	$13.941239	$76,249	0.50%	to	0.65%	3.43%	to	5.16%	9.52%	to	9.68%
Franklin Rising Dividends VIP Fund
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
2012	16,023,287	$15.650299	to	$16.576719	$265,268,303	0.50%	to	2.75%	1.66%	to	1.83%	8.93%	to	11.23%
Franklin Income VIP Fund
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
2012	44,978,105	$15.281162	to	$16.875821	$783,413,687	0.50%	to	2.75%	6.10%	to	6.45%	9.60%	to	12.00%
Franklin Large Cap Growth VIP Fund
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—%	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
2012	3,189,398	$12.661396	to	$14.565563	$37,642,123	1.15%	to	2.75%	0.80%	to	0.82%	9.32%	to	11.09%
Franklin Global Real Estate VIP Fund
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
2012	59,996	$16.807849	to	$20.641837	$1,210,389	1.40%	to	2.40%	—%	to	—%	24.39%	to	25.64%
Franklin Small-Mid Cap Growth VIP Fund
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—%	to	—%	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—%	to	—%	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—%	to	—%	34.34%	to	36.99%
2012	6,221,559	$15.349634	to	$17.404713	$70,495,268	0.85%	to	2.75%	—%	to	—%	7.84%	to	9.91%
Franklin Small Cap Value VIP Fund
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—%	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
2012	1,409,166	$17.732825	to	$17.965353	$15,778,584	0.50%	to	2.75%	0.70%	to	0.86%	15.18%	to	17.68%
Franklin Strategic Income VIP Fund
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
2012	12,947,612	$14.027463	to	$15.291336	$250,767,431	0.50%	to	2.80%	6.85%	to	6.95%	10.00%	to	12.11%
Franklin Mutual Shares VIP Fund
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—%	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
2012	23,164,409	$14.655285	to	$14.820917	$355,309,139	0.50%	to	2.75%	2.13%	to	2.41%	11.15%	to	13.63%
Templeton Developing Markets VIP Fund
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
2012	2,335,734	$18.195185	to	$27.192746	$49,109,466	0.85%	to	2.75%	1.60%	to	1.71%	10.33%	to	12.44%
Templeton Foreign VIP Fund
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—%	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—%	to	2.82%	19.64%	to	22.49%
2012	10,219,149	$14.078884	to	$15.045733	$131,974,526	0.50%	to	2.75%	3.05%	to	3.06%	15.03%	to	17.55%
Templeton Growth VIP Fund
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
2012	17,343,927	$14.725005	to	$15.087686	$226,483,345	0.50%	to	2.75%	2.00%	to	2.18%	17.78%	to	20.42%
Franklin Mutual Global Discovery VIP Fund
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
2012	5,529,851	$13.707570	to	$13.804833	$113,098,587	0.50%	to	2.75%	2.57%	to	2.87%	10.28%	to	12.70%
Franklin Flex Cap Growth VIP Fund
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—%	to	—%	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—%	to	—%	33.76%	to	36.32%
2012	1,531,626	$12.398153	to	$14.446576	$17,617,666	0.85%	to	2.75%	—%	to	—%	6.30%	to	8.34%

Templeton Global Bond VIP Fund
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
2012	1,557,122	$14.217363	to	$14.750789	$22,345,330	0.30%	to	2.70%	—%	to	6.12%	11.91%	to	14.62%
Hartford Balanced HLS Fund
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
2012	9,299,392	$11.676956	to	$15.306417	$16,214,421	0.85%	to	2.75%	3.31%	to	5.55%	8.71%	to	11.07%
Hartford Total Return Bond HLS Fund
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
2012	33,097,003	$12.908256	to	$13.061086	$164,645,075	0.50%	to	2.80%	3.83%	to	4.07%	4.31%	to	7.00%
Hartford Capital Appreciation HLS Fund
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
2012	25,478,593	$15.138103	to	$16.433647	$142,494,694	0.50%	to	2.80%	1.17%	to	1.50%	14.78%	to	17.75%
Hartford Dividend and Growth HLS Fund
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
2012	18,827,915	$14.890759	to	$15.542467	$100,678,897	0.50%	to	2.75%	2.33%	to	2.70%	10.24%	to	13.03%
Hartford Healthcare HLS Fund
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—%	to	—%	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
2012	68,159	$2.478414	to	$2.586919	$176,031	1.40%	to	1.75%	0.10%	to	0.13%	18.24%	to	18.65%
Hartford Global Growth HLS Fund
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%

2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
2012	256,643	$7.966476	to	$8.442850	$689,814	1.25%	to	2.45%	0.55%	to	0.55%	20.42%	to	21.87%
Hartford Disciplined Equity HLS Fund
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
2012	1,279,327	$11.305738	to	$15.949020	$12,398,836	0.85%	to	2.70%	1.46%	to	1.51%	14.49%	to	16.63%
Hartford Growth Opportunities HLS Fund
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
2012	3,054,682	$16.639067	to	$16.665811	$30,798,245	0.50%	to	2.70%	—%	to	—%	23.48%	to	26.23%
Hartford High Yield HLS Fund
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
2012	762,984	$16.893745	to	$19.492610	$10,017,305	0.50%	to	2.70%	8.36%	to	8.75%	11.27%	to	13.74%
Hartford International Opportunities HLS Fund
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—%	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
2012	2,673,219	$14.390206	to	$14.980051	$9,070,977	0.50%	to	2.75%	1.44%	to	1.97%	16.64%	to	19.60%
Hartford Small/Mid Cap Equity HLS Fund
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
2012	179,534	$11.889440	to	$19.720394	$2,146,368	0.85%	to	2.70%	0.60%	to	0.60%	12.79%	to	14.89%
Hartford MidCap HLS Fund
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—%	to	—%	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
2012	244,857	$4.684135	to	$4.776588	$1,167,561	1.40%	to	1.55%	0.53%	to	0.58%	17.31%	to	17.48%
Hartford MidCap Value HLS Fund
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
2012	106,437	$1.945297	to	$13.218340	$331,642	1.40%	to	2.45%	0.85%	to	0.89%	21.62%	to	22.91%
Hartford Ultrashort Bond HLS Fund

2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—%	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.40)%
2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.50)%
2012	169,707,075	$8.923141	to	$9.942655	$195,450,120	0.30%	to	2.80%	—%	to	—%	(2.76)%	to	(0.30)%
Hartford Small Company HLS Fund
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—%	to	—%	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—%	to	—%	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—%	to	—%	40.07%	to	43.66%
2012	1,538,802	$16.625441	to	$16.747977	$4,180,772	0.50%	to	2.75%	—%	to	—%	12.22%	to	15.06%
Hartford SmallCap Growth HLS Fund
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
2012	107,494	$13.664294	to	$14.763938	$1,223,154	0.85%	to	2.45%	—%	to	—%	14.56%	to	16.40%
Hartford Stock HLS Fund
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
2012	7,384,869	$11.166146	to	$16.833884	$8,747,782	0.85%	to	2.75%	1.85%	to	2.17%	11.00%	to	13.42%
Hartford U.S. Government Securities HLS Fund
2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
2012	970,213	$10.081092	to	$11.394012	$8,295,666	0.50%	to	2.45%	2.80%	to	2.84%	1.19%	to	3.18%
Hartford Value HLS Fund
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—%	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
2012	192,619	$15.130819	to	$15.653317	$1,577,097	0.50%	to	2.70%	1.89%	to	2.32%	13.87%	to	16.40%
Catalyst Dividend Capture VA Fund+
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
2012	1,976,529	$16.495144	to	$17.146773	$6,725,084	0.50%	to	2.75%	3.88%	to	3.98%	8.44%	to	10.91%
Catalyst Insider Buying VA Fund+
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%

2012	2,906,501	$1.546104	to	$18.849467	$5,782,957	0.50%	to	2.50%	—%	to	—%	19.60%	to	22.02%
Lord Abbett Fundamental Equity Fund
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%
2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
2012	136,090	$11.567545	to	$13.468330	$1,731,468	0.50%	to	1.50%	0.59%	to	1.25%	8.94%	to	10.03%
Lord Abbett Calibrated Dividend Growth Fund
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
2012	223,826	$12.195606	to	$14.912990	$2,646,396	0.85%	to	2.70%	2.99%	to	3.38%	9.46%	to	11.50%
Lord Abbett Bond Debenture Fund
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
2012	1,020,556	$14.131108	to	$16.703358	$14,184,226	0.50%	to	2.70%	5.56%	to	5.97%	9.54%	to	11.97%
Lord Abbett Growth and Income Fund
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
2012	235,029	$9.124707	to	$9.669329	$2,235,361	1.25%	to	2.45%	0.87%	to	1.00%	9.38%	to	10.70%
MFS® Growth Fund
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—%	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—%	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
2012	2,203,781	$16.275030	to	$16.804885	$20,452,997	0.50%	to	2.75%	—%	to	—%	14.20%	to	16.49%
MFS® Global Equity Fund
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—%	to	0.79%	24.60%	to	26.73%
2012	437,499	$14.612304	to	$19.929000	$7,288,786	0.85%	to	2.50%	1.03%	to	1.27%	20.30%	to	22.30%
MFS® Investors Trust Fund
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
2012	8,821,250	$12.947102	to	$15.044887	$95,170,363	0.85%	to	2.75%	0.88%	to	1.13%	15.95%	to	18.17%
MFS® Mid Cap Growth Fund
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—%	to	—%	1.77%	to	3.73%

2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—%	to	—%	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—%	to	—%	33.99%	to	36.56%
2012	3,312,657	$6.292057	to	$18.380541	$19,466,114	0.85%	to	2.75%	—%	to	—%	13.36%	to	15.53%
MFS® New Discovery Fund
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—%	to	—%	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—%	to	—%	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—%	to	—%	37.68%	to	40.30%
2012	3,994,445	$10.544547	to	$23.855023	$62,669,054	0.65%	to	2.75%	—%	to	—%	17.94%	to	20.11%
MFS® Total Return Fund
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
2012	21,225,795	$13.548161	to	$13.729253	$315,385,211	0.50%	to	2.75%	2.54%	to	3.08%	8.24%	to	10.38%
MFS® Value Fund
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
2012	5,634,579	$14.748701	to	$14.871543	$86,066,142	0.50%	to	2.75%	1.44%	to	1.73%	13.11%	to	15.30%
MFS® Total Return Bond Series
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
2012	6,466,424	$12.972863	to	$13.176544	$85,900,778	0.50%	to	2.75%	2.36%	to	2.63%	4.44%	to	6.52%
MFS® Research Fund
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—%	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
2012	379,049	$12.462085	to	$14.183107	$4,981,965	0.85%	to	2.50%	0.40%	to	0.77%	14.38%	to	16.28%
MFS® High Yield Portfolio
2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50%	to	1.45%	—%	to	1.27%	2.31%	to	3.29%
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
2012	9,304	$10.402073	to	$10.488588	$96,822	0.50%	to	0.75%	1.64%	to	1.88%	9.15%	to	9.42%
BlackRock Global Opportunities V.I. Fund
2016	2,138	$16.965646	to	$17.122152	$36,378	2.00%	to	2.45%	1.89%	to	2.05%	1.08%	to	1.54%

2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%
2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
2012	1,462	$14.419749	to	$14.419749	$21,086	2.45%	to	2.45%	1.05%	to	1.05%	11.84%	to	11.84%
BlackRock Large Cap Growth V.I. Fund
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
2012	35,872	$9.805179	to	$11.593941	$414,538	1.75%	to	2.15%	0.87%	to	1.42%	12.77%	to	13.23%
BlackRock Equity Dividend V.I. Fund
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
2012	89,954	$11.271579	to	$11.522602	$1,029,040	0.30%	to	1.45%	2.06%	to	2.40%	10.29%	to	11.57%
UIF Core Plus Fixed Income Portfolio
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—%	to	—%	0.74%	to	0.74%
UIF Growth Portfolio
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—%	to	—%	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—%	to	—%	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—%	to	—%	30.16%	to	31.10%
UIF Mid Cap Growth Portfolio
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—%	to	—%	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—%	to	—%	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
2012	181,860	$11.888928	to	$19.340060	$2,105,964	0.85%	to	2.70%	—%	to	—%	5.60%	to	7.57%
Invesco V.I. American Value Fund
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
2012	69,297	$12.298679	to	$19.252196	$836,670	0.85%	to	2.40%	0.65%	to	0.65%	14.30%	to	16.09%
Morgan Stanley Mid Cap Growth Portfolio
2016	9,787	$11.631839	to	$13.086696	$126,671	1.35%	to	2.20%	—%	to	—%	(11.40)%	to	(10.64)%
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—%	to	—%	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—%	to	—%	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
2012	15,178	$10.870781	to	$11.821534	$171,993	1.35%	to	2.20%	—%	to	—%	5.88%	to	6.78%
BlackRock Capital Appreciation V.I. Fund
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%

2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—%	to	—%	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—%	to	—%	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—%	to	—%	31.48%	to	32.73%
2012	95,996	$9.927679	to	$10.148832	$972,985	0.30%	to	1.45%	0.62%	to	0.76%	11.94%	to	13.23%
Columbia Variable Portfolio - International Opportunities Fund+
2016	—	$1.428787	to	$13.391286	$—	1.70%	to	2.80%	0.78%	to	0.80%	(15.43)%	to	(14.97)%
2015	2,987,833	$1.680317	to	$15.833876	$6,007,103	1.70%	to	2.80%	0.29%	to	0.31%	(2.79)%	to	(1.72)%
2014	3,565,725	$1.709680	to	$16.288879	$7,175,713	1.70%	to	2.80%	0.02%	to	0.03%	(7.71)%	to	(6.69)%
2013	4,258,552	$1.832327	to	$17.650526	$8,926,475	1.70%	to	2.80%	0.42%	to	0.44%	17.07%	to	18.37%
2012	5,438,166	$1.548002	to	$15.076473	$9,036,590	1.70%	to	2.80%	0.94%	to	0.98%	14.38%	to	15.64%
Columbia Variable Portfolio - Large Cap Growth Fund III+
2016	—	$1.738410	to	$20.193453	$—	1.70%	to	2.80%	—%	to	—%	(9.23)%	to	(8.74)%
2015	2,661,041	$1.904834	to	$22.246186	$6,236,464	1.70%	to	2.80%	0.16%	to	0.17%	(0.26)%	to	0.85%
2014	3,193,683	$1.888859	to	$22.303836	$7,309,119	1.70%	to	2.80%	0.42%	to	0.50%	9.35%	to	10.56%
2013	4,398,189	$1.708462	to	$20.396784	$8,678,906	1.70%	to	2.80%	0.41%	to	0.43%	34.29%	to	35.77%
2012	5,949,085	$1.258311	to	$15.188400	$7,799,396	1.70%	to	2.80%	0.36%	to	0.36%	8.95%	to	10.15%
Columbia Variable Portfolio - Asset Allocation Fund
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
2012	3,289,299	$1.123871	to	$1.225172	$3,985,657	1.70%	to	2.50%	2.14%	to	2.22%	10.24%	to	11.12%

Variable Portfolio - Loomis Sayles Growth Fund II+
2016	—	$1.739956	to	$20.445373	$—	1.70%	to	2.75%	0.27%	to	0.27%	(3.98)%	to	(3.49)%
2015	2,476,665	$1.802845	to	$21.293528	$5,211,773	1.70%	to	2.75%	0.10%	to	0.11%	(0.60)%	to	0.45%
2014	3,017,956	$1.794775	to	$21.422073	$6,171,835	1.70%	to	2.75%	0.21%	to	0.22%	6.45%	to	7.58%
2013	3,769,794	$1.668349	to	$20.123240	$7,084,761	1.70%	to	2.75%	0.23%	to	0.24%	31.97%	to	33.36%
2012	4,898,196	$1.251027	to	$15.248518	$6,709,942	1.70%	to	2.75%	0.68%	to	1.02%	9.19%	to	10.35%
Columbia Variable Portfolio - Large Cap Growth Fund II+
2016	—	$2.051888	to	$17.422511	$—	1.70%	to	2.75%	—%	to	—%	(11.68)%	to	(11.22)%
2015	574,393	$2.311211	to	$19.725659	$1,493,215	1.70%	to	2.75%	—%	to	—%	(1.21)%	to	(0.17)%
2014	724,987	$2.315155	to	$19.967927	$1,897,353	1.70%	to	2.75%	—%	to	—%	6.10%	to	7.22%
2013	938,655	$2.159184	to	$18.819243	$2,218,996	1.70%	to	2.75%	0.44%	to	0.46%	38.58%	to	40.04%
2012	1,144,242	$1.541885	to	$13.580451	$1,872,420	1.70%	to	2.75%	—%	to	—%	8.36%	to	9.51%
Columbia Variable Portfolio - Dividend Opportunity Fund
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—%	to	—%	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—%	to	—%	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—%	to	—%	23.32%	to	24.68%
2012	1,030,694	$9.497019	to	$9.672993	$9,901,448	1.70%	to	2.80%	—%	to	—%	10.95%	to	12.18%
Columbia Variable Portfolio - Income Opportunities Fund
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—%	to	—%	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%
Columbia Variable Portfolio - Mid Cap Growth Fund

2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—%	to	—%	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—%	to	—%	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—%	to	—%	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—%	to	—%	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—%	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
2012	47,922	$9.584110	to	$10.156114	$482,974	1.25%	to	2.45%	0.40%	to	0.40%	11.05%	to	12.39%
Oppenheimer Global Fund/VA
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
2012	619,524	$11.324646	to	$17.046140	$6,806,454	0.85%	to	2.70%	1.89%	to	1.92%	17.73%	to	19.93%
Oppenheimer Main Street Fund®/VA
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—%	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
2012	100,874	$11.073999	to	$16.287648	$1,110,299	1.25%	to	2.40%	0.66%	to	0.66%	13.84%	to	15.16%
Oppenheimer Main Street Small Cap Fund/VA
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
2012	480,151	$12.696051	to	$18.748471	$5,931,035	0.85%	to	2.70%	0.33%	to	0.33%	14.54%	to	16.67%
Oppenheimer Equity Income Fund/VA
2016	20,584	$12.692256	to	$14.110975	$284,264	1.25%	to	2.45%	5.25%	to	5.26%	12.34%	to	13.70%
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—%	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
2012	18,599	$9.461400	to	$10.026112	$184,136	1.25%	to	2.45%	1.13%	to	1.22%	10.35%	to	11.68%
Putnam VT Diversified Income Fund
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
2012	1,730,044	$13.046179	to	$17.704317	$23,058,536	0.85%	to	2.70%	5.51%	to	5.85%	8.55%	to	10.58%
Putnam VT Global Asset Allocation Fund
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
2012	163,959	$10.968758	to	$11.624156	$2,453,434	1.25%	to	2.45%	0.73%	to	0.73%	11.44%	to	12.78%

Putnam VT Growth Opportunities Fund+
2016	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
2012	26,718	$7.944968	to	$13.902110	$209,457	1.25%	to	2.30%	2.97%	to	3.01%	18.94%	to	20.19%
Putnam VT International Equity Fund
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—%	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
2012	44,962	$7.562887	to	$8.034559	$351,891	1.25%	to	2.50%	2.01%	to	2.16%	18.91%	to	20.40%
Putnam VT Small Cap Value Fund
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
2012	124,851	$11.643282	to	$18.038393	$2,037,385	1.25%	to	2.40%	0.44%	to	0.63%	14.70%	to	16.03%
Putnam VT Voyager Fund+
2016	—	$14.661461	to	$21.498310	$—	0.50%	to	1.45%	1.19%	to	1.70%	2.04%	to	3.00%
2015	109,008	$14.368979	to	$20.871737	$2,142,352	0.50%	to	1.45%	1.09%	to	1.35%	(7.46)%	to	(6.58)%
2014	115,912	$15.528119	to	$22.342034	$2,439,445	0.50%	to	1.45%	0.74%	to	0.76%	8.14%	to	9.17%
2013	128,572	$14.359054	to	$20.464635	$2,471,029	0.50%	to	1.45%	1.02%	to	1.14%	41.66%	to	43.01%
2012	177,838	$10.136459	to	$14.310109	$2,352,712	0.50%	to	1.45%	0.16%	to	0.36%	12.58%	to	13.66%
JPMorgan Insurance Trust Core Bond Portfolio
2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
2012	5,902,959	$12.517433	to	$12.555596	$82,006,190	1.25%	to	2.40%	4.47%	to	5.04%	2.83%	to	4.02%
JPMorgan Insurance Trust U.S. Equity Portfolio
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—%	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
2012	502,862	$14.318621	to	$16.345889	$7,260,683	1.35%	to	2.40%	1.46%	to	1.50%	14.86%	to	16.07%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
2016	225,916	$19.056887	to	$27.980930	$5,729,698	1.25%	to	2.40%	0.73%	to	0.75%	9.38%	to	10.64%
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
2012	550,950	$11.662724	to	$17.929904	$8,595,927	1.25%	to	2.40%	0.64%	to	0.74%	13.38%	to	14.69%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%

2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
2012	380,569	$12.785886	to	$18.823628	$6,104,691	1.25%	to	2.40%	1.04%	to	1.09%	17.52%	to	18.88%
Putnam VT Equity Income Fund
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—%	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
2012	1,759	$12.488476	to	$16.119278	$27,304	0.50%	to	0.75%	—%	to	2.23%	18.41%	to	18.71%
PIMCO All Asset Fund
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
2012	14,671	$11.320194	to	$11.527936	$168,501	0.50%	to	1.45%	5.06%	to	5.89%	13.16%	to	14.23%
PIMCO StocksPLUS Global Portfolio+
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—%	to	—%	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
2012	81,722	$10.162951	to	$10.389198	$844,011	0.30%	to	1.45%	0.83%	to	0.98%	8.19%	to	9.44%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2016	838	$9.777967	to	$9.777967	$8,191	1.45%	to	1.45%	2.18%	to	2.18%	2.42%	to	2.42%
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%
2012	1,186	$10.381024	to	$10.381024	$12,313	1.45%	to	1.45%	3.07%	to	3.07%	7.21%	to	7.21%
Jennison 20/20 Focus Fund
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—%	to	—%	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—%	to	—%	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—%	to	—%	26.79%	to	27.56%
2012	44,545	$1.470740	to	$15.458007	$131,830	1.40%	to	2.00%	—%	to	—%	8.43%	to	9.08%
Jennison Fund
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—%	to	—%	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—%	to	—%	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—%	to	—%	33.93%	to	35.21%
2012	84,498	$0.995530	to	$7.762953	$179,421	1.40%	to	2.35%	—%	to	—%	13.04%	to	14.12%
Prudential Value Portfolio
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—%	to	—%	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—%	to	—%	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—%	to	—%	29.78%	to	30.69%
2012	66,136	$1.211291	to	$1.308669	$84,945	1.40%	to	2.10%	0.54%	to	0.55%	11.76%	to	12.55%

Prudential SP International Growth Portfolio
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—%	to	—%	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—%	to	—%	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—%	to	—%	16.28%	to	16.87%
2012	4,448	$0.982742	to	$0.982742	$4,371	1.90%	to	1.90%	—%	to	—%	19.57%	to	19.57%
ClearBridge Variable Dividend Strategy Portfolio
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
2012	5,511	$10.320951	to	$10.320951	$56,878	1.40%	to	1.40%	2.78%	to	2.78%	12.62%	to	12.62%
Western Asset Variable Global High Yield Bond Portfolio
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
2012	25,904	$2.134001	to	$2.228629	$57,261	1.40%	to	1.75%	6.42%	to	7.48%	16.28%	to	16.68%
ClearBridge Variable Large Cap Value Portfolio
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
2012	167,940	$1.456722	to	$1.485506	$249,253	1.40%	to	1.55%	2.04%	to	2.34%	14.71%	to	14.89%
Invesco V.I. Growth and Income Fund
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%
2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
2012	136,154	$11.014058	to	$15.339500	$1,553,672	0.85%	to	2.50%	1.31%	to	1.32%	11.53%	to	13.38%
Invesco V.I. Comstock Fund
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
2012	22,275	$15.421242	to	$16.984478	$359,435	1.35%	to	2.50%	1.49%	to	1.52%	15.99%	to	17.33%
Invesco V.I. American Franchise Fund
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
2012	2,308,545	$10.092241	to	$10.441741	$23,600,563	0.85%	to	2.75%	—%	to	—%	10.65%	to	12.77%
Invesco V.I. Mid Cap Growth Fund
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—%	to	—%	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—%	to	—%	5.11%	to	6.35%

2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
2012	282,900	$9.767694	to	$9.924071	$2,783,539	0.85%	to	2.75%	—%	to	—%	(2.32)%	to	(0.76)%
Wells Fargo VT Index Asset Allocation Fund
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
2012	5,180	$1.461617	to	$15.095876	$20,222	1.35%	to	2.10%	0.75%	to	0.75%	10.69%	to	11.52%
Wells Fargo VT Total Return Bond Fund+
2016	—	$1.658007	to	$1.658007	$—	1.35%	to	1.35%	0.35%	to	0.35%	2.09%	to	2.09%
2015	3,955	$1.624126	to	$1.624126	$6,423	1.35%	to	1.35%	1.28%	to	1.28%	(1.21)%	to	(1.21)%
2014	10,810	$1.643962	to	$1.643962	$17,771	1.35%	to	1.35%	1.36%	to	1.36%	4.18%	to	4.18%
2013	10,766	$1.578072	to	$1.578072	$16,990	1.35%	to	1.35%	1.25%	to	1.25%	(3.74)%	to	(3.74)%
2012	10,722	$1.639407	to	$1.639407	$17,578	1.35%	to	1.35%	1.41%	to	1.41%	4.68%	to	4.68%
Wells Fargo VT Intrinsic Value Fund+
2016	—	$1.682086	to	$19.446654	$—	1.85%	to	2.10%	1.80%	to	1.86%	(0.36)%	to	(0.24)%
2015	4,847	$1.686079	to	$1.686079	$8,180	1.85%	to	1.85%	0.73%	to	0.73%	(2.35)%	to	(2.35)%
2014	13,953	$1.840450	to	$20.036182	$24,871	1.35%	to	2.10%	—%	to	0.76%	8.02%	to	8.83%
2013	22,335	$1.594447	to	$1.691084	$36,566	1.35%	to	1.85%	1.02%	to	1.04%	27.92%	to	28.56%
2012	22,196	$1.246468	to	$1.315436	$28,343	1.35%	to	1.85%	1.32%	to	1.35%	17.28%	to	17.87%
Wells Fargo VT International Equity Fund
2016	646,667	$8.305074		$9.234000	$884,469	1.25%		2.45%	—%		3.71%	0.75%		1.97%
2015	759,073	$8.242927		$9.055534	$1,052,786	1.25%		2.45%	3.98%		4.29%	(0.18)%		1.02%
2014	916,944	$8.257845		$8.963675	$1,251,584	1.25%		2.45%	2.98%		3.25%	(7.59)%		(6.48)%
2013	1,080,926	$1.074273		$9.584438	$1,533,961	1.25%		2.50%	2.31%		2.31%	16.98%		18.45%
2012	1,186,484	$0.918360		$1.668898	$1,378,829	1.35%		2.50%	1.64%		1.67%	10.88%		12.16%
Wells Fargo VT Small Cap Growth Fund
2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—%	to	—%	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—%	to	—%	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—%	to	—%	46.84%	to	49.26%
2012	131,157	$12.513990	to	$12.903704	$1,598,916	1.25%	to	2.50%	—%	to	—%	5.44%	to	6.77%
Wells Fargo VT Discovery Fund
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—%	to	—%	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—%	to	—%	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
2012	290	$17.968169	to	$17.968169	$5,194	1.35%	to	1.35%	—%	to	—%	16.16%	to	16.16%
Wells Fargo VT Small Cap Value Fund+
2016	—	$12.857104	to	$14.696206	$—	0.50%	to	2.75%	0.38%	to	0.63%	6.06%	to	7.23%
2015	611,166	$12.122406	to	$13.704915	$7,818,292	0.50%	to	2.75%	0.57%	to	0.57%	(12.78)%	to	(10.79)%
2014	694,277	$13.898230	to	$15.362791	$10,082,060	0.50%	to	2.75%	0.59%	to	0.60%	1.79%	to	4.11%
2013	803,962	$13.676754	to	$14.756163	$11,361,676	0.50%	to	2.70%	0.97%	to	0.98%	11.97%	to	14.46%
2012	977,638	$12.214883	to	$12.892309	$12,220,444	0.50%	to	2.70%	1.15%	to	1.16%	11.29%	to	13.76%
Wells Fargo VT Opportunity Fund
2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%

2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
2012	780,248	$11.762364	to	$12.114819	$9,315,735	0.50%	to	2.70%	0.60%	to	0.60%	12.72%	to	15.23%
HIMCO VIT Index Fund
2016	199,812	$8.258880	to	$26.757917	$4,462,379	0.30%	to	1.55%	2.14%	to	2.18%	9.63%	to	11.00%
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—%	to	—%	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2016	4,883,341	$6.949282	to	$7.430450	$35,259,019	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund
2016	703,450	$19.202463	to	$21.174688	$10,994,667	0.50%	to	2.70%	2.57%	to	2.58%	6.20%	to	8.57%
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—%	to	—%	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
2016	339,197	$23.339640	to	$26.627915	$5,834,754	0.30%	to	2.70%	—%	to	2.42%	15.31%	to	18.11%
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—%	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—%	to	—%	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund
2016	2,009,419	$11.606782	to	$12.679373	$22,126,930	0.50%	to	2.70%	3.31%	to	3.45%	(0.08)%	to	2.14%
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—%	to	—%	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund
2016	195,130	$10.457762	to	$11.429702	$2,047,315	0.50%	to	2.70%	1.25%	to	1.48%	(0.33)%	to	1.89%
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—%	to	—%	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund
2016	610,788	$19.872892	to	$20.400844	$7,883,384	0.50%	to	2.70%	1.91%	to	1.96%	4.17%	to	6.48%
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—%	to	—%	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund
2016	173,681	$20.795815	to	$21.021891	$2,472,320	0.50%	to	2.70%	1.91%	to	1.97%	(2.52)%	to	(0.35)%
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—%	to	—%	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund
2016	584,693	$19.001544	to	$21.038167	$6,726,620	0.30%	to	2.70%	—%	to	0.42%	(1.04)%	to	1.36%
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—%	to	—%	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—%	to	—%	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund
2016	2,798,615	$24.960991	to	$26.115777	$45,226,399	0.30%	to	2.75%	—%	to	0.32%	6.14%	to	8.78%
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—%	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—%	to	—%	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund
2016	1,506,213	$22.805660	to	$24.647958	$24,549,345	0.50%	to	2.70%	1.59%	to	1.66%	8.25%	to	10.65%

2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—%	to	—%	1.66%	to	2.66%
HIMCO VIT American Funds International Fund
2016	2,649,235	$15.136960	to	$15.428869	$25,959,834	0.30%	to	2.70%	—%	to	1.38%	0.52%	to	2.96%
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—%	to	—%	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund
2016	386,224	$14.883842	to	$15.397371	$3,954,961	0.30%	to	2.70%	—%	to	2.12%	2.09%	to	4.57%
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—%	to	—%	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%
Columbia Variable Portfolio - Large Cap Growth Fund+
2016	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%
Columbia Variable Portfolio - Select International Equity Fund+
2016	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
Variable Portfolio - Loomis Sayles Growth Fund+
2016	452,246	$10.551696	to	$10.638654	$4,794,952	1.70%	to	2.75%	—%	to	—%	5.52%	to	6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2016 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 24, 2017

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2016	2015	2014
Revenues
Fee income and other	$969	$1,097	$1,210
Earned premiums	203	92	32
Net investment income	1,373	1,456	1,543
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(29)	(63)	(31)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	1	2	2
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Other net realized capital gains (losses)	(135)	(85)	606
Total net realized capital gains (losses)	(163)	(146)	577
Total revenues	2,382	2,499	3,362
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,437	1,402	1,460
Amortization of deferred policy acquisition costs ("DAC")	114	69	206
Insurance operating costs and other expenses	472	524	851
Reinsurance gain on disposition	—	(28)	(23)
Dividends to policyholders	3	2	7
Total benefits, losses and expenses	2,026	1,969	2,501
Income before income taxes	356	530	861
Income tax expense	74	30	184
Net income	282	500	677
Net income attributable to noncontrolling interest	—	—	1
Net income attributable to Hartford Life Insurance Company	$282	$500	$676
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2016	2015	2014
Net income	$282	$500	$677
Other comprehensive income (loss):
Change in net unrealized gain on securities	154	(615)	659
Change in net gain on cash-flow hedging instruments	(25)	(13)	(9)
Change in foreign currency translation adjustments	—	—	(3)
OCI, net of tax	129	(628)	647
Comprehensive income (loss)	411	(128)	1,324
Less: Comprehensive income attributable to noncontrolling interest	—	—	1
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$411	$(128)	$1,323
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $22,507 and $23,559)	$23,819	$24,657
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $0 and $49)	82	165
Equity securities, available-for-sale, at fair value (cost of $142 and $471) (includes equity securities, at fair value using the fair value option, of $0 and $281, and variable interest entity assets of $0 and $1)	152	459
Mortgage loans (net of allowance for loan losses of $19 and $19)	2,811	2,918
Policy loans, at outstanding balance	1,442	1,446
Limited partnerships and other alternative investments (includes variable interest entity assets of $0 and $2)	930	1,216
Other investments	293	212
Short-term investments (includes variable interest entity assets of $0 and $2)	1,349	572
Total investments	30,878	31,645
Cash	554	305
Premiums receivable and agents’ balances, net	18	19
Reinsurance recoverables	20,725	20,499
Deferred policy acquisition costs	463	542
Deferred income taxes, net	1,437	1,581
Other assets	606	648
Separate account assets	115,665	120,111
Total assets	$170,346	$175,350
Liabilities
Reserve for future policy benefits	$14,000	$13,850
Other policyholder funds and benefits payable	30,588	31,157
Other liabilities (includes variable interest entity liabilities of $0 and $12)	2,272	2,070
Separate account liabilities	115,665	120,111
Total liabilities	162,525	167,188
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	4,935	5,687
Accumulated other comprehensive income, net of tax	722	593
Retained earnings	2,158	1,876
Total stockholder’s equity	7,821	8,162
Total liabilities and stockholder’s equity	$170,346	$175,350
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Return of capital to parent	—	(752)	—	—	—	(752)
Net income	—	—	—	282	—	282
Total other comprehensive income	—	—	129	—	—	129
Balance, December 31, 2016	$6	$4,935	$722	$2,158	$—	$7,821
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Return of capital to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive loss	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Return of capital to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership					(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2016	2015	2014
Operating Activities
Net income	$282	$500	$677
Adjustments to reconcile net income to net cash provided by operating activities
Net realized capital (gains) losses	163	146	(577)
Amortization of deferred policy acquisition costs	114	69	206
Additions to deferred policy acquisition costs	(7)	(7)	(14)
Reinsurance gain on disposition	—	(28)	(23)
Depreciation and amortization (accretion), net	9	(14)	6
Other operating activities, net	33	38	248
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	117	(14)	170
Increase (decrease) in accrued and deferred income taxes	278	(62)	302
Increase in reserve for future policy benefits and unearned premiums	111	276	586
Net changes in other assets and other liabilities	(316)	(222)	(912)
Net cash provided by operating activities	784	682	669
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,152	11,465	10,333
Fixed maturities, fair value option	68	107	358
Equity securities, available-for-sale	321	586	107
Mortgage loans	371	467	377
Partnerships	395	252	152
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,889)	(11,755)	(7,385)
Fixed maturities, fair value option	(29)	(67)	(217)
Equity securities, available-for-sale	(58)	(535)	(363)
Mortgage loans	(263)	(282)	(146)
Partnerships	(151)	(199)	(104)
Net payments for derivatives	(261)	(167)	(66)
Net increase (decrease) in policy loans	2	(31)	(14)
Net (payments for) proceeds from short-term investments	(769)	1,604	(556)
Other investing activities, net	(25)	1	34
Net cash provided by investing activities	864	1,446	2,510
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,162	4,674	4,567
Withdrawals and other deductions from investment and universal life-type contracts	(14,871)	(16,972)	(21,810)
Net transfers from separate accounts related to investment and universal life-type contracts	9,811	10,987	14,167
Net increase in securities loaned or sold under agreements to repurchase	268	264	—
Return of capital to parent	(752)	(1,001)	(275)
Net repayments at maturity or settlement of consumer notes	(17)	(33)	(13)
Net cash used for financing activities	(1,399)	(2,081)	(3,364)
Foreign exchange rate effect on cash	—	—	(3)
Net increase (decrease) in cash	249	47	(188)
Cash — beginning of year	305	258	446
Cash — end of year	$554	$305	$258
Supplemental Disclosure of Cash Flow Information
Income tax refunds received/(payments)	210	(80)	187
Noncash return of capital	—	—	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
On January 1, 2016 the Company adopted new consolidation guidance issued by the Financial Accounting Standards Board ("FASB"). The updates revise when to consolidate variable interest entities ("VIEs") and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify guidance for determining whether limited partnerships are VIEs or voting interest entities. The new guidance did not have a material effect on the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards
Financial Instruments - Credit Losses
The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on available-for-sale (“AFS”) debt securities carried at fair value will continue to be measured as other-than-temporary impairments (“OTTI”) when incurred; however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on AFS securities cannot cause the net carrying value to be below fair value and, therefore, it is possible that increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for AFS debt securities; rather, their cost basis will be evaluated for an allowance for OTTI prospectively. Early adoption is permitted as of January 1, 2019. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s consolidated financial statements. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on the effective interest method for recognizing interest income from AFS securities, updating our investment accounting system functionality to adjust valuation allowances based on changes in fair value and developing an implementation plan.

Financial Instruments - Recognition and Measurement
The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (loss) ("AOCI") to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder's equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2016, equity securities available-for-sale totaled $152, with unrealized gains of $7 in AOCI, that would have been classified in retained earnings. Had the new accounting guidance been in place since the beginning of 2016, the Company would have recognized mark-to-market gains of $7 after-tax in net income for the year ended December 31, 2016.
Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company will adopt on January 1, 2018 and has not determined its method for adoption. The adoption is not expected to have a material effect on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2016, 2015, and 2014 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. In addition, for investments in a hedge fund of funds which was liquidated during 2016, the Company recognizes changes in the fair value of the underlying funds in net investment income, which is consistent with accounting requirements for investment companies. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company uses investment fund accounting applied to a fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2016, 2015 and 2014.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Net Investment in a Foreign Operation Hedges - Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2)the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets, such as sales inducement assets (“SIA”). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2016, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, DAC is established for the new contract and the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.  Additions to coverage or benefits that are underwritten separately are considered non-integrated features for which DAC is established if additional acquisition costs are incurred.  Reductions to coverage or benefits that have a commensurate reduction in price are treated as partial terminations and DAC is reduced through a charge to income.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (MAV). For the Company's products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, GMIBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods as the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of AOCI. The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$993	$—	$956	$37
Collateralized debt obligations ("CDOs")	940	—	680	260
Commercial mortgage-backed securities ("CMBS")	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
Residential mortgage-backed securities ("RMBS")	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$846	$—	$841	$5
CDOs	1,408	—	1,078	330
CMBS	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
Municipal	1,132	—	1,083	49
RMBS	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Equity derivatives	—	—	—	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	38,700	140
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$62,408	$2,046
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $4.0 billion and $1.8 billion of investment sales receivable, as of December 31, 2016 and December 31, 2015, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $1.0 billion and $1.2 billion of investments, as of December 31, 2016 and December 31, 2015 for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as approving changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
In addition, the Company’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable; or they may be held at cost
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• The swap yield curve • Credit default swap curves	• Independent broker quotes • Yield curves beyond observable limits
Equity derivatives
• Equity index levels • The swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	• Independent broker quotes
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities

Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

As of December 31, 2015
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [4]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [5]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives

	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	188	Option model	Equity volatility	17%	28%	Increase

As of December 31, 2015
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	179	Option model	Equity volatility	14%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
The tables above exclude the portion of ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2016, no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $563 and $711, for the years ended December 31, 2016 and 2015, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2016 and 2015, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2016 and 2015, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections
Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives

	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
December 31, 2016
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase
December 31, 2015
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 39% and 30% were subject to significant liquidation restrictions due to lock-up or gating provisions as of December 31, 2016 and December 31, 2015, respectively. Total limited partnerships that do not allow any form of redemption were 11% and 2%, as of December 31, 2016 and December 31, 2015, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2015

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2015	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2015
Assets
Fixed Maturities, AFS
ABS	$82	$—	$(2)	$22	$—	$(6)	$1	$(92)	$5
CDOs	360	(1)	3	—	(26)	—	—	(6)	330
CMBS	119	—	(5)	18	(36)	(3)	4	(35)	62
Corporate	646	(18)	(38)	45	(21)	(43)	99	(136)	534
Foreign Govt./Govt. Agencies	30	—	(3)	5	(3)	(15)	3	—	17
Municipal	54	—	(5)	—	—	—	—	—	49
RMBS	734	(2)	(2)	154	(126)	(127)	16	(19)	628
Total Fixed Maturities, AFS	2,025	(21)	(52)	244	(212)	(194)	123	(288)	1,625
Fixed Maturities, FVO	84	(5)	1	6	(23)	(50)	—	(11)	2
Equity Securities, AFS	48	(5)	1	11	(1)	(13)	—	(3)	38
Freestanding Derivatives
Credit	(3)	1	—	(8)	—	—	—	10	—
Commodity	—	(3)	—	—	(3)	—	6	—	—
Equity	5	5	—	—	(10)	—	—	—	—
Interest rate	(27)	(1)	—	—	(1)	—	—	—	(29)
GMWB hedging instruments	170	(16)	—	—	(19)	—	—	—	135
Macro hedge program	141	(41)	—	47	—	—	—	—	147
Other contracts	—	—	—	—	—	—	—	—	—
Total Freestanding Derivatives [5]	286	(55)	—	39	(33)	—	6	10	253
Reinsurance Recoverable for GMWB	56	9	—	—	18	—	—	—	83
Separate Accounts	112	28	(5)	375	(20)	(238)	12	(125)	139
Total Assets	$2,611	$(49)	$(55)	$675	$(271)	$(495)	$141	$(417)	$2,140
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(139)	(59)	—	—	(64)	—	—	—	(262)
Equity Linked Notes	(26)	—	—	—	—	—	—	—	(26)
Total Other Policyholder Funds and Benefits Payable	(165)	(59)	—	—	(64)	—	—	—	(288)
Consumer Notes	(3)	3	—	—	—	—	—	—	—
Total Liabilities	$(168)	$(56)	$—	$—	$(64)	$—	$—	$—	$(288)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End

	December 31, 2016 [1] [2]	December 31, 2015 [1] [2]
Assets
Fixed Maturities, AFS
CDOs	$—	$(1)
CMBS	(1)	(1)
Corporate	(13)	(17)
RMBS	—	(3)
Total Fixed Maturities, AFS	(14)	(22)
Fixed Maturities, FVO	—	(3)
Equity Securities, AFS	(1)	(5)
Freestanding Derivatives
GMWB hedging instruments	(52)	(5)
Macro hedge program	(33)	(34)
Total Freestanding Derivatives	(85)	(39)
Reinsurance Recoverable for GMWB	(24)	9
Separate Accounts	—	27
Total Assets	$(124)	$(33)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	88	(59)
Equity Linked Notes	(7)	—
Total Other Policyholder Funds and Benefits Payable	81	(59)
Consumer Notes	—	3
Total Liabilities	$81	$(56)

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, primarily related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within Fixed Maturities, FVO. The Company reports the underlying fixed maturities of these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The consolidated investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. As of December 31, 2016, the Company no longer holds these investments. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using Fair Value Option

	For the year ended December 31,
	2016	2015	2014
Assets
Fixed maturities, FVO
CDOs	$—	$1	$21
Corporate	—	(3)	(3)
Foreign government	—	2	16
RMBS	3	—	—
Total fixed maturities, FVO	$3	$—	$34
Equity, FVO	(34)	(12)	(2)
Total realized capital gains (losses)	$(31)	$(12)	$32
Fair Value of Assets and Liabilities using the Fair Value Option

	As of December 31,
	2016	2015
Assets
Fixed maturities, FVO
ABS	$—	$4
CDOs	—	1
CMBS	—	6
Corporate	—	31
Foreign government	—	1
RMBS	82	119
U.S. Government	—	3
Total fixed maturities, FVO	$82	$165
Equity, FVO [1]	$—	$281

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets. The Company did not hold any equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
Financial Assets and Liabilities Not Carried at Fair Value

		December 31, 2016		December 31, 2015
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,442	$1,442	$1,446	$1,446
Mortgage loans	Level 3	2,811	2,843	2,918	2,995
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,436	6,626	6,611	6,802
Consumer notes [2] [3]	Level 3	20	20	38	38
Assumed investment contracts [3]	Level 3	487	526	619	682

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income (Loss)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Fixed maturities [1]	$1,049	$1,095	$1,113
Equity securities	8	7	14
Mortgage loans	135	152	156
Policy loans	83	82	80
Limited partnerships and other alternative investments	86	97	141
Other investments [2]	64	82	111
Investment expenses	(52)	(59)	(72)
Total net investment income	$1,373	$1,456	$1,543

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Gross gains on sales	$211	$239	$264
Gross losses on sales	(93)	(211)	(235)
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Valuation allowances on mortgage loans	—	(4)	(4)
Japanese fixed annuity contract hedges, net	—	—	(14)
Results of variable annuity hedge program
GMWB derivatives, net	(38)	(87)	5
Macro hedge program	(163)	(46)	(11)
Total U.S. program	(201)	(133)	(6)
International Program	—	—	(126)
Total results of variable annuity hedge program	(201)	(133)	(132)
GMAB/GMWB reinsurance	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Transactional foreign currency revaluation	(70)	(4)	—
Non-qualifying foreign currency derivatives	57	(16)	(122)
Other, net [1]	(27)	(2)	(125)
Net realized capital losses	$(163)	$(146)	$577

[1]	Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(12), $46, and $972, respectively for 2016, 2015 and 2014.
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $89, $(27) and $1 for the years ended December 31, 2016, 2015 and 2014, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Sales of AFS Securities

	For the years ended December 31,
	2016	2015	2014
Fixed maturities, AFS
Sale proceeds	$7,409	$9,454	$9,084
Gross gains	206	195	210
Gross losses	(85)	(161)	(183)
Equity securities, AFS
Sale proceeds	$321	$586	$107
Gross gains	4	26	9
Gross losses	(8)	(26)	(6)
Sales of AFS securities in 2016 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Impairments in Earnings by Type

	For the years ended December 31,
	2016	2015	2014
Intent-to-sell impairments	$4	$24	$11
Credit impairments	22	23	16
Impairments on equity securities	2	14	1
Other impairments	—	—	1
Total impairments	$28	$61	$29
Cumulative Credit Impairments

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Balance as of beginning of period	$(211)	$(296)	$(410)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(9)	(11)	(7)
Securities previously impaired	(13)	(12)	(9)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	44	58	111
Securities the Company made the decision to sell or more likely than not will be required to sell	—	1	—
Securities due to an increase in expected cash flows	19	49	$19
Balance as of end of period	$(170)	$(211)	$(296)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities
AFS Securities by Type

	December 31, 2016					December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$1,011	$9	$(27)	$993	$—	$864	$16	$(34)	$846	$—
CDOs [2]	893	49	(2)	940	—	1,354	67	(11)	1,408	—
CMBS	2,135	45	(34)	2,146	(1)	1,936	52	(24)	1,964	(3)
Corporate	13,677	1,111	(95)	14,693	—	14,425	975	(225)	15,175	(3)
Foreign govt./govt. agencies	337	18	(10)	345	—	328	14	(11)	331	—
Municipal	1,098	97	(6)	1,189	—	1,057	80	(5)	1,132	—
RMBS	1,742	34	(16)	1,760	—	1,468	43	(8)	1,503	—
U.S. Treasuries	1,614	153	(14)	1,753	—	2,127	184	(13)	2,298	—
Total fixed maturities, AFS	22,507	1,516	(204)	23,819	(1)	23,559	1,431	(331)	24,657	(6)
Equity securities, AFS [3]	142	12	(2)	152	—	178	11	(11)	178	—
Total AFS securities	$22,649	$1,528	$(206)	$23,971	$(1)	$23,737	$1,442	$(342)	$24,835	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2016 and 2015.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015. The Company held no equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed maturities, AFS, by Contractual Maturity Year

	December 31, 2016		December 31, 2015
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$722	$727	$953	$974
Over one year through five years	4,184	4,301	4,973	5,075
Over five years through ten years	3,562	3,649	3,650	3,714
Over ten years	8,258	9,303	8,361	9,173
Subtotal	16,726	17,980	17,937	18,936
Mortgage-backed and asset-backed securities	5,781	5,839	5,622	5,721
Total fixed maturities, AFS	$22,507	$23,819	$23,559	$24,657
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government securities as of December 31, 2016 or December 31, 2015. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid plc, HSBC Holdings plc, and Oracle Corp., which each comprised less than 1% of total invested assets. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2016, were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2015 were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
Unrealized Loss Aging for AFS securities by Type and Length of Time

	December 31, 2016
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs [1]	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS [2]	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2016 and 2015, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.
As of December 31, 2016, AFS securities in an unrealized loss position consisted of 1,897 securities, primarily in the corporate sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2016, 95% of these securities were depressed less than 20% of cost or amortized cost. The decrease in unrealized losses during 2016 was primarily attributable to tighter credit spreads, partially offset by higher interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors. Corporate financial services securities and student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a lower level of oil prices. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.
As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. As of December 31, 2015, commercial mortgage loans had an amortized cost of $2.9 billion, with a valuation allowance of $19 and a carrying value of $2.9 billion. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2016 and 2015, the carrying value of mortgage loans that had a valuation allowance was $31 and $39, respectively. There were no mortgage loans held-for-sale as of December 31, 2016 or December 31, 2015. As of December 31, 2016, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Valuation Allowance Activity

	For the years ended December 31,
	2016	2015	2014
Balance as of January 1	$(19)	$(15)	$(12)
(Additions)/Reversals	—	(4)	(4)
Deductions	—	—	1
Balance as of December 31	$(19)	$(19)	$(15)
The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 51% as of December 31, 2016, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.55x as of December 31, 2016. As of December 31, 2016 and December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Commercial Mortgage Loans Credit Quality

	December 31, 2016		December 31, 2015
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$20	0.59x	$15	0.91x
65% - 80%	182	2.17x	280	1.78x
Less than 65%	2,609	2.61x	2,623	2.54x
Total commercial mortgage loans	$2,811	2.55x	$2,918	2.45x
Mortgage Loans by Region

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$54	1.9%	$66	2.3%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	237	8.4%	210	7.2%
New England	93	3.3%	163	5.6%
Pacific	814	29.0%	933	32.0%
South Atlantic	613	21.8%	579	19.8%
West South Central	128	4.6%	125	4.3%
Other [1]	858	30.5%	828	28.3%
Total mortgage loans	$2,811	100%	$2,918	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.
Mortgage Loans by Property Type

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.6%	$16	0.5%
Industrial	793	28.2%	829	28.4%
Lodging	25	0.9%	26	0.9%
Multifamily	535	19.0%	557	19.1%
Office	605	21.5%	729	25.0%
Retail	611	21.8%	650	22.3%
Other	226	8.0%	111	3.8%
Total mortgage loans	$2,811	100%	$2,918	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities but also as an investment manager and as a means of accessing capital through a contingent capital facility ("the facility").
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment. Since December 31, 2015, the Company has disposed of the VIEs for which it was the primary beneficiary.
Consolidated VIEs

	December 31, 2016			December 31, 2015
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$—	$—	$—	$52	$11	$42
Limited partnerships and other alternative investments [4]	—	—	—	2	1	1
Total	$—	$—	$—	$54	$12	$43

[1]	Included in other liabilities on the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS on the Company's Consolidated Balance Sheets.

[4]	Total assets included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2016 and December 31, 2015 is limited to the total carrying value of $859 and $729, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2016 and December 31, 2015, the Company has outstanding commitments totaling $497 and $299, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager and, therefore does not consolidate. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s consolidated balance sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2016, the fair value of securities on loan and the associated liability for cash collateral received was $435 and $420,

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

respectively. The Company also received securities collateral of $26 which was not included in the Company's Consolidated Balance Sheets. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified date in the future. These transactions generally have a contractual maturity of ninety days or less.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2016, the Company reported in fixed maturities, AFS on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $112 in fixed maturities, AFS and $9 in cash. The Company reported a corresponding obligation to repurchase the pledged securities of $118 in other liabilities on the Consolidated Balance Sheets. As of December 31, 2015, the Company reported in financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2016 or December 31, 2015.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2016 and 2015 the fair value of securities on deposit was approximately $21 and $14, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2016 is limited to the total carrying value of $930. In addition, the Company has outstanding commitments totaling approximately $497, to fund limited partnership and other alternative investments as of December 31, 2016. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2016, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $100.6 billion and $82.2 billion as of December 31, 2016 and 2015, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $17.6 billion and $14.0 billion as of December 31, 2016 and 2015, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.9 billion, $0.8 billion and $3.5 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $7.4 billion, $5.2 billion, and $8.7 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. As of, and for the period ended, December 31, 2016, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company also enters into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2016 and 2015, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion and $4.6 billion, respectively.
Foreign Currency Swaps and Forwards
Foreign currency forwards are used to hedge non-U.S. dollar denominated cash and equity securities. The Company also enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars.
Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. During 2015, the Company entered into a total return swap to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). The swap matured in January 2016 and the specific common stock investments were sold at that time. In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contain embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Customized swaps	$5,191	$5,877	$100	$131
Equity swaps, options, and futures	1,362	1,362	(27)	2
Interest rate swaps and futures	3,703	3,740	21	25
Total	$10,256	$10,979	$94	$158
Macro Hedge Program
The Company utilizes equity swaps, options, futures, and forwards to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company's statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2016 and 2015, the Company had approximately $875 and $895, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Cash flow hedges
Interest rate swaps	$1,794	$1,766	$7	$38	$9	$38	$(2)	$—
Foreign currency swaps	164	143	(16)	(19)	10	7	(26)	(26)
Total cash flow hedges	1,958	1,909	(9)	19	19	45	(28)	(26)
Fair value hedges
Interest rate swaps	—	23	—	—	—	—	—	—
Total fair value hedges	—	23	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	2,774	4,710	(411)	(415)	249	285	(660)	(700)
Foreign exchange contracts
Foreign currency swaps and forwards	382	386	36	4	36	4	—	—
Fixed payout annuity hedge	804	1,063	(263)	(357)	—	—	(263)	(357)
Credit contracts
Credit derivatives that purchase credit protection	131	249	(3)	10	—	12	(3)	(2)
Credit derivatives that assume credit risk [1]	458	1,435	4	(10)	5	5	(1)	(15)
Credit derivatives in offsetting positions	1,006	1,435	(1)	(1)	16	17	(17)	(18)
Equity contracts
Equity index swaps and options	100	404	—	15	33	41	(33)	(26)
Variable annuity hedge program
GMWB product derivatives [2]	13,114	15,099	(241)	(262)	—	—	(241)	(262)
GMWB reinsurance contracts	2,709	3,106	73	83	73	83	—	—
GMWB hedging instruments	10,256	10,979	94	158	190	264	(96)	(106)
Macro hedge program	6,532	4,548	178	147	201	179	(23)	(32)
Other
Modified coinsurance reinsurance contracts	875	895	68	79	68	79	—	—
Total non-qualifying strategies	39,141	44,309	(466)	(549)	871	969	(1,337)	(1,518)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)
Balance Sheet Location
Fixed maturities, available-for-sale	$121	$184	$—	$(1)	$—	$—	$—	$(1)
Other investments	12,732	11,837	235	250	325	360	(90)	(110)
Other liabilities	11,498	15,071	(577)	(653)	424	492	(1,001)	(1,145)
Reinsurance recoverables	3,584	4,000	141	162	141	162	—	—
Other policyholder funds and benefits payable	13,164	15,149	(274)	(288)	—	—	(274)	(288)
Total derivatives	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)
As of December 31, 2015
Other investments	$852	$692	$250	$(90)	$99	$61
Other liabilities	(1,255)	(499)	(653)	(103)	(753)	(3)

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2016	2015	2014	2016	2015	2014
Interest rate swaps	$(16)	$3	$34	$—	$—	$2
Foreign currency swaps	2	—	(10)	—	—	—
Total	$(14)	$3	$24	$—	$—	$2

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2016	2015	2014
Interest rate swaps	Net realized capital gains (losses)	$1	$(1)	$(1)
Interest rate swaps	Net investment income (loss)	25	33	50
Foreign currency swaps	Net realized capital gains (losses)	(2)	(9)	(13)
Total		$24	$23	$36
As of December 31, 2016, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $13. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions, excluding interest payments on existing variable-rate financial instruments, is approximately less than one year.
During the years ended December 31, 2016, 2015, and 2014, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
For the years ended December 31, 2016, 2015, and 2014, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2016	2015	2014
Variable annuity hedge program
GMWB product derivatives	$88	$(59)	$(2)
GMWB reinsurance contracts	(14)	17	4
GMWB hedging instruments	(112)	(45)	3
Macro hedge program	(163)	(46)	(11)
International program hedging instruments	—	—	(126)
Total variable annuity hedge program	(201)	(133)	(132)
Foreign exchange contracts
Foreign currency swaps and forwards	32	5	4
Fixed payout annuity hedge	25	(21)	(148)
Japanese fixed annuity hedging instruments	—	—	22
Total foreign exchange contracts	57	(16)	(122)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(18)	(7)	(6)
Credit contracts
Credit derivatives that purchase credit protection	(9)	3	(6)
Credit derivatives that assume credit risk	15	(4)	10
Equity contracts
Equity index swaps and options	30	19	7
Commodity contracts
Commodity options	—	(5)	—
Other
GMAB and GMWB reinsurance contracts	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Derivative instruments formerly associated with HLIKK [1]	—	—	(2)
Total other non-qualifying derivatives	(12)	46	972
Total [2]	$(138)	$(97)	$723
[1] These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.
[2] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion as of December 31, 2016 and 2015, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2016 and 2015, the Company pledged cash collateral associated with derivative instruments with a fair value of $134 and $173, respectively, for which the collateral receivable has been primarily included within other investments on the Company's Consolidated Balance Sheets. As of December 31, 2016 and 2015, the Company also pledged securities collateral associated with derivative instruments with a fair value of $830 and $873, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2016 and 2015, the Company accepted cash collateral associated with derivative instruments of $333 and $341, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 and 2015 with a fair value of $107 and $100, respectively, of which the Company has the ability to sell or repledge $81 and $100, respectively. As of December 31, 2016 and 2015, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2016	2015
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,363	$18,993
Other reinsurers	1,362	1,506
Gross reinsurance recoverables	$20,725	$20,499
As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2016, the Company has $1.2 billion of reinsurance recoverables from Prudential representing approximately 15% of the Company's consolidated stockholder's equity. As of December 31, 2016, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder's Equity.
No allowance for uncollectible reinsurance is required as of December 31, 2016 and December 31, 2015. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2016	2015	2014
Gross earned premiums, fee income and other	$2,659	$2,877	$3,228
Reinsurance assumed	129	113	74
Reinsurance ceded	(1,616)	(1,801)	(2,060)
Net earned premiums, fee income and other	$1,172	$1,189	$1,242

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,131, $1,094, and $845 for the years ended December 31, 2016, 2015, and 2014, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.

6. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2016	2015	2014
Balance, beginning of period	$542	$521	$689
Deferred costs	7	7	14
Amortization — DAC	(40)	(82)	(110)
Amortization — Unlock benefit (charge), pre-tax	(74)	13	(96)
Adjustments to unrealized gains and losses on securities AFS and other	28	83	24
Balance, end of period	$463	$542	$521

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for future policy benefits are as follows:

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Less Shadow Reserve	—	—	(211)	(211)
Liability balance as of January 1, 2016, excluding shadow reserve	863	2,313	10,463	13,639
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Liability balance as of December 31, 2016, excluding shadow reserve	786	2,627	10,349	13,762
Add Shadow Reserve	—	—	238	238
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2015	$812	$2,041	$10,771	$13,624
Less Shadow Reserve	—	—	(265)	(265)
Liability balance as of January 1, 2015, excluding shadow reserve	812	2,041	10,506	13,359
Incurred [3]	163	272	741	1,176
Paid	(112)	—	(784)	(896)
Liability balance as of December 31, 2015, excluding shadow reserve	863	2,313	10,463	13,639
Add Shadow Reserve	—	—	211	211
Liability balance as of December 31, 2015	$863	$2,313	$10,674	$13,850
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041	$1,795	$4,316
Incurred [3]	132	272	107	511
Paid	(89)	—	(79)	(168)
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313	$1,823	$4,659

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits that make up a shortfall between the account value and the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2016:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$13,565	$2,285	$350	71
With 5% rollup [2]	1,156	187	60	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,436	464	75	70
With 5% rollup & EPB	467	102	22	73
Total MAV	18,624	3,038	507
Asset Protection Benefit ("APB") [4]	10,438	172	114	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	464	6	6	70
Reset [6] (5-7 years)	2,406	13	12	70
Return of Premium ("ROP") [7] /Other	8,766	69	65	69
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,698	$3,298	$704	70
Less: General Account Value with GMDB/GMWB	3,773
Subtotal Separate Account Liabilities with GMDB	36,925
Separate Account Liabilities without GMDB	78,740
Total Separate Account Liabilities	$115,665

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.4 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2016	December 31, 2015
Equity securities (including mutual funds)	$33,880	$36,970
Cash and cash equivalents	3,045	3,453
Total	$36,925	$40,423
As of December 31, 2016 and December 31, 2015, approximately 16% and 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 84% and 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.1 billion in qualifying assets to secure FHLBB advances for 2017. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2016, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2016	2015	2014
Income Tax Expense (Benefit)
Current - U.S. Federal	$2	$36	$(339)
Deferred - U.S. Federal	72	(6)	523
Total income tax expense	$74	$30	$184
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2016	2015
Tax basis deferred policy acquisition costs	$101	$119
Unearned premium reserve and other underwriting related reserves	6	4
Financial statement deferred policy acquisition costs and reserves	32	—
Investment-related items	135	524
Insurance product derivatives	79	90
Net operating loss carryover	1,155	1,166
Alternative minimum tax credit	232	232
Foreign tax credit carryover	40	122
Other	191	16
Total Deferred Tax Assets	1,971	2,273
Net Deferred Tax Assets	1,971	2,273
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	—	(220)
Net unrealized gain on investments	(480)	(432)
Employee benefits	(54)	(40)
Total Deferred Tax Liabilities	(534)	(692)
Net Deferred Tax Assets	$1,437	$1,581
The Company has a current income tax receivable of $64 and $276 as of December 31, 2016 and 2015, respectively.
Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2016, 2015, or 2014.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover, alternative minimum tax credit carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,301 and $3,333, respectively. If unutilized, $3,299 of the losses expire from 2023-2029. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent's consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $232 and foreign tax credit carryover of $40 and $122 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2020 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2016	2015	2014
Tax provision at the U.S. federal statutory rate	$125	$186	$301
Dividends received deduction ("DRD")	(76)	(152)	(109)
Foreign related investments	(7)	(3)	(8)
IRS audit adjustments	31	—	—
Other	1	(1)	—
Provision for income taxes	$74	$30	$184
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2, $9 and $7 for the years ended December 31, 2016, 2015 and 2014, respectively. Future minimum lease commitments as of December 31, 2016 are immaterial.
Unfunded Commitments
As of December 31, 2016, the Company has outstanding commitments totaling $645, of which $497 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $106 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $42 relate to mortgage loans the Company is expecting to fund in the first half of 2017.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2016 and 2015 the liability balance was $8 and $15, respectively. As of December 31, 2016 and 2015 was $15 and $27, respectively, related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2016, was $794. Of this $794 the legal entities have posted collateral of $939 in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2016, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, is primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates

Parent Company Transactions
Transactions of the Company with Hartford Fire Insurance Company ("Hartford Fire"), Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. As of December 31, 2016 and 2015, the Company had $53 and $53, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2016, 2015 and 2014, the Company recorded earned premiums of $4, $3, and $3 for these intercompany claim annuities. Under some of the structured settlement agreements, the claimants have released The Hartford's property and casualty subsidiaries of their primary claim obligation. Reserves for annuities issued by the Company to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $711 and $746 as of December 31, 2016 and 2015, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for U.S. Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2016 and 2015, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. As a result, the Company recognized a loss on this recapture of $213 in 2014. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $487 and $619 as of December 31, 2016 and 2015, respectively.
Reinsurance Ceded to Affiliates
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.
The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc., whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

For the Year Ended December 31,
2014
Earned premiums	$(5)
Net realized losses [1]	(103)
Total revenues	(108)
Benefits, losses and loss adjustment expenses	(1)
Insurance operating costs and other expenses	(4)
Total expenses	(5)
Loss before income taxes	(103)
Income tax benefit	(36)
Net loss	$(67)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2016	2015	2014
Combined statutory net income	$349	$371	$132
Statutory capital	$4,398	$4,939	$5,564
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2016 and 2015. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI.
In 2016, HLAI paid dividends of $750 to the Company which were subsequently paid to the Company's parent.
In 2017, the Company is permitted to pay up to a maximum of $1 billion in dividends and the Company 's subsidiaries are permitted to pay up to a maximum of approximately $345 in dividends without prior approval from the applicable insurance commissioner. However, to meet the liquidity needed to pay dividends up to the HFSG Holding Company, the Company may require receiving regulatory approval for extraordinary dividends from HLAI. On January 30, 2017, HLAI paid a dividend of $300 to the Company which was subsequently paid as a dividend to the Company's parent.
The Company anticipates paying an additional $300 dividends to its parent during 2017.
Year Ended December 31, 2015
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results (continued)

The Company’s subsidiaries were permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2016

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$89	$(27)	$1	Net realized capital gains (losses)
	89	(27)	1	Total before tax
	31	(9)	—	Income tax expense
	$58	$(18)	$1	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$1	$(1)	$(1)	Net realized capital gains (losses)
Interest rate swaps	25	33	50	Net investment income
Foreign currency swaps	(2)	(9)	(13)	Net realized capital gains (losses)
	24	23	36	Total before tax
	8	8	13	Income tax expense
	$16	$15	$23	Net income
Total amounts reclassified from AOCI	$74	$(3)	$24	Net income
14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Total revenues	$487	$668	$622	$702	$702	$630	$571	$499
Total benefits, losses and expenses	478	483	474	461	610	500	464	525
Net income	28	145	118	230	79	118	57	7
Less: Net income (loss) attributable to the noncontrolling interest	—	—	—	—	—	1	—	(1)
Net income attributable to Hartford Life Insurance Company	$28	$145	$118	$230	$79	$117	$57	$8

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (2)
	(4)	(b) Form of Dealer Agreement. (3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract. (4)
	(4)	(b) MAV / MAV Plus (5)
	(4)	(c) Principal First (5)
	(4)	(d) Principal First Preferred (5)
	(4)	(e) Lifetime Income Foundation Rider (Single) (5)
	(4)	(f) Lifetime Income Foundation Rider (Joint Life / Single) (5)
	(4)	(g) Lifetime Income Builder II Rider (Single) (5)
	(4)	(h) Lifetime Income Builder II Rider (Joint Life / Spousal) (5)
	(4)	(i) Unified Benefit Rider (5)
	(4)	(j) The Hartford's Lifetime Income Builder Selects Rider (Single) (5)
	(4)	(k) The Hartford's Lifetime Income Builder Selects Rider (Joint Life/Spousal) (5)
	(4)	(l) The Hartford's Lifetime Income Builder Portfolios Rider (Single) (5)
	(4)	(m) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life/Spousal) (5)
	(4)	(n) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value (9)
	(4)	(o) Amendatory Rider - Annuity Commencement Date Deferral Option
	(5)	Form of Application. (6)
	(6)	(a) Articles of Incorporation of Hartford.(2)
	(6)	(b) Bylaws of Hartford.(2)
(7)
Reinsurance Agreements and Amendments
(a) Transamerica Financial Life Insurance Company(5)
(b) ACE Tempest Life Reinsurance Ltd. (October 1, 2002)(5)
(c) ACE Tempest Life Reinsurance Ltd. (June 2, 2003)(5)
(d) ACE Tempest Life Reinsurance Ltd. (April 1, 2004)(5)
(e) Swiss Re Life & Health America, Inc. (HL)(5)
(f) Swiss Re Life & Health America, Inc. (HLA)(5)

(8)
Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (5)
(b) American Funds Insurance Series (5)
(c) Franklin Templeton Variable Insurance Products Trust (5)
(d) Hartford Series Fund, Inc.(5)
(e) MFS Variable Insurance Trust (5)

	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial Statements are omitted.
	(12)	Not applicable.
	(99)	Copy of Power of Attorney

(1)	Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-68463, dated April 15, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement, File No. 333-148564, filed on February 9, 2009.

(3)	Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(4)	Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101938, filed on April 7, 2003.

(5)	Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement, File No. 333-119414, filed on April 9, 2007.

(6)	Incorporated by reference to Post-Effective Amendment No. 19, to the Registration Statement File No. 333-101942, filed on April 23, 2012.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

*	Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement File No. 333-176150, filed on April 20, 2017.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of January 31, 2017, there were 41,592 Contract Owners.
ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Senior Vice President, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.
ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 20, 2017.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 20, 2017

EXHIBIT INDEX
(4)	Amendatory Rider - Annuity Commencement Date Deferral Option
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(99)	Power of Attorney